File Nos. 33-10238
                                                                    811-4906
                     SECURITIES AND EXCHANGE COMMISSION
                           Washington, D.C. 20549

                                 FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933               [X]

     Pre-Effective Amendment No.                                      [  ]


     Post-Effective Amendment No. 32                                  [X]



                                   and/or

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940       [X]


     Amendment No. 32                                                 [X]



                     (Check appropriate box or boxes.)

                 DREYFUS PREMIER STATE MUNICIPAL BOND FUND
             (Exact Name of Registrant as Specified in Charter)

          c/o The Dreyfus Corporation
          200 Park Avenue, New York, New York          10166
          (Address of Principal Executive Offices)     (Zip Code)

     Registrant's Telephone Number, including Area Code: (212) 922-6000

                            Mark N. Jacobs, Esq.
                              200 Park Avenue
                          New York, New York 10166
                  (Name and Address of Agent for Service)

It is proposed that this filing will become effective (check appropriate box)

          immediately upon filing pursuant to paragraph (b)
     ----


      X   on September 1, 1999 pursuant to paragraph (b)
     ----


          60 days after filing pursuant to paragraph (a)(i)
     ----


          on     (date)      to paragraph (a)(i)
     ----


          75 days after filing pursuant to paragraph (a)(ii)
     ----
          on     (date)      pursuant to paragraph (a)(ii) of Rule 485.
     ----

If appropriate, check the following box:

               this post-effective amendment designates a new effective date for a previously filed post-effective amendment.
     ----

Dreyfus Premier State Municipal Bond Fund

Investing for income exempt from federal and, where applicable, from state income taxes

PROSPECTUS September 1, 1999

As with all mutual funds, the Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

Contents

The Fund
--------------------------------------------------------------------------------

Goal/Approach                                                             2

Main Risks                                                                3

Connecticut Series                                                        4

Florida Series                                                            6

Georgia Series                                                            8

Maryland Series                                                          10

Massachusetts Series                                                     12

Michigan Series                                                          14

Minnesota Series                                                         16

New Jersey Series                                                        18

North Carolina Series                                                    20

Ohio Series                                                              22

Pennsylvania Series                                                      24

Texas Series                                                             26

Virginia Series                                                          28

Financial Highlights                                                     30

Management                                                               56

Your Investment
--------------------------------------------------------------------------------

Account Policies                                                         57

Distributions and Taxes                                                  59

Services for Fund Investors                                              60

Instructions for Accounts                                                61

For More Information
--------------------------------------------------------------------------------


INFORMATION ON EACH SERIES' RECENT PERFORMANCE AND HOLDINGS CAN BE FOUND IN ITS CURRENT ANNUAL/SEMIANNUAL REPORT (SEE BACK COVER).

Dreyfus Premier State Municipal Bond Fund

GOAL/APPROACH

The fund seeks to maximize current income exempt from federal income tax and, where applicable, from state income tax, without undue risk. The fund permits you to invest in any of thirteen separate series:

Connecticut series  New Jersey series

Florida series  North Carolina series

Georgia series  Ohio series

Maryland series  Pennsylvania series

Massachusetts series Texas series

Michigan series  Virginia series

Minnesota series

To pursue the fund's goal, each series normally invests substantially all of its assets in municipal bonds that provide income exempt from federal income tax and, where applicable, from the income tax of the state for which the series is named.

Each series will invest at least 70% of its assets in investment grade municipal bonds or the unrated equivalent as determined by Dreyfus. For additional yield, each series may invest up to 30% of its assets in municipal bonds rated below investment grade ("high yield" or "junk" bonds) or the unrated equivalent as determined by Dreyfus. Each series' dollar-weighted average portfolio maturity normally exceeds ten years.

The portfolio manager buys and sells bonds based on credit quality, financial outlook and yield potential. Bonds with deteriorating credit quality are potential sell candidates, while those offering higher yields are potential buy candidates.

Concepts to understand

MUNICIPAL BONDS: debt securities that provide income free from federal income taxes. Municipal bonds are typically divided into two types:

* GENERAL OBLIGATION BONDS, which are secured by the full faith and credit of the issuer and its taxing power

* REVENUE BONDS, which are payable from the revenues derived from a specific revenue source, such as charges for water and sewer service or highway tolls

INVESTMENT GRADE BONDS: independent rating organizations analyze and evaluate a bond issuer's credit history and ability to repay debts. Based on their assessment, they assign letter grades that reflect the issuer's creditworthiness. AAA or Aaa represents the highest credit rating, AA/Aa the second highest, and so on down to D, for defaulted debt. Bonds rated BBB or Baa and above are considered investment grade.




<PAGE 2>

MAIN RISKS

Prices of bonds tend to move inversely with changes in interest rates. While a rise in rates may allow a series to invest for higher yields, the most immediate effect is usually a drop in bond prices and, therefore, in the series' share price as well. As a result, the value of your investment in the series could go up and down, which means that you could lose money.

Other risk factors could have an effect on a series' performance:


* if an issuer fails to make timely interest or principal payments, or there is a decline in the credit quality of a bond or a perception of a decline, the bond's value could fall, potentially lowering the series' share price



* the relevant state's economy and revenues underlying its municipal bonds may decline

* investing primarily in a single state may make a series' portfolio securities more sensitive to risks specific to the state

* lower-rated, higher-yielding municipal bonds are subject to greater credit risk, including the risk of default, than investment grade obligations; lower-rated bonds tend to be more volatile and less liquid

Although the fund's objective is to generate income exempt from federal income tax and, where applicable, from state income tax, interest from some of a series' holdings may be subject to the federal alternative minimum tax. In addition, a series occasionally may invest in taxable bonds or municipal bonds that are exempt only from federal personal income tax.

Other potential risks


Each series may, at times, invest in certain derivatives, such as futures and options. Derivatives can be illiquid and highly sensitive to changes in their underlying security, interest rate or index and, as a result, can be highly volatile. A small investment in certain derivatives could have a potentially large impact on a series' performance.



Each series is non-diversified, which means that a relatively high percentage of the series' assets may be invested in a limited number of issuers. Therefore, its performance may be more vulnerable to changes in the market value of a single issuer or a group of issuers.

The Fund



<PAGE 3>

Connecticut Series
                                              ---------------------------------

                                              Ticker Symbols  CLASS A:    PSCTX

                                                              CLASS B:    PMCBX

                                                              CLASS C:    PMCCX

PAST PERFORMANCE

The tables below show some of the risks of investing in this series of the fund. The first table shows the changes in the series' Class A performance from year to year. The performance figures do not reflect sales loads, and would be lower if they did. The second table compares the series' performance over time to that of the Lehman Brothers Municipal Bond Index, a widely recognized unmanaged index of bond performance. These returns include applicable sales loads. Both tables assume the reinvestment of dividends. Of course, past performance is no guarantee of future results.
--------------------------------------------------------------------------------

Year-by-year total return AS OF 12/31 EACH YEAR (%)


CLASS A SHARES

9.70    6.90    11.05    8.70    12.64    -5.71    15.47    4.53    9.31    6.33
89      90      91       92      93        94      95       96      97      98

BEST QUARTER:                    Q1 '95                           +6.30%

WORST QUARTER:                   Q1 '94                           -5.22%

THE SERIES' CLASS A YEAR-TO-DATE TOTAL RETURN AS OF 6/30/99 WAS -1.11%.
--------------------------------------------------------------------------------

Average annual total return AS OF 12/31/98

                                                                                                                         Since
                           Inception date                     1 Year             5 Years           10 Years            inception
------------------------------------------------------------------------------------------------------------------------------------
CLASS A                       (5/28/87)                        1.56%                4.78%            7.25%                 --

CLASS B                       (1/15/93)                        1.79%                4.85%               --                6.17%

CLASS C                       (8/15/95)                        4.51%                   --               --                6.93%

LEHMAN BROTHERS
MUNICIPAL BOND INDEX*                                          6.48%                6.22%            8.22%                7.21%**

*   UNLIKE THE SERIES, THE LEHMAN INDEX IS NOT COMPOSED OF BONDS OF A SINGLE
STATE.

** FOR COMPARATIVE PURPOSES, THE VALUE OF THE INDEX ON 12/31/92 IS USED AS THE BEGINNING VALUE ON 1/15/93.

What this series is -- and isn't

This series is a mutual fund: a pooled investment that is professionally managed and gives you the opportunity to participate in financial markets. It strives to reach its stated goal, although as with all mutual funds, it cannot offer guaranteed results.

An investment in this fund is not a bank deposit. It is not insured or guaranteed by the FDIC or any other government agency. It is not a complete investment program. You could lose money in this fund, but you also have the potential to make money.






<PAGE 4>

EXPENSES

As an investor, you pay certain fees and expenses in connection with the fund, which are described for the Connecticut series in the tables below.

Fee table

                                                                             CLASS A                CLASS B               CLASS C
------------------------------------------------------------------------------------------------------------------------------------

SHAREHOLDER TRANSACTION FEES (FEES PAID FROM YOUR ACCOUNT)

Maximum front-end sales charge on purchases
AS A % OF OFFERING PRICE                                                        4.50                  NONE                  NONE

Maximum contingent deferred sales charge (CDSC)

AS A % OF PURCHASE OR SALE PRICE, WHICHEVER IS LESS                             NONE*                 4.00                  1.00
------------------------------------------------------------------------------------------------------------------------------------

ANNUAL FUND OPERATING EXPENSES (EXPENSES PAID FROM FUND ASSETS)

% OF AVERAGE DAILY NET ASSETS

Management fees                                                                  .55                   .55                   .55

Rule 12b-1 fee                                                                  NONE                   .50                   .75

Shareholder services fee                                                         .25                   .25                   .25

Other expenses                                                                   .09                   .10                   .10
------------------------------------------------------------------------------------------------------------------------------------

TOTAL                                                                            .89                  1.40                  1.65

* SHARES BOUGHT WITHOUT AN INITIAL SALES CHARGE AS PART OF AN INVESTMENT OF $1 MILLION OR MORE MAY BE CHARGED A CDSC OF 1.00% IF REDEEMED WITHIN ONE YEAR.

Expense example

                                               1 Year               3 Years             5 Years              10 Years
------------------------------------------------------------------------------------------------------------------------------------
CLASS A                                        $537                $721                 $921                 $1,497

CLASS B
WITH REDEMPTION                                $543                $743                 $966                 $1,414**

WITHOUT REDEMPTION                             $143                $443                 $766                 $1,414**

CLASS C
WITH REDEMPTION                                $268                $520                 $897                 $1,955
WITHOUT REDEMPTION                             $168                $520                 $897                 $1,955

** ASSUMES CONVERSION OF CLASS B TO CLASS A AT END OF THE SIXTH YEAR FOLLOWING THE DATE OF PURCHASE.

This example shows what you could pay in expenses over time. It uses the same hypothetical conditions other funds use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. Because actual return and expenses will be different, the example is for comparison only.

Concepts to understand


MANAGEMENT FEE: the fee paid to Dreyfus for managing each portfolio of the fund and assisting in all aspects of its operation.



RULE 12B-1 FEE: the fee paid to the fund's distributor to finance the sale of Class B and Class C shares. Because this fee is paid out of the fund's assets on an ongoing basis, over time it will increase the cost of your investment and may cost you more than paying other types of sales charges.

SHAREHOLDER SERVICES FEE: a fee paid to the fund's distributor for shareholder account service and maintenance.

OTHER EXPENSES: fees paid by the fund for miscellaneous items such as transfer agency, custody, professional and registration fees.

Connecticut Series





<PAGE 5>

Florida Series
                                              ---------------------------------

                                              Ticker Symbols  CLASS A:    PSFLX

                                                              CLASS B:    PSFBX

                                                              CLASS C:    PSFCX

PAST PERFORMANCE

The tables below show some of the risks of investing in this series of the fund. The first table shows the changes in the series' Class A performance from year to year. The performance figures do not reflect sales loads, and would be lower if they did. The second table compares the series' performance over time to that of the Lehman Brothers Municipal Bond Index, a widely recognized unmanaged index of bond performance. These returns include applicable sales loads. Both tables assume the reinvestment of dividends. Of course, past performance is no guarantee of future results.
--------------------------------------------------------------------------------

Year-by-year total return AS OF 12/31 EACH YEAR (%)


CLASS A SHARES

11.97   7.37   12.37   9.02   11.90   -4.46   16.68   3.14   4.88   5.59
89      90     91      92     93       94     95      96     97     98

BEST QUARTER:                    Q1 '95                    +7.13%

WORST QUARTER:                   Q1 '94                   -4.73%

THE SERIES' CLASS A YEAR-TO-DATE TOTAL RETURN AS OF 6/30/99 WAS -1.13%.
--------------------------------------------------------------------------------

Average annual total return AS OF 12/31/98

                                                                                                                     Since
                           Inception date                1 Year              5 Years           10 Years            inception
------------------------------------------------------------------------------------------------------------------------------------
CLASS A                       (5/28/87)                  0.84%                3.99%              7.20%                  --

CLASS B                       (1/15/93)                  1.01%                4.09%                 --                5.41%

CLASS C                       (8/15/95)                  3.68%                  --                  --                5.10%

LEHMAN BROTHERS
MUNICIPAL BOND INDEX*                                     6.48%                6.22%             8.22%                7.21%**

*   UNLIKE THE SERIES, THE LEHMAN INDEX IS NOT COMPOSED OF BONDS OF A SINGLE
STATE.

** FOR COMPARATIVE PURPOSES, THE VALUE OF THE INDEX ON 12/31/92 IS USED AS THE BEGINNING VALUE ON 1/15/93.

What this series is -- and isn't

This series is a mutual fund: a pooled investment that is professionally managed and gives you the opportunity to participate in financial markets. It strives to reach its stated goal, although as with all mutual funds, it cannot offer guaranteed results.

An investment in this fund is not a bank deposit. It is not insured or guaranteed by the FDIC or any other government agency. It is not a complete investment program. You could lose money in this fund, but you also have the potential to make money.






<PAGE 6>

EXPENSES

As an investor, you pay certain fees and expenses in connection with the fund, which are described for the Florida series in the tables below.

Fee table

                                                                             CLASS A                CLASS B               CLASS C
------------------------------------------------------------------------------------------------------------------------------------

SHAREHOLDER TRANSACTION FEES (FEES PAID FROM YOUR ACCOUNT)

Maximum front-end sales charge on purchases
AS A % OF OFFERING PRICE                                                        4.50                  NONE                  NONE

Maximum contingent deferred sales charge (CDSC)

AS A % OF PURCHASE OR SALE PRICE, WHICHEVER IS LESS                             NONE*                 4.00                  1.00
------------------------------------------------------------------------------------------------------------------------------------

ANNUAL FUND OPERATING EXPENSES (EXPENSES PAID FROM FUND ASSETS)

% OF AVERAGE DAILY NET ASSETS

Management fees                                                                  .55                   .55                   .55

Rule 12b-1 fee                                                                  NONE                   .50                   .75

Shareholder services fee                                                         .25                   .25                   .25

Other expenses                                                                   .12                   .12                   .20
------------------------------------------------------------------------------------------------------------------------------------

TOTAL                                                                            .92                  1.42                  1.75

* SHARES BOUGHT WITHOUT AN INITIAL SALES CHARGE AS PART OF AN INVESTMENT OF $1 MILLION OR MORE MAY BE CHARGED A CDSC OF 1.00% IF REDEEMED WITHIN ONE YEAR.

Expense example

                                               1 Year               3 Years             5 Years              10 Years
------------------------------------------------------------------------------------------------------------------------------------
CLASS A                                        $540                $730                 $936                 $1,530

CLASS B
WITH REDEMPTION                                $545                $749                 $976                 $1,442**

WITHOUT REDEMPTION                             $145                $449                 $776                 $1,442**

CLASS C
WITH REDEMPTION                                $278                $551                 $949                 $2,062
WITHOUT REDEMPTION                             $178                $551                 $949                 $2,062

** ASSUMES CONVERSION OF CLASS B TO CLASS A AT END OF THE SIXTH YEAR FOLLOWING THE DATE OF PURCHASE.

This example shows what you could pay in expenses over time. It uses the same hypothetical conditions other funds use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. Because actual return and expenses will be different, the example is for comparison only.

Concepts to understand


MANAGEMENT FEE: the fee paid to Dreyfus for managing each portfolio of the fund and assisting in all aspects of its operation.



RULE 12B-1 FEE: the fee paid to the fund's distributor to finance the sale of Class B and Class C shares. Because this fee is paid out of the fund's assets on an ongoing basis, over time it will increase the cost of your investment and may cost you more than paying other types of sales charges.

SHAREHOLDER SERVICES FEE: a fee paid to the fund's distributor for shareholder account service and maintenance.

OTHER EXPENSES: fees paid by the fund for miscellaneous items such as transfer agency, custody, professional and registration fees.

Florida Series





<PAGE 7>

Georgia Series
                                              ---------------------------------

                                              Ticker Symbols  CLASS A:    PGAXX

                                                              CLASS B:    PGABX

                                                              CLASS C:    PGACX

PAST PERFORMANCE

The tables below show some of the risks of investing in this series of the fund. The first table shows the changes in the series' Class A performance from year to year. The performance figures do not reflect sales loads, and would be lower if they did. The second table compares the series' performance over time to that of the Lehman Brothers Municipal Bond Index, a widely recognized unmanaged index of bond performance. These returns include applicable sales loads. Both tables assume the reinvestment of dividends. Of course, past performance is no guarantee of future results.
--------------------------------------------------------------------------------

Year-by-year total return AS OF 12/31 EACH YEAR (%)

CLASS A SHARES

                            14.79  -7.66  19.58  2.86   8.18   4.82
89     90     91     92     93     94     95     96     97     98

BEST QUARTER:                    Q1 '95                         +8.33%

WORST QUARTER:                   Q1 '94                         -6.98%

THE SERIES' CLASS A YEAR-TO-DATE TOTAL RETURN AS OF 6/30/99 WAS -2.02%.
--------------------------------------------------------------------------------

Average annual total return AS OF 12/31/98

                                                                                                                    Since
                           Inception date                1 Year              5 Years           10 Years            inception
------------------------------------------------------------------------------------------------------------------------------------
CLASS A                       (9/3/92)                   0.13%                4.23%               --                6.25%

CLASS B                       (1/15/93)                  0.38%                4.35%               --                6.12%

CLASS C                       (8/15/95)                  2.75%                   --               --                6.19%

LEHMAN BROTHERS


MUNICIPAL BOND INDEX*                                    6.48%                6.22%               --                7.23%**



*   UNLIKE THE SERIES, THE LEHMAN INDEX IS NOT COMPOSED OF BONDS OF A SINGLE
STATE.

** FOR COMPARATIVE PURPOSES, THE VALUE OF THE INDEX ON 8/31/92 IS USED AS THE BEGINNING VALUE ON 9/3/92.

What this series is -- and isn't

This series is a mutual fund: a pooled investment that is professionally managed and gives you the opportunity to participate in financial markets. It strives to reach its stated goal, although as with all mutual funds, it cannot offer guaranteed results.

An investment in this fund is not a bank deposit. It is not insured or guaranteed by the FDIC or any other government agency. It is not a complete investment program. You could lose money in this fund, but you also have the potential to make money.






<PAGE 8>

EXPENSES

As an investor, you pay certain fees and expenses in connection with the fund, which are described for the Georgia series in the tables below.

Fee table

                                                                             CLASS A                CLASS B               CLASS C
------------------------------------------------------------------------------------------------------------------------------------

SHAREHOLDER TRANSACTION FEES (FEES PAID FROM YOUR ACCOUNT)

Maximum front-end sales charge on purchases
AS A % OF OFFERING PRICE                                                        4.50                  NONE                  NONE

Maximum contingent deferred sales charge (CDSC)

AS A % OF PURCHASE OR SALE PRICE, WHICHEVER IS LESS                             NONE*                 4.00                  1.00
------------------------------------------------------------------------------------------------------------------------------------

ANNUAL FUND OPERATING EXPENSES (EXPENSES PAID FROM FUND ASSETS)

% OF AVERAGE DAILY NET ASSETS

Management fees                                                                  .55                   .55                   .55

Rule 12b-1 fee                                                                  NONE                   .50                   .75

Shareholder services fee                                                         .25                   .25                   .25

Other expenses                                                                   .19                   .19                   .44
------------------------------------------------------------------------------------------------------------------------------------

TOTAL                                                                            .99                  1.49                  1.99


* SHARES BOUGHT WITHOUT AN INITIAL SALES CHARGE AS PART OF AN INVESTMENT OF $1 MILLION OR MORE MAY BE CHARGED A CDSC OF 1.00% IF REDEEMED WITHIN ONE YEAR.

Expense example

                                               1 Year               3 Years             5 Years              10 Years
------------------------------------------------------------------------------------------------------------------------------------
CLASS A                                        $546                $751                 $972                 $1,608

CLASS B
WITH REDEMPTION                                $552                $771                 $1,013               $1,521**

WITHOUT REDEMPTION                             $152                $471                 $813                 $1,521**

CLASS C
WITH REDEMPTION                                $302                $624                 $1,073               $2,317
WITHOUT REDEMPTION                             $202                $624                 $1,073               $2,317

** ASSUMES CONVERSION OF CLASS B TO CLASS A AT END OF THE SIXTH YEAR FOLLOWING THE DATE OF PURCHASE.

This example shows what you could pay in expenses over time. It uses the same hypothetical conditions other funds use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. Because actual return and expenses will be different, the example is for comparison only.

Concepts to understand


MANAGEMENT FEE: the fee paid to Dreyfus for managing each portfolio of the fund and assisting in all aspects of its operation.



RULE 12B-1 FEE: the fee paid to the fund's distributor to finance the sale of Class B and Class C shares. Because this fee is paid out of the fund's assets on an ongoing basis, over time it will increase the cost of your investment and may cost you more than paying other types of sales charges.

SHAREHOLDER SERVICES FEE: a fee paid to the fund's distributor for shareholder account service and maintenance.

OTHER EXPENSES: fees paid by the fund for miscellaneous items such as transfer agency, custody, professional and registration fees.

Georgia Series





<PAGE 9>

Maryland Series
                                              ---------------------------------

                                              Ticker Symbols  CLASS A:    PSMDX

                                                              CLASS B:    PMDBX

                                                              CLASS C:    PMDCX

PAST PERFORMANCE

The tables below show some of the risks of investing in this series of the fund. The first table shows the changes in the series' Class A performance from year to year. The performance figures do not reflect sales loads, and would be lower if they did. The second table compares the series' performance over time to that of the Lehman Brothers Municipal Bond Index, a widely recognized unmanaged index of bond performance. These returns include applicable sales loads. Both tables assume the reinvestment of dividends. Of course, past performance is no guarantee of future results.
--------------------------------------------------------------------------------
Year-by-year total return AS OF 12/31 EACH YEAR (%)

CLASS A SHARES


9.96   8.10   11.94   8.35   11.39   -4.75   15.91     4.50     9.47    5.65
89     90     91      92     93      94      95        96       97      98

BEST QUARTER:                    Q1 '95                         +6.49%


WORST QUARTER:                   Q1 '94                         -4.65%



THE SERIES' CLASS A YEAR-TO-DATE TOTAL RETURN AS OF 6/30/99 WAS -0.73%.
--------------------------------------------------------------------------------

Average annual total return AS OF 12/31/98

                                                                                                                     Since
                           Inception date                1 Year              5 Years           10 Years            inception
------------------------------------------------------------------------------------------------------------------------------------
CLASS A                       (5/28/87)                   0.90%                4.97%              7.43%                --

CLASS B                       (1/15/93)                   1.14%                5.05%                --                6.16%

CLASS C                       (8/15/95)                   3.84%                   --                --                6.79%

LEHMAN BROTHERS
MUNICIPAL BOND INDEX*                                     6.48%                6.22%             8.22%                7.21%**

*   UNLIKE THE SERIES, THE LEHMAN INDEX IS NOT COMPOSED OF BONDS OF A SINGLE
STATE.

** FOR COMPARATIVE PURPOSES, THE VALUE OF THE INDEX ON 12/31/92 IS USED AS THE BEGINNING VALUE ON 1/15/93.

What this series is -- and isn't

This series is a mutual fund: a pooled investment that is professionally managed and gives you the opportunity to participate in financial markets. It strives to reach its stated goal, although as with all mutual funds, it cannot offer guaranteed results.

An investment in this fund is not a bank deposit. It is not insured or guaranteed by the FDIC or any other government agency. It is not a complete investment program. You could lose money in this fund, but you also have the potential to make money.






<PAGE 10>

EXPENSES

As an investor, you pay certain fees and expenses in connection with the fund, which are described for the Maryland series in the tables below.

Fee table

                                                                             CLASS A                CLASS B               CLASS C
------------------------------------------------------------------------------------------------------------------------------------

SHAREHOLDER TRANSACTION FEES (FEES PAID FROM YOUR ACCOUNT)

Maximum front-end sales charge on purchases

AS A % OF OFFERING PRICE                                                        4.50                  NONE                  NONE

Maximum contingent deferred sales charge (CDSC)
AS A % OF PURCHASE OR SALE PRICE, WHICHEVER IS LESS                             NONE*                 4.00                  1.00
------------------------------------------------------------------------------------------------------------------------------------

ANNUAL FUND OPERATING EXPENSES (EXPENSES PAID FROM FUND ASSETS)

% OF AVERAGE DAILY NET ASSETS

Management fees                                                                  .55                   .55                   .55

Rule 12b-1 fee                                                                  NONE                   .50                   .75

Shareholder services fee                                                         .25                   .25                   .25

Other expenses                                                                   .10                   .12                   .11
------------------------------------------------------------------------------------------------------------------------------------

TOTAL                                                                            .90                  1.42                  1.66


* SHARES BOUGHT WITHOUT AN INITIAL SALES CHARGE AS PART OF AN INVESTMENT OF $1 MILLION OR MORE MAY BE CHARGED A CDSC OF 1.00% IF REDEEMED WITHIN ONE YEAR.

Expense example

                                               1 Year               3 Years             5 Years              10 Years
------------------------------------------------------------------------------------------------------------------------------------
CLASS A                                        $538                $724                 $926                 $1,508

CLASS B
WITH REDEMPTION                                $545                $749                 $976                 $1,431**

WITHOUT REDEMPTION                             $145                $449                 $776                 $1,431**

CLASS C
WITH REDEMPTION                                $269                $523                 $902                 $1,965
WITHOUT REDEMPTION                             $169                $523                 $902                 $1,965

** ASSUMES CONVERSION OF CLASS B TO CLASS A AT END OF THE SIXTH YEAR FOLLOWING THE DATE OF PURCHASE.

This example shows what you could pay in expenses over time. It uses the same hypothetical conditions other funds use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. Because actual return and expenses will be different, the example is for comparison only.

Concepts to understand


MANAGEMENT FEE: the fee paid to Dreyfus for managing each portfolio of the fund and assisting in all aspects of its operation.



RULE 12B-1 FEE: the fee paid to the fund's distributor to finance the sale of Class B and Class C shares. Because this fee is paid out of the fund's assets on an ongoing basis, over time it will increase the cost of your investment and may cost you more than paying other types of sales charges.

SHAREHOLDER SERVICES FEE: a fee paid to the fund's distributor for shareholder account service and maintenance.

OTHER EXPENSES: fees paid by the fund for miscellaneous items such as transfer agency, custody, professional and registration fees.

Maryland Series





<PAGE 11>

Massachusetts Series
                                              ---------------------------------

                                              Ticker Symbols  CLASS A:    PSMAX

                                                              CLASS B:    PBMAX

                                                              CLASS C:    PCMAX

PAST PERFORMANCE

The tables below show some of the risks of investing in this series of the fund. The first table shows the changes in the series' Class A performance from year to year. The performance figures do not reflect sales loads, and would be lower if they did. The second table compares the series' performance over time to that of the Lehman Brothers Municipal Bond Index, a widely recognized unmanaged index of bond performance. These returns include applicable sales loads. Both tables assume the reinvestment of dividends. Of course, past performance is no guarantee of future results.
--------------------------------------------------------------------------------

Year-by-year total return AS OF 12/31 EACH YEAR (%)

CLASS A SHARES

9.35    6.69   12.26   9.77    11.63    -4.56    14.81    4.24    8.57    5.81
89      90     91      92      93        94      95       96      97      98

BEST QUARTER:                    Q1 '95                         +5.68%

WORST QUARTER:                   Q1 '94                         -4.20%

THE SERIES' CLASS A YEAR-TO-DATE TOTAL RETURN AS OF 6/30/99 WAS -1.44%.
--------------------------------------------------------------------------------

Average annual total return AS OF 12/31/98

                                                                                                                    Since
                           Inception date                1 Year              5 Years            10 Years          inception
------------------------------------------------------------------------------------------------------------------------------------
CLASS A                       (5/28/87)                   1.04%                4.62%              7.24%                 --

CLASS B                       (1/15/93)                   1.31%                4.72%                 --               5.91%

CLASS C                       (8/15/95)                   4.11%                  --                  --               6.49%

LEHMAN BROTHERS
MUNICIPAL BOND INDEX*                                     6.48%                6.22%              8.22%               7.21%**

*   UNLIKE THE SERIES, THE LEHMAN INDEX IS NOT COMPOSED OF BONDS OF A SINGLE
STATE.

** FOR COMPARATIVE PURPOSES, THE VALUE OF THE INDEX ON 12/31/92 IS USED AS THE BEGINNING VALUE ON 1/15/93.

What this series is -- and isn't

This series is a mutual fund: a pooled investment that is professionally managed and gives you the opportunity to participate in financial markets. It strives to reach its stated goal, although as with all mutual funds, it cannot offer guaranteed results.

An investment in this fund is not a bank deposit. It is not insured or guaranteed by the FDIC or any other government agency. It is not a complete investment program. You could lose money in this fund, but you also have the potential to make money.






<PAGE 12>

EXPENSES

As an investor, you pay certain fees and expenses in connection with the fund, which are described for the Massachusetts series in the tables below.

Fee table

                                                                             CLASS A                CLASS B               CLASS C
------------------------------------------------------------------------------------------------------------------------------------

SHAREHOLDER TRANSACTION FEES (FEES PAID FROM YOUR ACCOUNT)

Maximum front-end sales charge on purchases
AS A % OF OFFERING PRICE                                                        4.50                  NONE                  NONE

Maximum contingent deferred sales charge (CDSC)

AS A % OF PURCHASE OR SALE PRICE, WHICHEVER IS LESS                             NONE*                 4.00                  1.00
------------------------------------------------------------------------------------------------------------------------------------

ANNUAL FUND OPERATING EXPENSES (EXPENSES PAID FROM FUND ASSETS)

% OF AVERAGE DAILY NET ASSETS

Management fees                                                                  .55                   .55                   .55

Rule 12b-1 fee                                                                  NONE                   .50                   .75

Shareholder services fee                                                         .25                   .25                   .25

Other expenses                                                                   .13                   .13                   .15
------------------------------------------------------------------------------------------------------------------------------------

TOTAL                                                                            .93                  1.43                  1.70

* SHARES BOUGHT WITHOUT AN INITIAL SALES CHARGE AS PART OF AN INVESTMENT OF $1 MILLION OR MORE MAY BE CHARGED A CDSC OF 1.00% IF REDEEMED WITHIN ONE YEAR.

Expense example

                                               1 Year               3 Years             5 Years              10 Years
------------------------------------------------------------------------------------------------------------------------------------
CLASS A                                        $541                $733                 $944                 $1,542

CLASS B
WITH REDEMPTION                                $546                $752                 $982                 $1,453**

WITHOUT REDEMPTION                             $146                $452                 $782                 $1,453**

CLASS C
WITH REDEMPTION                                $273                $536                 $923                 $2,009
WITHOUT REDEMPTION                             $173                $536                 $923                 $2,009

** ASSUMES CONVERSION OF CLASS B TO CLASS A AT END OF THE SIXTH YEAR FOLLOWING THE DATE OF PURCHASE.

This example shows what you could pay in expenses over time. It uses the same hypothetical conditions other funds use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. Because actual return and expenses will be different, the example is for comparison only.

Concepts to understand


MANAGEMENT FEE: the fee paid to Dreyfus for managing each portfolio of the fund and assisting in all aspects of its operation.



RULE 12B-1 FEE: the fee paid to the fund's distributor to finance the sale of Class B and Class C shares. Because this fee is paid out of the fund's assets on an ongoing basis, over time it will increase the cost of your investment and may cost you more than paying other types of sales charges.

SHAREHOLDER SERVICES FEE: a fee paid to the fund's distributor for shareholder account service and maintenance.

OTHER EXPENSES: fees paid by the fund for miscellaneous items such as transfer agency, custody, professional and registration fees.

Massachusetts Series





<PAGE 13>

Michigan Series
                                              ---------------------------------

                                              Ticker Symbols  CLASS A:    PSMIX

                                                              CLASS B:    PMIBX

                                                              CLASS C:    PCMIX

PAST PERFORMANCE

The tables below show some of the risks of investing in this series of the fund. The first table shows the changes in the series' Class A performance from year to year. The performance figures do not reflect sales loads, and would be lower if they did. The second table compares the series' performance over time to that of the Lehman Brothers Municipal Bond Index, a widely recognized unmanaged index of bond performance. These returns include applicable sales loads. Both tables assume the reinvestment of dividends. Of course, past performance is no guarantee of future results.
--------------------------------------------------------------------------------

Year-by-year total return AS OF 12/31 EACH YEAR (%)

CLASS A SHARES

10.50    6.18    13.05    9.25   13.67   -4.59    17.47    3.31    8.55    5.59
89       90      91       92     93       94      95       96      97      98


BEST QUARTER:                    Q1 '95                         +6.85%

WORST QUARTER:                   Q1 '94                         -4.73%

THE SERIES' CLASS A YEAR-TO-DATE TOTAL RETURN AS OF 6/30/99 WAS -1.24%.
--------------------------------------------------------------------------------

Average annual total return AS OF 12/31/98

                                                                                                                     Since
                           Inception date                1 Year              5 Years           10 Years            inception
------------------------------------------------------------------------------------------------------------------------------------
CLASS A                       (5/28/87)                   0.86%                4.85%             7.64%                 --

CLASS B                       (1/15/93)                   1.14%                4.96%               --                6.43%

CLASS C                       (8/15/95)                   3.79%                  --                --                6.67%

LEHMAN BROTHERS
MUNICIPAL BOND INDEX*                                     6.48%                6.22%            8.22%                7.21%**

*   UNLIKE THE SERIES, THE LEHMAN INDEX IS NOT COMPOSED OF BONDS OF A SINGLE
STATE.

** FOR COMPARATIVE PURPOSES, THE VALUE OF THE INDEX ON 12/31/92 IS USED AS THE BEGINNING VALUE ON 1/15/93.

What this series is -- and isn't

This series is a mutual fund: a pooled investment that is professionally managed and gives you the opportunity to participate in financial markets. It strives to reach its stated goal, although as with all mutual funds, it cannot offer guaranteed results.

An investment in this fund is not a bank deposit. It is not insured or guaranteed by the FDIC or any other government agency. It is not a complete investment program. You could lose money in this fund, but you also have the potential to make money.






<PAGE 14>

EXPENSES

As an investor, you pay certain fees and expenses in connection with the fund, which are described for the Michigan series in the tables below.

Fee table

                                                                             CLASS A                CLASS B               CLASS C
------------------------------------------------------------------------------------------------------------------------------------

SHAREHOLDER TRANSACTION FEES (FEES PAID FROM YOUR ACCOUNT)

Maximum front-end sales charge on purchases
AS A % OF OFFERING PRICE                                                        4.50                  NONE                  NONE

Maximum contingent deferred sales charge (CDSC)

AS A % OF PURCHASE OR SALE PRICE, WHICHEVER IS LESS                             NONE*                 4.00                  1.00
------------------------------------------------------------------------------------------------------------------------------------

ANNUAL FUND OPERATING EXPENSES (EXPENSES PAID FROM FUND ASSETS)

% OF AVERAGE DAILY NET ASSETS

Management fees                                                                  .55                   .55                   .55

Rule 12b-1 fee                                                                  NONE                   .50                   .75

Shareholder services fee                                                         .25                   .25                   .25

Other expenses                                                                   .12                   .12                   .12
------------------------------------------------------------------------------------------------------------------------------------

TOTAL                                                                            .92                  1.42                  1.67


* SHARES BOUGHT WITHOUT AN INITIAL SALES CHARGE AS PART OF AN INVESTMENT OF $1 MILLION OR MORE MAY BE CHARGED A CDSC OF 1.00% IF REDEEMED WITHIN ONE YEAR.

Expense example

                                               1 Year               3 Years             5 Years              10 Years
------------------------------------------------------------------------------------------------------------------------------------
CLASS A                                        $540                $730                 $936                 $1,530

CLASS B
WITH REDEMPTION                                $545                $749                 $976                 $1,442**

WITHOUT REDEMPTION                             $145                $449                 $776                 $1,442**

CLASS C
WITH REDEMPTION                                $270                $526                 $907                 $1,976
WITHOUT REDEMPTION                             $170                $526                 $907                 $1,976

** ASSUMES CONVERSION OF CLASS B TO CLASS A AT END OF THE SIXTH YEAR FOLLOWING THE DATE OF PURCHASE.

This example shows what you could pay in expenses over time. It uses the same hypothetical conditions other funds use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. Because actual return and expenses will be different, the example is for comparison only.

Concepts to understand


MANAGEMENT FEE: the fee paid to Dreyfus for managing each portfolio of the fund and assisting in all aspects of its operation.



RULE 12B-1 FEE: the fee paid to the fund's distributor to finance the sale of Class B and Class C shares. Because this fee is paid out of the fund's assets on an ongoing basis, over time it will increase the cost of your investment and may cost you more than paying other types of sales charges.

SHAREHOLDER SERVICES FEE: a fee paid to the fund's distributor for shareholder account service and maintenance.

OTHER EXPENSES: fees paid by the fund for miscellaneous items such as transfer agency, custody, professional and registration fees.

Michigan Series





<PAGE 15>

Minnesota Series
                                              ---------------------------------

                                              Ticker Symbols  CLASS A:    PSMNX

                                                              CLASS B:    PMMNX

                                                              CLASS C:    PMNCX

PAST PERFORMANCE

The tables below show some of the risks of investing in this series of the fund. The first table shows the changes in the series' Class A performance from year to year. The performance figures do not reflect sales loads, and would be lower if they did. The second table compares the series' performance over time to that of the Lehman Brothers Municipal Bond Index, a widely recognized unmanaged index of bond performance. These returns include applicable sales loads. Both tables assume the reinvestment of dividends. Of course, past performance is no guarantee of future results.
--------------------------------------------------------------------------------

Year-by-year total return AS OF 12/31 EACH YEAR (%)

CLASS A SHARES

11.08    8.03   11.38   8.38   12.37   -4.43   15.33   3.68   7.25   5.26
89       90     91      92     93       94     95      96     97     98

BEST QUARTER:                    Q2 '89                         +6.61%

WORST QUARTER:                   Q1 '94                         -5.06%

THE SERIES' CLASS A YEAR-TO-DATE TOTAL RETURN AS OF 6/30/99 WAS -1.16%.
--------------------------------------------------------------------------------

Average annual total return AS OF 12/31/98

                                                                                                                     Since
                           Inception date                1 Year              5 Years           10 Years            inception
------------------------------------------------------------------------------------------------------------------------------------
CLASS A                       (5/28/87)                   0.51%                4.26%              7.20%                 --

CLASS B                       (1/15/93)                   0.72%                4.35%                --                5.76%

CLASS C                       (8/15/95)                   3.36%                  --                 --                5.74%

LEHMAN BROTHERS
MUNICIPAL BOND INDEX*                                     6.48%                6.22%             8.22%                7.21%**

*   UNLIKE THE SERIES, THE LEHMAN INDEX IS NOT COMPOSED OF BONDS OF A SINGLE
STATE.

** FOR COMPARATIVE PURPOSES, THE VALUE OF THE INDEX ON 12/31/92 IS USED AS THE BEGINNING VALUE ON 1/15/93.

What this series is -- and isn't

This series is a mutual fund: a pooled investment that is professionally managed and gives you the opportunity to participate in financial markets. It strives to reach its stated goal, although as with all mutual funds, it cannot offer guaranteed results.

An investment in this fund is not a bank deposit. It is not insured or guaranteed by the FDIC or any other government agency. It is not a complete investment program. You could lose money in this fund, but you also have the potential to make money.






<PAGE 16>

EXPENSES

As an investor, you pay certain fees and expenses in connection with the fund, which are described for the Minnesota series in the tables below.

Fee table

                                                                             CLASS A                CLASS B               CLASS C
------------------------------------------------------------------------------------------------------------------------------------

SHAREHOLDER TRANSACTION FEES (FEES PAID FROM YOUR ACCOUNT)

Maximum front-end sales charge on purchases
AS A % OF OFFERING PRICE                                                        4.50                  NONE                  NONE

Maximum contingent deferred sales charge (CDSC)

AS A % OF PURCHASE OR SALE PRICE, WHICHEVER IS LESS                             NONE*                 4.00                  1.00
------------------------------------------------------------------------------------------------------------------------------------

ANNUAL FUND OPERATING EXPENSES (EXPENSES PAID FROM FUND ASSETS)

% OF AVERAGE DAILY NET ASSETS

Management fees                                                                  .55                   .55                   .55

Rule 12b-1 fee                                                                  NONE                   .50                   .75

Shareholder services fee                                                         .25                   .25                   .25

Other expenses                                                                   .11                   .13                   .19
------------------------------------------------------------------------------------------------------------------------------------

TOTAL                                                                            .91                  1.43                  1.74


* SHARES BOUGHT WITHOUT AN INITIAL SALES CHARGE AS PART OF AN INVESTMENT OF $1 MILLION OR MORE MAY BE CHARGED A CDSC OF 1.00% IF REDEEMED WITHIN ONE YEAR.

Expense example

                                               1 Year               3 Years             5 Years              10 Years
------------------------------------------------------------------------------------------------------------------------------------
CLASS A                                        $539                $727                 $931                 $1,519

CLASS B
WITH REDEMPTION                                $546                $752                 $982                 $1,442**

WITHOUT REDEMPTION                             $146                $452                 $782                 $1,442**

CLASS C
WITH REDEMPTION                                $277                $548                 $944                 $2,052
WITHOUT REDEMPTION                             $177                $548                 $944                 $2,052

** ASSUMES CONVERSION OF CLASS B TO CLASS A AT END OF THE SIXTH YEAR FOLLOWING THE DATE OF PURCHASE.

This example shows what you could pay in expenses over time. It uses the same hypothetical conditions other funds use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. Because actual return and expenses will be different, the example is for comparison only.

Concepts to understand


MANAGEMENT FEE: the fee paid to Dreyfus for managing each portfolio of the fund and assisting in all aspects of its operation.



RULE 12B-1 FEE: the fee paid to the fund's distributor to finance the sale of Class B and Class C shares. Because this fee is paid out of the fund's assets on an ongoing basis, over time it will increase the cost of your investment and may cost you more than paying other types of sales charges.

SHAREHOLDER SERVICES FEE: a fee paid to the fund's distributor for shareholder account service and maintenance.

OTHER EXPENSES: fees paid by the fund for miscellaneous items such as transfer agency, custody, professional and registration fees.

Minnesota Series





<PAGE 17>

New Jersey Series
                                              ----------------------------------

                                              Ticker Symbols   CLASS A: PSNAX

                                                               CLASS B: PSNBX

                                                               CLASS C: PSMJX

PAST PERFORMANCE

The tables below show some of the risks of investing in this series of the fund. The first table shows the changes in the series' Class A performance from year to year. The performance figures do not reflect sales loads, and would be lower if they did. The second table compares the series' performance over time to that of the Lehman Brothers Municipal Bond Index, a widely recognized unmanaged index of bond performance. These returns include applicable sales loads. Both tables assume the reinvestment of dividends. Of course, past performance is no guarantee of future results.
--------------------------------------------------------------------------------

Year-by-year total return AS OF 12/31 EACH YEAR (%)

CLASS A SHARES

                                              17.47  2.10   8.60    5.71
89      90      91      92      93     94     95     96     97      98


BEST QUARTER:                    Q1 '95                         +7.34%

WORST QUARTER:                   Q1 '96                         -2.97%

THE SERIES' CLASS A YEAR-TO-DATE TOTAL RETURN AS OF 6/30/99 WAS -1.88%.
--------------------------------------------------------------------------------

Average annual total return AS OF 12/31/98

                                                                                                                     Since
                           Inception date                1 Year              5 Years           10 Years            inception
------------------------------------------------------------------------------------------------------------------------------------
CLASS A                       (5/3/94)                    0.96%               --                --                 5.81%

CLASS B                       (5/3/94)                    1.10%               --                --                 5.97%

CLASS C                       (12/4/95)                   3.77%               --                --                 4.79%

LEHMAN BROTHERS
MUNICIPAL BOND INDEX*                                     6.48%               --                --                 7.78%**

*   UNLIKE THE SERIES, THE LEHMAN INDEX IS NOT COMPOSED OF BONDS OF A SINGLE
STATE.

** FOR COMPARATIVE PURPOSES, THE VALUE OF THE INDEX ON 4/30/94 IS USED AS THE BEGINNING VALUE ON 5/3/94.

What this series is -- and isn't

This series is a mutual fund: a pooled investment that is professionally managed and gives you the opportunity to participate in financial markets. It strives to reach its stated goal, although as with all mutual funds, it cannot offer guaranteed results.

An investment in this fund is not a bank deposit. It is not insured or guaranteed by the FDIC or any other government agency. It is not a complete investment program. You could lose money in this fund, but you also have the potential to make money.






<PAGE 18>

EXPENSES

As an investor, you pay certain fees and expenses in connection with the fund, which are described for the New Jersey series in the tables below.

Fee table

                                                                             CLASS A                CLASS B               CLASS C
------------------------------------------------------------------------------------------------------------------------------------

SHAREHOLDER TRANSACTION FEES (FEES PAID FROM YOUR ACCOUNT)

Maximum front-end sales charge on purchases
AS A % OF OFFERING PRICE                                                        4.50                  NONE                  NONE

Maximum contingent deferred sales charge (CDSC)

AS A % OF PURCHASE OR SALE PRICE, WHICHEVER IS LESS                             NONE*                 4.00                  1.00
------------------------------------------------------------------------------------------------------------------------------------

ANNUAL FUND OPERATING EXPENSES (EXPENSES PAID FROM FUND ASSETS)

% OF AVERAGE DAILY NET ASSETS

Management fees                                                                  .55                   .55                   .55

Rule 12b-1 fee                                                                  NONE                   .50                   .75

Shareholder services fee                                                         .25                   .25                   .25

Other expenses                                                                   .28                   .28                   .33
------------------------------------------------------------------------------------------------------------------------------------


TOTAL                                                                           1.08                  1.58                  1.88






* SHARES BOUGHT WITHOUT AN INITIAL SALES CHARGE AS PART OF AN INVESTMENT OF $1 MILLION OR MORE MAY BE CHARGED A CDSC OF 1.00% IF REDEEMED WITHIN ONE YEAR.


Expense example

                                             1 Year               3 Years              5 Years             10 Years
------------------------------------------------------------------------------------------------------------------------------------
CLASS A                                      $555                 $778                $1,019               $1,708

CLASS B
WITH REDEMPTION                              $561                 $799                $1,060               $1,622***

WITHOUT REDEMPTION                           $161                 $499                $860                 $1,622***

CLASS C
WITH REDEMPTION                              $291                 $591                $1,016               $2,201
WITHOUT REDEMPTION                           $191                 $591                $1,016               $2,201

*** ASSUMES CONVERSION OF CLASS B TO CLASS A AT END OF THE SIXTH YEAR FOLLOWING THE DATE OF PURCHASE.

This example shows what you could pay in expenses over time. It uses the same hypothetical conditions other funds use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. Because actual return and expenses will be different, the example is for comparison only.



Concepts to understand


MANAGEMENT FEE: the fee paid to Dreyfus for managing each portfolio of the fund and assisting in all aspects of its operation.



RULE 12B-1 FEE: the fee paid to the fund's distributor to finance the sale of Class B and Class C shares. Because this fee is paid out of the fund's assets on an ongoing basis, over time it will increase the cost of your investment and may cost you more than paying other types of sales charges.

SHAREHOLDER SERVICES FEE: a fee paid to the fund's distributor for shareholder account service and maintenance.

OTHER EXPENSES: fees paid by the fund for miscellaneous items such as transfer agency, custody, professional and registration fees.

New Jersey Series





<PAGE 19>


North Carolina Series
                                              ---------------------------------

                                              Ticker Symbols  CLASS A:    PSNOX

                                                              CLASS B:    PMNBX

                                                              CLASS C:    PNCCX

PAST PERFORMANCE

The tables below show some of the risks of investing in this series of the fund. The first table shows the changes in the series' Class A performance from year to year. The performance figures do not reflect sales loads, and would be lower if they did. The second table compares the series' performance over time to that of the Lehman Brothers Municipal Bond Index, a widely recognized unmanaged index of bond performance. These returns include applicable sales loads. Both tables assume the reinvestment of dividends. Of course, past performance is no guarantee of future results.
--------------------------------------------------------------------------------

Year-by-year total return AS OF 12/31 EACH YEAR (%)

CLASS A SHARES

                        10.19   13.77   -8.53   18.14   4.19    9.80    5.75
89      90      91      92      93      94      95      96      97      98


BEST QUARTER:                    Q1 '95                         +7.60%

WORST QUARTER:                   Q1 '94                         -7.03%

THE SERIES' CLASS A YEAR-TO-DATE TOTAL RETURN AS OF 6/30/99 WAS -1.44%.
--------------------------------------------------------------------------------

Average annual total return AS OF 12/31/98

                                                                                                                     Since
                           Inception date                1 Year              5 Years           10 Years            inception
------------------------------------------------------------------------------------------------------------------------------------
CLASS A                       (8/1/91)                    0.98%                4.53%             --                7.23%

CLASS B                       (1/15/93)                   1.22%                4.63%             --                6.21%

CLASS C                       (8/15/95)                   4.15%                   --             --                7.43%

LEHMAN BROTHERS
MUNICIPAL BOND INDEX*                                     6.48%                6.22%             --                7.86%**

*   UNLIKE THE SERIES, THE LEHMAN INDEX IS NOT COMPOSED OF BONDS OF A SINGLE
STATE.

** FOR COMPARATIVE PURPOSES, THE VALUE OF THE INDEX ON 7/31/91 IS USED AS THE BEGINNING VALUE ON 8/1/91.

What this series is -- and isn't

This series is a mutual fund: a pooled investment that is professionally managed and gives you the opportunity to participate in financial markets. It strives to reach its stated goal, although as with all mutual funds, it cannot offer guaranteed results.

An investment in this fund is not a bank deposit. It is not insured or guaranteed by the FDIC or any other government agency. It is not a complete investment program. You could lose money in this fund, but you also have the potential to make money.






<PAGE 20>

EXPENSES

As an investor, you pay certain fees and expenses in connection with the fund, which are described for the North Carolina series in the tables below.

Fee table

                                                                             CLASS A                CLASS B               CLASS C
------------------------------------------------------------------------------------------------------------------------------------

SHAREHOLDER TRANSACTION FEES (FEES PAID FROM YOUR ACCOUNT)

Maximum front-end sales charge on purchases
AS A % OF OFFERING PRICE                                                        4.50                  NONE                  NONE

Maximum contingent deferred sales charge (CDSC)

AS A % OF PURCHASE OR SALE PRICE, WHICHEVER IS LESS                             NONE*                 4.00                  1.00
------------------------------------------------------------------------------------------------------------------------------------

ANNUAL FUND OPERATING EXPENSES (EXPENSES PAID FROM FUND ASSETS)

% OF AVERAGE DAILY NET ASSETS

Management fees                                                                  .55                   .55                   .55

Rule 12b-1 fee                                                                  NONE                   .50                   .75

Shareholder services fee                                                         .25                   .25                   .25

Other expenses                                                                   .14                   .14                   .08
------------------------------------------------------------------------------------------------------------------------------------

TOTAL                                                                            .94                  1.44                  1.63

* SHARES BOUGHT WITHOUT AN INITIAL SALES CHARGE AS PART OF AN INVESTMENT OF $1 MILLION OR MORE MAY BE CHARGED A CDSC OF 1.00% IF REDEEMED WITHIN ONE YEAR.

Expense example

                                               1 Year               3 Years             5 Years              10 Years
------------------------------------------------------------------------------------------------------------------------------------
CLASS A                                        $542                $736                 $947                 $1,553

CLASS B
WITH REDEMPTION                                $547                $756                 $987                 $1,464**

WITHOUT REDEMPTION                             $147                $456                 $787                 $1,464**

CLASS C
WITH REDEMPTION                                $266                $514                 $887                 $1,933
WITHOUT REDEMPTION                             $166                $514                 $887                 $1,933

** ASSUMES CONVERSION OF CLASS B TO CLASS A AT END OF THE SIXTH YEAR FOLLOWING THE DATE OF PURCHASE.

This example shows what you could pay in expenses over time. It uses the same hypothetical conditions other funds use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. Because actual return and expenses will be different, the example is for comparison only.

Concepts to understand


MANAGEMENT FEE: the fee paid to Dreyfus for managing each portfolio of the fund and assisting in all aspects of its operation.



RULE 12B-1 FEE: the fee paid to the fund's distributor to finance the sale of Class B and Class C shares. Because this fee is paid out of the fund's assets on an ongoing basis, over time it will increase the cost of your investment and may cost you more than paying other types of sales charges.

SHAREHOLDER SERVICES FEE: a fee paid to the fund's distributor for shareholder account service and maintenance.

OTHER EXPENSES: fees paid by the fund for miscellaneous items such as transfer agency, custody, professional and registration fees.

North Carolina Series





<PAGE 21>

Ohio Series
                                              ---------------------------------

                                              Ticker Symbols  CLASS A:    PSOHX

                                                              CLASS B:    POHBX

                                                              CLASS C:    POHCX

PAST PERFORMANCE

The tables below show some of the risks of investing in this series of the fund. The first table shows the changes in the series' Class A performance from year to year. The performance figures do not reflect sales loads, and would be lower if they did. The second table compares the series' performance over time to that of the Lehman Brothers Municipal Bond Index, a widely recognized unmanaged index of bond performance. These returns include applicable sales loads. Both tables assume the reinvestment of dividends. Of course, past performance is no guarantee of future results.
--------------------------------------------------------------------------------

Year-by-year total return AS OF 12/31 EACH YEAR (%)

CLASS A SHARES


11.12   7.18   12.32   9.35   12.35   -4.11   15.45    4.06    8.16   5.21
89      90     91      92     93       94     95       96      97     98

BEST QUARTER:                    Q2 '89                         +6.60%

WORST QUARTER:                   Q1 '94                         -3.96%

THE SERIES' CLASS A YEAR-TO-DATE TOTAL RETURN AS OF 6/30/99 WAS -1.00%.
--------------------------------------------------------------------------------

Average annual total return AS OF 12/31/98

                                                                                                                     Since
                           Inception date                1 Year              5 Years            10 Years           inception
------------------------------------------------------------------------------------------------------------------------------------
CLASS A                       (5/28/87)                   0.50%                4.60%              7.48%                 --

CLASS B                       (1/15/93)                   0.72%                4.71%                --                6.00%

CLASS C                       (8/15/95)                   3.44%                 --                  --                6.41%

LEHMAN BROTHERS
MUNICIPAL BOND INDEX*                                     6.48%                6.22%              8.22%               7.21%**

*   UNLIKE THE SERIES, THE LEHMAN INDEX IS NOT COMPOSED OF BONDS OF A SINGLE
STATE.

** FOR COMPARATIVE PURPOSES, THE VALUE OF THE INDEX ON 12/31/92 IS USED AS THE BEGINNING VALUE ON 1/15/93.

What this series is -- and isn't

This series is a mutual fund: a pooled investment that is professionally managed and gives you the opportunity to participate in financial markets. It strives to reach its stated goal, although as with all mutual funds, it cannot offer guaranteed results.

An investment in this fund is not a bank deposit. It is not insured or guaranteed by the FDIC or any other government agency. It is not a complete investment program. You could lose money in this fund, but you also have the potential to make money.






<PAGE 22>

EXPENSES

As an investor, you pay certain fees and expenses in connection with the fund, which are described for the Ohio series in the tables below.

Fee table

                                                                             CLASS A                CLASS B               CLASS C
------------------------------------------------------------------------------------------------------------------------------------

SHAREHOLDER TRANSACTION FEES (FEES PAID FROM YOUR ACCOUNT)

Maximum front-end sales charge on purchases
AS A % OF OFFERING PRICE                                                        4.50                  NONE                  NONE

Maximum contingent deferred sales charge (CDSC)

AS A % OF PURCHASE OR SALE PRICE, WHICHEVER IS LESS                             NONE*                 4.00                  1.00
------------------------------------------------------------------------------------------------------------------------------------

ANNUAL FUND OPERATING EXPENSES (EXPENSES PAID FROM FUND ASSETS)

% OF AVERAGE DAILY NET ASSETS

Management fees                                                                  .55                   .55                   .55

Rule 12b-1 fee                                                                  NONE                   .50                   .75

Shareholder services fee                                                         .25                   .25                   .25

Other expenses                                                                   .11                   .12                   .11
------------------------------------------------------------------------------------------------------------------------------------

TOTAL                                                                            .91                  1.42                  1.66

* SHARES BOUGHT WITHOUT AN INITIAL SALES CHARGE AS PART OF AN INVESTMENT OF $1 MILLION OR MORE MAY BE CHARGED A CDSC OF 1.00% IF REDEEMED WITHIN ONE YEAR.


Expense example

                                               1 Year               3 Years             5 Years              10 Years
------------------------------------------------------------------------------------------------------------------------------------
CLASS A                                        $539                $727                 $931                 $1,519

CLASS B
WITH REDEMPTION                                $545                $749                 $976                 $1,436**

WITHOUT REDEMPTION                             $145                $449                 $776                 $1,436**

CLASS C
WITH REDEMPTION                                $269                $523                 $902                 $1,965
WITHOUT REDEMPTION                             $169                $523                 $902                 $1,965

** ASSUMES CONVERSION OF CLASS B TO CLASS A AT END OF THE SIXTH YEAR FOLLOWING THE DATE OF PURCHASE.

This example shows what you could pay in expenses over time. It uses the same hypothetical conditions other funds use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. Because actual return and expenses will be different, the example is for comparison only.

Concepts to understand


MANAGEMENT FEE: the fee paid to Dreyfus for managing each portfolio of the fund and assisting in all aspects of its operation.



RULE 12B-1 FEE: the fee paid to the fund's distributor to finance the sale of Class B and Class C shares. Because this fee is paid out of the fund's assets on an ongoing basis, over time it will increase the cost of your investment and may cost you more than paying other types of sales charges.

SHAREHOLDER SERVICES FEE: a fee paid to the fund's distributor for shareholder account service and maintenance.

OTHER EXPENSES: fees paid by the fund for miscellaneous items such as transfer agency, custody, professional and registration fees.

Ohio Series





<PAGE 23>

Pennsylvania Series
                                              ---------------------------------

                                              Ticker Symbols  CLASS A:    PTPAX

                                                              CLASS B:    PPABX

                                                              CLASS C:    PPACX

PAST PERFORMANCE

The tables below show some of the risks of investing in this series of the fund. The first table shows the changes in the series' Class A performance from year to year. The performance figures do not reflect sales loads, and would be lower if they did. The second table compares the series' performance over time to that of the Lehman Brothers Municipal Bond Index, a widely recognized unmanaged index of bond performance. These returns include applicable sales loads. Both tables assume the reinvestment of dividends. Of course, past performance is no guarantee of future results.
--------------------------------------------------------------------------------

Year-by-year total return AS OF 12/31 EACH YEAR (%)

CLASS A SHARES

10.61   8.63   12.25   9.77   12.72   -5.29    17.65   3.94   9.82   5.74
89      90     91      92     93       94      95      96     97     98

BEST QUARTER:                    Q1 '95                         +7.31%

WORST QUARTER:                   Q1 '94                         -5.07%

THE SERIES' CLASS A YEAR-TO-DATE TOTAL RETURN AS OF 6/30/99 WAS -1.14%.
--------------------------------------------------------------------------------

Average annual total return AS OF 12/31/98

                                                                                                                     Since
                           Inception date                1 Year              5 Years           10 Years            inception
------------------------------------------------------------------------------------------------------------------------------------
CLASS A                       (7/30/87)                   1.00%                5.13%              7.92%               --

CLASS B                       (1/15/93)                   1.24%                5.24%               --                6.52%

CLASS C                       (8/15/95)                   3.91%                  --                --                7.12%

LEHMAN BROTHERS
MUNICIPAL BOND INDEX*                                     6.48%                6.22%              8.22%              7.21%**

*   UNLIKE THE SERIES, THE LEHMAN INDEX IS NOT COMPOSED OF BONDS OF A SINGLE
STATE.

** FOR COMPARATIVE PURPOSES, THE VALUE OF THE INDEX ON 12/31/92 IS USED AS THE BEGINNING VALUE ON 1/15/93.

What this series is -- and isn't

This series is a mutual fund: a pooled investment that is professionally managed and gives you the opportunity to participate in financial markets. It strives to reach its stated goal, although as with all mutual funds, it cannot offer guaranteed results.

An investment in this fund is not a bank deposit. It is not insured or guaranteed by the FDIC or any other government agency. It is not a complete investment program. You could lose money in this fund, but you also have the potential to make money.






<PAGE 24>

EXPENSES

As an investor, you pay certain fees and expenses in connection with the fund, which are described for the Pennsylvania series in the tables below.

Fee table

                                                                             CLASS A                CLASS B               CLASS C
------------------------------------------------------------------------------------------------------------------------------------

SHAREHOLDER TRANSACTION FEES (FEES PAID FROM YOUR ACCOUNT)

Maximum front-end sales charge on purchases
AS A % OF OFFERING PRICE                                                        4.50                  NONE                  NONE

Maximum contingent deferred sales charge (CDSC)

AS A % OF PURCHASE OR SALE PRICE, WHICHEVER IS LESS                             NONE*                 4.00                  1.00
------------------------------------------------------------------------------------------------------------------------------------

ANNUAL FUND OPERATING EXPENSES (EXPENSES PAID FROM FUND ASSETS)

% OF AVERAGE DAILY NET ASSETS

Management fees                                                                  .55                   .55                   .55

Rule 12b-1 fee                                                                  NONE                   .50                   .75

Shareholder services fee                                                         .25                   .25                   .25

Other expenses                                                                   .12                   .13                   .14
------------------------------------------------------------------------------------------------------------------------------------

TOTAL                                                                            .92                  1.43                  1.69

* SHARES BOUGHT WITHOUT AN INITIAL SALES CHARGE AS PART OF AN INVESTMENT OF $1 MILLION OR MORE MAY BE CHARGED A CDSC OF 1.00% IF REDEEMED WITHIN ONE YEAR.


Expense example

                                               1 Year               3 Years             5 Years              10 Years
------------------------------------------------------------------------------------------------------------------------------------
CLASS A                                        $540                $730                 $936                 $1,530

CLASS B
WITH REDEMPTION                                $546                $752                 $982                 $1,448**

WITHOUT REDEMPTION                             $146                $452                 $782                 $1,448**

CLASS C
WITH REDEMPTION                                $272                $533                 $918                 $1,998
WITHOUT REDEMPTION                             $172                $533                 $918                 $1,998

** ASSUMES CONVERSION OF CLASS B TO CLASS A AT END OF THE SIXTH YEAR FOLLOWING THE DATE OF PURCHASE.

This example shows what you could pay in expenses over time. It uses the same hypothetical conditions other funds use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. Because actual return and expenses will be different, the example is for comparison only.

Concepts to understand


MANAGEMENT FEE: the fee paid to Dreyfus for managing each portfolio of the fund and assisting in all aspects of its operation.



RULE 12B-1 FEE: the fee paid to the fund's distributor to finance the sale of Class B and Class C shares. Because this fee is paid out of the fund's assets on an ongoing basis, over time it will increase the cost of your investment and may cost you more than paying other types of sales charges.

SHAREHOLDER SERVICES FEE: a fee paid to the fund's distributor for shareholder account service and maintenance.

OTHER EXPENSES: fees paid by the fund for miscellaneous items such as transfer agency, custody, professional and registration fees.

Pennsylvania Series





<PAGE 25>

Texas Series
                                              ---------------------------------

                                              Ticker Symbols  CLASS A:    PTXBX

                                                              CLASS B:    PSTBX

                                                              CLASS C:    PTXCX

PAST PERFORMANCE

The tables below show some of the risks of investing in this series of the fund. The first table shows the changes in the series' Class A performance from year to year. The performance figures do not reflect sales loads, and would be lower if they did. The second table compares the series' performance over time to that of the Lehman Brothers Municipal Bond Index, a widely recognized unmanaged index of bond performance. These returns include applicable sales loads. Both tables assume the reinvestment of dividends. Of course, past performance is no guarantee of future results.
--------------------------------------------------------------------------------

Year-by-year total return AS OF 12/31 EACH YEAR (%)

CLASS A SHARES

11.84   6.96   13.37   9.72   13.68   -4.87   18.63   4.69   9.88   5.98
89      90     91      92     93       94     95      96     97     98

BEST QUARTER:                    Q1 '95                         +7.64%

WORST QUARTER:                   Q1 '94                         -5.37%

THE SERIES' CLASS A YEAR-TO-DATE TOTAL RETURN AS OF 6/30/99 WAS -1.59%.
--------------------------------------------------------------------------------

Average annual total return AS OF 12/31/98

                                                                                                                     Since
                           Inception date                1 Year              5 Years           10 Years            inception
------------------------------------------------------------------------------------------------------------------------------------
CLASS A                       (5/28/87)                   1.20%                5.61%              8.31%                 --

CLASS B                       (1/15/93)                   1.50%                5.72%                --                7.09%

CLASS C                       (8/15/95)                   4.20%                  --                 --                7.59%

LEHMAN BROTHERS
MUNICIPAL BOND INDEX*                                     6.48%                6.22%             8.22%                7.21%**

*   UNLIKE THE SERIES, THE LEHMAN INDEX IS NOT COMPOSED OF BONDS OF A SINGLE
STATE.

** FOR COMPARATIVE PURPOSES, THE VALUE OF THE INDEX ON 12/31/92 IS USED AS THE BEGINNING VALUE ON 1/15/93.

What this series is -- and isn't

This series is a mutual fund: a pooled investment that is professionally managed and gives you the opportunity to participate in financial markets. It strives to reach its stated goal, although as with all mutual funds, it cannot offer guaranteed results.

An investment in this fund is not a bank deposit. It is not insured or guaranteed by the FDIC or any other government agency. It is not a complete investment program. You could lose money in this fund, but you also have the potential to make money.






<PAGE 26>

EXPENSES

As an investor, you pay certain fees and expenses in connection with the fund, which are described for the Texas series in the tables below.

Fee table

                                                                             CLASS A                CLASS B               CLASS C
------------------------------------------------------------------------------------------------------------------------------------

SHAREHOLDER TRANSACTION FEES (FEES PAID FROM YOUR ACCOUNT)

Maximum front-end sales charge on purchases
AS A % OF OFFERING PRICE                                                        4.50                  NONE                  NONE

Maximum contingent deferred sales charge (CDSC)

AS A % OF PURCHASE OR SALE PRICE, WHICHEVER IS LESS                             NONE*                 4.00                  1.00
------------------------------------------------------------------------------------------------------------------------------------

ANNUAL FUND OPERATING EXPENSES (EXPENSES PAID FROM FUND ASSETS)

% OF AVERAGE DAILY NET ASSETS

Management fees                                                                  .55                   .55                   .55

Rule 12b-1 fee                                                                  NONE                   .50                   .75

Shareholder services fee                                                         .25                   .25                   .25

Other expenses                                                                   .12                   .13                   .16
------------------------------------------------------------------------------------------------------------------------------------


TOTAL                                                                            .92                  1.43                  1.71




* SHARES BOUGHT WITHOUT AN INITIAL SALES CHARGE AS PART OF AN INVESTMENT OF $1 MILLION OR MORE MAY BE CHARGED A CDSC OF 1.00% IF REDEEMED WITHIN ONE YEAR.


Expense example

                                             1 Year               3 Years              5 Years             10 Years
------------------------------------------------------------------------------------------------------------------------------------
CLASS A                                      $540                 $730                $936                 $1,530

CLASS B
WITH REDEMPTION                              $546                 $752                $982                 $1,448***

WITHOUT REDEMPTION                           $146                 $452                $782                 $1,448***

CLASS C
WITH REDEMPTION                              $274                 $539                $928                 $2,019
WITHOUT REDEMPTION                           $174                 $539                $928                 $2,019

*** ASSUMES CONVERSION OF CLASS B TO CLASS A AT END OF THE SIXTH YEAR FOLLOWING THE DATE OF PURCHASE.

This example shows what you could pay in expenses over time. It uses the same hypothetical conditions other funds use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. Because actual return and expenses will be different, the example is for comparison only.



Concepts to understand


MANAGEMENT FEE: the fee paid to Dreyfus for managing each portfolio of the fund and assisting in all aspects of its operation. For the fiscal year ended April 30, 1999, Dreyfus assumed certain fund expenses pursuant to an undertaking, reducing total expenses from .92% to .85% for Class A, from 1.43% to 1.35% for Class B, and from 1.71% to 1.60% for Class C shares. This undertaking is voluntary and may be terminated at any time.



RULE 12B-1 FEE: the fee paid to the fund's distributor to finance the sale of Class B and Class C shares. Because this fee is paid out of the fund's assets on an ongoing basis, over time it will increase the cost of your investment and may cost you more than paying other types of sales charges.

SHAREHOLDER SERVICES FEE: a fee paid to the fund's distributor for shareholder account service and maintenance.

OTHER EXPENSES: fees paid by the fund for miscellaneous items such as transfer agency, custody, professional and registration fees.

Texas Series





<PAGE 27>

Virginia Series
                                              ---------------------------------

                                              Ticker Symbols  CLASS A:    PSVAX

                                                              CLASS B:    PVABX

                                                              CLASS C:    PVACX

PAST PERFORMANCE

The tables below show some of the risks of investing in this series of the fund. The first table shows the changes in the series' Class A performance from year to year. The performance figures do not reflect sales loads, and would be lower if they did. The second table compares the series' performance over time to that of the Lehman Brothers Municipal Bond Index, a widely recognized unmanaged index of bond performance. These returns include applicable sales loads. Both tables assume the reinvestment of dividends. Of course, past performance is no guarantee of future results.
--------------------------------------------------------------------------------

Year-by-year total return AS OF 12/31 EACH YEAR (%)

CLASS A SHARES

                        10.87   13.87   -7.62   19.04  4.41     9.53    5.82
89      90      91      92      93      94      95     96       97      98

BEST QUARTER:                    Q1 '95                         +7.53%

WORST QUARTER:                   Q1 '94                         -6.65%

THE SERIES' CLASS A YEAR-TO-DATE TOTAL RETURN AS OF 6/30/99 WAS -1.09%.
--------------------------------------------------------------------------------

Average annual total return AS OF 12/31/98

                                                                                                                  Since
                           Inception date                1 Year              5 Years           10 Years          inception
------------------------------------------------------------------------------------------------------------------------------------
CLASS A                       (8/1/91)                    1.03%                4.91%             --                7.61%

CLASS B                       (1/15/93)                   1.30%                5.01%             --                6.54%

CLASS C                       (8/15/95)                   4.03%                   --             --                7.37%

LEHMAN BROTHERS


MUNICIPAL BOND INDEX*                                     6.48%                6.22%             --                7.86%**



*   UNLIKE THE SERIES, THE LEHMAN INDEX IS NOT COMPOSED OF BONDS OF A SINGLE
STATE.

** FOR COMPARATIVE PURPOSES, THE VALUE OF THE INDEX ON 7/31/91 IS USED AS THE BEGINNING VALUE ON 8/1/91.

What this series is -- and isn't

This series is a mutual fund: a pooled investment that is professionally managed and gives you the opportunity to participate in financial markets. It strives to reach its stated goal, although as with all mutual funds, it cannot offer guaranteed results.

An investment in this fund is not a bank deposit. It is not insured or guaranteed by the FDIC or any other government agency. It is not a complete investment program. You could lose money in this fund, but you also have the potential to make money.






<PAGE 28>

EXPENSES

As an investor, you pay certain fees and expenses in connection with the fund, which are described for the Virginia series in the tables below.

Fee table

                                                                             CLASS A                CLASS B               CLASS C
------------------------------------------------------------------------------------------------------------------------------------

SHAREHOLDER TRANSACTION FEES (FEES PAID FROM YOUR ACCOUNT)

Maximum front-end sales charge on purchases
AS A % OF OFFERING PRICE                                                        4.50                  NONE                  NONE

Maximum contingent deferred sales charge (CDSC)

AS A % OF PURCHASE OR SALE PRICE, WHICHEVER IS LESS                             NONE*                 4.00                  1.00
------------------------------------------------------------------------------------------------------------------------------------

ANNUAL FUND OPERATING EXPENSES (EXPENSES PAID FROM FUND ASSETS)

% OF AVERAGE DAILY NET ASSETS

Management fees                                                                  .55                   .55                   .55

Rule 12b-1 fee                                                                  NONE                   .50                   .75

Shareholder services fee                                                         .25                   .25                   .25

Other expenses                                                                   .12                   .13                   .11
------------------------------------------------------------------------------------------------------------------------------------


TOTAL                                                                            .92                  1.43                  1.66





* SHARES BOUGHT WITHOUT AN INITIAL SALES CHARGE AS PART OF AN INVESTMENT OF $1 MILLION OR MORE MAY BE CHARGED A CDSC OF 1.00% IF REDEEMED WITHIN ONE YEAR.




Expense example

                                             1 Year               3 Years              5 Years             10 Years
------------------------------------------------------------------------------------------------------------------------------------
CLASS A                                      $540                 $730                $936                 $1,530

CLASS B
WITH REDEMPTION                              $546                 $752                $982                 $1,448***

WITHOUT REDEMPTION                           $146                 $452                $782                 $1,448***

CLASS C
WITH REDEMPTION                              $269                 $523                $902                 $1,965
WITHOUT REDEMPTION                           $169                 $523                $902                 $1,965

*** ASSUMES CONVERSION OF CLASS B TO CLASS A AT END OF THE SIXTH YEAR FOLLOWING THE DATE OF PURCHASE.

This example shows what you could pay in expenses over time. It uses the same hypothetical conditions other funds use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. Because actual return and expenses will be different, the example is for comparison only.



Concepts to understand


MANAGEMENT FEE: the fee paid to Dreyfus for managing each portfolio of the fund and assisting in all aspects of its operation.



RULE 12B-1 FEE: the fee paid to the fund's distributor to finance the sale of Class B and Class C shares. Because this fee is paid out of the fund's assets on an ongoing basis, over time it will increase the cost of your investment and may cost you more than paying other types of sales charges.

SHAREHOLDER SERVICES FEE: a fee paid to the fund's distributor for shareholder account service and maintenance.

OTHER EXPENSES: fees paid by the fund for miscellaneous items such as transfer agency, custody, professional and registration fees.

Virginia Series






<PAGE 29>

FINANCIAL HIGHLIGHTS

Connecticut Series


The following tables describe the performance of each share class for the fiscal periods indicated. "Total return" shows how much your investment in this series would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These figures have been independently audited by Ernst & Young LLP, whose report, along with the fund's financial statements, is included in the annual report.


                                                                                         YEAR ENDED APRIL 30,

 CLASS A                                                                         1999       1998       1997      1996       1995
------------------------------------------------------------------------------------------------------------------------------------

PER-SHARE DATA ($)
 Net asset value, beginning of period                                           12.23      11.81     11.90      11.76      11.81

 Investment operations:  Investment income -- net                                 .61        .62       .64        .66        .67

                         Net realized and unrealized gain (loss) on investments   .19        .47       .16        .14      (.05)

 Total from investment operations                                                 .80       1.09       .80        .80        .62

 Distributions:          Dividends from investment income -- net                 (.61)      (.62)     (.64)      (.66)      (.67)

                         Dividends from net realized gain on investments         (.16)      (.05)     (.25)         --         --

 Total distributions                                                             (.77)      (.67)     (.89)      (.66)      (.67)

 Net asset value, end of period                                                 12.26      12.23     11.81      11.90      11.76

 Total return (%)*                                                               6.70       9.44      6.84       6.85       5.47
------------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA

 Ratio of expenses to average net assets (%)                                      .89        .90       .93        .92        .89

 Ratio of net investment income to average net assets (%)                        4.94       5.12      5.32       5.45       5.77

 Decrease reflected in above expense ratios
 due to actions by the manager (%)                                                 --         --        --         --        .01

 Portfolio turnover rate (%)                                                    21.95      33.31     30.66      28.83      10.48
------------------------------------------------------------------------------------------------------------------------------------

 Net assets, end of period ($ x 1,000)                                        317,923    310,343   313,881    321,559    335,964

* EXCLUSIVE OF SALES LOAD.

                                                                                               YEAR ENDED APRIL 30,

 CLASS B                                                                         1999       1998       1997      1996       1995
------------------------------------------------------------------------------------------------------------------------------------

PER-SHARE DATA ($)

 Net asset value, beginning of period                                           12.23      11.80     11.89      11.76      11.80

 Investment operations:  Investment income -- net                                 .55        .56       .57        .60        .61

                         Net realized and unrealized gain (loss) on investments   .19        .48       .16        .13      (.04)

 Total from investment operations                                                 .74       1.04       .73        .73        .57

 Distributions:          Dividends from investment income -- net                 (.55)      (.56)     (.57)      (.60)      (.61)

                         Dividends from net realized gain on investments         (.16)      (.05)     (.25)         --         --

 Total distributions                                                             (.71)      (.61)     (.82)      (.60)      (.61)

 Net asset value, end of period                                                 12.26      12.23     11.80      11.89      11.76

 Total return (%)*                                                               6.15       8.97      6.28       6.20       4.99
------------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA

 Ratio of expenses to average net assets (%)                                     1.40       1.42      1.45       1.44       1.41

 Ratio of net investment income to average net assets (%)                        4.42       4.59      4.79       4.92       5.21

 Decrease reflected in above expense ratios
 due to actions by the manager (%)                                                 --         --        --         --        .01

 Portfolio turnover rate (%)                                                    21.95      33.31     30.66      28.83      10.48
------------------------------------------------------------------------------------------------------------------------------------

 Net assets, end of period ($ x 1,000)                                         58,416     59,315    54,661     38,838     35,425

* EXCLUSIVE OF SALES LOAD.




<PAGE 30>

                                                                                                    YEAR ENDED APRIL 30,

 CLASS C                                                                                  1999       1998      1997      1996(1)
------------------------------------------------------------------------------------------------------------------------------------

PER-SHARE DATA ($)
 Net asset value, beginning of period                                                      12.22     11.79      11.89      11.84

 Investment operations:  Investment income -- net                                            .52       .53        .54        .40

                         Net realized and unrealized gain (loss) on investments              .19       .48        .15        .05

 Total from investment operations                                                            .71      1.01        .69        .45

 Distributions:          Dividends from investment income -- net                            (.52)     (.53)      (.54)      (.40)

                         Dividends from net realized gain on investments                    (.16)     (.05)      (.25)         --

 Total distributions                                                                        (.68)     (.58)      (.79)      (.40)

 Net asset value, end of period                                                            12.25     12.22      11.79      11.89

 Total return (%)(2)                                                                        5.88      8.68       5.93     5.31(3)
------------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA

 Ratio of expenses to average net assets (%)                                                1.65      1.68       1.70     1.64(3)

 Ratio of net investment income to average net assets (%)                                   4.15      4.29       4.56     4.31(3)

 Portfolio turnover rate (%)                                                               21.95     33.31      30.66      28.83
------------------------------------------------------------------------------------------------------------------------------------

 Net assets, end of period ($ x 1,000)                                                     4,970     2,583      1,290      1,007

(1)  FROM AUGUST 15, 1995 (COMMENCEMENT OF INITIAL OFFERING) TO APRIL 30, 1996.

(2)  EXCLUSIVE OF SALES LOAD.

(3)  ANNUALIZED.

Connecticut Series

<PAGE 31>


FINANCIAL HIGHLIGHTS

Florida Series


The following tables describe the performance of each share class for the fiscal periods indicated. "Total return" shows how much your investment in this series would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These figures have been independently audited by Ernst & Young LLP, whose report, along with the fund's financial statements, is included in the annual report.

                                                                                              YEAR ENDED APRIL 30,

 CLASS A                                                                         1999       1998       1997      1996       1995
------------------------------------------------------------------------------------------------------------------------------------

PER-SHARE DATA ($)
 Net asset value, beginning of period                                           14.17      14.06     14.48      14.51      14.43

 Investment operations:  Investment income -- net                                 .65        .66       .76        .79        .81

                         Net realized and unrealized gain (loss) on investments   .05        .26     (.08)        .17        .12

 Total from investment operations                                                 .70        .92       .68        .96        .93

 Distributions:          Dividends from investment income -- net                 (.65)      (.66)     (.76)      (.79)      (.81)

                         Dividends from net realized gain on investments         (.19)      (.15)     (.34)      (.20)      (.04)

 Total distributions                                                             (.84)      (.81)    (1.10)      (.99)      (.85)

 Net asset value, end of period                                                 14.03      14.17     14.06      14.48      14.51

 Total return (%)*                                                               5.00       6.73      4.74       6.63       6.71
------------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA

 Ratio of expenses to average net assets (%)                                      .92        .91       .92        .91        .90

 Ratio of net investment income to average net assets (%)                        4.53       4.67      5.27       5.29       5.67

 Decrease reflected in above expense ratios
 due to actions by the manager (%)                                                 --         --        --         --        .01

 Portfolio turnover rate (%)                                                    88.48      91.18     71.68      54.37      50.62
------------------------------------------------------------------------------------------------------------------------------------

 Net assets, end of period ($ x 1,000)                                        149,185    167,793   202,503    227,478    252,406

* EXCLUSIVE OF SALES LOAD.

                                                                                               YEAR ENDED APRIL 30,

 CLASS B                                                                         1999       1998       1997      1996       1995
------------------------------------------------------------------------------------------------------------------------------------

PER-SHARE DATA ($)

 Net asset value, beginning of period                                           14.17      14.05     14.47      14.51      14.42

 Investment operations:  Investment income -- net                                 .57        .59       .69        .71        .73

                         Net realized and unrealized gain (loss) on investments   .04        .27     (.08)        .16        .13

 Total from investment operations                                                 .61        .86       .61        .87        .86

 Distributions:          Dividends from investment income -- net                 (.57)      (.59)     (.69)      (.71)      (.73)

                         Dividends from net realized gain on investments         (.19)      (.15)     (.34)      (.20)      (.04)

 Total distributions                                                             (.76)      (.74)    (1.03)      (.91)      (.77)

 Net asset value, end of period                                                 14.02      14.17     14.05      14.47      14.51

 Total return (%)*                                                               4.40       6.26      4.21       6.01       6.21
------------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA

 Ratio of expenses to average net assets (%)                                     1.42       1.41      1.42       1.41       1.41

 Ratio of net investment income to average net assets (%)                        4.02       4.16      4.76       4.77       5.13

 Decrease reflected in above expense ratios
 due to actions by the manager (%)                                                 --         --        --         --        .01

 Portfolio turnover rate (%)                                                    88.48      91.18     71.68      54.37      50.62
------------------------------------------------------------------------------------------------------------------------------------

 Net assets, end of period ($ x 1,000)                                         26,693     32,545    35,802     27,023     25,282


* EXCLUSIVE OF SALES LOAD.




<PAGE 32>

                                                                                                 YEAR ENDED APRIL 30,

 CLASS C                                                                                  1999       1998      1997      1996(1)
------------------------------------------------------------------------------------------------------------------------------------

PER-SHARE DATA ($)

 Net asset value, beginning of period                                                      14.17     14.05      14.47      14.65

 Investment operations:  Investment income -- net                                            .53       .55        .65        .48

                         Net realized and unrealized gain (loss) on investments              .05       .27      (.08)        .02

 Total from investment operations                                                            .58       .82        .57        .50

 Distributions:          Dividends from investment income -- net                            (.53)     (.55)      (.65)      (.48)

                         Dividends from net realized gain on investments                    (.19)     (.15)      (.34)      (.20)

 Total distributions                                                                        (.72)     (.70)      (.99)      (.68)

 Net asset value, end of period                                                            14.03     14.17      14.05      14.47

 Total return (%)(2)                                                                        4.13      5.94       3.95    4.69(3)
------------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA

 Ratio of expenses to average net assets (%)                                                1.75      1.71       1.97    1.99(3)

 Ratio of net investment income to average net assets (%)                                   3.69      3.69       4.60    4.20(3)

 Portfolio turnover rate (%)                                                               88.48     91.18      71.68      54.37
------------------------------------------------------------------------------------------------------------------------------------

 Net assets, end of period ($ x 1,000)                                                       394       366         58         35

(1)  FROM AUGUST 15, 1995 (COMMENCEMENT OF INITIAL OFFERING) TO APRIL 30, 1996.

(2)  EXCLUSIVE OF SALES LOAD.

(3)  ANNUALIZED.

Florida Series

<PAGE 33>


FINANCIAL HIGHLIGHTS

Georgia Series


The following tables describe the performance of each share class for the fiscal periods indicated. "Total return" shows how much your investment in this series would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These figures have been independently audited by Ernst & Young LLP, whose report, along with the fund's financial statements, is included in the annual report.


                                                                                               YEAR ENDED APRIL 30,

 CLASS A                                                                         1999       1998       1997      1996       1995
------------------------------------------------------------------------------------------------------------------------------------

PER-SHARE DATA ($)

 Net asset value, beginning of period                                           13.63      13.22     13.05      12.80      12.69

 Investment operations:  Investment income -- net                                 .60        .61       .62        .66        .73

                         Net realized and unrealized gain (loss) on investments   .18        .41       .17        .25        .11

 Total from investment operations                                                 .78       1.02       .79        .91        .84

 Distributions:          Dividends from investment income -- net                 (.60)      (.61)     (.62)      (.66)      (.73)

 Net asset value, end of period                                                 13.81      13.63     13.22      13.05      12.80

 Total return (%)*                                                               5.74       7.76      6.16       7.14       6.87
------------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA

 Ratio of expenses to average net assets (%)                                      .99        .95       .98        .74        .25

 Ratio of net investment income to average net assets (%)                        4.27       4.44      4.71       5.00       5.80

 Decrease reflected in above expense ratios
 due to actions by the manager (%)                                                 --         --        --        .21        .78

 Portfolio turnover rate (%)                                                    69.13      36.64     50.96      33.09      34.04
------------------------------------------------------------------------------------------------------------------------------------

 Net assets, end of period ($ x 1,000)                                          8,769      6,232     6,598      8,346      8,985

* EXCLUSIVE OF SALES LOAD.

                                                                                               YEAR ENDED APRIL 30,

 CLASS B                                                                         1999       1998       1997      1996       1995
------------------------------------------------------------------------------------------------------------------------------------

PER-SHARE DATA ($)

 Net asset value, beginning of period                                           13.63      13.22     13.06      12.80      12.69

 Investment operations:  Investment income -- net                                 .53        .54       .56        .59        .66

                         Net realized and unrealized gain (loss) on investments  .19         .41       .16        .26        .11

 Total from investment operations                                                 .72        .95       .72        .85        .77

 Distributions:          Dividends from investment income -- net                 (.53)      (.54)     (.56)      (.59)      (.66)

 Net asset value, end of period                                                 13.82      13.63     13.22      13.06      12.80

 Total return (%)*                                                               5.29       7.24      5.55       6.69       6.33
------------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA

 Ratio of expenses to average net assets (%)                                     1.49       1.44      1.47       1.24        .75

 Ratio of net investment income to average net assets (%)                        3.79       3.94      4.20       4.46       5.27

 Decrease reflected in above expense ratios
 due to actions by the manager (%)                                                 --         --        --        .20        .80

 Portfolio turnover rate (%)                                                    69.13      36.64     50.96      33.09      34.04
------------------------------------------------------------------------------------------------------------------------------------

 Net assets, end of period ($ x 1,000)                                         12,592     17,558    18,211     20,106     19,429

* EXCLUSIVE OF SALES LOAD.




<PAGE 34>

                                                                                                    YEAR ENDED APRIL 30,

 CLASS C                                                                                  1999       1998      1997      1996(1)
------------------------------------------------------------------------------------------------------------------------------------

PER-SHARE DATA ($)

 Net asset value, beginning of period                                                      13.62     13.22      13.05      12.85

 Investment operations:  Investment income -- net                                            .44       .47        .51        .38

                         Net realized and unrealized gain (loss) on investments              .18       .40        .17        .20

 Total from investment operations                                                            .62       .87        .68        .58

 Distributions:          Dividends from investment income -- net                            (.44)     (.47)      (.51)      (.38)

 Net asset value, end of period                                                            13.80     13.62      13.22      13.05

 Total return (%)(2)                                                                        4.59      6.61       5.30    6.28(3)
------------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA

 Ratio of expenses to average net assets (%)                                                1.99      1.91       1.80    1.98(3)

 Ratio of net investment income to average net assets (%)                                   3.28      3.48       3.87    3.73(3)

 Portfolio turnover rate (%)                                                               69.13     36.64      50.96      33.09
------------------------------------------------------------------------------------------------------------------------------------

 Net assets, end of period ($ x 1,000)                                                        47        42        105         88

(1)  FROM AUGUST 15, 1995 (COMMENCEMENT OF INITIAL OFFERING) TO APRIL 30, 1996.

(2)  EXCLUSIVE OF SALES LOAD.

(3)  ANNUALIZED.

Georgia Series

<PAGE 35>


FINANCIAL HIGHLIGHTS

Maryland Series


The following tables describe the performance of each share class for the fiscal periods indicated. "Total return" shows how much your investment in this series would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These figures have been independently audited by Ernst & Young LLP, whose report, along with the fund's financial statements, is included in the annual report.


                                                                                              YEAR ENDED APRIL 30,

 CLASS A                                                                         1999       1998       1997      1996       1995
------------------------------------------------------------------------------------------------------------------------------------

PER-SHARE DATA ($)

 Net asset value, beginning of period                                           13.05      12.70     12.69      12.54      12.46

 Investment operations:  Investment income -- net                                 .65        .67       .68        .67        .70

                         Net realized and unrealized gain (loss) on investments   .09        .50       .18        .23        .08

 Total from investment operations                                                 .74       1.17       .86        .90        .78

 Distributions:          Dividends from investment income -- net                 (.65)      (.67)     (.68)      (.67)      (.70)

                         Dividends from net realized gain on investments         (.20)      (.15)     (.17)      (.08)         --

 Total distributions                                                             (.85)      (.82)     (.85)      (.75)      (.70)

 Net asset value, end of period                                                 12.94      13.05     12.70      12.69      12.54

 Total return (%)*                                                               5.76       9.40      6.91       7.24       6.52
------------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA

 Ratio of expenses to average net assets (%)                                      .90        .90       .90        .90        .90

 Ratio of net investment income to average net assets (%)                        4.97       5.12      5.29       5.23       5.69

 Decrease reflected in above expense ratios
 due to actions by the manager (%)                                                 --         --        --         --        .01

 Portfolio turnover rate (%)                                                    29.30      18.12     43.63      41.65      35.39
------------------------------------------------------------------------------------------------------------------------------------

 Net assets, end of period ($ x 1,000)                                        264,255    262,560   266,658    283,878    301,834

* EXCLUSIVE OF SALES LOAD.

                                                                                               YEAR ENDED APRIL 30,

 CLASS B                                                                         1999       1998       1997      1996       1995
------------------------------------------------------------------------------------------------------------------------------------

PER-SHARE DATA ($)

 Net asset value, beginning of period                                           13.05      12.70     12.69      12.54      12.46

 Investment operations:  Investment income -- net                                 .58        .60       .61        .61        .63

                         Net realized and unrealized gain (loss) on investments   .09        .50       .18        .23        .08

 Total from investment operations                                                 .67       1.10       .79        .84        .71

 Distributions:          Dividends from investment income -- net                 (.58)      (.60)     (.61)      (.61)      (.63)

                         Dividends from net realized gain on investments         (.20)      (.15)     (.17)      (.08)         --

 Total distributions                                                             (.78)      (.75)     (.78)      (.69)      (.63)

 Net asset value, end of period                                                 12.94      13.05     12.70      12.69      12.54

 Total return (%)*                                                               5.20       8.83      6.34       6.66       5.94
------------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA

 Ratio of expenses to average net assets (%)                                     1.42       1.42      1.43       1.43       1.44

 Ratio of net investment income to average net assets (%)                        4.44       4.59      4.75       4.68       5.13

 Decrease reflected in above expense ratios
 due to actions by the manager (%)                                                 --         --        --         --        .01

 Portfolio turnover rate (%)                                                    29.30      18.12     43.63      41.65      35.39
------------------------------------------------------------------------------------------------------------------------------------

 Net assets, end of period ($ x 1,000)                                         59,806     50,141    45,329     41,179     35,090

* EXCLUSIVE OF SALES LOAD.




<PAGE 36>

                                                                                                   YEAR ENDED APRIL 30,

 CLASS C                                                                                  1999       1998      1997      1996(1)
------------------------------------------------------------------------------------------------------------------------------------

PER-SHARE DATA ($)

 Net asset value, beginning of period                                                     13.06     12.71      12.69      12.67

 Investment operations:  Investment income -- net                                           .55       .57        .58        .41

                         Net realized and unrealized gain (loss) on investments             .09       .50        .19        .10

 Total from investment operations                                                           .64      1.07        .77        .51

 Distributions:          Dividends from investment income -- net                           (.55)     (.57)      (.58)      (.41)

                         Dividends from net realized gain on investments                   (.20)     (.15)      (.17)      (.08)

 Total distributions                                                                       (.75)     (.72)      (.75)      (.49)

 Net asset value, end of period                                                           12.95     13.06      12.71      12.69

 Total return (%)(2)                                                                       4.93      8.55       6.16     5.57(3)
------------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA

 Ratio of expenses to average net assets (%)                                               1.66      1.67       1.64     1.80(3)

 Ratio of net investment income to average net assets (%)                                  4.15      4.29       4.47     4.59(3)

 Portfolio turnover rate (%)                                                              29.30     18.12      43.63      41.65
------------------------------------------------------------------------------------------------------------------------------------

 Net assets, end of period ($ x 1,000)                                                    3,235     1,618        202         27

(1)  FROM AUGUST 15, 1995 (COMMENCEMENT OF INITIAL OFFERING) TO APRIL 30, 1996.

(2)  EXCLUSIVE OF SALES LOAD.

(3)  ANNUALIZED.

Maryland Series

<PAGE 37>


FINANCIAL HIGHLIGHTS

Massachusetts Series


The following tables describe the performance of each share class for the fiscal periods indicated. "Total return" shows how much your investment in this series would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These figures have been independently audited by Ernst & Young LLP, whose report, along with the fund's financial statements, is included in the annual report.


                                                                                             YEAR ENDED APRIL 30,

 CLASS A                                                                         1999       1998       1997      1996       1995
------------------------------------------------------------------------------------------------------------------------------------

PER-SHARE DATA ($)

 Net asset value, beginning of period                                           11.75      11.40     11.50      11.53      11.64

 Investment operations:  Investment income -- net                                 .59        .61       .63        .66        .69

                         Net realized and unrealized gain (loss) on investments   .11        .40       .17         --      (.06)

 Total from investment operations                                                 .70       1.01       .80        .66        .63

 Distributions:          Dividends from investment income -- net                (.59)      (.61)     (.63)      (.66)      (.69)

                         Dividends from net realized gain on investments        (.18)      (.05)     (.27)      (.03)         --

                         Dividends in excess of net realized gain
                         on investments                                            --         --        --         --      (.05)

 Total distributions                                                            (.77)      (.66)     (.90)      (.69)      (.74)

 Net asset value, end of period                                                 11.68      11.75     11.40      11.50      11.53

 Total return (%)*                                                               6.08       9.04      7.08       5.69       5.72
------------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA

 Ratio of expenses to average net assets (%)                                      .93        .91       .92        .92        .94

 Ratio of net investment income to average net assets (%)                        4.97       5.23      5.46       5.57       6.04

 Decrease reflected in above expense ratios
 due to actions by the manager (%)                                                 --         --        --         --        .01

 Portfolio turnover rate (%)                                                    47.11      48.69     24.45      34.86      13.62
------------------------------------------------------------------------------------------------------------------------------------

 Net assets, end of period ($ x 1,000)                                         62,958     60,529    65,809     68,812     72,731

* EXCLUSIVE OF SALES LOAD.

                                                                                               YEAR ENDED APRIL 30,

 CLASS B                                                                         1999       1998       1997      1996       1995
------------------------------------------------------------------------------------------------------------------------------------

PER-SHARE DATA ($)

 Net asset value, beginning of period                                           11.75      11.40     11.49      11.52      11.63

 Investment operations:  Investment income -- net                                 .53        .55       .57        .60        .63

                         Net realized and unrealized gain (loss) on investments   .10        .40       .18         --      (.06)

 Total from investment operations                                                 .63        .95       .75        .60        .57

 Distributions:          Dividends from investment income -- net                 (.53)      (.55)     (.57)      (.60)      (.63)

                         Dividends from net realized gain on investments         (.18)      (.05)     (.27)      (.03)         --

                         Dividends in excess of net realized gain on investments   --         --        --         --      (.05)

 Total distributions                                                             (.71)      (.60)     (.84)      (.63)      (.68)

 Net asset value, end of period                                                 11.67      11.75     11.40      11.49      11.52

 Total return (%)*                                                               5.46       8.49      6.63       5.15       5.15
------------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA

 Ratio of expenses to average net assets (%)                                     1.43       1.42      1.43       1.43       1.45

 Ratio of net investment income to average net assets (%)                        4.46       4.71      4.94       5.03       5.47

 Decrease reflected in above expense ratios
 due to actions by the manager (%)                                                 --         --        --         --        .01

 Portfolio turnover rate (%)                                                    47.11      48.69     24.45      34.86      13.62
------------------------------------------------------------------------------------------------------------------------------------

 Net assets, end of period ($ x 1,000)                                          6,733      6,584     6,064      5,255      4,220

* EXCLUSIVE OF SALES LOAD.




<PAGE 38>

                                                        YEAR ENDED APRIL 30,

 CLASS C                                                                                  1999       1998      1997      1996(1)
------------------------------------------------------------------------------------------------------------------------------------

PER-SHARE DATA ($)

 Net asset value, beginning of period                                                      11.76     11.41      11.48      11.59

 Investment operations:  Investment income -- net                                            .50       .52        .54        .40

                         Net realized and unrealized gain (loss) on investments              .11       .40        .20      (.08)

 Total from investment operations                                                            .61       .92        .74        .32

 Distributions:          Dividends from investment income -- net                            (.50)     (.52)      (.54)      (.40)

                         Dividends from net realized gain on investments                    (.18)     (.05)      (.27)      (.03)

 Total distributions                                                                        (.68)     (.57)      (.81)      (.43)

 Net asset value, end of period                                                            11.69     11.76      11.41      11.48

 Total return (%)(2)                                                                        5.28      8.22       6.55    3.76(3)
------------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA

 Ratio of expenses to average net assets (%)                                                1.70      1.64       1.65    1.69(3)

 Ratio of net investment income to average net assets (%)                                   4.06      4.51       4.64    4.72(3)

 Portfolio turnover rate (%)                                                               47.11     48.69      24.45      34.86
------------------------------------------------------------------------------------------------------------------------------------

 Net assets, end of period ($ x 1,000)                                                       345         1          1          1

(1)  FROM AUGUST 15, 1995 (COMMENCEMENT OF INITIAL OFFERING) TO APRIL 30, 1996.

(2)  EXCLUSIVE OF SALES LOAD.

(3)  ANNUALIZED.

Massachusetts Series

<PAGE 39>


FINANCIAL HIGHLIGHTS

Michigan Series


The following tables describe the performance of each share class for the fiscal periods indicated. "Total return" shows how much your investment in this series would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These figures have been independently audited by Ernst & Young LLP, whose report, along with the fund's financial statements, is included in the annual report.



                                                                                             YEAR ENDED APRIL 30,

 CLASS A                                                                         1999       1998       1997      1996       1995
------------------------------------------------------------------------------------------------------------------------------------

PER-SHARE DATA ($)

 Net asset value, beginning of period                                           15.61      15.14     15.15      15.14      15.27

 Investment operations:  Investment income -- net                                 .78        .80       .81        .83        .85

                         Net realized and unrealized gain (loss) on investments   .12        .48       .21        .20        .11

 Total from investment operations                                                 .90       1.28      1.02       1.03        .96

 Distributions:          Dividends from investment income -- net                 (.78)      (.80)     (.81)      (.83)      (.85)

                         Dividends from net realized gain on investments         (.16)      (.01)     (.22)      (.19)      (.24)

 Total distributions                                                             (.94)      (.81)    (1.03)     (1.02)     (1.09)

 Net asset value, end of period                                                 15.57      15.61     15.14      15.15      15.14

 Total return (%)*                                                               5.89       8.55      6.89       6.81       6.65
------------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA

 Ratio of expenses to average net assets (%)                                      .92        .92       .91        .93        .92

 Ratio of net investment income to average net assets (%)                        4.96       5.12      5.34       5.35       5.66

 Decrease reflected in above expense ratios
 due to actions by the manager (%)                                                 --         --        --         --        .01

 Portfolio turnover rate (%)                                                    36.17      41.46     22.32      56.88      48.30
------------------------------------------------------------------------------------------------------------------------------------

 Net assets, end of period ($ x 1000)                                         145,764    149,221   155,568    166,538    176,604

* EXCLUSIVE OF SALES LOAD.

                                                                                               YEAR ENDED APRIL 30,

 CLASS B                                                                         1999       1998       1997      1996       1995
------------------------------------------------------------------------------------------------------------------------------------

PER-SHARE DATA ($)

 Net asset value, beginning of period                                           15.61      15.13     15.15      15.13      15.27

 Investment operations:  Investment income -- net                                 .70        .72       .74        .75        .77

                         Net realized and unrealized gain (loss) on investments   .11        .49       .20        .21        .10

 Total from investment operations                                                 .81       1.21       .94        .96        .87

 Distributions:          Dividends from investment income -- net                 (.70)      (.72)     (.74)      (.75)      (.77)

                         Dividends from net realized gain on investments         (.16)      (.01)     (.22)      (.19)      (.24)

 Total distributions                                                             (.86)      (.73)     (.96)      (.94)     (1.01)

 Net asset value, end of period                                                 15.56      15.61     15.13      15.15      15.13

 Total return (%)*                                                               5.29       8.08      6.27       6.33       6.01
------------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA

 Ratio of expenses to average net assets (%)                                     1.42       1.42      1.42       1.44       1.44

 Ratio of net investment income to average net assets (%)                        4.44       4.61      4.82       4.82       5.10

 Decrease reflected in above expense ratios
 due to actions by the manager (%)                                                 --         --        --         --        .01

 Portfolio turnover rate (%)                                                    36.17      41.46     22.32      56.88      48.30
------------------------------------------------------------------------------------------------------------------------------------

 Net assets, end of period ($ x 1000)                                          22,338     20,938    19,338     19,031     16,471

* EXCLUSIVE OF SALES LOAD.




<PAGE 40>

                                                                                                  YEAR ENDED APRIL 30,

 CLASS C                                                                                  1999       1998      1997      1996(1)
------------------------------------------------------------------------------------------------------------------------------------

PER-SHARE DATA ($)

 Net asset value, beginning of period                                                      15.61     15.14      15.16      15.18

 Investment operations:  Investment income -- net                                            .66       .67        .69        .50

                         Net realized and unrealized gain (loss) on investments              .12       .48        .20        .17

 Total from investment operations                                                            .78      1.15        .89        .67

 Distributions:          Dividends from investment income -- net                           (.66)     (.67)      (.69)      (.50)

                         Dividends from net realized gain on investments                   (.16)     (.01)      (.22)      (.19)

 Total distributions                                                                       (.82)     (.68)      (.91)      (.69)

 Net asset value, end of period                                                            15.57     15.61      15.14      15.16

 Total return (%)(2)                                                                        5.08      7.70       5.94    6.12(3)
------------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA

 Ratio of expenses to average net assets (%)                                                1.67      1.69       1.72    1.70(3)

 Ratio of net investment income to average net assets (%)                                   4.16      4.26       4.47    4.47(3)

 Portfolio turnover rate (%)                                                               36.17     41.46      22.32      56.88
------------------------------------------------------------------------------------------------------------------------------------

 Net assets, end of period ($ x 1000)                                                      1,877       640        241        133

(1)  FROM AUGUST 15, 1995 (COMMENCEMENT OF INITIAL OFFERING) TO APRIL 30, 1996.

(2)  EXCLUSIVE OF SALES LOAD.

(3)  ANNUALIZED.

Michigan Series

<PAGE 41>


FINANCIAL HIGHLIGHTS

Minnesota Series


The following tables describe the performance of each share class for the fiscal periods indicated. "Total return" shows how much your investment in this series would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These figures have been independently audited by Ernst & Young LLP, whose report, along with the fund's financial statements, is included in the annual report.



                                                                                               YEAR ENDED APRIL 30,

 CLASS A                                                                         1999       1998       1997      1996       1995
------------------------------------------------------------------------------------------------------------------------------------

PER-SHARE DATA ($)

 Net asset value, beginning of period                                           15.30      15.03     14.98      14.90      14.72

 Investment operations:  Investment income -- net                                 .78        .82       .82        .82        .83

                         Net realized and unrealized gain (loss) on investments  .04         .27       .09        .08        .18

 Total from investment operations                                                 .82       1.09       .91        .90       1.01

 Distributions:          Dividends from investment income -- net                 (.78)      (.82)     (.82)      (.82)      (.83)

                         Dividends from net realized gain on investments         (.04)         --     (.04)         --         --

 Total distributions                                                             (.82)      (.82)     (.86)      (.82)      (.83)

 Net asset value, end of period                                                 15.30      15.30     15.03      14.98      14.90

 Total return (%)*                                                               5.41       7.36      6.16       6.11       7.14
------------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA

 Ratio of expenses to average net assets (%)                                      .91        .90       .91        .90        .90

 Ratio of net investment income to average net assets (%)                        5.05       5.32      5.42       5.41       5.68

 Decrease reflected in above expense ratios
 due to actions by the manager (%)                                                 --         --        --         --        .01

 Portfolio turnover rate (%)                                                    41.27      13.37     25.82      35.47      51.95
------------------------------------------------------------------------------------------------------------------------------------

 Net assets, end of period ($ x 1,000)                                        134,314    126,115   129,031    138,058    145,444

* EXCLUSIVE OF SALES LOAD.

                                                                                               YEAR ENDED APRIL 30,

 CLASS B                                                                         1999       1998       1997      1996       1995
------------------------------------------------------------------------------------------------------------------------------------

PER-SHARE DATA ($)

 Net asset value, beginning of period                                           15.33      15.06     15.01      14.92      14.74

 Investment operations:  Investment income -- net                                 .70        .74       .74        .74        .75

                         Net realized and unrealized gain (loss) on investments   .04         .27       .09        .09        .18

 Total from investment operations                                                 .74       1.01       .83        .83        .93

 Distributions:          Dividends from investment income -- net                 (.70)      (.74)     (.74)      (.74)      (.75)

                         Dividends from net realized gain on investments         (.04)         --     (.04)         --         --

 Total distributions                                                             (.74)      (.74)     (.78)      (.74)      (.75)

 Net asset value, end of period                                                 15.33      15.33     15.06      15.01      14.92

 Total return (%)*                                                               4.86       6.79      5.60       5.62       6.57
------------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA

 Ratio of expenses to average net assets (%)                                     1.43       1.42      1.44       1.43       1.44

 Ratio of net investment income to average net assets (%)                        4.52       4.79      4.90       4.87       5.13

 Decrease reflected in above expense ratios
 due to actions by the manager (%)                                                 --         --        --         --        .01

 Portfolio turnover rate (%)                                                    41.27      13.37     25.82      35.47      51.95
------------------------------------------------------------------------------------------------------------------------------------

 Net assets, end of period ($ x 1,000)                                         29,562     28,568    26,004     25,617     23,217

* EXCLUSIVE OF SALES LOAD.




<PAGE 42>

                                                                                               YEAR ENDED APRIL 30,

 CLASS C                                                                                  1999       1998      1997      1996(1)
------------------------------------------------------------------------------------------------------------------------------------

PER-SHARE DATA ($)

 Net asset value, beginning of period                                                      15.33     15.06      15.01      14.96

 Investment operations:  Investment income -- net                                            .65       .69        .70        .50

                         Net realized and unrealized gain (loss) on investments              .04       .27        .09        .05

 Total from investment operations                                                            .69       .96        .79        .55

 Distributions:          Dividends from investment income -- net                            (.65)     (.69)      (.70)      (.50)

                         Dividends from net realized gain on investments                    (.04)        --      (.04)         --

 Total distributions                                                                        (.69)     (.69)      (.74)      (.50)

 Net asset value, end of period                                                            15.33     15.33      15.06      15.01

 Total return (%)(2)                                                                        4.53      6.46       5.34     5.15(3)
------------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA

 Ratio of expenses to average net assets (%)                                                1.74      1.73       1.67     1.42(3)

 Ratio of net investment income to average net assets (%)                                   4.16      4.40       4.62     4.00(3)

 Portfolio turnover rate (%)                                                               41.27     13.37      25.82      35.47
------------------------------------------------------------------------------------------------------------------------------------

 Net assets, end of period ($ x 1,000)                                                     1,422       667        307        373

(1)  FROM AUGUST 15, 1995 (COMMENCEMENT OF INITIAL OFFERING) TO APRIL 30, 1996.

(2)  EXCLUSIVE OF SALES LOAD.

(3)  ANNUALIZED.

Minnesota Series

<PAGE 43>


FINANCIAL HIGHLIGHTS

New Jersey Series

The following tables describe the performance of each share class for the fiscal periods indicated. "Total return" shows how much your investment in this series would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These figures have been independently audited by Ernst & Young LLP, whose report, along with the fund's financial statements, is included in the annual report.



                                                                  YEAR ENDED         PERIOD ENDED

                                                                   APRIL 30,          APRIL 30,          YEAR ENDED JULY 31,

 CLASS A                                                     1999        1998         1997(1)        1996      1995      1994(2)
------------------------------------------------------------------------------------------------------------------------------------

PER-SHARE DATA ($)
 Net asset value, beginning of period                         13.08       12.63         12.79         12.71     12.58     12.50

 Investment operations:  Investment income -- net               .57         .61           .42           .59       .71       .18

                         Net realized and unrealized
                         gain (loss) on investments             .15         .56         (.02)           .08       .13       .08

 Total from investment operations                               .72        1.17           .40           .67       .84       .26

 Distributions:          Dividends from investment
                         income -- net                        (.57)       (.61)         (.42)         (.59)     (.71)     (.18)

                         Dividends from net realized
                         gain on investments                  (.09)       (.11)         (.14)            --        --        --

 Total distributions                                          (.66)       (.72)         (.56)         (.59)     (.71)     (.18)

 Net asset value, end of period                               13.14       13.08         12.63         12.79     12.71     12.58

 Total return (%)(3)                                           5.52        9.48        4.25(4)         5.31      7.01     2.07(5)
------------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA

 Ratio of expenses to average net assets (%)                   1.08        1.02        1.20(4)         1.14       .10        --

 Ratio of net investment income to average net assets (%)      4.28        4.73        4.39(4)         4.55      5.60     5.25(4)

 Decrease reflected in above expense ratios
 due to actions by the manager (%)                               --         .03         .10(4)          .08      1.35     2.50(4)

 Portfolio turnover rate (%)                                   64.40       50.78      110.12(5)        28.14     43.48        --
------------------------------------------------------------------------------------------------------------------------------------

 Net assets, end of period ($ x 1,000)                         5,179       4,454         4,837         5,212     4,981     2,318

(1)  THE FUND CHANGED ITS FISCAL YEAR END FROM JULY 31 TO APRIL 30.

(2)  FROM MAY 4, 1994 (COMMENCEMENT OF OPERATIONS) TO JULY 31, 1994.        (3) EXCLUSIVE OF SALES LOAD.        (4) ANNUALIZED.
(5) NOT ANNUALIZED.

                                                                  YEAR ENDED         PERIOD ENDED
                                                                   APRIL 30,           APRIL 30,          YEAR ENDED JULY 31,

 CLASS B                                                       1999        1998         1997(1)        1996      1995      1994(2)
------------------------------------------------------------------------------------------------------------------------------------

PER-SHARE DATA ($)

 Net asset value, beginning of period                         13.07       12.63         12.79         12.71     12.58     12.50

 Investment operations:  Investment income -- net               .50         .55           .37           .52       .65       .16

                         Net realized and unrealized
                         gain (loss) on investments             .16         .55         (.02)           .08       .13       .08

 Total from investment operations                               .66        1.10           .35           .60       .78       .24

 Distributions:          Dividends from investment
                         income -- net                        (.50)       (.55)         (.37)         (.52)     (.65)     (.16)

                         Dividends from net realized
                         gain on investments                  (.09)       (.11)         (.14)            --        --        --

 Total distributions                                          (.59)       (.66)         (.51)         (.52)     (.65)     (.16)

 Net asset value, end of period                               13.14       13.07         12.63         12.79     12.71     12.58

 Total return (%)(3)                                           5.08        8.85        3.74(4)         4.79      6.48    1.94(5)
------------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA

 Ratio of expenses to average net assets (%)                   1.58        1.53        1.69(4)         1.63       .61     .50(4)

 Ratio of net investment income to average net assets (%)      3.78        4.20        3.88(4)         4.04      5.00    4.69(4)

 Decrease reflected in above expense ratios
 due to actions by the manager (%)                               --         .03         .09(4)          .08      1.29    2.50(4)

 Portfolio turnover rate (%)                                  64.40       50.78      110.12(5)        28.14     43.48         --
------------------------------------------------------------------------------------------------------------------------------------

 Net assets, end of period ($ x 1,000)                       11,628      10,533         8,680         8,910     6,852     2,373

(1)  THE FUND CHANGED ITS FISCAL YEAR END FROM JULY 31 TO APRIL 30.
(2)  FROM MAY 4, 1994 (COMMENCEMENT OF OPERATIONS) TO JULY 31, 1994.
(3) EXCLUSIVE OF SALES LOAD.
(4) ANNUALIZED.
(5) NOT ANNUALIZED.



<PAGE 44>

                                                                          YEAR ENDED            PERIOD ENDED          YEAR ENDED

                                                                           APRIL 30,              APRIL 30,            JULY 31,

 CLASS C                                                              1999          1998           1997(1)              1996(2)
------------------------------------------------------------------------------------------------------------------------------------

PER-SHARE DATA ($)
 Net asset value, beginning of period                               13.09         12.64            12.78               13.21
 Investment operations:  Investment income -- net                     .46           .50              .35                 .32

                         Net realized and unrealized
                         gain (loss) on investments                   .15           .56               --               (.43)

 Total from investment operations                                     .61          1.06              .35               (.11)

 Distributions:          Dividends from investment income -- net    (.46)         (.50)            (.35)               (.32)

                         Dividends from net realized gain
                         on investments                             (.09)         (.11)            (.14)                  --

 Total distributions                                                (.55)         (.61)            (.49)               (.32)

 Net asset value, end of period                                     13.15         13.09            12.64               12.78

 Total return (%)(3)                                                 4.67          8.55           3.72(4)          (1.21)(4)
------------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA

 Ratio of expenses to average net assets (%)                         1.88          1.91           1.97(4)             1.95(4)

 Ratio of net investment income to average net assets (%)            3.42          3.65           3.62(4)             3.68(4)

 Decrease reflected in above expense ratios
 due to actions by the manager (%)                                     --           .06            .76(4)              .02(4)

 Portfolio turnover rate (%)                                        64.40         50.78         110.12(5)              28.14
------------------------------------------------------------------------------------------------------------------------------------

 Net assets, end of period ($ x 1,000)                                349           118                1                   6

(1)  THE FUND CHANGED ITS FISCAL YEAR END FROM JULY 31 TO APRIL 30.

(2) FROM DECEMBER 4, 1995 (COMMENCEMENT OF INITIAL OFFERING) TO JULY 31, 1996.
(3) EXCLUSIVE OF SALES LOAD.        (4) ANNUALIZED.        (5) NOT ANNUALIZED.

New Jersey Series

<PAGE 45>


FINANCIAL HIGHLIGHTS

North Carolina Series


The following tables describe the performance of each share class for the fiscal periods indicated. "Total return" shows how much your investment in this series would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These figures have been independently audited by Ernst & Young LLP, whose report, along with the fund's financial statements, is included in the annual report.


                                                                                               YEAR ENDED APRIL 30,

 CLASS A                                                                         1999       1998       1997      1996       1995
------------------------------------------------------------------------------------------------------------------------------------

PER-SHARE DATA ($)
 Net asset value, beginning of period                                           13.91      13.23     12.91      12.72      12.73

 Investment operations:  Investment income -- net                                 .66        .67       .67        .67        .70

                         Net realized and unrealized gain (loss) on investments   .11        .68       .32        .19      (.01)

 Total from investment operations                                                 .77       1.35       .99        .86        .69

 Distributions:          Dividends from investment income -- net                 (.66)      (.67)     (.67)      (.67)      (.70)

                         Dividends from net realized gain on investments         (.07)         --        --         --         --

 Total distributions                                                             (.73)      (.67)     (.67)      (.67)      (.70)

 Net asset value, end of period                                                 13.95      13.91     13.23      12.91      12.72

 Total return (%)*                                                               5.63      10.39      7.81       6.79       5.70
------------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA

 Ratio of expenses to average net assets (%)                                      .94        .87      1.04        .98        .65

 Ratio of net investment income to average net assets (%)                        4.68       4.89      5.10       5.11       5.63

 Decrease reflected in above expense ratios
 due to actions by the manager (%)                                                 --         --        --        .02        .31

 Portfolio turnover rate (%)                                                    41.15      32.28     44.91      47.15      12.02
------------------------------------------------------------------------------------------------------------------------------------

 Net assets, end of period ($ x 1,000)                                         47,794     41,592    42,130     47,042     50,205

* EXCLUSIVE OF SALES LOAD.

                                                                                               YEAR ENDED APRIL 30,

 CLASS B                                                                         1999       1998       1997      1996       1995
------------------------------------------------------------------------------------------------------------------------------------

PER-SHARE DATA ($)

 Net asset value, beginning of period                                           13.90      13.22     12.90      12.71      12.72

 Investment operations:  Investment income -- net                                 .59        .60       .60        .60        .64

                         Net realized and unrealized gain (loss) on investments   .11        .68       .32        .19      (.01)

 Total from investment operations                                                 .70       1.28       .92        .79        .63

 Distributions:          Dividends from investment income -- net                 (.59)      (.60)     (.60)      (.60)      (.64)

                         Dividends from net realized gain on investments         (.07)         --        --         --         --

 Total distributions                                                             (.66)      (.60)     (.60)      (.60)      (.64)

 Net asset value, end of period                                                 13.94      13.90     13.22      12.90      12.71

 Total return (%)*                                                               5.10       9.84      7.27       6.25       5.12
------------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA

 Ratio of expenses to average net assets (%)                                     1.44       1.38      1.54       1.49       1.18

 Ratio of net investment income to average net assets (%)                        4.16       4.39      4.59       4.59       5.08

 Decrease reflected in above expense ratios
 due to actions by the manager (%)                                                 --         --        --        .02        .30

 Portfolio turnover rate (%)                                                    41.15      32.28     44.91      47.15      12.02
------------------------------------------------------------------------------------------------------------------------------------

 Net assets, end of period ($ x 1,000)                                         39,535     45,296    43,979     42,668     42,310

* EXCLUSIVE OF SALES LOAD.




<PAGE 46>

                                                                                                    YEAR ENDED APRIL 30,

 CLASS C                                                                                  1999       1998      1997      1996(1)
------------------------------------------------------------------------------------------------------------------------------------

PER-SHARE DATA ($)

 Net asset value, beginning of period                                                      13.90     13.22      12.90      12.76

 Investment operations:  Investment income -- net                                            .56       .57        .57        .40

                         Net realized and unrealized gain (loss) on investments              .13       .68        .32        .14

 Total from investment operations                                                            .69      1.25        .89        .54

 Distributions:          Dividends from investment income -- net                            (.56)     (.57)      (.57)      (.40)

                         Dividends from net realized gain on investments                    (.07)        --         --         --

 Total distributions                                                                        (.63)     (.57)      (.57)      (.40)

 Net asset value, end of period                                                            13.96     13.90      13.22      12.90

 Total return (%)(2)                                                                        5.02      9.58       7.00     5.92(3)
------------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA

 Ratio of expenses to average net assets (%)                                                1.63      1.62       1.77     1.73(3)

 Ratio of net investment income to average net assets (%)                                   3.83      4.08       4.31     4.31(3)



 Portfolio turnover rate (%)                                                               41.15     32.28      44.91      47.15

------------------------------------------------------------------------------------------------------------------------------------

 Net assets, end of period ($ x 1,000)                                                       434        44         11          1

(1)  FROM AUGUST 15, 1995 (COMMENCEMENT OF INITIAL OFFERING) TO APRIL 30, 1996.

(2)  EXCLUSIVE OF SALES LOAD.

(3)  ANNUALIZED.

North Carolina Series

<PAGE 47>


FINANCIAL HIGHLIGHTS

Ohio Series


The following tables describe the performance of each share class for the fiscal periods indicated. "Total return" shows how much your investment in this series would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These figures have been independently audited by Ernst & Young LLP, whose report, along with the fund's financial statements, is included in the annual report.



                                                                                               YEAR ENDED APRIL 30,

 CLASS A                                                                         1999       1998       1997      1996       1995
------------------------------------------------------------------------------------------------------------------------------------

PER-SHARE DATA ($)

 Net asset value, beginning of period                                           12.86      12.65     12.58      12.62      12.70

 Investment operations:  Investment income -- net                                 .65        .67       .69        .71        .73

                         Net realized and unrealized gain (loss) on investments   .08        .34       .17        .14      (.05)

 Total from investment operations                                                 .73       1.01       .86        .85        .68

 Distributions:          Dividends from investment income -- net                (.65)      (.67)     (.69)      (.71)      (.73)

                         Dividends from net realized gain on investments        (.14)      (.13)     (.10)      (.18)      (.03)

 Total distributions                                                            (.79)      (.80)     (.79)      (.89)      (.76)

 Net asset value, end of period                                                 12.80      12.86     12.65      12.58      12.62

 Total return (%)*                                                               5.72       8.09      6.91       6.77       5.63
------------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA

 Ratio of expenses to average net assets (%)                                      .91        .90       .91        .89        .92

 Ratio of net investment income to average net assets (%)                        5.00       5.17      5.40       5.49       5.84

 Decrease reflected in above expense ratios
 due to actions by the manager (%)                                                 --         --        --         --        .01

 Portfolio turnover rate (%)                                                    40.36      24.73     29.65      43.90      39.53
------------------------------------------------------------------------------------------------------------------------------------

 Net assets, end of period ($ x 1,000)                                        237,027    237,618   242,572    257,639    273,225

* EXCLUSIVE OF SALES LOAD.

                                                                                               YEAR ENDED APRIL 30,

 CLASS B                                                                         1999       1998       1997      1996       1995
------------------------------------------------------------------------------------------------------------------------------------

PER-SHARE DATA ($)

 Net asset value, beginning of period                                           12.87      12.65     12.59      12.63      12.71

 Investment operations:  Investment income -- net                                 .58        .60       .62        .64        .66

                         Net realized and unrealized gain (loss) on investments   .08        .35       .16        .14      (.05)

 Total from investment operations                                                 .66        .95       .78        .78        .61

 Distributions:          Dividends from investment income -- net                 (.58)      (.60)     (.62)      (.64)      (.66)

                         Dividends from net realized gain on investments         (.14)      (.13)     (.10)      (.18)      (.03)

 Total distributions                                                             (.72)      (.73)     (.72)      (.82)      (.69)

 Net asset value, end of period                                                 12.81      12.87     12.65      12.59      12.63

 Total return (%)*                                                               5.17       7.62      6.27       6.19       5.06
------------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA

 Ratio of expenses to average net assets (%)                                     1.42       1.41      1.42       1.42       1.44

 Ratio of net investment income to average net assets (%)                        4.47       4.65      4.87       4.94       5.29

 Decrease reflected in above expense ratios
 due to actions by the manager (%)                                                 --         --        --         --        .01

 Portfolio turnover rate (%)                                                    40.36      24.73     29.65      43.90      39.53
------------------------------------------------------------------------------------------------------------------------------------

 Net assets, end of period ($ x 1,000)                                         54,929     50,453    44,746     40,476     32.797

* EXCLUSIVE OF SALES LOAD.




<PAGE 48>

                                                                                                   YEAR ENDED APRIL 30,

 CLASS C                                                                                  1999       1998      1997      1996(1)
------------------------------------------------------------------------------------------------------------------------------------

PER-SHARE DATA ($)

 Net asset value, beginning of period                                                      12.88     12.66      12.59      12.68

 Investment operations:  Investment income -- net                                            .55       .57        .59        .43

                         Net realized and unrealized gain (loss) on investments              .08       .35        .17        .09

 Total from investment operations                                                            .63       .92        .76        .52

 Distributions:          Dividends from investment income -- net                           (.55)     (.57)      (.59)      (.43)

                         Dividends from net realized gain on investments                   (.14)     (.13)      (.10)      (.18)

 Total distributions                                                                       (.69)     (.70)      (.69)      (.61)

 Net asset value, end of period                                                            12.82     12.88      12.66      12.59

 Total return (%)(2)                                                                        4.92      7.35       6.07     5.66(3)
------------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA

 Ratio of expenses to average net assets (%)                                                1.66      1.66       1.64     1.63(3)

 Ratio of net investment income to average net assets (%)                                   4.20      4.38       4.44     4.66(3)

 Portfolio turnover rate (%)                                                               40.36     24.73      29.65      43.90
------------------------------------------------------------------------------------------------------------------------------------

 Net assets, end of period ($ x 1,000)                                                     1,793       579        694          1

(1)  FROM AUGUST 15, 1995 (COMMENCEMENT OF INITIAL OFFERING) TO APRIL 30, 1996.

(2)  EXCLUSIVE OF SALES LOAD.

(3)  ANNUALIZED.

Ohio Series

<PAGE 49>


FINANCIAL HIGHLIGHTS

Pennsylvania Series


The following tables describe the performance of each share class for the fiscal periods indicated. "Total return" shows how much your investment in this series would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These figures have been independently audited by Ernst & Young LLP, whose report, along with the fund's financial statements, is included in the annual report.



                                                                                               YEAR ENDED APRIL 30,

 CLASS A                                                                         1999       1998       1997      1996       1995
------------------------------------------------------------------------------------------------------------------------------------

PER-SHARE DATA ($)

 Net asset value, beginning of period                                           16.68      16.23     16.17      16.12      16.01

 Investment operations:  Investment income -- net                                 .82        .85       .85        .87        .91

                         Net realized and unrealized gain (loss) on investments   .16        .71       .24        .32        .11

 Total from investment operations                                                 .98       1.56      1.09       1.19       1.02

 Distributions:          Dividends from investment income -- net                 (.82)      (.85)     (.85)      (.87)      (.91)

                         Dividends from net realized gain on investments         (.28)      (.26)     (.18)      (.27)         --

 Total distributions                                                            (1.10)     (1.11)    (1.03)     (1.14)      (.91)

 Net asset value, end of period                                                 16.56      16.68     16.23      16.17      16.12

 Total return (%)*                                                               5.97       9.83      6.89       7.46       6.65
------------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA

 Ratio of expenses to average net assets (%)                                      .92        .92       .92        .92        .92

 Ratio of net investment income to average net assets (%)                        4.90       5.09      5.22       5.28       5.77

 Decrease reflected in above expense ratios
 due to actions by the manager (%)                                                 --         --        --         --        .01

 Portfolio turnover rate (%)                                                    48.14      34.82     60.57      52.69      55.19
------------------------------------------------------------------------------------------------------------------------------------

 Net assets, end of period ($ x 1,000)                                        195,728    196,055   201,229    216,802    219,949

* EXCLUSIVE OF SALES LOAD.

                                                                                               YEAR ENDED APRIL 30,

 CLASS B                                                                         1999       1998       1997      1996       1995
------------------------------------------------------------------------------------------------------------------------------------

PER-SHARE DATA ($)

 Net asset value, beginning of period                                           16.67      16.23     16.16      16.11      16.01

 Investment operations:  Investment income -- net                                 .74        .77       .77        .79        .83

                         Net realized and unrealized gain (loss) on investments   .16        .70       .25        .32        .10

 Total from investment operations                                                 .90       1.47      1.02       1.11        .93

 Distributions:          Dividends from investment income -- net                 (.74)      (.77)     (.77)      (.79)      (.83)

                         Dividends from net realized gain on investments         (.28)      (.26)     (.18)      (.27)         --

 Total distributions                                                            (1.02)     (1.03)     (.95)     (1.06)      (.83)

 Net asset value, end of period                                                 16.55      16.67     16.23      16.16      16.11

 Total return (%)*                                                               5.43       9.20      6.41       6.92       6.02
------------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA

 Ratio of expenses to average net assets (%)                                     1.43       1.43      1.43       1.43       1.44

 Ratio of net investment income to average net assets (%)                        4.39       4.57      4.71       4.76       5.22

 Decrease reflected in above expense ratios
 due to actions by the manager (%)                                                 --         --        --         --        .01

 Portfolio turnover rate (%)                                                    48.14      34.82     60.57      52.69      55.19
------------------------------------------------------------------------------------------------------------------------------------

 Net assets, end of period ($ x 1,000)                                         68,869     74,855    71,671     72,610     70,062

* EXCLUSIVE OF SALES LOAD.




<PAGE 50>

                                                                                                   YEAR ENDED APRIL 30,

 CLASS C                                                                                  1999       1998      1997      1996(1)
------------------------------------------------------------------------------------------------------------------------------------

PER-SHARE DATA ($)

 Net asset value, beginning of period                                                      16.69     16.23      16.16      16.18

 Investment operations:  Investment income -- net                                            .69       .70        .69        .53

                         Net realized and unrealized gain (loss) on investments              .16       .72        .25        .25

 Total from investment operations                                                            .85      1.42        .94        .78

 Distributions:          Dividends from investment income -- net                            (.69)     (.70)      (.69)      (.53)

                         Dividends from net realized gain on investments                    (.28)     (.26)      (.18)      (.27)

 Total distributions                                                                        (.97)     (.96)      (.87)      (.80)

 Net asset value, end of period                                                            16.57     16.69      16.23      16.16

 Total return (%)(2)                                                                        5.16      8.91       5.92     6.71(3)
------------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA

 Ratio of expenses to average net assets (%)                                                1.69      1.69       1.83     1.70(3)

 Ratio of net investment income to average net assets (%)                                   4.07      3.98       4.28     4.46(3)

 Portfolio turnover rate (%)                                                               48.14     34.82      60.57      52.69
------------------------------------------------------------------------------------------------------------------------------------

 Net assets, end of period ($ x 1,000)                                                       898       463         32         21

(1)  FROM AUGUST 15, 1995 (COMMENCEMENT OF INITIAL OFFERING) TO APRIL 30, 1996.

(2)  EXCLUSIVE OF SALES LOAD.

(3)  ANNUALIZED.

Pennsylvania Series

<PAGE 51>


FINANCIAL HIGHLIGHTS

Texas Series


The following tables describe the performance of each share class for the fiscal periods indicated. "Total return" shows how much your investment in this series would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These figures have been independently audited by Ernst & Young LLP, whose report, along with the fund's financial statements, is included in the annual report.



                                                                                                  YEAR ENDED APRIL 30,

 CLASS A                                                                         1999       1998     1997       1996       1995
------------------------------------------------------------------------------------------------------------------------------------

PER-SHARE DATA ($)

 Net asset value, beginning of period                                           21.68      20.99     20.84      20.69      20.41

 Investment operations:  Investment income -- net                                1.00       1.08      1.17       1.20       1.22

                         Net realized and unrealized gain (loss) on investments   .21        .99       .41        .45        .28

 Total from investment operations                                                1.21       2.07      1.58       1.65       1.50

 Distributions:          Dividends from investment income -- net                (1.00)     (1.08)    (1.17)     (1.20)     (1.22)

                         Dividends from net realized gain on investments         (.52)      (.30)     (.26)      (.30)         --

 Total distributions                                                            (1.52)     (1.38)    (1.43)     (1.50)     (1.22)

 Net asset value, end of period                                                 21.37      21.68     20.99      20.84      20.69

 Total return (%)*                                                               5.66      10.03      7.74       8.06       7.63
------------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA

 Ratio of expenses to average net assets (%)                                      .85        .72       .37        .37        .37

 Ratio of net investment income to average net assets (%)                        4.59       4.96      5.54       5.64       6.01

 Decrease reflected in above expense ratios
 due to actions by the manager (%)                                                .07        .18       .55        .55        .55

 Portfolio turnover rate (%)                                                    49.67      27.18     61.22      49.24      38.68
------------------------------------------------------------------------------------------------------------------------------------

 Net assets, end of period ($ x 1000)                                          60,516     59,758    60,849     62,864     68,103

* EXCLUSIVE OF SALES LOAD.

                                                                                               YEAR ENDED APRIL 30,

 CLASS B                                                                         1999       1998       1997      1996       1995
------------------------------------------------------------------------------------------------------------------------------------

PER-SHARE DATA ($)

 Net asset value, beginning of period                                           21.68      20.98     20.84      20.69      20.41

 Investment operations:  Investment income -- net                                 .89        .97      1.06       1.09       1.10

                         Net realized and unrealized gain (loss) on investments   .21       1.00       .40        .45        .28

 Total from investment operations                                                1.10       1.97      1.46       1.54       1.38

 Distributions:          Dividends from investment income -- net                 (.89)      (.97)    (1.06)     (1.09)     (1.10)

                         Dividends from net realized gain on investments         (.52)      (.30)     (.26)      (.30)         --

 Total distributions                                                            (1.41)     (1.27)    (1.32)     (1.39)     (1.10)

 Net asset value, end of period                                                 21.37      21.68     20.98      20.84      20.69

 Total return (%)*                                                               5.13       9.53      7.15       7.51       7.05
------------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA

 Ratio of expenses to average net assets (%)                                     1.35       1.23       .88        .88        .89

 Ratio of net investment income to average net assets (%)                        4.09       4.44      5.03       5.13       5.46

 Decrease reflected in above expense ratios
 due to actions by the manager (%)                                                .08        .18       .55        .55        .55

 Portfolio turnover rate (%)                                                    49.67      27.18     61.22      49.24      38.68
------------------------------------------------------------------------------------------------------------------------------------

 Net assets, end of period ($ x 1,000)                                         17,031     20,454    17,396     17,461     16,818

* EXCLUSIVE OF SALES LOAD.




<PAGE 52>

                                                                                                     YEAR ENDED APRIL 30,

 CLASS C                                                                                  1999       1998      1997      1996(1)
------------------------------------------------------------------------------------------------------------------------------------

PER-SHARE DATA ($)

 Net asset value, beginning of period                                                      21.67     20.97      20.83      20.78

 Investment operations:  Investment income -- net                                            .83       .91        .99        .73

                         Net realized and unrealized gain (loss) on investments              .21      1.00        .40        .35

 Total from investment operations                                                           1.04      1.91       1.39       1.08

 Distributions:          Dividends from investment income -- net                            (.83)     (.91)      (.99)      (.73)

                         Dividends from net realized gain on investments                    (.52)     (.30)      (.26)      (.30)

 Total distributions                                                                       (1.35)    (1.21)     (1.25)     (1.03)

 Net asset value, end of period                                                            21.36     21.67      20.97      20.83

 Total return (%)(2)                                                                        4.86      9.24       6.79     7.29(3)
------------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA

 Ratio of expenses to average net assets (%)                                                1.60      1.52       1.19     1.18(3)

 Ratio of net investment income to average net assets (%)                                   3.79      4.10       4.57     4.77(3)

 Decrease reflected in above expense ratios
 due to actions by the manager (%)                                                           .11       .15        .54      .58(3)

 Portfolio turnover rate (%)                                                               49.67     27.18      61.22      49.24
------------------------------------------------------------------------------------------------------------------------------------

 Net assets, end of period ($ x 1,000)                                                       620       261        129          1

(1)  FROM AUGUST 15, 1995 (COMMENCEMENT OF INITIAL OFFERING) TO APRIL 30, 1996.

(2)  EXCLUSIVE OF SALES LOAD.

(3)  ANNUALIZED.

Texas Series

<PAGE 53>


FINANCIAL HIGHLIGHTS

Virginia Series


The following tables describe the performance of each share class for the fiscal periods indicated. "Total return" shows how much your investment in this series would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These figures have been independently audited by Ernst & Young LLP, whose report, along with the fund's financial statements, is included in the annual report.


                                                                                             YEAR ENDED APRIL 30,

 CLASS A                                                                         1999       1998      1997      1996       1995
------------------------------------------------------------------------------------------------------------------------------------

PER-SHARE DATA ($)

 Net asset value, beginning of period                                           17.37      16.61     16.27      16.03      16.02

 Investment operations:  Investment income -- net                                 .85        .88       .94        .93        .94

                         Net realized and unrealized gain (loss) on investments   .17        .76       .34        .24        .04

 Total from investment operations                                                1.02       1.64      1.28       1.17        .98

 Distributions:          Dividends from investment income -- net                 (.85)      (.88)     (.94)      (.93)      (.94)

                         Dividends from net realized gain on investments         (.23)   (.00)(1)        --         --         --

                         Dividends in excess of net realized gain on investments   --         --        --         --      (.03)

 Total distributions                                                            (1.08)      (.88)     (.94)      (.93)      (.97)

 Net asset value, end of period                                                 17.31      17.37     16.61      16.27      16.03

 Total return (%)(2)                                                             5.98      10.05      8.02       7.32       6.39
------------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA

 Ratio of expenses to average net assets (%)                                      .92        .75       .39        .50        .39

 Ratio of net investment income to average net assets (%)                        4.83       5.10      5.67       5.58       5.93

 Decrease reflected in above expense ratios
 due to actions by the manager (%)                                                 --        .14       .55        .55        .55

 Portfolio turnover rate (%)                                                    30.19      21.25     45.29      50.06      21.60
------------------------------------------------------------------------------------------------------------------------------------

 Net assets, end of period ($ x 1,000)                                         71,612     65,086    61,099     61,149     62,428

(1)  AMOUNT REPRESENTS LESS THAN $.01 PER SHARE.          (2) EXCLUSIVE OF SALES LOAD.

                                                                                               YEAR ENDED APRIL 30,

 CLASS B                                                                         1999       1998       1997      1996       1995
------------------------------------------------------------------------------------------------------------------------------------

PER-SHARE DATA ($)

 Net asset value, beginning of period                                           17.37      16.60     16.27      16.03      16.02

 Investment operations:  Investment income -- net                                 .76        .79       .86        .84        .85

                         Net realized and unrealized gain (loss) on investments   .17        .77       .33        .24        .04

 Total from investment operations                                                 .93       1.56      1.19       1.08        .89

 Distributions:          Dividends from investment income -- net                 (.76)      (.79)     (.86)      (.84)      (.85)

                         Dividends from net realized gain on investments         (.23)   (.00)(1)        --         --         --

                         Dividends in excess of net realized gain on investments   --         --        --         --      (.03)

 Total distributions                                                             (.99)      (.79)     (.86)      (.84)      (.88)

 Net asset value, end of period                                                 17.31      17.37     16.60      16.27      16.03

 Total return (%)(2)                                                             5.44       9.56      7.41       6.77       5.83
------------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA

 Ratio of expenses to average net assets (%)                                     1.43       1.26       .90       1.01        .90

 Ratio of net investment income to average net assets (%)                        4.32       4.58      5.15       5.06       5.40

 Decrease reflected in above expense ratios
 due to actions by the manager (%)                                                 --        .14       .55        .55        .55

 Portfolio turnover rate (%)                                                    30.19      21.25     45.29      50.06      21.60
------------------------------------------------------------------------------------------------------------------------------------

 Net assets, end of period ($ x 1,000)                                         34,912     40,100    35,787     33,120     28,813

(1)  AMOUNT REPRESENTS LESS THAN $.01 PER SHARE.          (2) EXCLUSIVE OF SALES LOAD.




<PAGE 54>

                                                                                                    YEAR ENDED APRIL 30,

 CLASS C                                                                                  1999       1998      1997      1996(1)
------------------------------------------------------------------------------------------------------------------------------------

PER-SHARE DATA ($)

 Net asset value, beginning of period                                                      17.36     16.60      16.26      16.17

 Investment operations:  Investment income -- net                                            .72       .75        .81        .57

                         Net realized and unrealized gain (loss) on investments              .17       .76        .34        .09

 Total from investment operations                                                            .89      1.51       1.15        .66

 Distributions:          Dividends from investment income -- net                            (.72)     (.75)      (.81)      (.57)

                         Dividends from net realized gain on investments                    (.23)        --         --         --

 Total distributions                                                                        (.95)     (.75)      (.81)      (.57)

 Net asset value, end of period                                                            17.30     17.36      16.60      16.26

 Total return (%)(2)                                                                        5.19      9.22       7.18    5.64(3)
------------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA

 Ratio of expenses to average net assets (%)                                                1.66      1.54       1.17    1.21(3)

 Ratio of net investment income to average net assets (%)                                   4.06      4.24       4.83    4.55(3)

 Decrease reflected in above expense ratios
 due to actions by the manager (%)                                                            --       .11        .54     .52(3)

 Portfolio turnover rate (%)                                                               30.19     21.25      45.29      50.06
------------------------------------------------------------------------------------------------------------------------------------

 Net assets, end of period ($ x 1,000)                                                     3,188     1,996        674        166

(1)  FROM AUGUST 15, 1995 (COMMENCEMENT OF INITIAL OFFERING) TO APRIL 30, 1996.

(2)  EXCLUSIVE OF SALES LOAD.

(3)  ANNUALIZED.

Virginia Series

<PAGE 55>


MANAGEMENT

The investment adviser for the fund is The Dreyfus Corporation, 200 Park Avenue, New York, New York 10166. Founded in 1947, Dreyfus manages more than $120 billion in over 160 mutual fund portfolios. Dreyfus is the primary mutual fund business of Mellon Bank Corporation, a broad-based financial services company with a bank at its core. With more than $389 billion of assets under management and $1.9 trillion of assets under administration and custody, Mellon provides a full range of banking, investment and trust products and services to individuals, businesses and institutions. Mellon is headquartered in Pittsburgh, Pennsylvania.


For the past fiscal year, the fund paid Dreyfus a monthly management fee at the annual rate shown below as a percentage of each series' average daily net assets. These fees reflect any fee waivers or expense reimbursements that may have been in effect.


--------------------------------------------------------------------------------

                                                EFFECTIVE ANNUAL RATE OF

NAME OF SERIES                                     MANAGEMENT FEE PAID
--------------------------------------------------------------------------------

Connecticut                                                   0.55%

Florida                                                       0.55%

Georgia                                                       0.55%

Maryland                                                      0.55%

Massachusetts                                                 0.55%

Michigan                                                      0.55%

Minnesota                                                     0.55%


New Jersey                                                    0.55%



North Carolina                                                0.55%

Ohio                                                          0.55%

Pennsylvania                                                  0.55%


Texas                                                         0.48%


Virginia                                                      0.55%





Samuel J. Weinstock has managed the Connecticut series since August 1987 and has managed the Virginia series since August 1991. Mr. Weinstock has been employed by Dreyfus since March 1987.


Douglas J. Gaylor has managed the Florida series since August 1999 and has managed each of the Maryland series, Pennsylvania series and Texas series since he joined Dreyfus in January 1996. Prior to joining Dreyfus, Mr. Gaylor was a municipal portfolio manager at PNC Bank since 1993 and from 1989 to September 1993 was a municipal portfolio manager at Wilmington Trust Company.


A. Paul Disdier has managed the Georgia series since August 1999. Mr. Disdier has been employed by Dreyfus since February 1988.



W. Michael Petty has managed each of the Massachusetts series, Michigan series, Minnesota series, New Jersey series, North Carolina series, and Ohio series since August 1997. Mr. Petty has been employed by Dreyfus since June 1997. Prior to joining Dreyfus, Mr. Petty was vice president and portfolio manager of municipal bond funds at Merrill Lynch Asset Management, Inc. since 1992.

Dreyfus has a personal securities trading policy (the "Policy") which restricts the personal securities transactions of its employees. Its primary purpose is to ensure that personal trading by Dreyfus employees does not disadvantage any Dreyfus-managed fund. Dreyfus portfolio managers and other investment personnel who comply with the Policy's preclearance and disclosure procedures may be permitted to purchase, sell or hold certain types of securities which also may be or are held in the fund(s) they advise.

Concepts to understand

YEAR 2000 ISSUES: the fund could be adversely affected if the computer systems used by Dreyfus and the fund's other service providers do not properly process and calculate date-related information from and after January 1, 2000.

Dreyfus is working to avoid year 2000-related problems in its systems and to obtain assurances from other service providers that they are taking similar steps. In addition, issuers of securities in which the fund invests may be adversely affected by year 2000-related problems. This could have an impact on the value of the fund's investments and its share price.





<PAGE 56>

Your Investment

ACCOUNT POLICIES

THE DREYFUS PREMIER FUNDS are designed primarily for people who are investing through a third party, such as a bank, broker-dealer or financial adviser. Third parties with whom you open a fund account may impose policies, limitations and fees which are different from those described here.

YOU WILL NEED TO CHOOSE A SHARE CLASS before making your initial investment. In making your choice, you should weigh the impact of all potential costs over the length of your investment, including sales charges and annual fees. For example, in some cases, it can be more economical to pay an initial sales charge than to choose a class with no initial sales charge but higher annual fees and a contingent deferred sales charge (CDSC).

* CLASS A shares may be appropriate for investors who prefer to pay the fund's sales charge up front rather than upon the sale of their shares, want to take advantage of the reduced sales charges available on larger investments and/or have a longer-term investment horizon

* CLASS B shares may be appropriate for investors who wish to avoid a front-end sales charge, put 100% of their investment dollars to work immediately and/or have a longer-term investment horizon

* CLASS C shares may be appropriate for investors who wish to avoid a front-end sales charge, put 100% of their investment dollars to work immediately and/or have a shorter-term investment horizon

Your financial representative can help you choose the share class that is appropriate for you.

Reduced Class A sales charge

LETTER OF INTENT: lets you purchase Class A shares over a 13-month period and receive the same sales charge as if all shares had been purchased at once.

RIGHT OF ACCUMULATION: lets you add the value of any Class A, B or C shares in this fund or any other Dreyfus Premier fund sold with a sales load that you already own to the amount of your next Class A investment for purposes of calculating the sales charge.

CONSULT THE STATEMENT OF ADDITIONAL INFORMATION (SAI) OR YOUR FINANCIAL REPRESENTATIVE FOR MORE DETAILS.


Share class charges

EACH SHARE CLASS has its own fee structure. In some cases, you may not have to pay a sales charge to buy or sell shares. Consult your financial representative or the SAI to see if this may apply to you. Shareholders owning Class B shares on or prior to November 30, 1996 may be eligible for a lower CDSC.


--------------------------------------------------------------------------------

Sales charges

CLASS A -- CHARGED WHEN YOU BUY SHARES

                                                           Sales charge                          Sales charge
                                                           deducted as a %                       as a % of your
Your investment                                            of offering price                     net investment
--------------------------------------------------------------------------------------------------------------------
Up to $49,999                                              4.50%                                  4.70%

$50,000 -- $99,999                                         4.00%                                  4.20%

$100,000 -- $249,999                                       3.00%                                  3.10%

$250,000 -- $499,999                                       2.50%                                  2.60%

$500,000 -- $999,999                                       2.00%                                  2.00%

$1 million or more*                                        0.00%                                  0.00%


* A 1.00% CDSC may be charged on any shares sold within one year of purchase
(except shares bought through
dividend reinvestment).

-------------------------------------------------------------------------------

CLASS B -- CHARGED WHEN YOU SELL SHARES

                                    CDSC as a % of your initial
Time since you bought               investment or your redemption
the shares you are selling          (whichever is less)
--------------------------------------------------------------------------------

Up to 2 years                       4.00%

2 -- 4 years                        3.00%

4 -- 5 years                        2.00%

5 -- 6 years                        1.00%

More than 6 years                   Shares will automatically
                                    convert to Class A

Class B shares also carry an annual Rule 12b-1 fee of 0.50% of the class's average daily net assets.
--------------------------------------------------------------------------------

CLASS C -- CHARGED WHEN YOU SELL SHARES

A 1.00% CDSC is imposed on redemptions made within the first year of purchase. Class C shares also carry an annual Rule 12b-1 fee of 0.75% of the class's average daily net assets.


Your Investment




<PAGE 57>

ACCOUNT POLICIES (CONTINUED)

Buying shares


THE NET ASSET VALUE (NAV) of each class is generally calculated as of the close of trading on the New York Stock Exchange ("NYSE") (usually 4:00 p.m. Eastern time) every day the exchange is open. Your order will be priced at the next NAV calculated after your order is accepted by the fund's transfer agent or other authorized entity. Each series' investments are generally valued based on fair value as determined by an independent pricing service approved and supervised by the fund's board. Because each series seeks tax-exempt income, the series are not recommended for purchase in IRAs or other qualified plans.



ORDERS TO BUY AND SELL SHARES received by dealers by the close of trading on the NYSE and transmitted to the distributor or its designee by the close of its business day (normally 5:15 p.m. Eastern time) will be based on the NAV determined as of the close of trading on the NYSE that day.
--------------------------------------------------------------------------------

Minimum investments

                                   Initial            Additional
--------------------------------------------------------------------------------

REGULAR ACCOUNTS                   $1,000             $100; $500 FOR
                                                      TELETRANSFER INVESTMENTS

DREYFUS AUTOMATIC                  $100               $100
INVESTMENT PLANS

All investments must be in U.S. dollars. Third-party checks cannot be accepted. You may be charged a fee for any check that does not clear. Maximum TeleTransfer purchase is $150,000 per day

Concepts to understand

NET ASSET VALUE (NAV): the market value of one share, computed by dividing the total net assets of a fund or class by its shares outstanding. Each series' Class A shares are offered to the public at NAV plus a sales charge. Classes B and C are offered at NAV, but generally are subject to higher annual operating expenses and a CDSC.

Selling shares

YOU MAY SELL (REDEEM) SHARES AT ANY TIME through your financial representative, or you can contact the fund directly. Your shares will be sold at the next NAV calculated after your order is accepted by the fund's transfer agent or other authorized entity. Any certificates representing series shares being sold must be returned with your redemption request. Your order will be processed promptly, and you will generally receive the proceeds within a week.

TO KEEP YOUR CDSC AS LOW AS POSSIBLE, each time you request to sell shares we will first sell shares that are not subject to a CDSC, and then those subject to the lowest charge. The CDSC is based on the lesser of the original purchase cost or the current market value of the shares being sold, and is not charged on shares you acquired by reinvesting your dividends. There are certain instances when you may qualify to have the CDSC waived. Consult your financial representative or the SAI for details.

BEFORE SELLING OR WRITING A CHECK against recently purchased shares, please note that if the fund has not yet collected payment for the shares you are selling, it may delay sending the proceeds for up to eight business days or until it has collected payment.

Written sell orders

Some circumstances require written sell orders along with signature guarantees. These include:

* amounts of $1,000 or more on accounts whose address has been changed within the last 30 days

* requests to send the proceeds to a different payee or address

Written sell orders of $100,000 or more must also be signature guaranteed.

A SIGNATURE GUARANTEE helps protect against fraud. You can obtain one from most banks or securities dealers, but not from a notary public. For joint accounts, each signature must be guaranteed. Please call us to ensure that your signature guarantee will be processed correctly.






<PAGE 58>

General policies

UNLESS YOU DECLINE TELEPHONE PRIVILEGES on your application, you may be responsible for any fraudulent telephone order as long as Dreyfus takes reasonable measures to verify the order.

THE FUND RESERVES THE RIGHT TO:

* refuse any purchase or exchange request that could adversely affect the fund or its operations, including those from any individual or group who, in the fund's view, is likely to engage in excessive trading (usually defined as more than four exchanges out of the fund within a calendar year)

* refuse any purchase or exchange request in excess of 1% of a series' total assets

* change or discontinue its exchange privilege, or temporarily suspend this privilege during unusual market conditions

*    change its minimum investment amounts

* delay sending out redemption proceeds for up to seven days (generally applies only in cases of very large redemptions, excessive trading or during unusual market conditions)

The fund also reserves the right to make a "redemption in kind" -- payment in portfolio securities rather than cash -- if the amount you are redeeming is large enough to affect a series' operations (for example, if it represents more than 1% of a series' assets).

Small account policies

To offset the relatively higher costs of servicing smaller accounts, the fund charges regular accounts with balances below $2,000 an annual fee of $12. The fee will be imposed during the fourth quarter of each calendar year.

The fee will be waived for: any investor whose aggregate Dreyfus mutual fund investments total at least $25,000; accounts participating in automatic investment programs; accounts opened through a financial institution.

If your account falls below $500, the fund may ask you to increase your balance. If it is still below $500 after 30 days, the fund may close your account and send you the proceeds.

DISTRIBUTIONS AND TAXES

EACH SERIES GENERALLY PAYS ITS SHAREHOLDERS dividends from its net investment income once a month, and distributes any net capital gains it has realized once a year. Each share class of a series will generate a different dividend because each has different expenses. Your distributions will be reinvested in your series unless you instruct the fund otherwise. There are no fees or sales charges on reinvestments.

EACH SERIES ANTICIPATES that virtually all of its income dividends will be exempt from federal income tax and exempt also from the income tax of the state for which the series is named. However, any dividends paid from interest on taxable investments or short-term capital gains will be taxable as ordinary income. Any distributions of long-term capital gains will be taxable as such. The tax status of any distribution is the same regardless of how long you have been in the series and whether you reinvest your distributions or take them in cash. In general, distributions are federally taxable as follows:
--------------------------------------------------------------------------------

Taxability of distributions

Type of                       Tax rate for          Tax rate for

distribution                  15% bracket           28% bracket or above
--------------------------------------------------------------------------------

INCOME                        GENERALLY             GENERALLY
DIVIDENDS                     TAX EXEMPT            TAX EXEMPT

SHORT-TERM                    ORDINARY              ORDINARY
CAPITAL GAINS                 INCOME RATE           INCOME RATE

LONG-TERM
CAPITAL GAINS                 10%                   20%

Because everyone's tax situation is unique, always consult your tax professional about federal, state and local tax consequences.



Taxes on transactions


Except for tax-deferred accounts, any sale or exchange of series shares, including through the checkwriting privilege, may generate a tax liability. Of course, withdrawals or distributions from tax-deferred accounts are taxable when received.



The table above also can provide a guide for potential tax liability when selling or exchanging series shares. "Short-term capital gains" applies to series shares sold or exchanged up to 12 months after buying them. "Long-term capital gains" applies to shares sold or exchanged after 12 months.

Your Investment




<PAGE 59>

SERVICES FOR FUND INVESTORS


THE THIRD PARTY THROUGH WHOM YOU PURCHASE series shares may impose different restrictions on these services and privileges offered by the fund, or may not make them available at all. Consult your financial representative for more information on the availability of these services and privileges.



Automatic services

BUYING OR SELLING SHARES AUTOMATICALLY is easy with the services described below. With each service, you select a schedule and amount, subject to certain restrictions. You can set up most of these services with your application, or by calling your financial representative or 1-800-554-4611.
--------------------------------------------------------------------------------

For investing

DREYFUS AUTOMATIC               For making automatic investments
ASSET BUILDER((reg.tm))         from a designated bank account.

DREYFUS GOVERNMENT              For making automatic investments
DIRECT DEPOSIT                  from your federal employment,
PRIVILEGE                       Social Security or other regular
                                federal government check.

DREYFUS DIVIDEND                For automatically reinvesting the
SWEEP                           dividends and distributions from
                                one Dreyfus fund into another
                                (not available for IRAs).
--------------------------------------------------------------------------------

For exchanging shares

DREYFUS AUTO-                   For making regular exchanges
EXCHANGE PRIVILEGE              from one Dreyfus fund into
                                another.
--------------------------------------------------------------------------------

For selling shares

DREYFUS AUTOMATIC               For making regular withdrawals
WITHDRAWAL PLAN                 from most Dreyfus funds. There will  be no CDSC
                                on Class B shares, as long as the amounts withdrawn do not exceed 12% annually of the account value at the time the shareholder elects to participate in the plan.

Checkwriting privilege (Class A only)

YOU MAY WRITE REDEMPTION CHECKS against your account for Class A shares in amounts of $500 or more. These checks are free; however, a fee will be charged if you request a stop payment or if the transfer agent cannot honor a redemption check due to insufficient funds or another valid reason. Please do not postdate your checks or use them to close your account.

Exchange privilege

YOU CAN EXCHANGE SHARES WORTH $500 OR MORE from one class of a series into the same class of another Dreyfus Premier fund. You can request your exchange by contacting your financial representative. Be sure to read the current prospectus for any fund into which you are exchanging before investing. Any new account established through an exchange will generally have the same privileges as your original account (as long as they are available). There is currently no fee for exchanges, although you may be charged a sales load when exchanging into any fund that has a higher one.

TeleTransfer privilege

TO MOVE MONEY BETWEEN YOUR BANK ACCOUNT and your Dreyfus fund account with a phone call, use the TeleTransfer privilege. You can set up TeleTransfer on your account by providing bank account information and following the instructions on your application, or contacting your financial representative.

Reinvestment privilege

UPON WRITTEN REQUEST YOU CAN REINVEST up to the number of Class A or B shares you redeemed within 45 days of selling them at the current share price without any sales charge. If you paid a CDSC, it will be credited back to your account. This privilege may be used only once.

Account statements

EVERY FUND INVESTOR automatically receives regular account statements. You'll also be sent a yearly statement detailing the tax characteristics of any dividends and distributions you have received.





<PAGE 60>

INSTRUCTIONS FOR ACCOUNTS

   TO OPEN AN ACCOUNT

            In Writing

   Complete the application.

   Mail your application and a check to:
   Name of Fund

   P.O. Box 6587, Providence, RI 02940-6587
   Attn: Institutional Processing


TO ADD TO AN ACCOUNT

Fill out an investment slip, and write your account number on your check.

Mail the slip and a check to: Name of Fund

P.O. Box 6587, Providence, RI 02940-6587 Attn: Institutional Processing


           By Telephone

   WIRE  Have your bank send your
investment to The Bank of New York, with these instructions:

   * ABA# 021000018

   * DDA# (see below)

   * the fund and series names

   * the share class

   * your Social Security or tax ID number

   * name(s) of investor(s)

   * dealer number if applicable

   Call us to obtain an account number. Return your application with the account number on the application.

WIRE Have your bank send your investment to The Bank of New York, with these instructions:

* ABA# 021000018

* DDA# (see below)

* the fund and series names

* the share class

* your account number

* name(s) of investor(s)

* dealer number if applicable

ELECTRONIC CHECK  Same as wire, but insert "1111" before your account number.

TELETRANSFER Request TeleTransfer on your application. Call us to request your transaction.

           Automatically

   WITH AN INITIAL INVESTMENT  Indicate
on your application which automatic service(s) you want. Return your application with your investment.

ALL SERVICES Call us or your financial representative to request a form to add any automatic investing service (see "Services for Fund Investors"). Complete and return the form along with any other required materials.

TO SELL SHARES

Write a redemption check (Class A only) OR write a letter of instruction that includes:

* your name(s) and signature(s)

* your account number

* the fund and series names

* the dollar amount you want to sell

* how and where to send the proceeds

Obtain a signature guarantee or other  documentation, if required (see page 58)

Mail your request to: The Dreyfus Family of Funds P.O. Box 6587, Providence, RI 02940-6587 Attn: Institutional Processing

WIRE Call us or your financial representative to request your transaction. Be sure the fund has your bank account information on file. Proceeds will be wired to your bank.

TELETRANSFER Call us or your financial representative to request your transaction. Be sure the fund has your bank account information on file. Proceeds will be sent to your bank by electronic check.

CHECK Call us or your financial representative to request your transaction. A check will be sent to the address of record.

AUTOMATIC WITHDRAWAL PLAN Call us or your financial representative to request a form to add the plan. Complete the form, specifying the amount and frequency of withdrawals you would like.

Be sure to maintain an account balance of $5,000 or more.

To open an account, make subsequent investments or to sell shares, please contact your financial representative or call toll free in the U.S. 1-800-554-4611. Make checks payable to: THE DREYFUS FAMILY OF FUNDS.

SELECT THE APPROPRIATE DDA# FOR YOUR SERIES:

Connecticut                                 DDA# 8900119489

Florida                                     DDA# 8900119381

Georgia                                     DDA# 8900117087

Maryland                                    DDA# 8900119403

Massachusetts                               DDA# 8900119470

Michigan                                    DDA# 8900119411

Minnesota                                   DDA# 8900119438

New Jersey                                  DDA# 8900088389

North Carolina                              DDA# 8900208635

Ohio                                        DDA# 8900119446

Pennsylvania                                DDA# 8900119454

Texas                                       DDA# 8900119462

Virginia                                    DDA# 8900208678

Your Investment









<PAGE 61>

NOTES

Application page 1 here

Application page 2 here

NOTES

For More Information

Dreyfus Premier State

Municipal Bond Fund
--------------------------------------

SEC file number:  811-4906

More information on this fund is available free upon request, including the following:

Annual/Semiannual Report

Describes the fund's performance, lists portfolio holdings and contains a letter from the fund's manager discussing recent market conditions, economic trends and fund strategies that significantly affected the fund's performance during the last fiscal year.

Statement of Additional Information (SAI)

Provides more details about the fund and its policies. A current SAI is on file with the Securities and Exchange Commission (SEC) and is incorporated by reference (is legally considered part of this prospectus).

To obtain information:

BY TELEPHONE Call your financial representative or 1-800-554-4611

BY MAIL Write to: The Dreyfus Premier Family of Funds 144 Glenn Curtiss Boulevard Uniondale, NY 11556-0144

ON THE INTERNET Text-only versions of fund documents can be viewed online or downloaded from: http://www.sec.gov

You can also obtain copies by visiting the SEC's Public Reference Room in Washington, DC (phone 1-800-SEC-0330) or by sending your request and a duplicating fee to the SEC's Public Reference Section, Washington, DC 20549-6009.

(c) 1999 Dreyfus Service Corporation
PSTMB/P0999

                  DREYFUS PREMIER STATE MUNICIPAL BOND FUND

             o    Connecticut Series    o    Minnesota Series
             o    Florida Series        o    New Jersey Series
             o    Georgia Series        o    North Carolina Series
             o    Maryland Series       o    Ohio Series
             o    Massachusetts Series  o    Pennsylvania Series
             o    Michigan Series       o    Texas Series
                                        o    Virginia Series

                   CLASS A AND CLASS B AND CLASS C SHARES
                     STATEMENT OF ADDITIONAL INFORMATION

                              SEPTEMBER 1, 1999


     This Statement of Additional Information, which is not a prospectus, supplements and should be read in conjunction with the current Prospectus of the above-named series (each, a "Series") of Dreyfus Premier State Municipal Bond Fund (the "Fund"), dated September 1, 1999, as it may be revised from time to time. To obtain a copy of the Fund's Prospectus, please write to the Fund at 144 Glenn Curtiss Boulevard, Uniondale, New York 11556-0144 or call 1-800-554-4611.

     The Fund's most recent Annual Report and Semi-Annual Report to Shareholders are separate documents supplied with this Statement of Additional Information, and the financial statements, accompanying notes and report of independent auditors appearing in the Annual Report are incorporated by reference into this Statement of Additional Information.

                              TABLE OF CONTENTS
                                                             Page


Description of the Fund and Series                            B-3
Management of the Fund                                        B-24
Management Arrangements                                       B-32
How to Buy Shares                                             B-37
Distribution Plan and Shareholder Services Plan               B-43
How To Redeem Shares                                          B-45
Shareholder Services                                          B-50
Determination of Net Asset Value                              B-54
Dividends, Distributions and Taxes                            B-55
Portfolio Transactions                                        B-65
Performance Information                                       B-66
Information About the Fund                                    B-75
Counsel and Independent Auditors                              B-77
Appendix A                                                    B-78
Appendix B                                                    B-146




                     DESCRIPTION OF THE FUND AND SERIES

     The Fund is a Massachusetts business trust that was formed on September 19, 1986. The Fund is an open-end, management investment company, known as a municipal bond fund.

     The Dreyfus Corporation (the "Manager") serves as the Fund's investment adviser.

     Premier Mutual Fund Services, Inc. (the "Distributor") is the distributor of the Fund's shares.

Certain Portfolio Securities

     The following information supplements and should be read in conjunction with the Fund's Prospectus.

     Municipal Obligations. The Fund's investment objective is to maximize current income exempt from Federal income tax and, where applicable, from State income taxes for residents of the States of Connecticut, Florida, Georgia, Maryland, Massachusetts, Michigan, Minnesota, New Jersey, North Carolina, Ohio, Pennsylvania, Texas and Virginia, without undue risk. To accomplish the Fund's investment objective, each Series invests primarily in the debt securities of the State after which it is named, such State's political subdivisions, authorities and corporations, the interest from which is, in the opinion of bond counsel to the issuer, exempt from Federal and such State's personal income taxes (collectively, "State Municipal Obligations" or when the context so requires, "Connecticut Municipal Obligations," "Florida Municipal Obligations," "Georgia Municipal Obligations," "Maryland Municipal Obligations," etc.).

     Each Series will invest at least 80% of the value of its net assets (except when maintaining a temporary defensive position) in Municipal Obligations. Municipal Obligations are debt obligations issued by states, territories and possessions of the United States and the District of Columbia and their political subdivisions, agencies and instrumentalities, or multistate agencies or authorities, the interest from which, in the opinion of bond counsel to the issuer, is exempt from Federal income tax. Municipal Obligations generally include debt obligations issued to obtain funds for various public purposes as well as certain industrial development bonds issued by or on behalf of public authorities. Municipal Obligations are classified as general obligation bonds, revenue bonds and notes.
General obligation bonds are secured by the issuer's pledge of its faith, credit and taxing power for the payment of principal and interest. Revenue bonds are payable from the revenue derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise or other specific revenue source, but not from the general taxing power.
Tax exempt industrial development bonds, in most cases, are revenue bonds that do not carry the pledge of the credit of the issuing municipality, but generally are guaranteed by the corporate entity on whose behalf they are issued. Notes are short-term instruments which are obligations of the issuing municipalities or agencies and are sold in anticipation of a bond sale, collection of taxes or receipt of other revenues. Municipal Obligations include municipal lease/purchase agreements which are similar to installment purchase contracts for property or equipment issued by municipalities. Municipal Obligations bear fixed, floating or variable rates of interest, which are determined in some instances by formulas under which the Municipal Obligation's interest rate will change directly or inversely to changes in interest rates or an index, or multiples thereof, in many cases subject to a maximum and minimum. Certain Municipal Obligations are subject to redemption at a date earlier than their stated maturity pursuant to call options, which may be separated from the related Municipal Obligation and purchased and sold separately.

     The yields on Municipal Obligations are dependent on a variety of factors, including general economic and monetary conditions, money market factors, conditions in the Municipal Obligations market, size of a particular offering, maturity of the obligation and rating of the issue.

     Certain Tax Exempt Obligations. Each Series may purchase floating and variable rate demand notes and bonds, which are tax exempt obligations ordinarily having stated maturities in excess of one year, but which permit the holder to demand payment of principal at any time or at specified intervals. Variable rate demand notes include master demand notes which are obligations that permit the Series to invest fluctuating amounts, at varying rates of interest, pursuant to direct arrangements between the Series, as lender, and the borrower. These obligations permit daily changes in the amount borrowed. Because these obligations are direct lending arrangements between the lender and borrower, it is not contemplated that such instruments generally will be traded, and there generally is no established secondary market for these obligations, although they are redeemable at face value, plus accrued interest. Accordingly, where these obligations are not secured by letters of credit or other credit support arrangements, the Series' right to redeem is dependent on the ability of the borrower to pay principal and interest on demand. Each obligation purchased will meet the quality criteria established for the purchase of Municipal Obligations.

     Tax Exempt Participation Interests. Each Series may purchase from financial institutions participation interests in Municipal Obligations (such as industrial development bonds and municipal lease/purchase agreements). A participation interest gives the Series an undivided interest in the Municipal Obligation in the proportion that the Series' participation interest bears to the total principal amount of the Municipal Obligation. These instruments may have fixed, floating or variable rates of interest. If the participation interest is unrated or has been given a rating below that which otherwise is permissible for purchase by the Series, it will be backed by an irrevocable letter of credit or guarantee of a bank that the Fund's Board has determined meets prescribed quality standards for banks, or the payment obligation otherwise will be collateralized by U.S. Government securities. For certain participation interests, the Series will have the right to demand payment, on not more than seven days' notice, for all or any part of the Series' participation interest in the Municipal Obligation, plus accrued interest. As to these instruments, each Series intends to exercise its right to demand payment only upon a default under the terms of the Municipal Obligation, as needed to provide liquidity to meet redemptions, or to maintain or improve the quality of its investment portfolio.

     Municipal lease obligations or installment purchase contract obligations (collectively, "lease obligations") have special risks not ordinarily associated with Municipal Obligations. Although lease obligations do not constitute general obligations of the municipality for which the municipality's taxing power is pledged, a lease obligation ordinarily is backed by the municipality's covenant to budget for, appropriate, and make the payments due under the lease obligation. However, certain lease obligations contain "non-appropriation" clauses which provide that the municipality has no obligation to make lease or installment purchase payments in future years unless money is appropriated for such purpose on a yearly basis. Although "non-appropriation" lease obligations are secured by the leased property, disposition of the property in the event of foreclosure might prove difficult. The staff of the Securities and Exchange Commission currently considers certain lease obligations to be illiquid. Determination as to the liquidity of such securities is made in accordance with guidelines established by the Fund's Board. Pursuant to such guidelines, the Board has directed the Manager to monitor carefully each Series' investment in such securities with particular regard to: (1) the frequency of trades and quotes for the lease obligation; (2) the number of dealers willing to purchase or sell the lease obligation and the number of other potential buyers; (3) the willingness of dealers to undertake to make a market in the lease obligation; (4) the nature of the marketplace trades, including the time needed to dispose of the lease obligation, the method of soliciting offers and the mechanics of transfer; and (5) such other factors concerning the trading market for the lease obligation as the Manager may deem relevant. In addition, in evaluating the liquidity and credit quality of a lease obligation that is unrated, the Fund's Board has directed the Manager to consider: (a) whether the lease can be canceled;
(b) what assurance there is that the assets represented by the lease can be sold; (c) the strength of the lessee's general credit (e.g., its debt, administrative, economic, and financial characteristics); (d) the likelihood that the municipality will discontinue appropriating funding for the leased property because the property is no longer deemed essential to the operations of the municipality (e.g., the potential for an "event of nonappropriation"); (e) the legal recourse in the event of failure to appropriate; and (f) such other factors concerning credit quality as the Manager may deem relevant. A Series will not invest more than 15% of the value of its net assets in lease obligations that are illiquid and in other illiquid securities.



     Tender Option Bonds. Each Series may purchase tender option bonds. A tender option bond is a Municipal Obligation (generally held pursuant to a custodial arrangement) having a relatively long maturity and bearing interest at a fixed rate substantially higher than prevailing short-term tax exempt rates, that has been coupled with the agreement of a third party, such as a bank, broker-dealer or other financial institution, pursuant to which such institution grants the security holders the option, at periodic intervals, to tender their securities to the institution and receive the face value thereof. As consideration for providing the option, the financial institution receives periodic fees equal to the difference between the Municipal Obligation's fixed coupon rate and the rate, as determined by a remarketing or similar agent at or near the commencement of such period, that would cause the securities, coupled with the tender option, to trade at par on the date of such determination. Thus, after payment of this fee, the security holder effectively holds a demand obligation that bears interest at the prevailing short-term tax exempt rate. The Manager, on behalf of the Series, will consider on an ongoing basis the creditworthiness of the issuer of the underlying Municipal Obligation, of any custodian and of the third party provider of the tender option. In certain instances and for certain tender option bonds, the option may be terminable in the event of a default in payment of principal or interest on the underlying Municipal Obligation and for other reasons.

     A Series will purchase tender option bonds only when the Fund is satisfied that the custodial and tender option arrangements, including the fee payment arrangements, will not adversely affect the tax exempt status of the underlying Municipal Obligations and that payment of any tender fees will not have the effect of creating taxable income for the Series. Based on the tender option bond agreement, the Fund expects to be able to value the tender option bond at par; however, the value of the instrument will be monitored to assure that it is valued at fair value.

     Custodial Receipts. Each Series may purchase custodial receipts representing the right to receive certain future principal and interest payments on Municipal Obligations which underlie the custodial receipts. A number of different arrangements are possible. In a typical custodial receipt arrangement, an issuer or a third party owner of Municipal Obligations deposits such obligations with a custodian in exchange for two classes of custodial receipts. The two classes have different characteristics, but, in each case, payments on the two classes are based on payments received on the underlying Municipal Obligations. One class has the characteristics of a typical auction rate security, where at specified intervals its interest rate is adjusted, and ownership changes, based on an auction mechanism. This class's interest rate generally is expected to be below the coupon rate of the underlying Municipal Obligations and generally is at a level comparable to that of a Municipal Obligation of similar quality and having a maturity equal to the period between interest rate adjustments. The second class bears interest at a rate that exceeds the interest rate typically borne by a security of comparable quality and maturity; this rate also is adjusted, but in this case inversely to changes in the rate of interest of the first class. In no event will the aggregate interest paid with respect to the two classes exceed the interest paid by the underlying Municipal Obligations. The value of the second class and similar securities should be expected to fluctuate more than the value of a Municipal Obligation of comparable quality and maturity and their purchase by a Series should increase the volatility of its net asset value and, thus, its price per share. These custodial receipts are sold in private placements. Each Series also may purchase directly from issuers, and not in a private placement, Municipal Obligations having characteristics similar to custodial receipts. These securities may be issued as part of a multi-class offering and the interest rate on certain classes may be subject to a cap or floor.

     Stand-By Commitments. Each Series may acquire "stand-by commitments" with respect to Municipal Obligations held in its portfolio. Under a stand-by commitment, the Series obligates a broker, dealer or bank to repurchase, at the Series' option, specified securities at a specified price and, in this respect, stand-by commitments are comparable to put options. The exercise of a stand-by commitment, therefore, is subject to the ability of the seller to make payment on demand. The Series will acquire stand-by commitments solely to facilitate its portfolio liquidity and does not intend to exercise its rights thereunder for trading purposes. The Series may pay for stand-by commitments if such action is deemed necessary, thus increasing to a degree the cost of the underlying Municipal Obligation and similarly decreasing such security's yield to investors. Gains realized in connection with stand-by commitments will be taxable. Each Series also may acquire call options on specific Municipal Obligations. A Series generally would purchase these call options to protect the Series from the issuer of the related Municipal Obligation redeeming, or other holder of the call option from calling away, the Municipal Obligation before maturity. The sale by the Series of a call option that it owns on a specific Municipal Obligation could result in the receipt of taxable income by the Series.




     Ratings of Municipal Obligations. Each Series will invest at least 70% of the value of its net assets in Municipal Obligations which, in the case of bonds, are rated no lower than Baa by Moody's Investors Service, Inc. ("Moody's") or BBB by Standard & Poor's Ratings Group ("S&P") or Fitch IBCA, Inc. ("Fitch" and, together with Moody's and S&P, the "Rating Agencies"). Each Series may invest up to 30% of the value of its net assets in Municipal Obligations which, in the case of bonds, are rated lower than Baa by Moody's and BBB by S&P and Fitch and as low as the lowest rating assigned by a Rating Agency. Each Series also may invest in securities which, while not rated, are determined by the Manager to be of comparable quality to the rated securities in which the Series may invest; for purposes of the 70% requirement described in this paragraph, such unrated securities will be considered to have the rating so determined.



     The average distribution of investments (at value) in Municipal Obligations (including notes) by ratings for the fiscal year ended April 30, 1999, computed on a monthly basis, for each Series was as follows:


Fitch       or    Moody's     or    S&P          Connecticut    Florida       Georgia
                                                 Series         Series        Series
AAA               Aaa               AAA          30.3%          49.5%         76.2 %
AA                Aa                AA           26.4           12.6          13.2
A                 A                 A             5.0            6.4           -
BBB               Baa               BBB          24.9           14.0           8.4
BB                Ba                BB            2.1             .8            -
F-1               MIG 1/P-1         SP-1/A-1       .7            3.9           2.2
Not Rated         Not Rated         Not Rated    10.6(1)        12.8(2)         -
                                                100.0%        100.0%        100.0%



                                                 Maryland      Massachusetts   Michigan
Fitch     or      Moody's           S&P          Series        Series          Series
                  or
AAA               Aaa               AAA          29.8%         34.4%           52.4%
AA                Aa                AA           32.3          18.2            12.2
A                 A                 A            20.1          16.3            12.5
BBB               Baa               BBB          8.3           18.1            7.3
BB                Ba                BB           -             -               -
F-1               MIG 1/P-1         SP-1/A-1     1.2           1.4             1.7
Not Rated         Not Rated         Not Rated    8.3(3)       11.6(4)         13.9(5)
                                               100.0%        100.0%          100.0%


                                                             New           North
                                              Minnesota      Jersey        Carolina     Ohio
Fitch  or      Moody's    or    S&P           Series         Series        Series       Series

AAA            Aaa              AAA           50.8%          45.3%         26.9%        41.5 %
AA             Aa               AA            20.5            4.8          19.8         12.0
A              A                A             17.4            4.1          12.3         15.7
BBB            Baa              BBB            7.6           33.8          27.0         13.2
BB             Ba               BB            -                .5           -            9.7
F-1            MIG 1/P-1        SP-1/A-1       2.4            2.3          1.2          1.3
Not Rated      Not Rated        Not            1.3(6)         9.2(7)      12.8(8)       6.6(9)
                                Rated
                                             100.0%         100.0%       100.0%        100.0%


                                            Pennsylvania    Texas           Virginia
Fitch       or    Moody's   or   S&P        Series          Series          Series


AAA               Aaa            AAA        53.3 %          62.9%           16.0
                                                                              %
AA                Aa             AA         7.1              4.8             16.4
A                 A              A          16.4             13.3            21.1
BBB               Baa            BBB        10.0             14.3            18.6
BB                Ba             BB         -                 -               -
B                 B              B          -                  .5              -
F-1               MIG 1/P-1      P-1/A-1    1.1               2.3             .6
Not Rated         Not Rated      Not       12.1(10)           1.9(11)       27.3(12)
                                 Rated
                                          100.0%            100.0%         100.0%


1 Included in the Not Rated category are securities comprising 10.6% of the Series' market value which, while not rated, have been determined by the Manager to be of comparable quality to securities in the following rating categories: Aaa/AAA (2.3%), Aa/AA (2.1%), A/A (.4%), Baa/BBB (5.1%), Ba/BB (.1%) and B/B (.6%).


2 Included in the Not Rated category are securities comprising 12.8% of the Series' market value which, while not rated, have been determined by the Manager to be of comparable quality to securities in the following rating categories: Aaa/AAA (2.2%), A/A (.9%), Baa/BBB (4.1%), B/B (.2%), C/C (.4%) and D/D (5.0%).


3 Included in the Not Rated category are securities comprising 8.3% of the Series' market value which, while not rated, have been determined by the Manager to be of comparable quality to securities in the following rating categories: A/A (.3%), Baa/BBB (4.9%), Ba/BB (1.3%) and B (1.8%).


4 Included in the Not Rated category are securities comprising 11.6% of the Series' market value which, while not rated, have been determined by the Manager to be of comparable quality to securities in the following rated category: Aaa/AAA (3.4%) and Baa/BBB (8.2%).


5 Included in the Not Rated category are securities comprising 13.9% of the Series' market value which, while not rated, have been determined by the Manager to be of comparable quality to securities in the following rating categories: Aaa/AAA (5.4%), A/A (.8%), Baa/BBB (4.0%) and Ba/BB (3.7%).


6 Included in the Not Rated category are securities comprising 1.3% of the Series' market value which, while not rated, have been determined by the Manager to be of comparable quality to securities in the following rated category: Aa/AA (.2%), Baa/BBB (.5%), Ba/BB (.5%) and F-1/MIG1, P-1/SP-1, A-1 (.1%).


7 Included in the Not Rated category are securities comprising 9.2% of the Series' market value which, while not rated, have been determined by the Manager to be of comparable quality to securities in the following rated category: BBB (9.2%).


8 Included in the Not Rated category are securities comprising 12.8% of the Series' market value which, while not rated, have been determined by the Manager to be of comparable quality to securities in the following rated category: Aaa/AAA (5.3%), BBB (4.9%) and B (2.6%).


9 Included in the Not Rated category are securities comprising 6.6% of the Series' market value which, while not rated, have been determined by the Manager to be of comparable quality to securities in the following rating categories: Aaa/AAA (5.0%), Aa/AA (.1%), A/A (.3%), Baa/BBB (.9%) and Ba/BB (.3%).


10 Included in the Not Rated category are securities comprising 12.1% of the Series' market value which, while not rated, have been determined by the Manager to be of comparable quality to securities in the following rating categories: Aaa/AAA (2.0%), A/A (.6%), Baa/BBB (6.7%), Ba/BB (1.4%), B (1.2%) and Caa/CCC (.2%).


11 Included in the Not Rated category are securities comprising 1.9% of the Series' market value which, while not rated, have been determined by the Manager to be of comparable quality to securities in the following rating categories: Aaa/AAA (1.3%) and Baa/BBB (.6%).


12 Included in the Not Rated category are securities comprising 27.3% of the Series' market value which, while not rated, have been determined by the Manager to be of comparable quality to securities in the following rating categories: Aaa/AAA (8.1%), Baa/BBB (9.7%), Ba/BB (9.3%) and B (.2%).



     Subsequent to its purchase by a Series, an issue of rated Municipal Obligations may cease to be rated or its rating may be reduced below the minimum required for purchase by the Series. Neither event will require the sale of such Municipal Obligations by the Series, but the Manager will consider such event in determining whether the Series should continue to hold the Municipal Obligations. To the extent that the ratings given by the Rating Agencies for Municipal Obligations may change as a result of changes in such organizations or their rating systems, the Series will attempt to use comparable ratings as standards for its investments in accordance with the investment policies contained in the Prospectus and this Statement of Additional Information. The ratings of the Rating Agencies represent their opinions as to the quality of the Municipal Obligations which they undertake to rate. It should be emphasized, however, that ratings are relative and subjective and are not absolute standards of quality. Although these ratings may be an initial criterion for selection of portfolio investments, the Manager also will evaluate these securities and the creditworthiness of the issuers of such securities.



     Taxable Investments. From time to time, on a temporary basis other than for temporary defensive purposes (but not to exceed 20% of the value of a Series' net assets) or for temporary defensive purposes, each Series may invest in taxable short-term investments ("Taxable Investments") consisting of: notes of issuers having, at the time of purchase, a quality rating within the two highest grades of a Rating Agency; obligations of the U.S. Government, its agencies or instrumentalities; commercial paper rated not lower than P-1 by Moody's, A-1 by S&P or F-1 by Fitch; certificates of deposit of U.S. domestic banks, including foreign branches of domestic banks, with assets of $1 billion or more; time deposits; bankers' acceptances and other short-term bank obligations; and repurchase agreements in respect of any of the foregoing. Dividends paid by a Series that are attributable to income earned by the Series from Taxable Investments will be taxable to investors. See "Dividends, Distributions and Taxes." Except for temporary defensive purposes, at no time will more than 20% of the value of a Series' net assets be invested in Taxable Investments. When a Series has adopted a temporary defensive position, including when acceptable State Municipal Obligations are unavailable for investment by a Series, in excess of 35% of a Series' net assets may be invested in securities that are not exempt from Federal and, where applicable, State personal income taxes. Under normal market conditions, each Series anticipates that not more than 5% of the value of its total assets will be invested in any one category of Taxable Investments.


    Zero Coupon Securities. Each Series may invest in zero coupon securities which are debt securities issued or sold at a discount from their face value which do not entitle the holder to any periodic payment of interest prior to maturity or a specified redemption date (or cash payment date). The amount of the discount varies depending on the time remaining until maturity or cash payment date, prevailing interest rates, liquidity of the security and perceived credit quality of the issuer. Zero coupon securities also may take the form of debt securities that have been stripped of their unmatured interest coupons, the coupons themselves and receipts or certificates representing interest in such stripped debt obligations and coupons. The market prices of zero coupon securities generally are more volatile than the market prices of securities that pay interest periodically and are likely to respond to a greater degree to changes in interest rates than non-zero coupon securities having similar maturities and credit qualities.


     Illiquid Securities. Each Series may invest up to 15% of the value of its net assets in securities as to which a liquid trading market does not exist, provided such investments are consistent with the Series' investment objective. These securities may include securities that are not readily marketable, such as securities that are subject to legal or contractual restrictions on resale, and repurchase agreements providing for settlement in more than seven days after notice. As to these securities, the Series is subject to a risk that should the Series desire to sell them when a ready buyer is not available at a price that the Series deems representative of their value, the value of the Series' net assets could be adversely affected.



Investment Techniques

     The following information supplements and should be read in conjunction with the Fund's Prospectus. A Series' use of certain of the investment techniques described below may give rise to taxable income.

     Borrowing Money. Each Series is permitted to borrow to the extent permitted under the Investment Company Act of 1940, as amended (the "1940 Act"), which permits an investment company to borrow in an amount up to 33-1/3% of the value of its total assets. The Fund currently intends to borrow money only for temporary or emergency (not leveraging) purposes, in an amount up to 15% of the value of its total assets (including the amount borrowed) valued at the lesser of cost or market, less liabilities (not including the amount borrowed) at the time the borrowing is made. While borrowings exceed 5% of the value of a Series' total assets, the Series will not make any additional investments.

     Short Selling. Each Series may make short sales of securities. In these transactions, a Series sells a security it does not own in anticipation of a decline in the market value of the security. To complete the transaction, the Series must borrow the security to make delivery to the buyer. The Series is obligated to replace the security borrowed by purchasing it subsequently at the market price at the time of replacement. The price at such time may be more or less the price at which the security was sold by the Series, which would result in a loss or gain, respectively.

     Securities will not be sold short if, after effect is given to any such short sale, the total market value of all securities sold short would exceed 25% of the value of a Series' net assets. A Series may not make a short sale which results in the Series having sold short in the aggregate more than 5% of the outstanding securities of any class of an issuer.

     Each Series also may make short sales "against the box," in which the Series enters into a short sale of a security it owns. At no time will a Series have more than 15% of the value of its net assets in deposits on short sales against the box.

     Until the Series closes its short position or replaces the borrowed security, the Series will: (a) segregate permissible liquid assets in an amount that, together with the amount deposited with the broker as collateral, always equals the current value of the security sold short; or
(b) otherwise cover its short position.

     Lending Portfolio Securities. Each Series may lend securities from its portfolio to brokers, dealers and other financial institutions needing to borrow securities to complete certain transactions. The Series continues to be entitled to payments in amounts equal to the interest or other distributions payable on the loaned securities which affords the Series an opportunity to earn interest on the amount of the loan and on the loaned securities' collateral. Loans of portfolio securities may not exceed 33-1/3% of the value of the Series' total assets, and the Series will receive collateral consisting of cash, U.S. Government securities or irrevocable letters of credit which will be maintained at all times in an amount equal to at least 100% of the current market value of the loaned securities. Such loans are terminable at any time upon specified notice. The Series might experience risk of loss if the institution with which it has engaged in a portfolio loan transaction breaches its agreement with the Series. In connection with its securities lending transactions, the Series may return to the borrower or a third party which is unaffiliated with the Fund, and which is acting as a "placing broker," a part of the interest earned from the investment of collateral received for securities loaned.

     Derivatives. Each Series may invest in, or enter into, derivatives, such as options and futures, for a variety of reasons, including to hedge certain market risks, to provide a substitute for purchasing or selling particular securities or to increase potential income gain. Derivatives may provide a cheaper, quicker or more specifically focused way for the Series to invest than "traditional" securities would.

     Derivatives can be volatile and involve various types and degrees of risk, depending upon the characteristics of the particular derivative and the portfolio as a whole. Derivatives permit the Series to increase or decrease the level of risk, or change the character of the risk, to which its portfolio is exposed in much the same way as the Series can increase or decrease the level of risk, or change the character of the risk, of its portfolio by making investments in specific securities. However, derivatives may entail investment exposures that are greater than their cost would suggest, meaning that a small investment in derivatives could have a large potential impact on the Series' performance.

     If a Series invests in derivatives at inopportune times or judges market conditions incorrectly, such investments may lower the Series' return or result in a loss. A Series also could experience losses if its derivatives were poorly correlated with its other investments, or if the Series were unable to liquidate its position because of an illiquid secondary market. The market for many derivatives is, or suddenly can become, illiquid. Changes in liquidity may result in significant, rapid and unpredictable changes in the prices for derivatives.

     Although neither the Fund nor any Series will be a commodity pool, certain derivatives subject the Series to the rules of the Commodity Futures Trading Commission which limit the extent to which a Series can invest in such derivatives. A Series may invest in futures contracts and options with respect thereto for hedging purposes without limit. However, no Series may invest in such contracts and options for other purposes if the sum of the amount of initial margin deposits and premiums paid for unexpired options with respect to such contracts, other than for bona fide hedging purposes, exceeds 5% of the liquidation value of the Series' assets, after taking into account unrealized profits and unrealized losses on such contracts and options; provided, however, that in the case of an option that is in-the-money at the time of purchase, the in-the-money amount may be excluded in calculating the 5% limitation.

     Derivatives may be purchased on established exchanges or through privately negotiated transactions referred to as over-the-counter derivatives. Exchange-traded derivatives generally are guaranteed by the clearing agency which is the issuer or counterparty to such derivatives. This guarantee usually is supported by a daily variation margin system operated by the clearing agency in order to reduce overall credit risk. As a result, unless the clearing agency defaults, there is relatively little counterparty credit risk associated with derivatives purchased on an exchange. By contrast, no clearing agency guarantees over-the-counter derivatives. Therefore, each party to an over-the-counter derivative bears the risk that the counterparty will default. Accordingly, the Manager will consider the creditworthiness of counterparties to over-the-counter derivatives in the same manner as it would review the credit quality of a security to be purchased by the Series. Over-the-counter derivatives are less liquid than exchange-traded derivatives since the other party to the transaction may be the only investor with sufficient understanding of the derivative to be interested in bidding for it.

Futures Transactions--In General. Each Series may enter into futures contracts in U.S. domestic markets, such as the Chicago Board of Trade. Engaging in these transactions involves risk of loss to the Series which could adversely affect the value of the Series' net assets. Although each Series intends to purchase or sell futures contracts only if there is an active market for such contracts, no assurance can be given that a liquid market will exist for any particular contract at any particular time. Many futures exchanges and boards of trade limit the amount of fluctuation permitted in futures contract prices during a single trading day. Once the daily limit has been reached in a particular contract, no trades may be made that day at a price beyond that limit or trading may be suspended for specified periods during the trading day. Futures contract prices could move to the limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of futures positions and potentially subjecting the Series to substantial losses.

     Successful use of futures by a Series also is subject to the Manager's ability to predict correctly movements in the direction of the relevant market, and, to the extent the transaction is entered into for hedging purposes, to ascertain the appropriate correlation between the securities being hedged and the price movements of the futures contract. For example, if a Series uses futures to hedge against the possibility of a decline in the market value of securities held in its portfolio and the prices of such securities instead increase, the Series will lose part or all of the benefit of the increased value of securities which it has hedged because it will have offsetting losses in its futures positions. Furthermore, if in such circumstances the Series has insufficient cash, it may have to sell securities to meet daily variation margin requirements. A Series may have to sell such securities at a time when it may be disadvantageous to do so.

     Pursuant to regulations and/or published positions of the Securities and Exchange Commission, a Series may be required to segregate permissible liquid assets to cover its obligations relating to its transactions in derivatives. To maintain this required cover, the Series may have to sell portfolio securities at disadvantageous prices or times since it may not be possible to liquidate a derivative position at a reasonable price. In addition, the segregation of such assets will have the effect of limiting a Series' ability otherwise to invest those assets.

Specific Futures Transactions. Each Series may purchase and sell interest rate futures contracts. An interest rate future obligates the Series to purchase or sell an amount of a specific debt security at a future date at a specific price.

Options--In General. Each Series may purchase call and put options and write (i.e., sell) covered call and put option contracts with respect to interest rate futures contracts. A call option gives the purchaser of the option the right to buy, and obligates the writer to sell, the underlying security or securities at the exercise price at any time during the option period, or at a specific date. Conversely, a put option gives the purchaser of the option the right to sell, and obligates the writer to buy, the underlying security or securities at the exercise price at any time during the option period, or at a specific date.

     A covered call option written by a Series is a call option with respect to which the Series owns the underlying security or otherwise covers the transaction by segregating cash or other securities. A put option written by a Series is covered when, among other things, the Series segregates permissible liquid assets having a value equal to or greater than the exercise price of the option to fulfill the obligation undertaken. The principal reason for writing covered call and put options is to realize, through the receipt of premiums, a greater return than would be realized on the underlying securities alone. A Series receives a premium from writing covered call or put options which it retains whether or not the option is exercised.

     There is no assurance that sufficient trading interest to create a liquid secondary market on a securities exchange will exist for any particular option or at any particular time, and for some options no such secondary market may exist. A liquid secondary market in an option may cease to exist for a variety of reasons. In the past, for example, higher than anticipated trading activity or order flow, or other unforeseen events, at times have rendered certain of the clearing facilities inadequate and resulted in the institution of special procedures, such as trading rotations, restrictions on certain types of orders or trading halts or suspensions in one or more options. There can be no assurance that similar events, or events that may otherwise interfere with the timely execution of customers' orders, will not recur. In such event, it might not be possible to effect closing transactions in particular options. If, as a covered call option writer, a Series is unable to effect a closing purchase transaction in the secondary market, it will not be able to sell the underlying security until the option expires or it delivers the underlying security upon exercise or it otherwise covers its position.

     Successful use by a Series of options will be subject to the Manager's ability to predict correctly movements in interest rates. To the extent the Manager's predictions are incorrect, the Series may incur losses.

     Future Developments. A Series may take advantage of opportunities in the area of options and futures contracts and options on futures contracts and any other derivatives which are not presently contemplated for use by the Series or which are not currently available but which may be developed, to the extent such opportunities are both consistent with the Series' investment objective and legally permissible for the Series. Before entering into such transactions or making any such investment, the Fund will provide appropriate disclosure in its Prospectus or Statement of Additional Information.


     Forward Commitments. Each Series may purchase or sell Municipal Obligations and other securities on a forward commitment or when-issued basis, which means that delivery and payment take place a number of days after the date of the commitment to purchase. The payment obligation and the interest rate receivable on a forward commitment or when-issued security are fixed when the Series enters into the commitment, but the Series does not make payment until it receives delivery from the counterparty. The Series will commit to purchase such securities only with the intention of actually acquiring the securities, but the Series may sell these securities before the settlement date if it is deemed advisable. The Series will segregate permissible liquid assets at least equal at all times to the amount of the Series' purchase commitments.



     Municipal Obligations and other securities purchased on a forward commitment or when-issued basis are subject to changes in value (generally changing in the same way, i.e. appreciating when interest rates decline and depreciating when interest rates rise) based upon the public's perception of the creditworthiness of the issuer and changes, real or anticipated, in the level of interest rates. Securities purchased on a forward commitment or when-issued basis may expose the Series to risks because they may experience such fluctuations prior to their actual delivery. Purchasing securities on a forward commitment or when-issued basis can involve the additional risk that the yield available in the market when the delivery takes place actually may be higher than that obtained in the transaction itself. Purchasing securities on a forward commitment or when-issued basis when the Series is fully or almost fully invested may result in greater potential fluctuation in the value of the Series' net assets and its net asset value per share.

Investment Considerations and Risks

     Investing in Municipal Obligations. Each Series may invest more than 25% of the value of its total assets in Municipal Obligations which are related in such a way that an economic, business or political development or change affecting one such security also would affect the other securities; for example, securities the interest upon which is paid from revenues of similar types of projects. As a result, each Series may be subject to greater risk as compared to a fund that does not follow this practice.

     Certain municipal lease/purchase obligations in which the Series may invest may contain "non-appropriation" clauses which provide that the municipality has no obligation to make lease payments in future years unless money is appropriated for such purpose on a yearly basis. Although "non-appropriation" lease/purchase obligations are secured by the leased property, disposition of the leased property in the event of foreclosure might prove difficult. In evaluating the credit quality of a municipal lease/purchase obligation that is unrated, the Manager will consider, on an ongoing basis, a number of factors including the likelihood that the issuing municipality will discontinue appropriating funding for the leased property.

     Certain provisions in the Internal Revenue Code of 1986, as amended (the "Code"), relating to the issuance of Municipal Obligations may reduce the volume of Municipal Obligations qualifying for Federal tax exemption. One effect of these provisions could be to increase the cost of the Municipal Obligations available for purchase by the Series and thus reduce available yield. Shareholders should consult their tax advisers concerning the effect of these provisions on an investment in a Series. Proposals that may restrict or eliminate the income tax exemption for interest on Municipal Obligations may be introduced in the future. If any such proposal were enacted that would reduce the availability of Municipal Obligations for investment by a Series so as to adversely affect its shareholders, the Series would reevaluate its investment objective and policies and submit possible changes in the Series' structure to shareholders for their consideration. If legislation were enacted that would treat a type of Municipal Obligation as taxable, the Series would treat such security as a permissible Taxable Investment within the applicable limits set forth herein.

     Investing in State Municipal Obligations. You should consider carefully the special risks inherent in the purchase of shares of each Series resulting from its purchase of the respective State's Municipal Obligations. Certain of the States have experienced financial difficulties, the recurrence of which could result in defaults or declines in the market values of various Municipal Obligations in which such Series invests. If there should be a default or other financial crisis relating to a State or an agency or municipality thereof, the market value and marketability of outstanding State Municipal Obligations in a Series' portfolio and the interest income to the Series could be adversely affected.


     Connecticut Series. Connecticut's economy relies in part on activities that may be adversely affected by cyclical change. Connecticut's economy has improved since a recession in the early 1990s. The improvements have been primarily in non-manufacturing industries, whose employment has recovered most of the losses suffered during the recession. Manufacturing employment, however, has continued its downward trend. Despite the recession, the average per capita personal income of Connecticut residents has remained among the highest in the nation, and the State's financial performance has improved. After having accumulated a $965,712,000 unappropriated deficit as of June 30, 1991, the General Fund ran operating surpluses, based on the State's budgetary method of accounting, for each of the seven succeeding fiscal years since. However, the State's high level of tax-supported debt imposes a relatively significant burden on the State's revenue base. The State's general obligation bonds are rated AA by S&P, AA by Fitch, and Aa3 by Moody's. There can be no assurance that general economic difficulties or the financial circumstances of Connecticut or its towns and cities will not adversely affect the market value of their obligations or the ability of the obligors to pay debt service on such obligations.


     Florida Series. The Florida Constitution and Statutes mandate that the State budget as a whole, and each separate fund within the State budget, be kept in balance from currently available revenues each fiscal year. Florida's Constitution permits issuance of Florida Municipal Obligations pledging the full faith and credit of the State, with a vote of the electors, to finance or refinance fixed capital outlay projects authorized by the Legislature, provided that the outstanding principal does not exceed 50% of the total tax revenues of the State for the two preceding years. Florida's Constitution also provides that the Legislature shall appropriate monies sufficient to pay debt service on State bonds pledging the full faith and credit of the State as the same becomes due. All State tax revenues, other than trust funds dedicated by Florida's Constitution for other purposes, would be available for such an appropriation, if required.
Revenue bonds may be issued by the State or its agencies without a vote of Florida's electors only to finance or refinance the cost of State fixed capital outlay projects which may be payable solely from funds derived directly from sources other than State tax revenues. Fiscal year 1997-1998 total General Revenue and Working Capital Funds available are estimated to have been $19.789 billion, which resulted in estimated unencumbered reserves of $440.5 million at the end of fiscal 1997-1998. The General Revenue and Working Capital Funds ended the 1996-1997 fiscal year with unencumbered reserves of $440.5 million.


     Georgia Series. Georgia's Constitution limits appropriation of funds for any given fiscal year to the sum of the amount of unappropriated surplus expected to have accrued at the beginning of the fiscal year and an amount not greater than the total receipts anticipated, less refunds, as estimated. The State Constitution provides for supplementary appropriations in accordance with its provisions as well. Georgia's economy grew rapidly in the 1980s, resulting in a general fund reserve. As a result of a slowdown in the State's economy in the early 1990's, the general fund reserve was effectively eliminated. Beginning in Fiscal 1993, however, revenues once again began to exceed appropriations. The State's revenue shortfall reserve at the end of Fiscal 1998 was approximately $351 million. Revenues are estimated to exceed expenditures for Fiscal 1999.


     Maryland Series. The public indebtedness of the State of Maryland and its instrumentalities is divided into three basic types: general obligation bonds for capital improvements and for various State-sponsored projects to the payment of which the State ad valorem property tax is exclusively pledged; limited, special obligation bonds issued by the Maryland Department of Transportation for transportation purposes, payable primarily from specific, fixed-rate excise taxes and other revenues related mainly to highway use; and obligations issued by certain authorities payable solely from specific non-tax, enterprise fund revenues for which the State has no liability and has given no moral obligation assurance. The State and certain of its agencies also have entered into a variety of lease purchase agreements to finance the acquisition of capital assets. These lease agreements specify that payments thereunder are subject to annual appropriation by the General Assembly.


     Since at least the end of the Civil War, the State has paid the principal of and interest on its general obligation bonds when due. There is no general debt limit imposed by the State Constitution or public general laws, but the State Constitution does require the annual operating budget to be in balance with estimated revenues. Based on the information from the State's Official Statement dated February 24, 1999, the State's general fund balance on a budgetary basis was $419.8 million for the fiscal year ended June 30, 1998, is estimated to be $249.5 million for the fiscal year ended June 30, 1999, and is estimated to be $9.1 million for the fiscal year ended June 30, 2000. The balance in the Revenue Stabilization Fund of the State Reserve Fund was $617.9 million (7.7% of General Fund Revenues) for the fiscal year ended June 30, 1998, is estimated to be $646 million (7.8% of General Fund Revenues) for the fiscal year ended June 30, 1999, and is estimated to be $622 million (7.2% of General Fund Revenues) at June 30, 2000.


     Massachusetts Series. Massachusetts' economic and fiscal difficulties of recent years appear to have abated. Massachusetts ended each of the fiscal years 1994 through 1998 with a positive fiscal balance in its general operating funds, and expects to do so in fiscal year 1999.


     Michigan Series. Michigan's economy has been undergoing certain basic changes in its underlying structure. These changes reflect a diversifying economy which is less reliant on the automobile industry. As a result, it is anticipated that the State's economy in the future will be less susceptible to cyclical swings and more resilient when national downturns occur. The principal sectors of Michigan's diversifying economy are manufacturing of durable goods (including automobile and office equipment manufacturing), tourism and agriculture. Michigan's unemployment rate averaged 9.9% in 1985 and averaged 3.9% in 1998.


     Michigan ended fiscal years 1997-1998 on September 30, 1998 with a $1 billion balance in its budget stabilization fund.


     Minnesota Series. The structure of Minnesota's economy parallels the structure of the United States' economy as a whole when viewed at a highly aggregated level of detail. Diversity and a significant natural resource base are two important characteristics of the State's economy. However, the State of Minnesota experienced financial difficulties in the early 1980s because of a downturn in the State's economy resulting from the national recession. More recently, real growth has been equal to or greater than national growth.

     There can be no assurance that the financial problems referred to or similar future problems will not affect the market value or marketability of the Minnesota Municipal Obligations or the ability of the issuer thereof to pay interest or principal thereon.


     New Jersey Series. Although New Jersey enjoyed a period of economic growth with unemployment levels below the national average during the mid-1980s, its economy slowed down well before the onset of the national recession in July 1990. Reflecting the economic downturn, the State's unemployment rate rose from a low of 3.6% in the first quarter of 1989 to a recessionary peak of 8.4% during 1992. Since then, New Jersey's unemployment rate fell to an average of 6.2% during 1996. For the eight quarters following mid-1996, employment growth in New Jersey has ranged between 1.7% and 2.4%. As a result of New Jersey's fiscal weakness, in July 1991, S&P lowered its rating of the State's general obligation debt from AAA to AA+. As of June 30, 1997, S&P, Moody's and Fitch rated the State's long-term general obligations AA+, Aa1 and AA+, respectively.


     North Carolina Series. The economic profile of the State of North Carolina consists of a combination of agriculture, industry and tourism, with agriculture as the basic element in the economy. The poultry industry is the leading source of agricultural income in the State, accounting for 25% of gross agricultural income. The tobacco and pork industries also are significant sources of gross agricultural income.


     The North Carolina Constitution requires a balanced budget. In 1996, State voters approved a State Constitutional amendment to give the Governor the power to veto budgetary and certain other legislative actions.


     Ohio Series. The "non-manufacturing" sector employs approximately 80.0% of all non-agricultural payroll workers in Ohio. However, due to the continued importance of manufacturing industries (including auto-related manufacturing), economic activity in Ohio tends to be more cyclical than in some other states and in the nation as a whole. Although Ohio's economy has improved since the 1980-82 national recession, the State experienced an economic slowdown during its 1990-91 fiscal year, consistent with national economic conditions during that period. For Ohio's fiscal year ended June 30, 1998, the Ohio Office of Budget and Management reported positive $1.0844 billion and $1.649 billion ending fund and cash balances, respectively.
Each of the foregoing factors could have an effect on the market for issuers generally or may have the effect of impairing the ability of issuers to pay interest on, or repay principal of, Ohio Municipal Obligations.




     Pennsylvania Series. Pennsylvania has been historically identified as a heavy industry state although that reputation has recently changed as the coal, steel and railroad industries declined. A more diversified economy has developed in Pennsylvania as a long-term shift in jobs, investment and workers away from the northeast part of the nation took place. The major sources of growth currently are in the service sector, including trade, medical and health services, education and financial institutions. Pennsylvania is highly urbanized, with approximately 50% of the Commonwealth's total population contained in the metropolitan areas which include the cities of Philadelphia and Pittsburgh. The Commonwealth's adopted fiscal 1999-2000 General Fund budget provided for a decrease in taxes of over $400 million. As of June 30, 1998, the General Fund had a surplus of $772.4 million or 4.2% above the official estimate for the prior fiscal year.


     Texas Series. Economically and financially the State of Texas suffered significant damage during the 1980s from the continued depressed price of oil and gas and the overbuilding in the real estate market. The decline in oil prices, particularly since 1986, and the recession that followed have had a severe effect on the Texas banking and savings and loan industries, resulting in a number of closings among banks and savings and loans through the early 1990s. In recent years, however, the State's overall financial situation has improved significantly as Texas' economic growth has been outpacing that of the United States as a whole. In fiscal years 1994, 1995, 1996, 1997, and 1998, Texas' General Revenue Fund ended with cash surpluses of $2.225 billion, $2.101 billion, $2.270 billion, $2.685 billion, and $3.330 billion, respectively, marking eleven straight years that Texas has ended the fiscal year in the black.




     Virginia Series. Because of Northern Virginia, with its proximity to Washington, D.C., and Hampton Roads, which has the nation's largest concentration of military installations, the Federal government has a greater impact on Virginia relative to its size than any states other than Alaska and Hawaii. Virginia's economy has continued to grow over the last decade, and while per capita income has grown both faster and slower than the U.S. average from year to year during that period, per capita income continues to be above the national average. Virginia's unreserved General Fund balances have continued to grow in recent years from a low in 1991.
The Virginia Constitution requires a balanced budget and, since 1993, the funding of a Revenue Stabilization Fund. Current debt levels are well below limits established by the State Constitution.



     Zero Coupon Securities. Each Series may invest in zero coupon securities and pay-in-kind bonds (bonds which pay interest through the issuance of additional bonds). Federal income tax law requires the holder of a zero coupon security or of certain pay-in-kind bonds to accrue income with respect to these securities prior to the receipt of cash payments. To maintain its qualification as a regulated investment company and avoid liability for Federal income taxes, a Series may be required to distribute such income accrued with respect to these securities and may have to dispose of portfolio securities under disadvantageous circumstances in order to generate cash to satisfy these distribution requirements.

     Lower Rated Bonds. Each Series may invest up to 30% of the value of its net assets in higher yielding (and, therefore, higher risk) debt securities such as those rated Ba by Moody's or BB by S&P or Fitch or as low as the lowest rating assigned by the Rating Agencies (commonly known as junk bonds). They may be subject to certain risks with respect to the issuing entity and to greater market fluctuations than certain lower yielding, higher rated Municipal Obligations. See "Appendix B" for a general description of the Rating Agencies' ratings of Municipal Obligations. Although ratings may be useful in evaluating the safety of interest and principal payments, they do not evaluate the market value risk of these bonds. A Series will rely on the Manager's judgment, analysis and experience in evaluating the creditworthiness of an issuer.

     You should be aware that the market values of many of these bonds tend to be more sensitive to economic conditions than are higher rated securities and will fluctuate over time. These bonds generally are considered by the Rating Agencies to be, on balance, predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation and generally will involve more credit risk than securities in the higher rating categories.

     Because there is no established retail secondary market for many of these securities, the Fund anticipates that such securities could be sold only to a limited number of dealers or institutional investors. To the extent a secondary trading market for these bonds does exist, it generally is not as liquid as the secondary market for higher rated securities. The lack of a liquid secondary market may have an adverse impact on market price and yield and the Series' ability to dispose of particular issues when necessary to meet the Series' liquidity needs or in response to a specific economic event such as a deterioration in the creditworthiness of the issuer. The lack of a liquid secondary market for certain securities also may make it more difficult for the Series to obtain accurate market quotations for purposes of valuing the Series' portfolio and calculating its net asset value. Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the values and liquidity of these securities. In such cases, judgment may play a greater role in valuation because less reliable objective data may be available.

     These bonds may be particularly susceptible to economic downturns. It is likely that any economic recession would disrupt severely the market for such securities and may have an adverse impact on the value of such securities, and could adversely affect the ability of the issuers of such securities to repay principal and pay interest thereon which would increase the incidence of default for such securities.

     The Series may acquire these bonds during an initial offering. Such securities may involve special risks because they are new issues. The Fund has no arrangement with any person concerning the acquisition of such securities, and the Manager will review carefully the credit and other characteristics pertinent to such new issues.

     The credit risk factors pertaining to lower rated securities also apply to lower rated zero coupon bonds and pay-in-kind bonds, in which each Series may invest up to 5% of its total assets. Zero coupon bonds and pay-in-kind bonds carry an additional risk in that, unlike bonds which pay interest throughout the period to maturity, the Series will realize no cash until the cash payment date unless a portion of such securities are sold and, if the issuer defaults, the Series may obtain no return at all on its investment. See "Dividends, Distributions and Taxes."

     Simultaneous Investments. Investment decisions for a Series are made independently from those of the other Series and investment companies advised by the Manager. If, however, such other Series or investment companies desire to invest in, or dispose of, the same securities as a Series, available investments or opportunities for sales will be allocated equitably to each. In some cases, this procedure may adversely affect the size of the position obtained for or disposed of by a Series or the price paid or received by a Series.

Investment Restrictions

     Each Series' investment objective is a fundamental policy, which cannot be changed as to a Series without approval by the holders of a majority (as defined in the 1940 Act) of such Series' outstanding voting shares. In addition, each Series has adopted investment restrictions numbered 1 through 9 as fundamental policies. Investment restrictions numbered 10 and 11 are not fundamental policies and may be changed by a vote of a majority of the Fund's Board members at any time. No Series may:

     1. Purchase securities other than Municipal Obligations and Taxable Investments as those terms are defined above and in the Prospectus and those arising out of transactions in futures and options.

     2. Borrow money, except to the extent permitted under the 1940 Act (which currently limits borrowing to no more than 33-1/3% of the value of the Series' total assets). Transactions in futures and options and the entry into short sales transactions do not involve any borrowing for purposes of this restriction.

     3. Purchase securities on margin, but may make margin deposits in connection with transactions in futures, including those related to indices, and options on futures or indices.

     4. Underwrite the securities of other issuers, except that the Series may bid separately or as part of a group for the purchase of Municipal Obligations directly from an issuer for its own portfolio to take advantage of the lower purchase price available, and except to the extent the Series may be deemed an underwriter under the Securities Act of 1933, as amended, by virtue of disposing of portfolio securities.

     5. Purchase or sell real estate, real estate investment trust securities, commodities or commodity contracts, or oil and gas interests, but this shall not prevent the Fund from investing in Municipal Obligations secured by real estate or interests therein, or prevent the Fund from purchasing and selling futures contracts, including those related to indices, and options on futures contracts or indices.

     6. Make loans to others except through the purchase of qualified debt obligations and the entry into repurchase agreements referred to above and in the Fund's Prospectus; however, the Fund may lend each Series' portfolio securities in an amount not to exceed 33-1/3% of the value of the Series' total assets. Any loans of portfolio securities will be made according to guidelines established by the Securities and Exchange Commission and the Fund's Board.

     7. Invest more than 25% of its total assets in the securities of issuers in any single industry; provided that there shall be no such limitation on the purchase of Municipal Obligations and, for temporary defensive purposes, obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities.

     8.   Invest in companies for the purpose of exercising control.

     9. Invest in securities of other investment companies, except as they may be acquired as part of a merger, consolidation or acquisition of assets.

     10. Pledge, hypothecate, mortgage or otherwise encumber its assets, except to the extent necessary to secure permitted borrowings. The deposit of assets in escrow in connection with the writing of covered put and call options and the purchase of securities on a when-issued or delayed-delivery basis and collateral arrangements with respect to initial or variation margin for futures contracts and options on futures contracts or indices will not be deemed to be pledges of assets.

     11. Enter into repurchase agreements providing for settlement in more than seven days after notice or purchase securities which are illiquid (which securities could include participation interests that are not subject to the demand feature described in the Fund's Prospectus and floating and variable rate demand obligations as to which the Fund cannot exercise the demand feature described in the Fund's Prospectus on not more than seven days' notice if there is no secondary market), if, in the aggregate, more than 15% of the value of the Series' net assets would be so invested.

     For purposes of Investment Restriction No. 7, industrial development bonds, where the payment of principal and interest is the ultimate responsibility of companies within the same industry, are grouped together as an "industry."

     If a percentage restriction is adhered to at the time of investment, a later increase in percentage resulting from a change in values or assets will not constitute a violation of such restriction.

     While not a fundamental policy, the Texas Series will not invest in real estate limited partnerships.


                           MANAGEMENT OF THE FUND

     The Fund's Board is responsible for the management and supervision of the Fund. The Board approves all significant agreements between the Fund and those companies that furnish services to the Fund. These companies are as follows:

     The Dreyfus Corporation                 Investment Adviser
     Premier Mutual Fund Services, Inc.      Distributor
     Dreyfus Transfer, Inc.                  Transfer Agent
     The Bank of New York                    Custodian

     Board members of the Fund, together with information as to their principal business occupations during at least the last five years, are shown below.

Board Members of the Fund


JOSEPH S. DiMARTINO, Chairman of the Board. Since January 1995, Chairman of the Board of various funds in the Dreyfus Family of Funds. He also is a director of The Noel Group, Inc., a venture capital company (for which, from February 1995 until November 1997, he was Chairman of the Board), The Muscular Dystrophy Association, HealthPlan Services Corporation, a provider of marketing, administrative and risk management services to health and other benefit programs, Carlyle Industries, Inc. (formerly, Belding Heminway Company, Inc.), a button packager and distributor, Century Business Services, Inc., a provider of various outsourcing functions for small and medium sized companies, and Career Blazers, Inc. (formerly, Staffing Resources, Inc.), a temporary placement agency. For more than five years prior to January 1995, he was President, a director and, until August 1994, Chief Operating Officer of the Manager and Executive Vice President and a director of Dreyfus Service Corporation, a wholly-owned subsidiary of the Manager and, until August 24, 1994, the Fund's distributor. From August 1994 until December 31, 1994, he was a director of Mellon Bank Corporation. He is 55 years old and his address is 200 Park Avenue, New York, New York 10166.


CLIFFORD L. ALEXANDER, JR., Board Member.  President of Alexander &
     Associates, Inc., a management consulting firm. From 1977 to 1981, Mr. Alexander served as Secretary of the Army and Chairman of the Board of the Panama Canal Company, and from 1975 to 1977, he was a member of the Washington, D.C. law firm of Verner, Liipfert, Bernhard, McPherson and Alexander. He is a director of American Home Products Corporation, IMS Health, a service provider of marketing information and information technology, The Dun & Bradstreet Corporation, MCI WorldCom and Mutual of America Life Insurance Company. He is 65 years old and his address is 400 C Street, N.E., Washington, D.C. 20002.


PEGGY C. DAVIS, Board Member.  Shad Professor of Law, New York University
     School of Law. Professor Davis has been a member of the New York University law faculty since 1983. Prior to that time, she served for three years as a judge in the courts of New York State; was engaged for eight years in the practice of law, working in both corporate and non-profit sectors; and served for two years as a criminal justice administrator in the government of the City of New York. She writes and teaches in the fields of evidence, constitutional theory, family law, social sciences and the law, legal process and professional methodology and training. She is 56 years old and her address is c/o New York University School of Law, 40 Washington Square South, New York, New York 10012.


ERNEST KAFKA, Board Member. A physician engaged in private practice specializing in the psychoanalysis of adults and adolescents. Since 1981, he has served as an Instructor at the New York Psychoanalytic Institute and, prior thereto, held other teaching positions. He is Associate Clinical Professor of Psychiatry at Cornell Medical School. For more than the past five years, Dr. Kafka has held numerous administrative positions, including President of the NY Psychoanalytic Society, and has published many articles on subjects in the field of psychoanalysis. He is 66 years old and his address is 23 East 92nd Street, New York, New York 10128.


SAUL B. KLAMAN, Board Member.  Chairman and Chief Executive Officer of SBK
     Associates, which provides research and consulting services to financial institutions. Dr. Klaman was President of the National Association of Mutual Savings Banks until November 1983, President of the National Council of Savings Institutions until June 1985, Vice Chairman of Golembe Associates and BEI Golembe, Inc. until 1989, and Chairman Emeritus of BEI Golembe, Inc. until November 1992. He also served as an Economist to the Board of Governors of the Federal Reserve System and on several Presidential Commissions, and has held numerous consulting and advisory positions in the fields of economics and housing finance. He is 79 years old and his address is 431-B Dedham Street, The Gables, Newton Center, Massachusetts 02159.


NATHAN LEVENTHAL, Board Member.  President of Lincoln Center for the
     Performing Arts, Inc. Mr. Leventhal was Deputy Mayor for Operations of New York City from September 1979 to March 1984 and Commissioner of the Department of Housing Preservation and Development of New York City from February 1978 to September 1979. Mr. Leventhal was an associate and then a member of the New York law firm of Poletti Freidin Prashker Feldman and Gartner from 1974 to 1978. He was Commissioner of Rent and Housing Maintenance for New York City from 1972 to 1973. Mr. Leventhal also served as Chairman of Citizens Union, an organization which strives to reform and modernize city and state governments from June 1994 to June 1997. He is 56 years old and his address is 70 Lincoln Center Plaza, New York, New York 10023-6583.



     The Fund has a standing nominating committee comprised of its Board members who are not "interested persons" of the Fund, as defined in the 1940 Act. The function of the nominating committee is to select and nominate all candidates who are not "interested persons" of the Fund for election to the Fund's Board.



     The Fund typically pays its Board members an annual retainer and a per meeting fee and reimburses them for their expenses. The Chairman of the Board receives an additional 25% of such compensation. Emeritus Board members are entitled to receive an annual retainer and a per meeting fee of one-half the amount paid to them as Board members. The aggregate amount of compensation paid to each Board member by the Fund for the fiscal year ended April 30, 1999, and, by all funds in the Dreyfus Family of Funds for which such person was a Board member (the number of which is set forth in parenthesis next to each Board member's total compensation)* during the year ended December 31, 1998, was as follows:


                                             Total
                        Aggregate            Compensation
Name of Board           Compensation from    from Fund and
Member                  Fund**               Fund Complex
                                             Paid to
                                             Board Member


Joseph S. DiMartino     $5,000               $619,660 (187)

Clifford L. Alexander,  $4,000               $ 80,918 (38)
Jr.

Peggy C. Davis          $4,000               $ 64,000 (31)

Ernest Kafka            $3,750               $ 57,500 (31)

Saul B. Klaman          $4,000               $ 64,000 (31)

Nathan Leventhal        $4,000               $ 64,000 (31)



* Represents the number of separate portfolios comprising the investment companies in the Fund Complex, including the Series, for which the Board member serves.


** Amount does not include reimbursed expenses for attending Board meetings, which amounted to $4,421 for all Board members as a group.


Officers of the Fund


MARIE E. CONNOLLY, President and Treasurer.  President, Chief Executive
     Officer, Chief Compliance Officer and a director of the Distributor and Funds Distributor, Inc. ("FDI"), the ultimate parent of which is Boston Institutional Group, Inc., and an officer of other investment companies advised or administered by the Manager. She is 42 years old.


MARGARET W. CHAMBERS, Vice President and Secretary. Senior Vice President and General Counsel of FDI, and an officer of other investment companies advised or administered by the Manager. From August 1996 to March 1998, she was Vice President and Assistant General Counsel for Loomis, Sayles & Company, L.P. From January 1986 to July 1996, she was an associate with the law firm of Ropes & Gray. She is 39 years old.


*FREDERICK C. DEY, Vice President, Assistant Treasurer and Assistant
     Secretary. Vice President, New Business Development of FDI since September 1994, and an officer of other investment companies advised or administered by the Manager. He is 37 years old.


STEPHANIE D. PIERCE, Vice President, Assistant Secretary and Assistant
     Treasurer. Vice President of the Distributor and FDI, and an officer of other investment companies advised or administered by the Manager. From April 1997 to March 1998, she was employed as a Relationship Manager with Citibank, N.A. From August 1995 to April 1997, she was an Assistant Vice President with Hudson Valley Bank, and from September 1990 to August 1995, she was Second Vice President with Chase Manhattan Bank. She is 31 years old.


*JOHN P. COVINO, Vice President and Assistant Treasurer.  Vice President and
     Treasury Group Manager of Treasury Servicing and Administration of FDI since December 1998. From December 1995 to November 1998, he was employed by Fidelity Investments where he held multiple positions in their Institutional Brokerage Group. Prior to joining Fidelity, he was employed by SunGard Brokerage Systems where he was responsible for the technology and development of the accounting product group. He is 35 years old.


MARY A. NELSON, Vice President and Assistant Treasurer. Vice President of the Distributor and FDI, and an officer of other investment companies advised or administered by the Manager. She is 35 years old.


*GEORGE A. RIO, Vice President and Assistant Treasurer.  Executive Vice
     President and Client Service Director of FDI, and an officer of other investment companies advised or administered by the Manager. From June 1995 to March 1998, he was Senior Vice President and Senior Key Account Manager for Putnam Mutual Funds. From May 1994 to June 1995, he was Director of Business Development for First Data Corporation. He is 44 years old.


JOSEPH F. TOWER, III, Vice President and Assistant Treasurer.  Senior Vice
     President, Treasurer, Chief Financial Officer and a director of the Distributor and FDI, and an officer of other investment companies advised or administered by the Manager. From July 1988 to August 1994, he was employed by The Boston Company, Inc. where he held various management positions in the Corporate Finance and Treasury areas. He is 37 years old.


DOUGLAS C. CONROY, Vice President and Assistant Secretary.  Assistant Vice
     President of FDI, and an officer of other investment companies advised or administered by the Manager. From April 1993 to January 1995, he was a Senior Fund Accountant for Investors Bank & Trust Company. He is 30 years old.


*KAREN JACOPPO-WOOD, Vice President and Assistant Secretary. Vice President and Senior Counsel of FDI since February 1997, and an officer of other investment companies advised or administered by the Manager. From June 1994 to January 1996, she was Manager of SEC Registration at Scudder, Stevens & Clark, Inc. She is 32 years old.


CHRISTOPHER J. KELLEY, Vice President and Assistant Secretary.  Vice
     President and Senior Associate General Counsel of FDI, and an officer of other investment companies advised or administered by the Manager. From April 1994 to July 1996, he was Assistant Counsel at Forum Financial Group. From October 1992 to March 1994, he was employed by Putnam Investments in legal and compliance capacities. He is 34 years old.


KATHLEEN K. MORRISEY, Vice President and Assistant Secretary.  Manager of
     Treasury Services Administration of FDI, and an officer of other investment companies advised or administered by the Manager. From July 1994 to November 1995, she was a Fund Accountant for Investors Bank & Trust Company. She is 27 years old.


ELBA VASQUEZ, Vice President and Assistant Secretary.  Assistant Vice
     President of FDI, and an officer of other investment companies advised or administered by the Manager. From March 1990 to May 1996, she was employed by U.S. Trust Company of New York where she held various sales and marketing positions. She is 38 years old.



     The address of each officer of the Fund is 200 Park Avenue, New York, New York 10166, except those officers indicated by an (*), whose address is 60 State Street, Boston, Massachusetts 02109.


     The Fund's Board members and officers, as a group, owned less than 1% of the Fund's voting securities outstanding on August 11, 1999.


     As of August 11, 1999, the following persons owned of record 5% or more of the indicated Series' outstanding shares of beneficial interest:




Class A Shares:

Connecticut Series -     Merrill Lynch Pierce Fenner & Smith, Jacksonville, FL - 9.40%;

Florida Series -         Merrill Lynch Pierce Fenner & Smith, Jacksonville, FL -5.31%;

Georgia Series -         None;

Maryland Series -        Merrill Lynch Pierce Fenner & Smith, Jacksonville, FL -5.63%;

Massachusetts Series -   None;


Michigan Series -        Merrill Lynch Pierce Fenner & Smith, Jacksonville, FL -10.29%;

Minnesota Series -       None;

New Jersey Series -      Bernard and Rhoda Stern, Cranbury, NJ - 7.37%;

North Carolina Series -  None;


Ohio Series -            None;

Pennsylvania
  Series -               First Union Brokerage Services Mary Alice Morrisey and
                         James D. Morrisey, Huntingdon Valley, PA - 5.81%;

Texas Series -           None;

Virginia Series -        Merrill Lynch Pierce Fenner & Smith, Jacksonville, FL -7.45%.

Class B Shares:

Connecticut Series -     Merrill Lynch Pierce Fenner & Smith, Jacksonville, FL - 9.49%;

Florida Series -         Merrill Lynch Pierce Fenner & Smith, Jacksonville, FL -13.63%;
                         Rose S. Miller Living Trust Rose S. Miller TTEE, Boca Raton, FL - 5.83%;

Georgia Series -         Merrill Lynch Pierce Fenner & Smith, Jacksonville, FL -23.96%;
                         FUBS & CO. FEBO Franzier Watson Franklin and Betty C.  Franklin, Smyrna,
                         GA - 8.67%; Brian O Jordan and Pamela B.  Jordan JTWROS, Alpharetta, GA -
                         6.49%; BHC Securities, Inc., Philadelphia, PA - 5.86%;

Maryland Series -        Merrill Lynch Pierce Fenner & Smith, Jacksonville, FL -12.09%;

Massachusetts Series -   Merrill Lynch Pierce Fenner & Smith, Jacksonville, FL - 7.21%;

Michigan Series -        Merrill Lynch Pierce Fenner & Smith, Jacksonville, FL -16.49%;

Minnesota Series -       None;

New Jersey Series -      NFSC FEBO Lakeview Developers LTD, Fort Lee, NJ -
                         10.13%; Merrill Lynch Pierce Fenner & Smith, Jacksonville,
                         FL - 9.59%;

North Carolina Series -  Merrill Lynch Pierce Fenner & Smith, Jacksonville, FL - 5.13%;

Ohio Series -            None;

Pennsylvania Series -    Merrill Lynch Pierce Fenner & Smith, Jacksonville, FL - 5.29%;

Texas Series -           Merrill Lynch Pierce Fenner & Smith, Jacksonville, FL - 6.03%;

Virginia Series -        Merrill Lynch Pierce Fenner & Smith, Jacksonville, FL -14.58%.

Class C Shares:

Connecticut Series -     Merrill Lynch Pierce Fenner & Smith, Jacksonville, FL - 14.91%; Painewebber for the Benefit of Michael N.
                         Haines and Joanne Haines JTWROS, Norwalk, CT - 5.83%;

Florida Series -         Merrill Lynch Pierce Fenner & Smith, Jacksonville, FL -30.84%; Painewebber for the Benefit of Christine
                         Hassuk Rev Liv Trust Christine Hassuk TTEE, N. Miami Beach, FL -
                         12.99%; Painewebber for the Benefit of Hildred Levine TTEE Hildred Levine Revocable Trust, Delray Beach,
                         FL -6.71%; Painewebber for the Benefit of Maynard D. Hellman EXEC
                         Estate of Florence Hellman, Rochester, NY - 6.43%; Wachovia Securities, Inc., Winston - Salem, NC -6.39%;
                         Painewebber for the Benefit of Bridleway Partners, Boca Raton, FL -
                         6.33%; PaineWebber for the Benefit of Hildred Levine and Howard Eichenbaum TTEES, Delray Beach, FL -
                         5.89%;

Georgia Series -         Martha S. Stephenson TTEE Elissa Claire Stephenson
                         IRREV Trust, Lilburn, GA - 72.83%; Merrill Lynch Pierce
                         Fenner & Smith, Jacksonville, FL - 24.62%;

Maryland Series -        Merrill Lynch Pierce Fenner & Smith, Jacksonsville, FL
               -         23.43%; Dale E. Conley & Minnie P. Conley JTWROS, Hagerstown, MD - 9.10%; Painewebber for the Benefit of
                         Charles Guthmann, Chevy Chase, MD - 6.95%; PaineWebber for
                         the Benefit of Joseph Guarriello, Silver Springs, MD -
                         5.00%;

Massachusetts Series  -  Merrill Lynch Pierce Fenner & Smith, Jacksonville, FL -
                         42.50%; Karen P. Doppke TTEE Karen P. Doppke Family Trust, Boston,
                         MA - 30.70%; Raymond M. Cote, Swansea, MA -14.57%; NFSC FEBO Bartley
                         Sullivan & Martha Sullivan, Braintree, MA - 11.55%;

Michigan Series -        Merrill Lynch Pierce Fenner & Smith, Jacksonville, FL -28.81%;
                         David W. Elliott TTEE David W. Elliott Rev Trust,
                         Rochester, MI - 27.46%; Penn A Sparks & Sherline Sparks
                         JTTEN, Southfield, MI - 11.63%;

Minnesota Series -       James M. Kinney and Audrey Hallen Kinney JTTEN,
                         Glenwood, MN - 12.25%; Merrill Lynch Pierce Fenner & Smith,
                         Jacksonville, FL - 10.35%; Norwest Investment Services, Inc.,
                         Minneapolis, MN - 7.71%; Frances A. Quade, Sauk
                         Centre, MN - 6.10%;

New Jersey Series -      Summit Financial Services Group FBO Anthony N.  Sorrentino,
                         Bethlehem, PA - 59.83%; Painewebber Inc. Cust
                         FBO Ann and Jeff Berk JT WROS, Scotch Plains, NJ - 17.29%;
                         PaineWebber for the Benefit of Meredith Spencer,
                         Bayhead, NJ - 8.98%; Summit Financial Services
                         FBO Alexander Zlata, Bethlehem PA - 5.75%;

North Carolina Series -  Merrill Lynch Pierce Fenner & Smith, Jacksonville, FL -
                         56.08%; NFSC FEBO Jean C. Mitchell and Lyndon H.
                         Mitchell, Greensboro, NC - 17.87%; First Clearing
                         Corporation, Ronald Foster and Jo Lynn Foster, Trinity,
                         NC - 9.13%; Donald Lufkin Jenrette Securities Corporation
                         Inc., Jersey City, NJ - 9.02%;

Ohio Series -            Max Weisbrod & Sylvia Weisbrod JTWROS, Canton, OH - 21.69%; Merrill Lynch
                         Pierce Fenner & Smith, Jacksonville, FL - 16.39%; Donaldson Lufkin
                         Jenrette Securities Corporation, Inc., Jersey City, NJ - 8.85%; PaineWebber
                         For The Benefit Of Richard C Walker & Carol J.  Walker JTTEN, Oxford, OH -
                         6.08% Key Clearing Corp., Brooklyn, NY - 5.51%;

Pennsylvania Series -     Merrill Lynch Pierce Fenner & Smith, Jacksonville, FL -
                          32.44%; PaineWebber For The Benefit Of Sharon A Stark, Lenhartsville,
                          PA - 8.98%; PaineWebber For the Benefit Of Ruth L. Heston, Malvern,
                          PA - 7.79%; PaineWebber For The Benefit of Charlene Monzo, Monroeville, PA-
                          6.13%; PaineWebber For The Benefit Of Michelle Monzo, Monroeville,
                          PA - 6.13%; PaineWebber For The Benefit Of Charron Monzo, Monroeville, PA --6.12%.

Texas Series -            PaineWebber For The Benefit Of Gerald G Fall Jr., Frisco, TX
                          - 28.03%; Merrill Lynch Pierce Fenner & Smith, Jacksonville, FL - 19.45%; NFSC FEBO  Flow Partners LP,
                          Dallas TX - 13.72%; NFSC FEBO Ronald Rieke, Dallas, TX - 13.39%; Norwest Investment Services, Inc.,
                          Minneapolis, MN - 10.66%; NFSC FEBO L Gordon Stearns & Joey Stearns, Austin TX - 6.74%;

Virginia Series -         Merrill Lynch Pierce Fenner & Smith, Jacksonville, FL -66.02%; US Clearing Corp., New York, NY - 6.04%.



     A shareholder who beneficially owned, directly or indirectly, 25% or more of a Series' voting securities may be deemed to be a "control person" (as defined in the 1940 Act) of that Series.



                           MANAGEMENT ARRANGEMENTS

     Investment Adviser. The Manager is a wholly-owned subsidiary of Mellon Bank, N.A., which is a wholly-owned subsidiary of Mellon Bank Corporation ("Mellon"). Mellon is a publicly owned multibank holding company incorporated under Pennsylvania law in 1971 and registered under the Federal Bank Holding Company Act of 1956, as amended. Mellon provides a comprehensive range of financial products and services in domestic and selected international markets. Mellon is among the twenty-five largest bank holding companies in the United States based on total assets.


     The Manager provides management services pursuant to the Management Agreement (the "Agreement") with the Fund dated August 24, 1994. As to each Series, the Agreement is subject to annual approval by (i) the Fund's Board or (ii) vote of a majority (as defined in the 1940 Act) of the outstanding voting securities of such Series, provided that in either event the continuance also is approved by a majority of the Board members who are not "interested persons" (as defined in the 1940 Act) of the Fund or the Manager, by vote cast in person at a meeting called for the purpose of voting on such approval. The Agreement was last approved by the Fund's Board, including a majority of the Board members who are not "interested persons" of any party to the Agreement, at a meeting held on July 21, 1999. Shareholders of each Series (other than the New Jersey Series which had not commenced operations) approved the Agreement on August 3, 1994. The Agreement is terminable without penalty, as to each Series, on 60 days' notice, by the Fund's Board or by vote of the holders of a majority of such Series' shares, or, on not less than 90 days' notice, by the Manager. The Agreement will terminate automatically, as to the relevant Series, in the event of its assignment (as defined in the Act).



     The following persons are officers and/or directors of the Manager:
Christopher M. Condron, Chairman of the Board and Chief Executive Officer; Stephen E. Canter, President, Chief Operating Officer, Chief Investment Officer and a director; Lawrence S. Kash, Vice Chairman and a director; J. David Officer, Vice Chairman and a director; Thomas F. Eggers, Vice Chairman- -Institutional and a director; Ronald P. O'Hanley III, Vice Chairman;
William T. Sandalls, Jr., Executive Vice President; Mark N. Jacobs, Vice President, General Counsel and Secretary; Diane P. Durnin, Vice President-- Product Development; Patrice M. Kozlowski, Vice President--Corporate Communications; Mary Beth Leibig, Vice President--Human Resources; Andrew S. Wasser, Vice President--Information Systems; Theodore A. Schachar, Vice President; Wendy Strutt, Vice President; Richard Terres, Vice President; William H. Maresca, Controller; James Bitetto, Assistant Secretary; Steven
F. Newman, Assistant Secretary; and Mandell L. Berman, Burton C. Borgelt, Steven G. Elliot, Martin C. McGuinn, Richard W. Sabo and Richard F. Syron, directors.


     The Manager has a personal securities trading policy (the "Policy") which restricts the personal securities transactions of its employees. Its primary purpose is to ensure that personal trading by the Manager's employees does not disadvantage any fund managed by the Manager. Under the Policy, the Manager's employees must preclear personal transactions in securities not exempt under the Policy. In addition, the Manager's employees must report their personal securities transactions and holdings, which are reviewed for compliance with the Policy. In that regard, the Manager's portfolio managers and other investment personnel also are subject to the oversight of Mellon's Investment Ethics Committee. Portfolio managers and other investment personnel of the Manager who comply with the Policy's preclearance and disclosure procedures, and the requirements of the Committee, may be permitted to purchase, sell or hold securities which also may be or are held in fund(s) they manage or for which they otherwise provide investment advice.


     The Manager manages each Series' portfolio of investments in accordance with the stated policies of such Series, subject to the approval of the Fund's Board. The Manager is responsible for investment decisions, and provides the Fund with portfolio managers who are authorized by the Board to execute purchases and sales of securities. The Fund's portfolio managers are Joseph P. Darcy, A. Paul Disdier, Douglas J. Gaylor, Richard J. Moynihan, W. Michael Petty, Jill C. Shaffro, Samuel J. Weinstock and Monica
S. Wieboldt. The Manager also maintains a research department with a professional staff of portfolio managers and securities analysts who provide research services for the Fund and for other funds advised by the Manager.



     The Manager maintains office facilities on behalf of the Fund and furnishes statistical and research data, clerical help, accounting, data processing, bookkeeping and internal auditing and certain other required services to the Fund. The Manager may pay the Distributor for shareholder services from the Manager's own assets, including past profits but not including the management fee paid by the Fund. The Distributor may use part or all of such payments to pay Service Agents (as defined below) in respect of these services. The Manager also may make such advertising and promotional expenditures, using its own resources, as it from time to time deems appropriate.

     All expenses incurred in the operation of the Fund are borne by the Fund, except to the extent specifically assumed by the Manager. The expenses borne by the Fund include, without limitation, the following: taxes, interest, loan commitment fees, interest and distributions on securities sold short, brokerage fees and commissions, if any, fees of Board members who are not officers, directors, employees or holders of 5% or more of the outstanding voting securities of the Manager, Securities and Exchange Commission fees and state Blue Sky qualification fees, advisory fees, charges of custodians, transfer and dividend disbursing agents' fees, certain insurance premiums, industry association fees, outside auditing and legal expenses, costs of independent pricing services, costs of maintaining the Fund's existence, costs attributable to investor services (including, without limitation, telephone and personnel expenses), costs of preparing and printing prospectuses and statements of additional information for regulatory purposes and for distribution to existing shareholders, costs of
shareholders' reports and meetings, and any extraordinary expenses.   In
addition, shares of each Class are subject to an annual service fee and Class B and Class C shares are subject to an annual distribution fee. See "Distribution Plan and Shareholder Services Plan." Expenses attributable to a particular Series are charged against the assets of that Series; other expenses of the Fund are allocated among the Series on the basis determined by the Board, including, but not limited to, proportionately in relation to the net assets of each Series.

     As compensation for the Manager's services, the Fund has agreed to pay the Manager a monthly management fee at the annual rate of .55% of the value of each Series' average daily net assets. For the fiscal years ended April 30, 1997, 1998 and 1999, the management fee payable, the reduction in such fee pursuant to undertakings in effect, and the net management fee paid by each Series was as set forth below:



Name of                   Management Fee                       Reduction  in Fee              Net Fee Paid
Series                       Payable
                      1997        1998        1999          1997      1998   1999     1997        1998           1999
Connecticut Series    $1,972,181  $2,056,770  $2,091,086      $0     $   0  $   0     $1,972,181  $2,056,770     $2,091,086
Florida Series         1,318,540   1,217,046   1,046,222       0         0      0      1,318,540   1,217,046      1,046,222
Georgia Series           147,484     136,699     126,319       0         0      0        147,484     136,699        126,319
Maryland Series        1,755,487   1,735,376   1,774,160       0         0      0      1,755,487   1,735,376      1,774,160
Massachusetts Series     404,124     382,683     380,345       0         0      0        404,124     382,683        380,345
Michigan Series        1,003,722     969,239     943,868       0         0      0      1,003,722     969,239        943,868
Minnesota Series         874,105     861,736     890,399       0         0      0        874,105     861,736        890,399
New Jersey Series         56,351(1)   81,625      89,899  9,656(1)   4,579      0         46,695(1)   77,046         89,899
North Carolina Series    481,809     481,978     482,759       0         0      0        481,809     481,978        482,759
Ohio Series            1,617,417   1,599,166   1,619,028       0         0      0      1,617,417   1,599,166      1,619,028
Pennsylvania Series    1,553,060   1,513,450   1,484,169       0         0      0      1,553,060   1,513,450      1,484,169
Texas Series             437,938     442,275     441,230 437,938   145,790 56,145              0     296,485        385,085
Virginia Series          534,594     574,324     596,668 534,594   147,021      0              0     427,303        596,668




______________________

1 Effective August 1, 1996, the New Jersey Series changed its fiscal year end from July 31 to April 30. The information provided is from August 1, 1996 through April 30, 1997.

     The Manager has agreed that if in any fiscal year the aggregate expenses of each Series, exclusive of taxes, brokerage, interest on borrowings and (with the prior written consent of the necessary state securities commissions) extraordinary expenses, but including the management fee, exceed the expense limitation of any state having jurisdiction over such Series, the Fund may deduct from the payment to be made to the Manager under the Agreement, or the Manager will bear, such excess expense to the extent required by state law. Such deduction of payment, if any, will be estimated daily, and reconciled and effected or paid, as the case may be, on a monthly basis.

     The aggregate of the fees payable to the Manager is not subject to reduction as the value of the Series' net assets increases.

     Distributor. The Distributor, located at 60 State Street, Boston, Massachusetts 02109, serves as the Fund's distributor on a best efforts basis pursuant to an agreement which is renewable annually.

     For the fiscal years ended April 30, 1997, 1998 and 1999, the Distributor retained the following amounts from sales loads in the respect to Class A, and from contingent deferred sales charges ("CDSCs") with respect to Class B and Class C, of each Series:


Name of Series                      Class A                                Class B                           Class C

                         1997          1998          1999        1997         1998        1999      1997        1998     1999
Connecticut Series       $22,875     $24,947       $38,230      $91,437      $79,931      $56,410   $4,291       $50     $215

Florida Series             8,377       6,983         5,671       67,358       88,555       44,932        0         0      297

Georgia Series               215         453         5,184       41,536       29,318       28,422        0        20       10

Maryland Series           17,726      20,191        4,932        83,431       66,118       47,833        0       247    3,350

Massachusetts Series       5,320       3,640         30,466      14,492        6,252       14,587        0         0        0

Michigan Series           12,046       8,197         9,695       54,072       39,054       36,799        0         0       522

Minnesota Series           9,460      11,909        12,720       50,144       25,293       12,907        0         0       200

New Jersey Series           137(1)     1,456         2,222       10,000(1)    32,380       28,222        0(1)    100        36

North Carolina Series      3,281       4,367         3,489        72,766       52,671      18,275        0         0       249

Ohio Series               13,993      15,644        15,801        84,422       85,243      40,857        0       150     1,146

Pennsylvania Series       12,886      10,760        16,787       123,667      87,672       58,804        0        42     2,904

Texas Series               3,327       3,891         4,379        27,930       16,845      22,638        0         0       176

Virginia Series            8,159      14,139        12,457        65,396       37,262      31,316        0         0       400


__________________

1 Effective August 1, 1996, the New Jersey Series changed its fiscal year end from July 31 to April 30. The information provided is from August 1, 1996 through April 30, 1997.

     The Distributor, at its expense, may provide promotional incentives to dealers that sell shares of funds advised by the Manager which are sold with a sales load, such as the Dreyfus Premier Funds. In some instances, those incentives may be offered only to certain dealers who have sold or may sell significant amounts of shares.

     Transfer and Dividend Disbursing Agent and Custodian. Dreyfus Transfer, Inc. (the "Transfer Agent"), a wholly-owned subsidiary of the Manager, P.O. Box 9671, Providence, Rhode Island 02940-9671, is the Fund's transfer and dividend disbursing agent. Under a transfer agency agreement with the Fund, the Transfer Agent arranges for the maintenance of shareholder account records for the Fund, the handling of certain communications between shareholders and the Fund and the payment of dividends and distributions payable by the Fund. For these services, the Transfer Agent receives a monthly fee computed on the basis of the number of shareholder accounts it maintains for the Fund during the month, and is reimbursed for certain out-of-pocket expenses.

     The Bank of New York (the "Custodian"), 90 Washington Street, New York, New York 10286, is the Fund's custodian. The Custodian has no part in determining the investment policies of the Fund or which securities are to be purchased or sold by the Fund. Under a custody agreement with the Fund, the Custodian holds the Fund's securities and keeps all necessary accounts and records. For its custody services, the Custodian receives a monthly fee based on the market value of the Fund's assets held in custody and receives certain securities transactions charges.


                              HOW TO BUY SHARES

     General. Fund shares may be purchased only by clients of certain financial institutions (which may include banks), securities dealers ("Selected Dealers") and other industry professionals (collectively, "Service Agents"), except that full-time or part-time employees of the Manager or any of its affiliates or subsidiaries, directors of the Manager, Board members of a fund advised by the Manager, including members of the Fund's Board, or the spouse or minor child of any of the foregoing may purchase Class A shares directly through the Distributor. Subsequent purchases may be sent directly to the Transfer Agent or your Service Agent.

     When purchasing Fund shares, you must specify which Class is being purchased. Share certificates are issued only upon your written request.
No certificates are issued for fractional shares. It is not recommended that the Fund be used as a vehicle for Keogh, IRA or other qualified retirement plans. The Fund reserves the right to reject any purchase order.

     Service Agents may receive different levels of compensation for selling different Classes of shares. Management understands that some Service Agents may impose certain conditions on their clients which are different from those described in the Fund's Prospectus and this Statement of Additional Information, and, to the extent permitted by applicable regulatory authority, may charge their clients direct fees. You should consult your Service Agent in this regard.

     The minimum initial investment is $1,000. Subsequent investments must be at least $100. The Fund reserves the right to vary further the initial and subsequent investment minimum requirements at any time.

     Fund shares may be purchased through Dreyfus-Automatic Asset Builderr and Dreyfus Government Direct Deposit Privilege described under "Shareholder Services." These services enable you to make regularly scheduled investments and may provide you with a convenient way to invest for long-term financial goals. You should be aware, however, that periodic investment plans do not guarantee a profit and will not protect an investor against loss in a declining market.

     Each Series' shares are sold on a continuous basis. Net asset value per share of each Class is determined as of the close of trading on the floor of the New York Stock Exchange (currently 4:00 p.m., New York time), on each day the New York Stock Exchange is open for business. For purposes of determining net asset value, options and futures contracts will be valued 15 minutes after the close of trading on the floor of the New York Stock Exchange. Net asset value per share of each Class is computed by dividing the value of the net assets of each Series represented by such Class (i.e., the value of its assets less liabilities) by the total number of shares of such Class outstanding. Each Series' investments are valued by an independent pricing service approved by the Fund's Board and are valued at fair value as determined by the pricing service. The pricing service's procedures are reviewed under the general supervision of the Fund's Board. For further information regarding the methods employed in valuing the Series' investments, see "Determination of Net Asset Value."

     If an order is received in proper form by the Transfer Agent or other entity authorized to receive orders on behalf of the Fund by the close of trading on the floor of the New York Stock Exchange (currently 4:00 p.m., New York time) on a business day, Fund shares will be purchased at the public offering price determined as of the close of trading on the floor of the New York Stock Exchange on that day. Otherwise, Fund shares will be purchased at the public offering price determined as of the close of trading on the floor of the New York Stock Exchange on the next business day, except where shares are purchased through a dealer as provided below.

     Orders for the purchase of Fund shares received by dealers by the close of trading on the floor of the New York Stock Exchange on any business day and transmitted to the Distributor or its designee by the close of its business day (normally 5:15 p.m., New York time) will be based on the public offering price per share determined as of the close of trading on the floor of the New York Stock Exchange on that day. Otherwise, the orders will be based on the next determined public offering price. It is the dealer's responsibility to transmit orders so that they will be received by the Distributor or its designee before the close of its business day.

     Using Federal Funds. The Transfer Agent or the Fund may attempt to notify the investor upon receipt of checks drawn on banks that are not members of the Federal Reserve System as to the possible delay in conversion into immediately available funds ("Federal Funds" (monies of member banks within the Federal Reserve System which are held on deposit at a Federal Reserve Bank)) and may attempt to arrange for a better means of transmitting the money. If the investor is a customer of a Selected Dealer and his order to purchase Fund shares is paid for other than in Federal Funds, the Selected Dealer, acting on behalf of its customer, will complete the conversion into, or itself advance, Federal Funds generally on the business day following receipt of the customer order. The order is effective only when so converted and received by the Transfer Agent. An order for the purchase of Fund shares placed by an investor with sufficient Federal Funds or a cash balance in his brokerage account with a Selected Dealer will become effective on the day that the order, including Federal Funds, is received by the Transfer Agent.

     Class A Shares. The public offering price for Class A shares is the net asset value per share of that Class plus a sales load as shown below:

                                           Total Sales Load
                                 ------------------------------------------
                                                  As a %        Dealers'
                                 As a % of         ofNet       Reallowance
                                  Offering         Asset        as a % of
Amount of                        Price Per       Value Per       Offering
Transaction                        Share           Share          Price
                                ------------    -----------    -------------
Less than $50,000                   4.50            4.70           4.25

$50,000 to less than $100,000       4.00            4.20           3.75

$100,000 to less than $250,000      3.00            3.10           2.75

$250,000 to less than $500,000      2.50            2.60           2.25

$500,000 to less than $1,000,000    2.00            2.00           1.75

$1,000,000 or more                  -0-             -0-            -0-


     A CDSC of 1% will be assessed at the time of redemption of Class A shares purchased without an initial sales charge as part of an investment of at least $1,000,000 and redeemed within one year of purchase. Pursuant to an agreement with the Distributor, Dreyfus Service Corporation may pay Service Agents an amount up to 1% of the net asset value of Class A shares purchased by their clients that are subject to a CDSC.



     The scale of sales loads applies to purchases of Class A shares made by any "purchaser," which term includes an individual and/or spouse purchasing securities for his, her or their own account or for the account of any minor children, or a trustee or other fiduciary purchasing securities for a single trust estate or a single fiduciary account (including a pension, profit-sharing or other employee benefit trust created pursuant to a plan qualified under Section 401 of the Code), although more than one beneficiary is involved; or a group of accounts established by or on behalf of the employees of an employer or affiliated employers pursuant to an employee benefit plan or other program (including accounts established pursuant to Sections 403(b), 408(k) and 457 of the
Code); or an organized group which has been in existence for more than six months, provided that it is not organized for the purpose of buying redeemable securities of a registered investment company and provided that the purchases are made through a central administration or a single dealer, or by other means which result in economy of sales effort or expense.

     Set forth below is an example of the method of computing the offering price of each Series' Class A shares. The examples assume a purchase of Class A shares aggregating less than $50,000 subject to the schedule of sales charges set forth above at a price based upon the net asset value of the Series' Class A shares on April 30, 1999.



                           Connecticut  Florida   Georgia   Maryland
                             Series     Series    Series    Series

Class A Shares:
NET ASSET VALUE, per       $12.26       $14.03    $13.81    $12.94
share
 Sales load for
 individual sales of
 shares aggregating less
 than $50,000 - 4.5%  of
 offering price
 (approximately 4.7% of
 net asset value per           .58         .66       .65       .61
 share)
Offering price to public    $12.84      $14.69    $14.46    $13.55


                                                               New       North
                        Massachusetts   Michigan   Minnesota  Jersey    Carolina
                          Series        Series      Series    Series     Series

 Class A Shares:
 NET ASSET VALUE, per   $11.68          $15.57     $15.30     $13.14    $13.95
 share
  Sales load for
  individual sales of
  shares aggregating
  less than $50,000 -
  4.5%  of offering
  price (approximately
  4.7% of net asset
  value per share)         .55             .73        .72        .62       .66
 Offering price to
 public                 $12.23          $16.30      $16.02    $13.76    $14.61


                            Ohio   Pennsylvania      Texas         Virginia
                           Series    Series          Series         Series

Class A Shares:
NET ASSET VALUE, per      $12.80      $16.56           $21.37         $17.31
share
 Sales load for
 individual sales of
 shares aggregating less
 than $50,000 - 4.5% of
 offering price
 (approximately 4.7% of
 net asset value per
 share)                      .60         .78             1.01            .82
 Offering price to
public                    $13.40      $17.34           $22.38         $18.13



     Full-time employees of NASD member firms and full-time employees of other financial institutions which have entered into an agreement with the Distributor pertaining to the sale of Fund shares (or which otherwise have a brokerage related or clearing arrangement with an NASD member firm or financial institution with respect to the sale of such shares) may purchase Class A shares for themselves directly or pursuant to an employee benefit plan or other program, or for their spouses or minor children, at net asset value, provided they have furnished the Distributor with such information as it may request from time to time in order to verify eligibility for this privilege. This privilege also applies to full-time employees of financial institutions affiliated with NASD member firms whose full-time employees are eligible to purchase Class A shares at net asset value. In addition, Class A shares are offered at net asset value to full-time or part-time employees of the Manager or any of its affiliates or subsidiaries, directors of the Manager, Board members of a fund advised by the Manager, including members of the Fund's Board, or the spouse or minor child of any of the foregoing.

     Class A shares may be purchased at net asset value through certain broker-dealers and other financial institutions which have entered into an agreement with the Distributor, which includes a requirement that such shares be sold for the benefit of clients participating in a "wrap account" or a similar program under which such clients pay a fee to such broker-dealer or other financial institution.

     Class A shares also may be purchased at net asset value, subject to appropriate documentation, through a broker-dealer or other financial institution with the proceeds from the redemption of shares of a registered open-end management investment company not managed by the Manager or its affiliates. The purchase of Class A shares of the Fund must be made within 60 days of such redemption and the shareholder must have been subject to an initial sales charge or a contingent deferred sales charge with respect to such redeemed shares.

     Class A shares also may be purchased at net asset value, subject to appropriate documentation, by (i) qualified separate accounts maintained by an insurance company pursuant to the laws of any State or territory of the United States, (ii) a State, county or city or instrumentality thereof,
(iii) a charitable organization (as defined in Section 501(c)(3) of the Code) investing $50,000 or more in Fund shares, and (iv) a charitable remainder trust (as defined in Section 501(c)(3) of the Code).


     Class B Shares. The public offering price for Class B shares is the net asset value per share of that Class. No initial sales charge is imposed at the time of purchase. A CDSC is imposed, however, on certain redemptions of Class B shares as described in the Fund's Prospectus and in this Statement of Additional Information under "How to Redeem Shares--Contingent Deferred Sales Charge--Class B Shares."



     Approximately six years after the date of purchase, Class B shares of a Series automatically will convert to Class A shares of such Series, based on the relative net asset values for shares of each such Class. Class B shares that have been acquired through the reinvestment of dividends and distributions will be converted on a pro rata basis together with other Class B shares, in the proportion that a shareholder's Class B shares converting to Class A shares bears to the total Class B shares not acquired through the reinvestment of dividends and distributions.

     Class C Shares. The public offering price for Class C shares is the net asset value per share of that Class. No initial sales charge is imposed at the time of purchase. A CDSC is imposed, however, on redemptions of Class C shares made within the first year of purchase. See "Class B Shares" above and "How to Redeem Shares."


     Class B and C Shares. Pursuant to an agreement with the Distributor, Dreyfus Service Corporation compensates certain Service Agents for selling Class B and Class C shares at the time of purchase from its own assets. The proceeds of the CDSC and the distribution fee, in part, are used to defray these expenses.



     Right of Accumulation--Class A Shares. Reduced sales loads apply to any purchase of Class A shares, shares of other funds in the Dreyfus Premier Family of Funds, shares of certain other funds advised by the Manager which are sold with a sales load and shares acquired by a previous exchange of such shares (hereinafter referred to as "Eligible Funds"), by you and any related "purchaser" as defined above, where the aggregate investment, including such purchase, is $50,000 or more. If, for example, you previously purchased and still hold Class A shares, or shares of any other Eligible Fund or combination thereof, with an aggregate current market value of $40,000 and subsequently purchase Class A shares or shares of an Eligible Fund having a current value of $20,000, the sales load applicable to the subsequent purchase would be reduced to 4.0% of the offering price. All present holdings of Eligible Funds may be combined to determine the current offering price of the aggregate investment in ascertaining the sales load applicable to each subsequent purchase.

     To qualify for reduced sales loads, at the time of purchase you or your Service Agent must notify the Distributor if orders are made by wire, or the Transfer Agent if orders are made by mail. The reduced sales load is subject to confirmation of your holdings through a check of appropriate records.

     Dreyfus TeleTransfer Privilege. You may purchase shares by telephone if you have checked the appropriate box and supplied the necessary information on the Account Application or have filed a Shareholder Services Form with the Transfer Agent. The proceeds will be transferred between the bank account designated in one of these documents and your Fund account. Only a bank account maintained in a domestic financial institution which is an Automated Clearing House ("ACH") member may be so designated.

     Dreyfus TeleTransfer purchase orders may be made at any time.
Purchase orders received by 4:00 p.m., New York time, on any day the Transfer Agent and the New York Stock Exchange are open for business will be credited to the shareholder's Fund account on the next bank business day following such purchase order. Purchase orders made after 4:00 p.m., New York time, on any day the Transfer Agent and the New York Stock Exchange are open for business, or orders made on Saturday, Sunday or any Fund holiday (e.g., when the New York Stock Exchange is not open for business), will be credited to the shareholder's Fund account on the second bank business day following such purchase order. To qualify to use the Dreyfus TeleTransfer Privilege, the initial payment for purchase of shares must be drawn on, and redemption proceeds paid to, the same bank and account as are designated on the Account Application or Shareholder Services Form on file. If the proceeds of a particular redemption are to be wired to an account at any other bank, the request must be in writing and signature-guaranteed. See "How to Redeem Shares--Dreyfus TeleTransfer Privilege."

     Reopening an Account. You may reopen an account with a minimum investment of $100 without filing a new Account Application during the calendar year the account is closed or during the following calendar year, provided the information on the old Account Application is still applicable.


               DISTRIBUTION PLAN AND SHAREHOLDER SERVICES PLAN

     Class B and Class C shares only are subject to a Distribution Plan and Class A, Class B and Class C shares are subject to a Shareholder Services Plan.

     Distribution Plan. Rule 12b-1 (the "Rule") adopted by the Securities and Exchange Commission under the 1940 Act provides, among other things, that an investment company may bear expenses of distributing its shares only pursuant to a plan adopted in accordance with the Rule. The Fund's Board has adopted such a plan (the "Distribution Plan") with respect to the Class B and Class C shares of each Series, pursuant to which the Fund pays the Distributor for distributing each such Class of shares a fee at the annual rate of .50% of the value of the average daily net assets of Class B and
 .75% of the value of the average daily net assets of Class C. The Fund's Board believes that there is a reasonable likelihood that the Distribution Plan will benefit the Fund and the holders of the Series' relevant Class of shares.


     A quarterly report of the amounts expended under the Distribution Plan, and the purposes for which such expenditures were incurred, must be made to the Fund's Board for its review. In addition, the Distribution Plan provides that it may not be amended to increase materially the costs which holders of Class B or Class C shares may bear for distribution pursuant to the Distribution Plan without such shareholders' approval and that other material amendments of the Distribution Plan must be approved by the Fund's Board, and by the Board members who are not "interested persons" (as defined in the 1940 Act) of the Fund and have no direct or indirect financial interest in the operation of the Distribution Plan or in any agreements entered into in connection with the Distribution Plan, by vote cast in person at a meeting called for the purpose of considering such amendments. The Distribution Plan is subject to annual approval by such vote of the Board members cast in person at a meeting called for the purpose of voting on the Distribution Plan. The Distribution Plan was last so approved by the Board members at a meeting held on July 21, 1999. As to the relevant Class of shares of the Fund, the Distribution Plan may be terminated at any time
(i) by vote of a majority of the Board members who are not "interested persons" and have no direct or indirect financial interest in the operation of the Distribution Plan or in any agreements entered into in connection with the Distribution Plan or (ii) by vote of the holders of a majority of the outstanding shares of such Class.



     For the fiscal year ended April 30, 1999, each Series paid the Distributor the following amounts with respect to its Class B shares and Class C shares pursuant to the Distribution Plan:


                        Amount Charged     Amount Charged
Name of Series               Class B         Class C

Connecticut Series            $307,019            $28,368
Florida Series                 155,136              3,267
Georgia Series                  80,687                218
Maryland Series                279,128             19,166
Massachusetts                   35,042                839
Series
Michigan Series                112,209             11,000
Minnesota Series               151,580              7,914
New Jersey Series               56,028              1,351
North Carolina                 227,439              1,190
Series
Ohio Series                    273,891              8,378
Pennsylvania                   372,567              4,696
Series
Texas Series                    99,734              2,935
Virginia Series                195,297             20,171



     Shareholder Services Plan. The Fund has adopted a Shareholder Services Plan, pursuant to which the Fund pays the Distributor for the provision of certain services to the holders of its Class A, Class B and Class C shares a fee at the annual rate of .25% of the value of the average daily net assets of each such Class. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the Fund and providing reports and other information, and services related to the maintenance of such shareholder accounts. Under the Shareholder Services Plan, the Distributor may make payments to Service Agents in respect to these services.


     A quarterly report of the amounts expended under the Shareholder Services Plan, and the purposes for which such expenditures were incurred, must be made to the Fund's Board for its review. In addition, the Shareholder Services Plan provides that material amendments must be approved by the Fund's Board, and by the Board members who are not "interested persons" (as defined in the 1940 Act) of the Fund and have no direct or indirect financial interest in the operation of the Shareholder Services Plan or in any agreements entered into in connection with the Shareholder Services Plan, by vote cast in person at a meeting called for the purpose of considering such amendments. The Shareholder Services Plan is subject to annual approval by such vote of the Board members cast in person at a meeting called for the purpose of voting on the Shareholder Services Plan. The Shareholder Services Plan was last so approved by the Board at a meeting held on July 21, 1999. As to each Series, the Shareholder Services Plan is terminable at any time by vote of a majority of the Board members who are not "interested persons" and have no direct or indirect financial interest in the operation of the Shareholder Services Plan or in any agreements entered into in connection with the Shareholder Services Plan.



     For the fiscal year ended April 30, 1999, each Series was charged the following amounts with respect to its Class A, Class B and Class C pursuant to the Shareholder Services Plan:


Name of Series      Class A           Class B       Class C

Connecticut Series   $787,528         $153,509       $9,456
Florida Series        396,899           77,568        1,089
Georgia Series         17,002           40,344           72
Maryland Series       660,483          139,564        6,389
Massachusetts         155,084           17,520          280
Series
Michigan Series       369,259           56,105        3,667
Minnesota Series      326,299           75,790        2,638
New Jersey             12,399           28,014          450
Series
North Carolina        105,320          113,720          396
Series
Ohio Series           596,184          136,945        2,793
Pennsylvania          486,774          186,283        1,565
Series
Texas Series          149,714           49,867          978
Virginia Series       166,840           97,648        6,724



                            HOW TO REDEEM SHARES


     Contingent Deferred Sales Charge--Class B Shares. A CDSC is paid to Dreyfus Service Corporation on any redemption of Class B shares of a Series which reduces the current net asset value of your Class B shares to an amount which is lower than the dollar amount of all payments by you for the purchase of Class B shares of such Series held by you at the time of redemption. No CDSC will be imposed to the extent that the net asset value of the Class B shares redeemed does not exceed (i) the current net asset value of the Class B shares acquired through reinvestment of dividends or capital gain distributions, plus (ii) increases in the net asset value of your Class B shares above the dollar amount of all your payments for the purchase of Class B shares of such Series held by you at the time of redemption.



     If the aggregate value of Class B shares redeemed has declined below their original cost as a result of the Series' performance, a CDSC may be applied to the then-current net asset value rather than the purchase price.

     In circumstances where the CDSC is imposed, the amount of the charge will depend on the number of years for the time you purchased the Class B shares until the time of redemption of such shares. Solely for purposes of determining the number of years from the time of any payment for the purchase of Class B shares, all payments during a month will be aggregated and deemed to have been made on the first day of the month.

     The following table sets forth the rates of the CDSC for Class B shares, except for Class B shares purchased by shareholders who beneficially owned Class B shares on November 30, 1996:

Year Since                   CDSC as a % of
Purchase Payment             Amount Invested
Was Made                           or
                               Redemption
                                Proceeds

First                             4.00
Second                            4.00
Third                             3.00
Fourth                            3.00
Fifth                             2.00
Sixth                             1.00

     The following table sets forth the rates of the CDSC for Class B shares purchased by shareholders who beneficially owned Class B shares on November 30, 1996:

Year Since                   CDSC as a % of
Purchase Payment             Amount Invested
Was Made                           or
                               Redemption
                                Proceeds

First                             3.00
Second                            3.00
Third                             2.00
Fourth                            2.00
Fifth                             1.00
Sixth                             0.00

     In determining whether a CDSC is applicable to a redemption, the calculation will be made in a manner that results in the lowest possible rate. It will be assumed that the redemption is made first of amounts representing shares acquired pursuant to the reinvestment of dividends and distributions; then of amounts representing the increase in net asset value of Class B shares above the total amount of payments for the purchase of Class B shares made during the preceding six years (five years for shareholders beneficially owning Class B shares on November 30, 1996); then of amounts representing the cost of shares purchased six years (five years for shareholders beneficially owning Class B shares on November 30, 1996) prior to the redemption; and finally, of amounts representing the cost of shares held for the longest period of time within the applicable six-year period (five-year period for shareholders beneficially owning Class B shares on November 30, 1996).

     For example, assume an investor purchased 100 shares at $10 per share for a cost of $1,000. Subsequently, the shareholder acquired five additional shares through dividend reinvestment. During the second year after the purchase the investor decided to redeem $500 of the investment. Assuming at the time of the redemption the net asset value had appreciated to $12 per share, the value of the investor's shares would be $1,260 (105 shares at $12 per share). The CDSC would not be applied to the value of the reinvested dividend shares and the amount which represents appreciation ($260). Therefore, $240 of the $500 redemption proceeds ($500 minus $260) would be charged at a rate of 4% (the applicable rate in the second year after purchase) for a total CDSC of $9.60.


     Contingent Deferred Sales Charge--Class C Shares. A CDSC of 1% is paid to Dreyfus Service Corporation on any redemption of Class C shares within one year of the date of purchase. The basis for calculating the payment of any such CDSC will be the method used in calculating the CDSC for Class B shares. See "Contingent Deferred Sales Charge--Class B Shares" above.



     Waiver of CDSC. The CDSC will be waived in connection with (a) redemptions made within one year after the death or disability, as defined in Section 72(m)(7) of the Code, of the shareholder, (b) redemptions by employees participating in qualified or non-qualified employee benefit plans or other programs where (i) the employers or affiliated employers maintaining such plans or programs have a minimum of 250 employees eligible for participation in such plans or programs, or (ii) such plan's or program's aggregate investment in the Dreyfus Family of Funds or certain other products made available by the Distributor exceeds $1,000,000, (c) redemptions as a result of a combination of any investment company with the relevant Series by merger, acquisition of assets or otherwise, (d) a distribution following retirement under a tax-deferred retirement plan or upon attaining age 70 1/2 in the case of an IRA or Keogh plan or custodial account pursuant to Section 403(b) of the Code, and (e) redemptions pursuant to the Automatic Withdrawal Plan, as described below. If the Fund's Board determines to discontinue the waiver of the CDSC, the disclosure herein will be revised appropriately. Any Fund shares subject to a CDSC which were purchased prior to the termination of such waiver will have the CDSC waived as provided in the Fund's Prospectus or this Statement of Additional Information at the time of the purchase of such shares.

     To qualify for a waiver of the CDSC, at the time of redemption you must notify the Transfer Agent or your Service Agent must notify the Distributor. Any such qualification is subject to confirmation of your entitlement.

     Check Redemption Privilege - Class A Only. The Fund provides Redemption Checks ("Checks") to investors in Class A shares automatically upon opening an account unless you specifically refuse the Check Redemption Privilege by checking the applicable "No" box on the Account Application. Checks will be sent only to the registered owner(s) of the account and only to the address of record. The Check Redemption Privilege may be established for an existing account by a separate signed Shareholder Services Form. The Account Application or Shareholder Services Form must be manually signed by the registered owner(s). Checks are drawn on your Fund account and may be made payable to the order of any person in an amount of $500 or more. When a Check is presented to the Transfer Agent for payment, the Transfer Agent, as your agent, will cause the Fund to redeem a sufficient number of full and fractional Class A shares in your account to cover the amount of the Check. Dividends are earned until the Check clears. After clearance, a copy of the Check will be returned to you. You generally will be subject to the same rules and regulations that apply to checking accounts, although the election of this Privilege creates only a shareholder-transfer agent relationship with the Transfer Agent.

     You should date your Checks with the current date when you write them. Please do not postdate your Checks. If you do, the Transfer Agent will honor, upon presentment, even if presented before the date of the Check, all postdated Checks which are dated within six months of presentment for payment, if they are otherwise in good order.

     Checks are free, but the Transfer Agent will impose a fee for stopping payment of a Check upon your request or if the Transfer Agent cannot honor a Check due to insufficient funds or other valid reason. If the amount of the Check is greater than the value of the Class A shares in the investor's account, the Check will be returned marked insufficient funds. Checks should not be used to close an account.

     Redemption Through a Selected Dealer. If you are a customer of a Selected Dealer, you may make redemption requests to your Selected Dealer. If the Selected Dealer transmits the redemption request so that it is received by the Transfer Agent prior to the close of trading on the floor of the New York Stock Exchange (currently 4:00 p.m., New York time), the redemption request will be effective on that day. If a redemption request is received by the Transfer Agent after the close of trading on the floor of the New York Stock Exchange, the redemption request will be effective on the next business day. It is the responsibility of the Selected Dealer to transmit a request so that it is received in a timely manner. The proceeds of the redemption are credited to your account with the Selected Dealer.
See "How to Buy Shares" for a discussion of additional conditions or fees that may be imposed upon redemption.

     In addition, the Distributor or its designee will accept orders from Selected Dealers with which the Distributor has sales agreements for the repurchase of shares held by shareholders. Repurchase orders received by dealers by the close of trading on the floor of the New York Stock Exchange on any business day and transmitted to the Distributor or its designee prior to the close of its business day (normally 5:15 p.m., New York time) are effected at the price determined as of the close of trading on the floor of the New York Stock Exchange on that day. Otherwise, the shares will be redeemed at the next determined net asset value. It is the responsibility of the Selected Dealer to transmit orders on a timely basis. The Selected Dealer may charge the shareholder a fee for executing the order. This repurchase arrangement is discretionary and may be withdrawn at any time.

     Reinvestment Privilege. Upon written request, you may reinvest up to the number of Class A or Class B shares you have redeemed, within 45 days of redemption, at the then-prevailing net asset value without a sales load, or reinstate your account for the purpose of exercising Fund Exchanges. Upon reinstatement, with respect to Class B shares, or Class A shares if such shares were subject to a CDSC, your account will be credited with an amount equal to CDSC previously paid upon redemption of the Class A or Class B shares reinvested. The Reinvestment Privilege may be exercised only once.

     Dreyfus TeleTransfer Privilege. You may request by telephone that redemption proceeds be transferred between your Fund account and your bank account. Only a bank account maintained in a domestic financial institution which is an ACH member may be designated. Holders of jointly registered Fund or bank accounts may redeem through the Dreyfus TeleTransfer Privilege for transfer to their bank account not more than $250,000 within any 30-day period. Redemption proceeds will be on deposit in your account at an ACH member bank ordinarily two business days after receipt of the redemption request. You should be aware that if you have selected the Dreyfus TeleTransfer Privilege, any request for a wire redemption will be effected as a Dreyfus TeleTransfer transaction through the ACH system unless more prompt transmittal specifically is requested. See "How to Buy Shares-- Dreyfus TeleTransfer Privilege."

     Share Certificates; Signatures. Any certificates representing Fund shares to be redeemed must be submitted with the redemption request.
Written redemption requests must be signed by each shareholder, including each owner of a joint account, and each signature must be guaranteed. Signatures on endorsed certificates submitted for redemption also must be guaranteed. The Transfer Agent has adopted standards and procedures pursuant to which signature-guarantees in proper form generally will be accepted from domestic banks, brokers, dealers, credit unions, national securities exchanges, registered securities associations, clearing agencies and savings associations, as well as from participants in the New York Stock Exchange Medallion Signature Program, the Securities Transfer Agents Medallion Program ("STAMP"), and the Stock Exchanges Medallion Program. Guarantees must be signed by an authorized signatory of the guarantor and "Signature-Guaranteed" must appear with the signature. The Transfer Agent may request additional documentation from corporations, executors, administrators, trustees or guardians, and may accept other suitable verification arrangements from foreign investors, such as consular verification.

     Redemption Commitment. The Fund has committed itself to pay in cash all redemption requests by any shareholder of record of a Series, limited in amount during any 90-day period to the lesser of $250,000 or 1% of the value of such Series' net assets at the beginning of such period. Such commitment is irrevocable without the prior approval of the Securities and Exchange Commission and is a fundamental policy, as to a Series, which may not be changed without shareholder approval of such Series. In the case of requests for redemption in excess of such amount, the Fund's Board reserves the right to make payments in whole or in part in securities or other assets in case of an emergency or any time a cash distribution would impair the liquidity of the Series to the detriment of the existing shareholders. In this event, the securities would be valued in the same manner as the Series' portfolio is valued. If the recipient sells such securities, brokerage charges might be incurred.

     Suspension of Redemptions. The right of redemption may be suspended or the date of payment postponed (a) during any period when the New York Stock Exchange is closed (other than customary weekend and holiday closings), (b) when trading in the markets the Fund ordinarily utilizes is restricted, or when an emergency exists as determined by the Securities and Exchange Commission so that disposal of the Fund's investments or determination of its net asset value is not reasonably practicable, or (c) for such other periods as the Securities and Exchange Commission by order may permit to protect the Fund's shareholders.


                            SHAREHOLDER SERVICES

     Fund Exchanges. Clients of certain Service Agents may purchase, in exchange for Class A, Class B or Class C shares of a Series, shares of the same Class of one of the other Series or of certain other funds managed or administered by the Manager to the extent such shares are offered for sale in such client's state of residence. Shares of the same Class of such other funds purchased by exchange will be purchased on the basis of relative net asset value per share as follows:

          A. Exchanges for shares of funds offered without a sales load will be made without a sales load.

          B. Shares of funds purchased without a sales load may be exchanged for shares of other funds sold with a sales load, and the applicable sales load will be deducted.

          C. Shares of funds purchased with a sales load may be exchanged without a sales load for shares of other funds sold without a sales load.

          D. Shares of funds purchased with a sales load, shares of funds acquired by a previous exchange from shares purchased with a sales load and additional shares acquired through reinvestment of dividends or distributions of any such funds (collectively referred to herein as "Purchased Shares") may be exchanged for shares of other funds sold with a sales load (referred to herein as "Offered Shares"), but if the sales load applicable to the Offered Shares exceeds the maximum sales load that could have been imposed in connection with the Purchased Shares (at the time the Purchased Shares were acquired), without giving effect to any reduced loads, the difference will be deducted.

          E. Shares of funds subject to a CDSC that are exchanged for shares of another fund will be subject to the higher applicable CDSC of the two funds, and for purposes of calculating CDSC rates and conversion periods, if any, will be deemed to have been held since the date the shares being exchanged were initially purchased.

     To accomplish an exchange under item D above, your Service Agent must notify the Transfer Agent of your prior ownership of such Class A shares and your account number.

     You also may exchange your Fund shares that are subject to a CDSC for shares of Dreyfus Worldwide Dollar Money Market Fund, Inc. The shares so purchased will be held in a special account created solely for this purpose ("Exchange Account"). Exchanges of shares for an Exchange Account only can be made into certain other funds managed or administered by the Manager. No CDSC is charged when an investor exchanges into an Exchange Account; however, the applicable CDSC will be imposed when shares are redeemed from an Exchange Account or other applicable Fund account. Upon redemption, the applicable CDSC will be calculated without regard to the time such shares were held in an Exchange Account. See "How to Redeem Shares." Redemption proceeds for Exchange Account shares are paid by Federal wire or check only. Exchange Account shares also are eligible for the Dreyfus Auto-Exchange Privilege, Dreyfus Dividend Sweep and the Automatic Withdrawal Plan.

     To request an exchange, your Service Agent acting on your behalf must give exchange instructions to the Transfer Agent in writing or by telephone. The ability to issue exchange instructions by telephone is given to all shareholders automatically, unless you check the applicable "No" box on the Account Application, indicating that you specifically refuse this privilege. By using the Telephone Exchange Privilege, you authorize the Transfer Agent to act on telephonic instructions (including over The Dreyfus Touchr automated telephone system) from any person representing himself or herself to be you or a representative of your Service Agent, and reasonably believed by the Transfer Agent to be genuine. Telephone exchanges may be subject to limitations as to the amount involved or the number of telephone exchanges permitted. Shares issued in certificate form are not eligible for telephone exchange. No fees currently are charged shareholders directly in connection with exchanges, although the Fund reserves the right, upon not less than 60 days' written notice, to charge shareholders a nominal administrative fee in accordance with rules promulgated by the Securities and Exchange Commission.

     To establish a personal retirement plan by exchange, shares of the fund being exchanged must have a value of at least the minimum initial investment being required for shares of the same Class of the fund into which the exchange is being made.

     Dreyfus Auto-Exchange Privilege. Dreyfus Auto-Exchange Privilege permits you to purchase, in exchange for Class A, Class B or Class C shares of a Series, shares of the same Class of one of the other Series or of another fund in the Dreyfus Premier Family of Funds or certain funds in the Dreyfus Family of Funds of which you are a shareholder. This Privilege is available only for existing accounts. Shares will be exchanged on the basis of relative net asset value as described above under "Fund Exchanges." Enrollment in or modification or cancellation of this Privilege is effective three business days following notification by you. You will be notified if your account falls below the amount designated to be exchanged under this Privilege. In this case, your account will fall to zero unless additional investments are made in excess of the designated amount prior to the next Auto-Exchange transaction.

     Shareholder Services Forms and prospectuses of the other funds may be obtained by calling 1-800-554-4611. The Fund reserves the right to reject any exchange request in whole or in part. Shares may be exchanged only between accounts having identical names and other identifying designations. The Fund Exchanges service or the Dreyfus Auto-Exchange Privilege may be modified or terminated at any time upon notice to shareholders.

     Dreyfus-Automatic Asset Builderr. Dreyfus-Automatic Asset Builder permits you to purchase Fund shares (minimum of $100 and maximum of $150,000 per transaction) at regular intervals selected by you. Fund shares are purchased by transferring funds from the bank account designated by you.

     Dreyfus Government Direct Deposit Privilege. Dreyfus Government Direct Deposit Privilege enables you to purchase Fund shares (minimum of $100 and maximum of $50,000 per transaction) by having Federal salary, Social Security, or certain veterans', military or other payments from the U.S. Government automatically deposited into your Fund account. You may deposit as much of such payments as you elect.

     Dreyfus Dividend Options. Dividend Sweep allows you to invest automatically your dividends or dividends and capital gain distributions, if any, from the Fund in shares of the same Class of another fund in the Dreyfus Premier Family of Funds or certain funds in the Dreyfus Family of Funds of which you are a shareholder. Shares of the same Class of other funds purchased pursuant to this privilege will be purchased on the basis of relative net asset value per share as follows:

          A. Dividends and distributions paid with respect to Class A shares by a fund may be invested without imposition of a sales load in Class A shares of other funds offered without a sales load.

          B. Dividends and distributions paid with respect to Class A shares by a fund which does not charge a sales load may be invested in Class A shares of other funds sold with a sales load, and the applicable sales load will be deducted.

          C. Dividends and distributions paid with respect to Class A shares by a fund which charges a sales load may be invested in Class A shares of other funds sold with a sales load (referred to herein as "Offered Shares"), but if the sales load applicable to the Offered Shares exceeds the maximum sales load charged by the fund from which dividends or distributions are being swept (without giving effect to any reduced loads), the difference will be deducted.

          D. Dividends and distributions paid by a fund with respect to Class B or Class C shares may be invested without imposition of any applicable CDSC in the same Class of shares of other funds and the relevant Class of shares of such other funds will be subject on redemption to any applicable CDSC.

     Dreyfus Dividend ACH permits you to transfer electronically dividends or dividends and capital gain distributions, if any, from the Fund to a designated bank account. Only an account maintained at a domestic financial institution which is an ACH member may be so designated. Banks may charge a fee for this service.

     Automatic Withdrawal Plan. The Automatic Withdrawal Plan permits you to request withdrawal of a specified dollar amount (minimum of $50) on either a monthly or quarterly basis if you have a $5,000 minimum account. Withdrawal payments are the proceeds from sales of Fund shares, not the yield on the shares. If withdrawal payments exceed reinvested dividends and distributions, your shares will be reduced and eventually may be depleted. Automatic Withdrawal may be terminated at any time by you, the Fund or the Transfer Agent. Shares for which share certificates have been issued may not be redeemed through the Automatic Withdrawal Plan.

     No CDSC with respect to Class B shares will be imposed on withdrawals made under the Automatic Withdrawal Plan, provided that the amounts withdrawn under the plan do not exceed on an annual basis 12% of the account value at the time the shareholder elects to participate in the Automatic Withdrawal Plan. Withdrawals with respect to Class B shares under the Automatic Withdrawal Plan that exceed on an annual basis 12% of the value of the shareholders account will be subject to a CDSC on the amounts exceeding 12% of the initial account value. Withdrawals of Class A shares subject to a CDSC and Class C shares under the Automatic Withdrawal Plan will be subject to any applicable CDSC. Purchases of additional Class A shares where the sales load is imposed concurrently with withdrawals of Class A shares generally are undesirable.

     Letter of Intent--Class A Shares. By signing a Letter of Intent form, which can be obtained by calling 1-800-554-4611, you become eligible for the reduced sales load applicable to the total number of Eligible Fund shares purchased in a 13-month period pursuant to the terms and conditions set forth in the Letter of Intent. A minimum initial purchase of $5,000 is required. To compute the applicable sales load, the offering price of shares you hold (on the date of submission of the Letter of Intent) in any Eligible Fund that may be used toward "Right of Accumulation" benefits described above may be used as a credit toward completion of the Letter of Intent. However, the reduced sales load will be applied only to new purchases.

     The Transfer Agent will hold in escrow 5% of the amount indicated in the Letter of Intent for payment of a higher sales load if you do not purchase the full amount indicated in the Letter of Intent. The escrow will be released when you fulfill the terms of the Letter of Intent by purchasing the specified amount. If your purchases qualify for a further sales load reduction, the sales load will be adjusted to reflect your total purchase at the end of 13 months. If total purchases are less than the amount specified, you will be requested to remit an amount equal to the difference between the sales load actually paid and the sales load applicable to the aggregate purchases actually made. If such remittance is not received within 20 days, the Transfer Agent, as attorney-in-fact pursuant to the terms of the Letter of Intent, will redeem an appropriate number of Class A shares of the Fund held in escrow to realize the difference. Signing a Letter of Intent does not bind you to purchase, or the Fund to sell, the full amount indicated at the sales load in effect at the time of signing, but you must complete the intended purchase to obtain the reduced sales load. At the time you purchase Class A shares, you must indicate your intention to do so under a Letter of Intent. Purchase pursuant to a Letter of Intent will be made at the then-current net asset value plus the applicable sales load in effect at the time such Letter of Intent was executed.


                      DETERMINATION OF NET ASSET VALUE

     Valuation of Portfolio Securities. Each Series' investments are valued each business day by an independent pricing service (the "Service") approved by the Fund's Board. When, in the judgment of the Service, quoted bid prices for investments are readily available and are representative of the bid side of the market, these investments are valued at the mean between the quoted bid prices (as obtained by the Service from dealers in such securities) and asked prices (as calculated by the Service based upon its evaluation of the market for such securities). Other investments (which constitute a majority of the portfolio securities) are carried at fair value as determined by the Service, based on methods which include consideration of: yields or prices of municipal bonds of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions. The Service may employ electronic data processing techniques and/or a matrix system to determine valuations. The Service's procedures are reviewed by the Fund's officers under the general supervision of the Fund's Board. Expenses and fees, including the management fee (reduced by the expense limitation, if any) and, fees pursuant to the Shareholder Services Plan, and with respect to Class B and Class C shares only, Distribution Plan, are accrued daily and are taken into account for the purpose of determining the net asset value of the relevant Class of each Series' shares. Because of the difference in operating expenses incurred by each Class, the per share net asset value of each Class will differ.

     New York Stock Exchange Closings. The holidays (as observed) on which the New York Stock Exchange is closed currently are: New Year's Day, Martin Luther King Jr. Day, Presidents' Day, Good Friday, Memorial Day,
Independence Day, Labor Day, Thanksgiving and Christmas.


                     DIVIDENDS, DISTRIBUTIONS AND TAXES

     Management believes that each Series qualified for the fiscal year ended April 30, 1999 as a "regulated investment company" under the Code. Each Series intends to continue to so qualify, if such qualification is in the best interests of its shareholders. As a regulated investment company, a Series will pay no Federal income tax on net investment income and net realized capital gains to the extent that such income and gains are distributed to shareholders in accordance with applicable provisions of the Code. To qualify as a regulated investment company, a Series must distribute to its shareholders at least 90% of its net income (consisting of net investment income from tax exempt obligations and taxable obligations, if any, and net short-term capital gains), and must meet certain asset diversification and other requirements. If a Series did not qualify as a regulated investment company, it would be treated for tax purposes as an ordinary corporation subject to Federal income tax. The term "regulated investment company" does not imply the supervision of management or investment practices or policies by any government agency.

     Each Series ordinarily declares dividends from its net investment income on each day the New York Stock Exchange is open for business. Shares begin earning income dividends on the day Federal Funds are received by the Transfer Agent. If a purchase order is not accompanied by remittance in Federal Funds, there may be a delay between the time the purchase order becomes effective and the time the shares purchased start earning dividends. If your payment is not made in Federal Funds, it must be converted into Federal Funds. This usually occurs within one business day of receipt of a bank wire and within two business days of receipt of a check drawn on a member bank of the Federal Reserve System. Checks drawn on banks which are not members of the Federal Reserve System may take considerably longer to convert into Federal Funds.

     Each Series' earnings for Saturdays, Sundays and holidays are declared as dividends on the preceding business day. Dividends usually are paid on the last business day of each month and are automatically reinvested in additional shares of the Series and the same Class from which they were paid at net asset value without a sales load or, at your option, paid in cash.
If you redeem all shares in your account at any time during the month, all dividends to which you are entitled will be paid to you along with the proceeds of the redemption. If you are an omnibus accountholder and indicate in a partial redemption request that a portion of any accrued dividends to which such account is entitled belongs to an underlying accountholder who has redeemed all shares in his or her account, such portion of the accrued dividends will be paid to you along with the proceeds of the redemption. Distributions by each Series from its net realized securities gains, if any, generally are declared and paid once a year, but the Series may make distributions on a more frequent basis to comply with the distribution requirements of the Code, in all events in a manner consistent with the provisions of the 1940 Act.

     If you elect to receive dividends and distributions in cash and your dividend or distribution check is returned to the Fund as undeliverable or remains uncashed for six months, the Fund reserves the right to reinvest such dividend or distribution and all future dividends and distributions payable to you in additional Fund shares at net asset value. No interest will accrue on amounts represented by uncashed distribution or redemption checks. All expenses are accrued daily and deducted before declaration of dividends to investors.

     Any dividend or distribution paid shortly after an investor's purchase may have the effect of reducing the aggregate net asset value of his shares below the cost of his investment. Such a distribution would be a return on investment in an economic sense although taxable as stated under "Distributions and Taxes" in the Prospectus. In addition, the Code provides that if a shareholder has not held his shares for more than six months (or such shorter period as the Internal Revenue Service may prescribe by regulation) and has received an exempt-interest dividend with respect to such shares, any loss incurred on the sale of such shares will be disallowed to the extent of the exempt-interest dividend received.

     Ordinarily, gains and losses realized from portfolio transactions will be treated as capital gain or loss. However, all or a portion of any gain realized from the sale or other disposition of certain market discount bonds will be treated as ordinary income under Section 1276 of the Code. In addition, all or a portion of any gain realized from engaging in "conversion transactions" may be treated as ordinary income under Section 1258 of the Code. "Conversion transactions" are defined to include certain forward, futures, option and "straddle" transactions, transactions marketed or sold to produce capital gains, or transactions described in Treasury regulations to be issued in the future.

     Under Section 1256 of the Code, gain or loss realized by a Series from certain financial futures and options transactions will be treated as 60% long-term capital gain or loss and 40% short-term capital gain or loss.
Gain or loss will arise upon exercise or lapse of such futures or options as well as from closing transactions. In addition, any such futures or options remaining unexercised at the end of a Series' taxable year will be treated as sold for their then fair market value, resulting in additional gain or loss to a Series as described above.

     Offsetting positions held by a Series involving certain futures contracts or options transactions may be considered, for tax purposes, to constitute "straddles." "Straddles" are defined to include "offsetting positions" in actively traded personal property. The tax treatment of "straddles" is governed by Sections 1092 and 1258 of the Code, which, in certain circumstances, override or modify the provisions of Section 1256 of the Code. As such, all or a portion of any short- or long-term capital gain from certain "straddle" and/or conversion transactions may be recharacterized to ordinary income.

     If a Series were treated as entering into "straddles" by reason of its engaging in certain futures or options transactions, such "straddles" would be characterized as "mixed straddles" if the futures or options transactions comprising a part of such "straddles" were governed by Section 1256 of the Code. A Series may make one or more elections with respect to "mixed straddles." Depending on which election is made, if any, the results to a Series may differ. If no election is made to the extent the "straddle" rules apply to positions established by a Series, losses realized by a Series will be deferred to the extent of unrealized gain in the offsetting position. Moreover, as a result of the "straddle" and the conversion transaction rules, short-term capital losses on "straddle" positions may be recharacterized as long-term capital losses, and long-term capital gains on straddle positions may be treated as short-term capital gains or ordinary income.

     The Taxpayer Relief Act of 1997 included constructive sale provisions that generally apply if the Fund either (1) holds an appreciated financial position with respect to stock, certain debt obligations, or partnership interests ("appreciated financial position") and then enters into a short sale, futures, forward, or offsetting notional principal contract (collectively, a "Contract") respecting the same or substantially identical property or (2) holds an appreciated financial position that is a Contract and then acquires property that is the same as, or substantially identical to, the underlying property. In each instance, with certain exceptions, the Fund generally will be taxed as if the appreciated financial position were sold at its fair market value on the date the Fund enters into the financial position or acquires the property, respectively. Transactions that are identified as hedging or straddle transactions under other provisions of the Code can be subject to the constructive sale provisions.

     Investment by a Series in securities issued at a discount or providing for deferred interest or for payment of interest in the form of additional obligations could, under special tax rules, affect the amount, timing and character of distributions to shareholders. For example, a Series could be required to take into account annually a portion of the discount (or deemed discount) at which such securities were issued and to distribute such portion in order to maintain its qualification as a regulated investment company. In such case, a Series may have to dispose of securities which it might otherwise have continued to hold in order to generate cash to satisfy these distribution requirements.

     State and Local Tax Treatment. Each Series will invest primarily in Municipal Obligations of the State after which the Series is named. Except to the extent specifically noted below, dividends by a Series are not subject to an income tax by such State to the extent that the dividends are attributable to interest on such Municipal Obligations. However, some or all of the other dividends or distributions by a Series may be taxable by those States that have income taxes, even if the dividends or distributions are attributable to income of the Series derived from obligations of the United States or its agencies or instrumentalities.

     The Fund anticipates that a substantial portion of the dividends paid by each Series will not be subject to income tax of the State after which the Series is named. However, to the extent that you are obligated to pay State or local taxes outside of such State, dividends earned by an investment in such Series may represent taxable income. Also, all or a portion of the dividends paid by a Series that are not subject to income tax of the State after which the Series is named may be a preference item for such State's alternative minimum tax (where imposed). Finally, you should be aware that State and local taxes, other than those described above, may apply to the dividends, distributions or shares of a Series.

     The paragraphs below discuss the State tax treatment of dividends and distributions by each Series to residents of the State after which the Series is named. Investors should consult their own tax advisers regarding specific questions as to Federal, State and local taxes.


     Connecticut Series. Dividends by the Series that qualify as exempt-interest dividends for Federal income tax purposes are not subject to the Connecticut income tax, imposed on individuals, trusts and estates, to the extent that such dividends are derived from income received by the Series as interest from Connecticut Municipal Obligations or obligations the interest with respect to which Connecticut is prohibited by Federal law from taxing. In the case of shares held as a capital asset, dividends that qualify as capital gain dividends for Federal income tax purposes are not subject to the Connecticut income tax to the extent they are derived from Connecticut Municipal Obligations. Dividends derived from other sources are subject to the Connecticut income tax. In the case of a shareholder subject to the Connecticut income tax and required to pay the Federal alternative minimum tax, the portion of exempt-interest dividends paid by the Series that is derived from income received by the Series as interest from Connecticut Municipal Obligations or obligations the interest with respect to which Connecticut is prohibited by Federal law from taxing is not subject to the net Connecticut minimum tax even if treated as a preference item for purposes of the Federal alternative minimum tax.



     Dividends qualifying as exempt-interest dividends or capital gain dividends for Federal income tax purposes that are distributed by the Series to entities subject to the Connecticut corporation business tax are not exempt from that tax.

     The shares of the Series are not subject to property taxation by the State of Connecticut or its political subdivisions.

     Florida Series. Dividends or distributions by the Series to a Florida individual resident are not taxable by Florida. However, Florida imposes an intangible personal property tax on shares of the Series owned by a Florida resident on January 1 of each year unless such shares qualify for an exemption from the tax.

     Dividends qualifying as exempt-interest dividends for Federal income tax purposes as well as other Federally taxable dividends and distributions that are distributed by the Series to entities taxed as corporations under Florida law may not be exempt from the Florida corporate income tax.

     The Fund has received a Technical Assistance Advisement from the State of Florida, Department of Revenue, to the effect that Florida Series' shares owned by a Florida resident will be exempt from the intangible personal property tax so long as the Series' portfolio includes only assets, such as notes, bonds, and other obligations issued by the State of Florida or its municipalities, counties, and other taxing districts, the United States Government, and its agencies, Puerto Rico, Guam, and the U.S. Virgin Islands, and other assets which are exempt from that tax.

     Georgia Series. Dividends and distributions by the Georgia Series to a Georgia resident that are attributable to interest on Georgia Municipal Obligations or direct obligations of the United States and its territories and possessions are not subject to the State of Georgia income tax. Dividends or other distributions by the Series which are attributable to other sources, including all distributions that qualify as capital gains dividends for Federal income tax purposes, are subject to the State of Georgia income tax at the applicable rate.

     The Georgia intangibles tax previously imposed upon certain intangible personal property has been repealed, effective as of January 1, 1996. Accordingly, shares of the Georgia Series will not be subject to an intangibles tax in Georgia.

     Maryland Series. Dividends and distributions by the Series to a Maryland resident (including individuals, corporations, estates or trusts who are subject to Maryland state and local income tax) will not be subject to income tax in Maryland to the extent that such dividends or distributions
(a) qualify, for Federal income tax purposes, as exempt-interest dividends of a regulated investment company and are attributable to (i) interest on Maryland Municipal Obligations or (ii) interest on obligations of the United States or an authority, commission, instrumentality, possession or territory of the United States, or (b) are attributable to gain realized by the Series from the sale or exchange of Maryland Municipal Obligations or obligations of the United States or an authority, commission or instrumentality thereof. To the extent that distributions by the Series are attributable to sources other than those described above, such as (x) interest on obligations issued by states other than Maryland or (y) income from repurchase agreements, such distributions will not be exempt from Maryland state and local income taxes. In addition, any gain realized by a shareholder upon a redemption or exchange of Series shares will be subject to Maryland taxation.


     Interest on indebtedness incurred (directly or indirectly) by a shareholder of the Series to purchase or carry shares of the Series will not be deductible for Maryland state and local income tax purposes to the extent such interest is allocable to exempt-interest dividends.



     If the Series fails to qualify as a regulated investment company, the Series would be subject to corporate Maryland income tax and distributions generally would be taxable as ordinary income to the shareholders.

     Individuals will not be subject to personal property tax on their shares of the Maryland Series.

     Massachusetts Series. Dividends by the Series to a Massachusetts resident are not subject to the Massachusetts personal income tax to the extent that the dividends are attributable to income received by the Series from Massachusetts Municipal Obligations or direct U.S. Government obligations, and are properly designated as such. Distributions of capital gain dividends by the Series to a Massachusetts resident are not subject to the Massachusetts personal income tax to the extent such distributions are attributable to gain from the sale of certain Massachusetts Municipal Obligations the gain from which is exempt from the Massachusetts personal income tax, and the distributions are properly designated as such.
Dividends or distributions by the Series to a Massachusetts resident that are attributable to most other sources are subject to the Massachusetts personal income tax. In addition, distributions from the Series may be included in the net income measure of the corporate excise tax for corporate shareholders who are subject to the Massachusetts corporate excise tax. In 1994, the Massachusetts personal income tax statute was modified to provide for graduated rates of tax (with some exceptions) on gains from the sale or exchange of capital assets held for more than one year based on the length of time the asset has been held since January 1, 1995. The Massachusetts Department of Revenue has released proposed regulations providing that the holding period of the mutual fund (rather than that of its shareholders) will be determinative for purposes of applying the revised statute to shareholders that receive capital gain distributions, so long as the mutual fund separately designates the amount of such distributions attributable to each of six classes of gains from the sale or exchange of capital assets held for more than one year in a notice provided to shareholders and the Commissioner of Revenue on or before March 1 of the calendar year after the calendar year of such distributions. In the absence of such notice, the holding period of the assets giving rise to such gains is deemed to be more than one but not more than two years. Shareholders should consult their tax advisers with respect to the Massachusetts tax treatment of capital gain distributions from the Series.

     The shares of the Series are not subject to property taxation by Massachusetts or its political subdivisions.

     Michigan Series. Dividends by the Series to a Michigan resident individual are not subject to the Michigan personal income tax to the extent that the dividends are attributable to income received by the Series as interest from the Series' investment in Michigan Municipal Obligations, obligations of U.S. possessions, as well as direct U.S. Government obligations.


     For Michigan personal income tax purposes, the proportionate share of dividends from the Series' net investment income from other than Michigan Municipal Obligations and from distributions from any short-term or long-term capital gains will be included in Michigan taxable income. Additionally, for Michigan personal income tax purposes, any gain or loss realized when the shareholder sells or exchanges Series' shares will be included in Michigan taxable income.



     Persons engaging in business activities in Michigan may be subject to the Michigan Single Business Tax and should consult their tax advisers with respect to the application of such tax in connection with an investment in the Series.

     Minnesota Series. Dividends paid by the Series to a Minnesota resident are not subject to the Minnesota personal income tax to the extent that the dividends are attributable to income received by the Series as interest from Minnesota Municipal Obligations, provided such attributable dividends represent 95% or more of the exempt-interest dividends that are paid by the Series. Moreover, dividends paid by the Series to a Minnesota resident are not subject to the Minnesota personal income tax to the extent that the dividends are attributable to income received by the Series as interest from a Series' investment in direct U.S. Government obligations. Dividends and distributions by the Series to a Minnesota resident that are attributable to most other sources are subject to the Minnesota personal income tax. Dividends and distributions from the Series will be included in the determination of taxable net income of corporate shareholders who are subject to Minnesota income (franchise) taxes. In addition, dividends attributable to interest received by the Series that is a preference item for Federal income tax purposes, whether or not such interest is from a Minnesota Municipal Obligation, may be subject to the Minnesota alternative minimum tax.

     The shares of the Series are not subject to property taxation by Minnesota or its political subdivisions.

     New Jersey Series. The New Jersey Series is a "qualified investment fund" within the meaning of the New Jersey gross income tax. The primary criteria for constituting a "qualified investment fund" are that (i) the Series is an investment company registered with the Securities and Exchange Commission which, for the calendar year in which the dividends and distributions (if any) are paid, has no investments other than interest-bearing obligations, obligations issued at a discount, and cash and cash items, including receivables, and financial options, futures and forward contracts, or other similar financial instruments relating to interest-bearing obligations, obligations issued at a discount or bond indices related thereto and (ii) at the close of each quarter of the taxable year, the Series has not less than 80% of the aggregate principal amount of all of its investments excluding financial options, futures and forward contracts, or other similar financial instruments related to interest-bearing obligations, obligations issued at a discount or bond indices related thereto, cash and cash items, which cash items shall include receivables, in New Jersey Municipal Obligations, including obligations of Puerto Rico, the Virgin Islands and other territories and possessions of the United States and certain other specified securities exempt from New Jersey income taxes. Additionally, a qualified investment fund must comply with certain continuing reporting requirements.

     If the New Jersey Series continues to qualify as a qualified investment fund and the Series complies with its reporting obligations, (a) dividends and distributions by the New Jersey Series to a New Jersey resident individual shareholder will not be subject to New Jersey gross income tax to the extent that the dividends and distributions are attributable to income earned by the Series as interest on or gain from New Jersey Municipal Obligations, and (b) gain from the sale of New Jersey Series shares by a New Jersey resident individual shareholder will not be subject to the New Jersey gross income tax. Shares of the New Jersey Series are not subject to property taxation by New Jersey or its political subdivisions. To the extent that you are subject to state and local taxes outside of New Jersey, dividends and distributions earned by an investment in the New Jersey Series may represent taxable income.

     North Carolina Series. Dividends paid by the Series to a North Carolina resident that are attributable to interest on North Carolina Municipal Obligations or direct U.S. Government obligations are not subject to the North Carolina income tax. Dividends or distributions attributable to gain realized by the Series from the sale or exchange of certain North Carolina Municipal Obligations issued before July 1, 1995 will not be included in the North Carolina taxable income of a resident individual, trust or estate. Other dividends or distributions which are attributable to net realized securities gains and most other sources are subject to the North Carolina income tax at the applicable rate. Gain realized by a North Carolina resident shareholder from the sale or exchange of an interest held in the North Carolina Series also will be subject to the North Carolina income tax at the applicable rate.

     The North Carolina intangibles tax previously imposed upon certain intangible personal property was repealed, as of January 1, 1995.
Accordingly, shares of the North Carolina Series will not be subject to an intangibles tax in North Carolina.

     To the extent that dividends or distributions from the North Carolina Series increase the surplus of a corporate shareholder required to file a North Carolina franchise tax return, such increase in the surplus will be subject to the North Carolina franchise tax.


     Ohio Series. Dividends paid by the Series to an Ohio resident, or to a corporation subject to the Ohio Corporation Franchise Tax, are not subject to Ohio state and local income taxes or the net income basis of the Ohio Corporation Franchise Tax to the extent that such dividends are attributable to income received by the Series as interest from Ohio Municipal Obligations and direct obligations of the United States, certain Federal agencies and certain U.S. territories. Dividends or distributions paid by the Series to an Ohio resident, or to a corporation subject to the Ohio Corporation Franchise Tax, that are attributable to most other sources are subject to Ohio state and local income taxes and are includible in the net income basis of the Ohio Corporation Franchise Tax. The shares of the Series are not subject to property taxation by the State of Ohio or its political subdivisions, except when held by a "dealer in intangibles" (generally, a person in the lending or brokerage business), a decedent's estate, an Ohio insurance company, or a corporation (other than certain holding companies) taxed on the net worth basis of the Ohio Corporation Franchise Tax.



     Pennsylvania Series. Dividends by the Series will not be subject to the Pennsylvania personal income tax to the extent that the dividends are attributable to interest received by the Series from its investments in Pennsylvania Municipal Obligations and U.S. Government obligations, including obligations issued by U.S. possessions. Dividends by the Series will not be subject to the Philadelphia School District investment income tax to the extent that the dividends are attributable to interest received by the Series from its investments in Pennsylvania Municipal Obligations and U.S. obligations, including obligations issued by U.S. possessions. Dividends or distributions by the Series to a Pennsylvania resident that are attributable to most other sources may be subject to the Pennsylvania personal income tax and (for residents of Philadelphia) to the Philadelphia School District investment net income tax.

     Dividends paid by the Series which are considered "exempt-interest dividends" for Federal income tax purposes are not subject to the Pennsylvania Corporate Net Income Tax, but other dividends or distributions paid by the Series may be subject to that tax. An additional deduction from Pennsylvania taxable income is permitted for dividends or distributions paid by the Series attributable to interest received by the Series from its investments in Pennsylvania Municipal Obligations and U.S. Government obligations to the extent included in Federal taxable income, but such a deduction is reduced by any interest on indebtedness incurred to carry the securities and other expenses incurred in the production of such interest income, including expenses deducted on the Federal income tax return that would not have been allowed under the Code if the interest were exempt from Federal income tax. Series shares are considered exempt assets (with a pro rata exclusion based on the value of the Series attributable to its investments in Pennsylvania Municipal Obligations and U.S. Government obligations, including obligations issued by U.S. possessions) for purposes of determining a corporation's capital stock value subject to the Pennsylvania Capital Stock/Franchise Tax.

     Texas Series. All dividends and distributions by the Series to Texas resident individuals are not subject to taxation by Texas. However, Texas enacted significant changes to its corporate franchise tax law for reporting years beginning January 1, 1992 and thereafter. These changes include the imposition of a tax measured by earned surplus, in addition to the previously existing tax on a corporation's capital. The earned surplus component of the Texas franchise tax is applicable only to the extent that it exceeds the taxable capital component of the franchise tax. For Texas franchise tax purposes, earned surplus is computed by reference to Federal taxable income. Thus, any amounts subject to Federal income tax that are payable by the Series to corporations doing business in or incorporated in Texas generally will be included in the earned surplus component of the Texas franchise tax, to the extent such earned surplus is apportioned to Texas. Dividends and other distributions not subject to Federal income tax generally will be excluded from the calculation of the earned surplus component of the franchise tax.

     Both the capital tax and earned surplus tax components of the Texas franchise tax are computed by reference to the portion of the corporation's capital or earned surplus, respectively, based on the corporation's gross receipts derived from Texas. To the extent dividend and interest payments are made by a corporation not incorporated in Texas, or another type of entity not legally domiciled in Texas, such dividends and payments are not considered to be Texas sourced receipts for franchise tax apportionment purposes.


     Effective with franchise tax reports originally due after January 1, 1994 (which are based upon accounting years ending in 1993), other taxable distributions from the Series to corporations doing business in or incorporated in Texas (such as the proceeds resulting from net gain upon the sale of Series bonds) may be allocable to Texas as Texas sourced gross receipts for the earned surplus component of the franchise tax if: (1) the activities of the recipient corporation do not have a sufficient unitary connection with that corporation's other activities conducted within the state giving rise to the underlying sale of such assets; and (2) the recipient corporation has its commercial domicile in Texas. Although there were attempts made ruing the 1997 legislative session to extend the franchise tax to entities other than corporations and limited liability companies, no such changes occurred then or during the 1999 legislative session.



     The shares of the Series are not subject to property taxation by Texas or its political subdivisions.


     Virginia Series. Subject to the provisions discussed below, dividends paid to shareholders and derived from interest on obligations of the Commonwealth of Virginia or of any political subdivision or instrumentality of the Commonwealth or derived from interest or dividends on obligations of the United States excludable from Virginia taxable income under the laws of the United States, which obligations are issued in the exercise of the borrowing power of the Commonwealth or the United States and are backed by the full faith and credit of the Commonwealth or the United States, will be exempt from Virginia income tax. Dividends paid to shareholders by the Series and derived from interest on debt obligations of certain territories and possessions of the United States (those issued by Puerto Rico, the Virgin Islands and Guam) will be exempt from Virginia income tax. To the extent any portion of the dividends are derived from interest on debt obligations other than those described above, such portion will be subject to Virginia income tax even though it may be excludable from gross income for Federal income tax purposes.

     Generally, dividends distributed to shareholders by the Series and derived from capital gains will be taxable to the shareholders. To the extent any portion of the dividends are derived from taxable interest for Virginia purposes or from net short-term capital gains, such portion will be taxable to the shareholders as ordinary income. The character of long-term capital gains realized and distributed by the Series will flow through to its shareholders regardless of how long the shareholders have held their shares. Capital gains distributed to shareholders derived from Virginia obligations issued pursuant to special Virginia enabling legislation that provides a specific exemption for such gains will be exempt from Virginia income tax. Generally, interest on indebtedness incurred by shareholders to purchase or carry shares of the Fund will not be deductible for Virginia income tax purposes.

     As a regulated investment company, the Series may distribute dividends that are exempt from Virginia income tax to its shareholders if the Series satisfies all requirements for conduit treatment under Federal law and, at the close of each quarter of its taxable year, at least 50% of the value of its total assets consists of obligations the interest on which is exempt from taxation under Federal law. If the Series fails to qualify, no part of its dividends will be exempt from Virginia income tax.

     When taxable income of a regulated investment company is commingled with exempt income, all distributions of the income are presumed taxable to the shareholders unless the portion of income that is exempt from Virginia income tax can be determined with reasonable certainty and substantiated. Generally, this determination must be made for each distribution to each shareholder. The Virginia Department of Taxation has adopted a policy, however, of allowing shareholders to exclude from Virginia taxable income the exempt portion of distributions from a regulated investment company even though the shareholders receive distributions monthly but receive reports substantiating the exempt portion of such distributions at less frequent intervals. Accordingly, if the Series receives taxable income, the Series must determine the portion of income that is exempt from Virginia income tax and provide such information to the shareholders in accordance with the foregoing so that the shareholders may exclude from Virginia taxable income the exempt portion of the distribution from the Series.


                           PORTFOLIO TRANSACTIONS

     Portfolio securities ordinarily are purchased from and sold to parties acting as either principal or agent. Newly-issued securities ordinarily are purchased directly from the issuer or from an underwriter; other purchases and sales usually are placed with those dealers from which it appears that the best price or execution will be obtained. Usually no brokerage commissions, as such, are paid by the Fund for such purchases and sales, although the price paid usually includes an undisclosed compensation to the dealer acting as agent. The prices paid to underwriters of newly-issued securities usually include a concession paid by the issuer to the underwriter, and purchases of after-market securities from dealers ordinarily are executed at a price between the bid and asked price. No brokerage commissions have been paid by the Fund to date.

     Transactions are allocated to various dealers by the Fund's portfolio managers in their best judgment. The primary consideration is prompt and effective execution of orders at the most favorable price. Subject to that primary consideration, dealers may be selected for research, statistical or other services to enable the Manager to supplement its own research and analysis with the views and information of other securities firms and may be selected based upon their sales of shares of the Series or other funds managed, advised or administered by the Manager or its affiliates.

     Research services furnished by brokers through which the Fund effects securities transactions may be used by the Manager in advising other funds it advises and, conversely, research services furnished to the Manager by brokers in connection with other funds the Manager advises may be used by the Manager in advising the Fund. Although it is not possible to place a dollar value on these services, it is the opinion of the Manager that the receipt and study of such services should not reduce the overall expenses of its research department.

     Each Series anticipates that its annual portfolio turnover rate generally will not exceed 100%, but the turnover rate will not be a limiting factor when a Series deems it desirable to sell or purchase securities. Therefore, depending upon market conditions, a Series' annual portfolio turnover rate may exceed 100% in particular years.

                           PERFORMANCE INFORMATION


     The current yield for the 30-day period ended April 30, 1999, for Class A, Class B and Class C of each Series was as follows:


                   Current    Net of Absorbed
Name of Series      Yield        Expenses1

Class A:
Connecticut       3.84%              -
Series
Florida Series    3.74               -
Georgia Series    3.59               -
Maryland Series   4.17               -
Massachusetts     3.67               -
Series
Michigan Series   3.62               -
Minnesota Series  3.89               -
New Jersey Series 3.78               -
North Carolina    3.83               -
Series
Ohio Series       3.72               -
Pennsylvania      4.06               -
Series
Texas Series      3.87             3.79%
Virginia Series   4.11               -
____________________________

1 This column sets forth current yield had certain expenses for the indicated Series not been absorbed.



                   Current    Net of Absorbed
Name of Series      Yield        Expenses1


Class B:
Connecticut       3.50%              -
Series
Florida Series    3.42               -
Georgia Series    3.25               -
Maryland Series   3.83               -
Massachusetts     3.33               -
Series
Michigan Series   3.34               -
Minnesota Series  3.57               -
New Jersey Series 3.45               -
North Carolina    3.50               -
Series
Ohio Series       3.39               -
Pennsylvania      3.74               -
Series
Texas Series      3.55             3.45%
Virginia Series   3.79               -
___________



1 This column sets forth current yield had certain expenses for the indicated Series not been absorbed.

                   Current    Net of Absorbed
Name of Series      Yield        Expenses1


Class C:
Connecticut         3.25%            -
Series
Florida Series       3.09            -
Georgia Series       3.17            -
Maryland Series      3.61            -
Massachusetts        3.07            -
Series
Michigan Series      3.08            -
Minnesota Series     3.26            -
New Jersey Series    3.18            -
North Carolina       3.28            -
Series
Ohio Series          3.09            -
Pennsylvania         3.44            -
Series
Texas Series         3.24          3.17%
Virginia Series      3.57            -



____________________________

1 This column sets forth current yield had certain expenses for the indicated Series not been absorbed.

Current yield is computed pursuant to a formula which operates as follows:
The amount of each Series' expenses accrued for the 30-day period (net of reimbursements) is subtracted from the amount of the dividends and interest earned (computed in accordance with regulatory requirements) by the Series during the period. That result is then divided by the product of: (a) the average daily number of shares outstanding during the period that were entitled to receive dividends, and (b) the net asset value (or maximum offering price in the case of Class A) per share on the last day of the period less any undistributed earned income per share reasonably expected to be declared as a dividend shortly thereafter. The quotient is then added to 1, and that sum is raised to the 6th power, after which 1 is subtracted.
The current yield is then arrived at by multiplying the result by 2.

     Based upon the 1999 combined (except where noted) Federal and applicable State tax rate specified below, the tax equivalent yield for the 30-day period ended April 30, 1999 for Class A, Class B and Class C of each Series was as follows:

                                  Tax         Net of
Name of Series    Tax Rate    Equivalent     Absorbed
                                 Yield       Expenses1


Class A:
Connecticut     42.32%        6.66%              -
Series
Florida         39.60         6.19               -
Series2
Georgia Series  43.22         6.32               -
Maryland        42.53         7.26               -
Series
Massachusetts   43.19         6.46               -
Series
Michigan        42.26         6.27               -
Series
Minnesota       44.73         7.04               -
Series
New Jersey      43.45         6.68               -
Series
North Carolina  44.28         6.87               -
Series
Ohio Series     43.71         6.61               -
Pennsylvania    44.12         7.27               -
Series
Texas Series2   39.60         6.41             6.27%
Virginia        43.07         7.22               -
Series


___________________________

1 This column sets forth tax equivalent yield had certain expenses for the indicated Series not been absorbed.
2 Federal tax rate only.  No state personal income tax imposed during 1999.

                                  Tax         Net of
Name of Series    Tax Rate    Equivalent     Absorbed
                                 Yield       Expenses1


Class B:
Connecticut     42.32%        6.07%              -
Series
Florida         39.60         5.66               -
Series2
Georgia Series  43.22         5.72               -
Maryland        42.53         6.66               -
Series
Massachusetts   43.19         5.86               -
Series
Michigan        42.26         5.78               -
Series
Minnesota       44.73         6.46               -
Series
New Jersey      43.45         6.10               -
Series
North Carolina  44.28         6.28               -
Series
Ohio Series     43.71         6.02               -
Pennsylvania    44.12         6.69               -
Series
Texas Series2   39.60         5.88             5.71%
Virginia        43.07         6.66               -
Series


___________________________

1 This column sets forth tax equivalent yield had certain expenses for the indicated Series not been absorbed.
2 Federal tax rate only.  No state personal income tax imposed during 1999.

                                  Tax         Net of
Name of Series    Tax Rate    Equivalent     Absorbed
                                 Yield       Expenses1


Class C:
Connecticut     42.32%        5.63%              -
Series
Florida         39.60         5.12               -
Series2
Georgia Series  43.22         5.58               -
Maryland        42.53         6.28               -
Series
Massachusetts   43.19         5.40               -
Series
Michigan        42.26         5.33               -
Series
Minnesota       44.73         5.90               -
Series
New Jersey      43.45         5.62               -
Series
North Carolina  44.28         5.89               -
Series
Ohio Series     43.71         5.49               -
Pennsylvania    44.12         6.16               -
Series
Texas Series2   39.60         5.36             5.25%
Virginia        43.07         6.27               -
Series



1 This column sets forth tax equivalent yield had certain expenses for the indicated Series not been absorbed.
2 Federal tax rate only.  No state personal income tax imposed during 1999.

Tax equivalent yield is computed by dividing that portion of the current yield (calculated as described above) which is tax-exempt by 1 minus a stated tax rate and adding the quotient to that portion, if any, of the yield of the Series that is not tax-exempt.


     The tax equivalent yield noted above represents the application of the highest marginal personal tax rates currently in effect. For Federal personal income tax purposes, a 39.60% tax rate has been used. The tax equivalent figure, however, does not include the potential effect of any local (including, but not limited to, county, district or city) taxes, including applicable surcharges. In addition, there may be pending legislation which could affect such stated tax rates or yields. Each investor should consult its tax adviser, and consider its own factual circumstances and applicable tax laws, in order to ascertain the relevant tax equivalent yield.



     The average annual total return for the periods indicated for Class A of each Series was as follows:

                1-year period    5-year period    10-year period
Name of Series   ended April    ended April 30,     ended April
                   30, 1999          1999            30, 1999


Connecticut         1.86%           6.06%             7.07%
Series
Florida Series      0.26            4.98              6.86
Georgia Series      0.99            5.75              6.01(1)
Maryland            1.04            6.17              7.23
Series
Massachusetts       1.34            5.73              7.05
Series
Michigan            1.10            5.97              7.37
Series
Minnesota           0.67            5.46              6.89
Series
New Jersey          0.74            5.55              -
Series
North Carolina      0.84            6.27              7.05(2)
Series
Ohio Series         0.93            5.64              7.25
Pennsylvania        1.18            6.37              7.66
Series
Texas Series        0.91            6.83              8.02
Virginia            1.20            6.56              7.41(2)
Series


____________________________

1    For the 6.66 year period ended April 30, 1999.
2    For the 7.75 year period ended April 30, 1999.

     The average annual total return for the periods indicated since the initial offering for Class B of each Series was as follows:


                 1-year period     5-year period        6.290-year
Name of Series    ended April     ended April 30,         period
                    30, 1999            1999         ended April 30, 1999

Connecticut          2.15%           6.19%               6.12%
Series
Florida Series       0.44            5.10                5.27
Georgia Series       1.29            5.90                5.96
Maryland Series      1.24            6.27                6.08
Massachusetts        1.48            5.85                5.85
Series
Michigan Series      1.30            6.08                6.30
Minnesota            0.86            5.57                5.68
Series
New Jersey           1.08            5.68                -
Series
North Carolina       1.10            6.39                6.13
Series
Ohio Series          1.19            5.74                5.94
Pennsylvania         1.46            6.48                6.42
Series
Texas Series         1.19            6.96                6.92
Virginia Series      1.46            6.69                6.43

     The average annual total return for the periods indicated since the initial offering for Class C of each Series was as follows:

                          1-year period     3.710-year period
Name of Series           ended April 30,     ended April 30,
                              1999                1999

Connecticut Series            4.88%                6.55%
Florida Series                3.14                 4.68
Georgia Series                3.59                 5.66
Maryland Series               3.94                 6.36
Massachusetts Series          4.28                 6.12
Michigan Series               4.08                 6.23
Minnesota Series              3.53                 5.39
New Jersey Series             3.67                 4.411
North Carolina Series         4.02                 6.96
Ohio Series                   3.93                 6.03
Pennsylvania Series           4.16                 6.68
Texas Series                  3.87                 7.03
Virginia Series               4.20                 6.90

___________________________

1    For the 3.41 year period ended April 30, 1999.



     Average annual total return is calculated by determining the ending redeemable value of an investment purchased at net asset value (maximum offering price in the case of Class A) per share with a hypothetical $1,000 payment made at the beginning of the period (assuming the reinvestment of dividends and distributions), dividing by the amount of the initial investment, taking the "n"th root of the quotient (where "n" is the number of years in the period) and subtracting 1 from the result. A Class' average annual total return figures calculated in accordance with such formula assume that in the case of Class A the maximum sales load has been deducted from the hypothetical initial investment at the time of purchase or in the case of Class B or Class C the maximum applicable CDSC has been paid upon redemption at the end of the period.

     The total return for the period May 28, 1987 through April 30, 1999 (except where indicated) for Class A of each Series was as follows:

                     Based on Maximum       Based on Net Asset
Name of Series        Offering Price              Value


Connecticut Series         130.94%              141.85%
Florida Series             153.26               165.29
Georgia Series1            47.52                54.48
Maryland Series            118.01               128.30
Massachusetts Series       117.70               127.92
Michigan Series            157.00               169.03
Minnesota Series           133.41               144.48
New Jersey Series2         30.93                37.10
North Carolina Series3     69.49                77.54
Ohio Series                88.12                96.92
Pennsylvania Series4       136.35               147.53
Texas Series               203.34               217.62
Virginia Series3           73.99                82.20



____________________________

1 For the period from September 3, 1992 (commencement of operations) through April 30, 1999.
2 For the period from May 4, 1994 (commencement of operations) through April 30, 1999.
3 For the period from August 1, 1991 (commencement of operations) through April 30, 1999.
4 For the period from July 30, 1987 (commencement of operations) through April 30, 1999.

     The total return for the period January 15, 1993 to April 30, 1999 (except where indicated) for Class B of each Series was as follows:

                       Based on Net      Based on
Name of Series         Asset Value     Maximum CDSC


Connecticut Series        45.27%          45.27%
Florida Series            38.17           38.17
Georgia Series            43.96           43.96
Maryland Series           44.93           44.93
Massachusetts             42.99           42.99
Series
Michigan Series           46.89           46.89
Minnesota Series          41.57           41.57
New Jersey Series1        33.75           31.75
North Carolina            45.37           45.37
Series
Ohio Series               43.73           43.73
Pennsylvania Series       47.87           47.87
Texas Series              52.29           52.29
Virginia Series           48.00           48.00


___________________________________

1    For the period May 4, 1994 (commencement of operations) to April 30,
1999.

     The total return for the period August 15, 1995 to April 30, 1999 (except where indicated) for Class C of each Series was as follows:

Name of Series       Based on Net Asset
                     Value*


Connecticut Series   26.52%
Florida Series       18.50
Georgia Series       22.66
Maryland Series      25.71
Massachusetts        24.64
Series
Michigan Series      25.13
Minnesota Series     21.52
New Jersey Series1   15.85
North Carolina       28.33
Series
Ohio Series          24.28
Pennsylvania Series  27.10
Texas Series         28.68
Virginia Series      28.09



___________________________________
*    No CDSC is charged Class C shares after one year of purchase.
1    For the period December 4, 1995 (commencement of operations) to
     April 30, 1999.


     Total return is calculated by subtracting the amount of the Series' net asset value (maximum offering price in the case of Class A) per share at the beginning of a stated period from the net asset value per share at the end of the period (after giving effect to the reinvestment of dividends and distributions during the period and any applicable CDSC), and dividing the result by the net asset value (maximum offering price in the case of Class
A) per share at the beginning of the period. Total return also may be calculated based on the net asset value per share at the beginning of the period for Class A shares or without giving effect to any applicable CDSC at the end of the period for Class B or Class C shares. In such cases, the calculation would not reflect the deduction of the sales load with respect to Class A shares or any applicable CDSC with respect to Class B or Class C shares which, if reflected, would reduce the performance quoted.

     On March 31, 1997, the New Jersey Series commenced operations through a transfer of assets from the New Jersey Series of Premier Insured Municipal Bond Fund (the "Insured New Jersey Fund"). The performance information provided above for periods prior to such date for the New Jersey Series is for the Insured New Jersey Fund and reflects the fact that for such periods, the Insured New Jersey Fund was required to invest (i) at least 65% of the value of its total assets in Municipal Obligations insured as to timely payment of principal and interest by recognized insurers of Municipal Obligations and (ii) in Municipal Obligations rated no lower than Baa by Moody's or BBB by S&P and Fitch.

     From time to time, the Fund may use hypothetical tax equivalent yields or charts in its advertising. These hypothetical yields or charts will be used for illustrative purposes only and not as being representative of the Fund's past or future performance.

     Comparative performance information may be used from time to time in advertising the Fund's shares, including data from Lipper Analytical Services, Inc., Moody's Bond Survey Bond Index, Lehman Brothers Municipal Bond Index, Morningstar, Inc. and other industry publications. Advertising materials for the Fund may refer to or discuss then-current or past economic conditions, developments and/or events, including those relating to actual or proposed tax legislation. From time to time, advertising materials for the Fund also may refer to statistical or other information concerning trends relating to investment companies, as compiled by industry associations such as the Investment Company Institute, and to Morningstar ratings and related analysis supporting such ratings.

     The Fund may compare its performance, directly as well as against inflation, with that of other instruments, such as short-term Treasury bills (which are direct obligations of the U.S. Government), FDIC-insured bank money market accounts and FDIC-insured fixed-rate certificates of deposit. In addition, advertising for the Fund may indicate that investors may consider diversifying their investment portfolios in order to seek protection of the value of their assets against inflation.

     From time to time, advertising materials for the Fund may include biographical information relating to its portfolio managers and may refer to, or include commentary by a portfolio manager relating to an investment strategy, asset growth, current or past business, political, economic or financial conditions and other matters of general interest to investors.


                         INFORMATION ABOUT THE FUND

     Each share has one vote and, when issued and paid for in accordance with the terms of the offering, is fully paid and non-assessable. Shares have no preemptive or subscription rights and are freely transferable.

     The Fund is organized as an unincorporated business trust under the laws of the Commonwealth of Massachusetts. Under Massachusetts law, shareholders could, under certain circumstances, be held personally liable for the obligations of the Fund. However, the Fund's Agreement and Declaration of Trust (the "Trust Agreement") disclaims shareholder liability for acts or obligations of the Fund and requires that notice of such disclaimer be given in each agreement, obligation or instrument entered into or executed by the Fund or a Trustee. The Trust Agreement provides for indemnification from a Series' property for all losses and expenses of any shareholder held personally liable for the obligations of the Series. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which the Series itself would be unable to meet its obligations, a possibility which management believes is remote. Upon payment of any liability incurred by the Series, the shareholder paying such liability will be entitled to reimbursement from the general assets of the Series. The Fund intends to conduct its operations in such a way so as to avoid, as far as possible, ultimate liability of the shareholders for liabilities of the Series.

     Unless otherwise required by the 1940 Act, ordinarily it will not be necessary for the Fund to hold annual meetings of shareholders. As a result, shareholders may not consider each year the election of Board members or the appointment of auditors. However, the holders of at least 10% of the shares outstanding and entitled to vote may require the Fund to hold a special meeting of shareholders for purposes of removing a Board member from office. Shareholders may remove a Board member by the affirmative vote of two-thirds of the Fund's outstanding voting shares. In addition, the Board will call a meeting of shareholders for the purpose of electing Board members if, at any time, less than a majority of the Board members then holding office have been elected by shareholders.

     The Fund is a "series fund," which is a mutual fund divided into separate portfolios, each of which is treated as a separate entity for certain matters under the 1940 Act and for other purposes. A shareholder of one portfolio is not deemed to be a shareholder of any other portfolio. For certain matters shareholders vote together as a group; as to others they vote separately by portfolio.

     To date, the Board has authorized the creation of thirteen Series of shares. All consideration received by the Fund for shares of one of the Series, and all assets in which such consideration is invested, will belong to that Series (subject only to the rights of creditors of the Fund) and will be subject to the liabilities related thereto. The income attributable to, and the expenses of, one Series would be treated separately from those of the other Series. The Fund has the ability to create, from time to time, new series without shareholder approval.

     Rule 18f-2 under the 1940 Act provides that any matter required to be submitted under the provisions of the 1940 Act or applicable state law or otherwise to the holders of the outstanding voting securities of any investment company, such as the Fund, will not be deemed to have been effectively acted upon unless approved by the holders of a majority of the outstanding shares of each series affected by such matter. Rule 18f-2 further provides that a series shall be deemed to be affected by a matter unless it is clear that the interests of each series in the matter are identical or that the matter does not affect any interest of such series. However, the rule exempts the selection of independent accountants and the election of Board members from the separate voting requirements of the rule.

     Each Series is intended to be a long-term investment vehicle and is not designed to provide investors with a means of speculating on short-term market movements. A pattern of frequent purchases and exchanges can be disruptive to efficient portfolio management and, consequently, can be detrimental to the Series' performance and its shareholders. Accordingly, if the Fund's management determines that an investor is following a market-timing strategy or is otherwise engaging in excessive trading, the Fund, with or without prior notice, may temporarily or permanently terminate the availability of Fund Exchanges, or reject in whole or part any purchase or exchange request, with respect to such investor's account. Such investors also may be barred from purchasing other funds in the Dreyfus Family of Funds. Generally, an investor who makes more than four exchanges out of a Series during any calendar year or who makes exchanges that appear to coincide with a market-timing strategy may be deemed to be engaged in excessive trading. Accounts under common ownership or control will be considered as one account for purposes of determining a pattern of excessive trading. In addition, the Fund may refuse or restrict purchase or exchange requests for shares by any person or group if, in the judgment of the Fund's management, the Series would be unable to invest the money effectively in accordance with its investment objective and policies or could otherwise be adversely affected or if the Series receives or anticipates receiving simultaneous orders that may significantly affect the Series (e.g., amounts equal to 1% or more of the Series' total assets). If an exchange request is refused, the Fund will take no other action with respect to the shares until it receives further instructions from the investor. A Series may delay forwarding redemption proceeds for up to seven days if the investor redeeming shares is engaged in excessive trading or if the amount of the redemption request otherwise would be disruptive to efficient portfolio management or would adversely affect the Series. The Fund's policy on excessive trading applies to investors who invest in a Series directly or through financial intermediaries, but does not apply to the Auto-Exchange Privilege, to any automatic investment or withdrawal privilege described herein, or to participants in employer-sponsored retirement plans.

     During times of drastic economic or market conditions, the Fund may suspend Fund Exchanges temporarily without notice and treat exchange requests based on their separate components -- redemption orders with a simultaneous request to purchase the other fund's shares. In such a case, the redemption request would be processed at the Series' next determined net asset value but the purchase order would be effective only at the net asset value next determined after the fund being purchased receives the proceeds of the redemption, which may result in the purchase being delayed.

     To offset the relatively higher costs of servicing smaller accounts, the Fund will charge regular accounts with balances below $2,000 an annual fee of $12. The valuation of accounts and the deductions are expected to take place during the last four months of each year. The fee will be waived for any investor whose aggregate Dreyfus mutual fund investments total at least $25,000, and will not apply to IRA accounts or to accounts participating in automatic investment programs or opened through a securities dealer, bank or other financial institution, or to other fiduciary accounts.

     The Fund sends annual and semi-annual financial statements to all its shareholders.

     The Manager's legislative efforts led to the 1976 Congressional Amendment to the Code permitting an incorporated mutual fund to pass through tax exempt income to its shareholders. The Manager offered to the public the first incorporated tax exempt fund and currently manages or administers over $24 billion in tax exempt assets.


                      COUNSEL AND INDEPENDENT AUDITORS

     Stroock & Stroock & Lavan LLP, 180 Maiden Lane, New York, New York 10038-4982, as counsel for the Company, has rendered its opinion as to certain legal matters regarding the due authorization and valid issuance of the shares being sold pursuant to each Fund's Prospectus.


     Ernst & Young LLP, 787 Seventh Avenue, New York, New York 10019, independent auditors, have been selected as independent auditors of the Company.



                                 APPENDIX A

                          RISK FACTORS -- INVESTING
                       IN STATE MUNICIPAL OBLIGATIONS

     The following information constitutes only a brief summary, does not purport to be a complete description, and is based primarily on information drawn from official statements relating to securities offerings of the relevant State available as of the date of this Statement of Additional Information. While the Fund has not independently verified this information, it has no reason to believe that such information is not correct in all material respects.



     Connecticut Series                                  B-78
     Florida Series                                      B-81
     Georgia Series                                      B-86
     Maryland Series                                     B-91
     Massachusetts Series                                B-93
     Michigan Series                                     B-95
     Minnesota Series                                    B-100
     New Jersey Series                                   B-106
     North Carolina Series                               B-108
     Ohio Series                                         B-114
     Pennsylvania Series                                 B-123
     Texas Series                                        B-133
     Virginia Series                                     B-141



Connecticut Series


     Manufacturing has historically been of prime economic importance to Connecticut. The State's manufacturing industry is diversified, with transportation equipment (primarily aircraft engines, helicopters and submarines) as the dominant industry, followed by fabricated metals, non-electrical machinery, and electrical equipment. As a result of a rise in employment in service-related industries and a decline in manufacturing employment, however, manufacturing accounted for only 17.09% of total non-agricultural employment in Connecticut in 1997. Defense-related business represents a relatively high proportion of the manufacturing sector. On a per capita basis, defense awards to Connecticut have traditionally been among the highest in the nation, and reductions in defense spending have had a substantial adverse impact on Connecticut's economy.


     The average annual unemployment rate in Connecticut increased from a low of 3.0% in 1988 to a high of 7.6% in 1992 and, after a number of important changes in the method of calculation, was reported to be 5.8% in 1996. Average per capita personal income of Connecticut residents increased in every year from 1989 to 1997, rising from $25,443 to $36,434. However, pockets of significant unemployment and poverty exist in several Connecticut cities and towns.


     At the end of the 1990-1991 fiscal year, the General Fund had an accumulated unappropriated deficit of $965,712,000. For the seven fiscal years ended June 30, 1998, the General Fund ran operating surpluses, based on the State's budgetary method of accounting, of approximately $110,200,000, $113,500,000, $19,700,000, $80,500,000, $250,000,000,
$262,600,000, and $312,900,000, respectively. As a result of legislative action in the final month of the 1998-1999 fiscal year substantially increasing expenditures, a General Fund surplus of only $31,000,000 for the year is expected. General Fund budgets adopted for the biennium ending June 30, 2001, authorize expenditures of $10,581,600,000 for the 1999-2000 fiscal year and $11,085,200,000 for the 2000-2001 fiscal year and project surpluses of $64,400,000 and $4,800,000, respectively, for those years.




     During 1991 the State issued a total of $965,710,000 Economic Recovery Notes. The notes were to be payable no later than June 30, 1996, but as part of the budget adopted for the biennium ended June 30, 1997, payment of the notes scheduled to be paid during the 1995-1996 fiscal year was rescheduled to be made over the four fiscal years ending June 30, 1999.
The outstanding notes were $78,055,000 as of December 1, 1998.

     The State's primary method for financing capital projects is through the sale of general obligation bonds. These bonds are backed by the full faith and credit of the State. As of December 1, 1998, the State had authorized direct general obligation bond indebtedness totaling $12,398,200,000, of which $11,057,371,000 had been approved for issuance by the State Bond Commission and $9,814,857,000 had been issued. As of December 1, 1998, net State direct general obligation bond indebtedness outstanding was $6,837,131,000.

     In 1995, the State established the University of Connecticut as a separate corporate entity to issue bonds and construct certain infrastructure improvements. The University was authorized to issue bonds totaling $962,000,000 by June 30, 2005, that are secured by a State debt service commitment to finance the improvements.

     In addition, the State has limited or contingent liability on a significant amount of other bonds. Such bonds have been issued by the following quasi-public agencies: the Connecticut Housing Finance Authority, the Connecticut Development Authority, the Connecticut Higher Education Supplemental Loan Authority, the Connecticut Resources Recovery Authority and the Connecticut Health and Educational Facilities Authority. Such bonds have also been issued by the cities of Bridgeport and West Haven and the Southeastern Connecticut Water Authority. As of December 1, 1998, the amount of bonds outstanding on which the State has limited or contingent liability totaled $4,054,900,000.

     In 1984, the State established a program to plan, construct and improve the State's transportation system (other than Bradley International Airport). The total cost of the program through June 30, 2002, is currently estimated to be $12.6 billion, to be met from federal, state, and local funds. The State expects to finance most of its $5.1 billion share of such cost by issuing $4.6 billion of special tax obligation ("STO") bonds. The STO bonds are payable solely from specified motor fuel taxes, motor vehicle receipts, and license, permit and fee revenues pledged therefor and credited to the Special Transportation Fund, which was established to budget and account for such revenues.

     The State's general obligation bonds are rated "Aa3" by Moody's and "AA" by Fitch. On October 8, 1998, Standard & Poor's upgraded its rating of the State's general obligation bonds from "AA-" to "AA."

     The State, its officers and its employees are defendants in numerous lawsuits. Although it is not possible to determine the outcome of these lawsuits, the Attorney General has opined that an adverse decision in any of the following cases might have a significant impact on the State's financial position: (i) an action on behalf of all persons with traumatic brain injury who have been placed in certain State hospitals, and other persons with acquired brain injury who are in the custody of the Department of Mental Health and Addiction Services, claiming that their constitutional rights are violated by placement in State hospitals alleged not to provide adequate treatment and training, and seeking placement in community residential settings with appropriate support services; (ii) litigation involving claims by Indian tribes to portions of the State's land area;
(iii) an action by certain students and municipalities claiming that the State's formula for financing public education violates the State's Constitution and seeking a declaratory judgment and injunctive relief; and
(iv) an action for money damages for the death of a young physician killed in an automobile accident allegedly as a result of negligence of the State.

     As a result of litigation on behalf of black and Hispanic school children in the City of Hartford seeking "integrated education" within the Greater Hartford metropolitan area, on July 9, 1996, the State Supreme Court directed the legislature to develop appropriate measures to remedy the racial and ethnic segregation in the Hartford public schools. The Superior Court recently ordered the State to show cause as to whether there has been compliance with the Supreme Court's ruling. The fiscal impact of this decision might be significant but is not determinable at this time.

     The State's Department of Information Technology is reviewing the State's Year 2000 exposure and developing plans for modification or replacement of existing software that it believes will prevent significant operations problems. There is a risk that the plan will not be completed on time, that planned testing will not reveal all problems, or that systems of others on whom the State relies will not be updated in a timely manner. If the necessary remediations are not completed in a timely fashion, the Year 2000 problem may have a material impact on the operations of the State.

     General obligation bonds issued by municipalities are payable primarily from ad valorem taxes on property located in the municipality. A municipality's property tax base is subject to many factors outside the control of the municipality, including the decline in Connecticut's manufacturing industry. Certain Connecticut municipalities have experienced severe fiscal difficulties and have reported operating and accumulated deficits. The most notable of these is the City of Bridgeport, which filed a bankruptcy petition on June 7, 1991. The State opposed the petition. The United States Bankruptcy Court for the District of Connecticut held that Bridgeport had authority to file such a petition but that its petition should be dismissed on the grounds that Bridgeport was not insolvent when the petition was filed. State legislation enacted in 1993 prohibits municipal bankruptcy filings without the prior written consent of the Governor.

     In addition to general obligation bonds backed by the full faith and credit of the municipality, certain municipal authorities finance projects by issuing bonds that are not considered to be debts of the municipality. Such bonds may be repaid only from revenues of the financed project, the revenues from which may be insufficient to service the related debt obligations.

     Regional economic difficulties, reductions in revenues and increases in expenses could lead to further fiscal problems for the State and its political subdivisions, authorities and agencies. Difficulties in payment of debt service on borrowings could result in declines, possibly severe, in the value of their outstanding obligations, increases in their future borrowing costs, and impairment of their ability to pay debt service on their obligations.

Florida Series

     Revenues and Expenditures. Financial operations of the State of Florida covering all receipts and expenditures are maintained through the use of three funds: General Revenue Fund, Trust Funds and Working Capital Fund. The General Revenue Fund receives the majority of State tax revenues. The Trust Funds consist of monies received by the State which under law or trust agreement are segregated for a purpose authorized by law. Revenues in the General Revenue Fund which are in excess of the amount needed to meet appropriations may be transferred to the Working Capital Fund. Beginning in 1993-94, the Florida Constitution requires that the State establish a Budget Stabilization Fund. This fund is to contain a balance of at least 1% of the previous year's net General Revenue collections in 1994-95, 2% in 1995-96, 3% in 1996-97, 4% in 1997-98 and 5% in 1998-99 and thereafter. These monies can be only spent for the purpose of covering revenue shortfalls and for emergency purposes as defined by general law. Implementing legislation establishing this fund was enacted during the 1994 Session of the Florida legislature.

     In November of 1994, Florida voters approved an amendment to the Florida Constitution which set forth limitations on revenue collections by the State. With certain exceptions, State revenues collected for any fiscal year are limited to State revenues allowed under the amendment for the prior fiscal year plus an adjustment for growth.

     As used in the amendment, "growth" means an amount equal to the average annual rate of growth in Florida personal income over the most recent twenty quarters times the State revenues allowed under the amendment for the prior fiscal year. For the 1996-1997 fiscal year, the State revenues allowed under the amendment for the prior fiscal year shall equal the State revenues collected for the 1995-1996 fiscal year. Florida personal income will be determined by the Legislature, from information available from the United States Department of Commerce or its successor on the first day of February prior to the beginning of the fiscal year. State revenues collected for any fiscal year in excess of this limitation will be transferred to the Budget Stabilization Fund until the fund reaches the maximum balance specified above, and thereafter shall be refunded to taxpayers as provided by general law. State revenues allowed under the amendment for any fiscal year may be increased by a two-thirds vote of the membership of each house of the Florida Legislature.

     For purposes of the amendment, "State revenues" means taxes, fees, licenses, and charges for services imposed by the Legislature on individuals, businesses, or agencies outside State government. However, "State revenues" does not include: revenues that are necessary to meet the requirements set forth in documents authorizing the issuance of bonds by the State; revenues that are used to provide matching funds for the federal Medicaid program with the exception of the revenues used to support the Public Medical Assistance Trust Fund or its successor program and with the exception of State matching funds used to fund elective expansions made after July 1, 1994; proceeds from the State Lottery returned as prizes; receipts of the Florida Hurricane Catastrophe Fund; balances carried forward from prior fiscal years; taxes, licenses, fees and charges for services imposed by local, regional, or school district governing bodies; or revenue from taxes, licenses, fees and charges for services required to be imposed by any amendment or revision to the State Constitution after July 1, 1994. An adjustment to the revenue limitation will be made by general law to reflect the fiscal impact of transfers of responsibility for the funding of governmental functions between the State and other levels of government.

     The amendment became effective January 1, 1995.

     The Florida Constitution and Statutes mandate that the State budget as a whole, and each separate fund within the State budget, be kept in balance from currently available revenues each State fiscal year.

     Florida ended fiscal years 1996-97 and 1997-98 with General Revenue plus Working Capital Funds unencumbered reserves of approximately $440.5 million and $744.0 million, respectively. Estimated fiscal year 1997-98 General Revenue plus Working Capital Funds available total $22.6 billion. Total effective appropriations for the 1998-99 fiscal year are estimated at $21.7 billion, resulting in estimated unencumbered reserves of $900.0 million at the end of the fiscal year.

     In fiscal year 1997-98, the State derived approximately 60% of its total direct revenues from the General Revenue Fund, Trust Funds and Working Capital Fund from State taxes. Federal grants and other special revenues accounted for the remaining revenues. Major sources of tax revenues to the General Revenue Fund are the sales and use tax, corporate income tax, and beverage tax, which amounted to 61%, 6% and 2.5%, respectively, of total General Revenue Fund receipts.

     State expenditures are categorized for budget and appropriation purposes by type of fund and spending unit, which are further subdivided by line item. In fiscal year 1997-98, expenditures from the General Revenue Fund for education, health and welfare and public safety amounted to approximately 28%, 35% and 7%, respectively, of total General Revenues.

     Sales and Use Tax. The greatest single source of tax receipts in Florida is the sales and use tax. The sales tax is 6% of the sales price of tangible property sold at retail in the State. The use tax is 6% of the cost price of tangible personal property when the same is not sold but is used, or stored for use, in the State. The use tax also applies to the use in the State of tangible personal property purchased outside Florida which would have been subject to the sales tax if purchased from a Florida dealer. Less than 10% of the sales tax is designated for local governments and is distributed to the respective counties in which it is collected for use by such counties and municipalities therein. In addition to this distribution, local governments may (by referendum) assess a .5% or 1% discretionary sales surtax within their county. Proceeds from this local option sales tax are earmarked for funding local infrastructure programs and acquiring land for public recreation or conservation or protection of natural resources. In addition, non-consolidated counties with populations in excess of 800,000 may levy a local option sales tax to fund indigent health care. This tax rate may not exceed .5% and the combined levy of the indigent health care surtax and the infrastructure surtax described above may not exceed 1%. Furthermore, charter counties which adopted a charter prior to June 1, 1976, and each county with a consolidated county/municipal government, may (by referendum) assess up to a 1% discretionary sales surtax within their county. Proceeds from this tax are earmarked for the development, construction, maintenance and operation of a fixed guideway rapid transit system or may be remitted to an expressway or transportation authority for use on country roads and bridges, for a bus system, or to service bonds financing roads and bridges. The two taxes, sales and use, stand as complements to each other, and taken together provide a uniform tax upon either the sale at retail or the use of all tangible personal property irrespective of where it may have been purchased. This tax also includes a levy on the following: (i) rentals of tangible personal property, transient lodging and non-residential real property; (ii) admissions to places of amusements, most sports and recreation events; (iii) utilities, except those used in homes; and (iv) restaurant meals. Exemptions include: groceries; medicines; hospital rooms and meals; fuels used to produce electricity; purchases by religious, charitable and educational nonprofit institutions; most professional, insurance and personal service transactions; apartments used as permanent dwellings; the trade-in value of motor vehicles; and residential utilities.

     All receipts of the sales and use tax, with the exception of the tax on gasoline and special fuels, are credited to either the General Revenue Fund, the Solid Waste Management Trust Fund, or countries and cities. For the State fiscal year which ended June 30, 1998, receipts from this source were $13.349 billion, an increase of 10% from fiscal year 1996-97.

     Fuels Sale Tax. The second largest source of State tax receipts is the tax on fuel sales. Preliminary data show collections from this source in the State fiscal year ended June 30, 1998, were $1.518 billion. However, these revenues are almost entirely dedicated trust funds for specific purposes and are not included in the State General Revenue Fund.

     State and local taxes on motor fuels (gasoline and special fuel) include several distinct fuel taxes: (i) the State fuels sales tax levied at a rate calculated by The State Department of Revenue by adjusting the 1997 base rate of 6.9 cents per gallon by the percentage change in the CPI for the most recent 12 month period ending September 30, compared to the base year average which is the average for the 12 month period ending September 30, 1989. For Calendar Year 1998 the rate was nine cents per gallon; for Calendar Year 1999 the rate is 9.1 cents per gallon; (ii) the State excise tax of four cents per gallon of motor fuel, proceeds distributed to local governments; (iii) the State Comprehensive Enhanced Transportation System (SCETS) tax, which is levied at a rate in each county equal to two-thirds of the sum of the county's local option motor fuel taxes; and (iv) local option motor fuel taxes, which may range between one cent to seven cents per gallon.

     Alcoholic Beverage Tax. Florida's alcoholic beverage tax is an excise tax on beer, wine, and liquor. This tax is one of the State's major tax sources, with revenues totaling $566.2 million in State fiscal year ended June 30, 1998. Alcoholic beverage receipts declined from the previous year's total. The revenues collected from this tax are deposited into the State's General Revenue Fund.

     Corporate Income Tax. Pursuant to an amendment to the State Constitution, the State Legislature adopted, effective January 1, 1972, the "Florida Income Tax Code" imposing a tax upon the net income of corporations, organizations, associations and other artificial entities for the privilege of conducting business, deriving income or existing within the State. This tax does not apply to natural persons who engage in a trade or business or profession under their own or any fictitious name, whether individually as proprietorships or in partnerships with others, estates of decedents or incompetents, or testamentary trusts.

     The tax is imposed in an amount equal to 5.5% of the taxpayer's net corporate income for the taxable year, less a $5,000 exemption, as defined in such Code. Net income is defined by the Code as that share of a taxpayer's adjusted Federal income for such year which is apportioned to the State of Florida. Apportionment is by weighted factors of sales (50%), property (25%) and payroll (25%). All business income is apportioned and non-business income is allocated to a single jurisdiction, usually the State of commercial domicile.

     All receipts of the corporate income tax are credited to the General Revenue Fund. For the fiscal year ended June 30, 1998, receipts from this source were $1.395 billion, an increase of 3% from fiscal year 1996-97.

     Documentary Stamp Tax. Deeds and other documents relating to a realty are taxed at 70 cents per $100 of consideration, while corporate shares, bonds, certificates of indebtedness, promissory notes, wage assignments and retail charge accounts are taxed at 35 cents per $100 of consideration. Documentary stamp tax collections totaled $1.005 billion during fiscal year 1997-98, posting a 16% increase from the previous fiscal year. The General Revenue Fund receives approximately 2% of documentary stamp tax collections.

     Gross Receipts Tax. Effective July 1, 1992, the tax rate was increased from 2.25% to 2.5% of the gross receipts of electric, natural gas and telecommunications services. All gross receipts utilities collections are credited to the Public Education Capital Outlay and Debt Service Trust Fund. In fiscal year 1997-98, gross receipts utilities tax collections totaled $638.0 million, an increase of 5% over the previous fiscal year.

     Intangible Personal Property Tax. This tax is levied on two distinct bases: (i) stocks, bonds, including bonds secured by Florida realty, notes, government leaseholds, interests in limited partnerships registered with the SEC, and other miscellaneous intangible personal property not secured by liens on Florida realty are taxed annually at a rate of 2 mills, (ii) mortgages and other obligations secured by liens on Florida realty, taxed with a non-recurring 2 mill tax.

     Of the tax proceeds, 33.5% is distributed to the Municipal Revenue Sharing Trust Fund. The remainder is distributed to the General Reserve Fund.

     Fiscal year 1997-98 total intangible personal property tax collections were $1.164 billion, a 16% increase over the prior year.

     Severance Taxes. The severance tax includes the taxation of oil, gas and sulfur production and a tax on the severance of primarily phosphate rock and other solid minerals. Collections from severance taxes totaled $61.269 million during fiscal year 1997-98, down 5% from the previous fiscal year.

     Lottery. The 1987 Legislature created the Department of the Lottery to operate the State Lottery and setting forth the allocation of the revenues. Of the revenues generated by the Lottery, 50% is to be returned to the public as prizes; at least 38% is to be deposited in the Educational Enhancement Trust Fund (for public education); and no more than 12% can be spent on the administrative cost of operating the lottery.

     Fiscal year 1997-98 produced ticket sales of $2.057 billion of which education received approximately $813.11 million.

Georgia Series

     Georgia's economy grew rapidly in the 1980's, resulting in a general fund reserve. Although the State's economy incurred a slowdown in the early 1990's which effectively eliminated the general fund reserve, revenues once again began to exceed appropriations in Fiscal 1993. The State's revenue shortfall reserve at the end of Fiscal 1998 was approximately $351.0 million, and revenues are estimated to exceed expenditures for Fiscal 1999.

     Georgia's unemployment rate was 3.9% for 1998 which is a decrease of .5% over the State's 1997 annual average unemployment rate. The largest sectors of Georgia's economy are wholesale and retail trade, services, manufacturing and government.

     Constitutional Provisions. Georgia's Constitution limits the appropriation of funds for any given fiscal year to the sum of the amount of unappropriated surplus expected to have accrued at the beginning of the fiscal year and an amount not greater than the total receipts anticipated, less refunds, as estimated. The State Constitution provides for supplementary appropriations in accordance with its provisions as well.

     Georgia may incur public debt to fund a temporary deficit due to a delay in collecting the taxes of that fiscal year. Such debt may not exceed, in the aggregate, 5% of the total revenue receipts, less refunds, in the fiscal year immediately preceding the year in which such debt is incurred. The debt incurred is to be repaid on or before the last day of the fiscal year in which it is incurred out of taxes levied for that fiscal year. No such debt may be incurred in any fiscal year under this provision if there is then outstanding unpaid debt from any previous fiscal year which was incurred to supply a temporary deficit. No such debt has been incurred under this provision since its inception.

     The State Constitution also provides that the State may incur debt for three types of public purposes: (i) debt to "repel invasion, suppress insurrection, and defend the State in time of war;" (ii) general obligation debt and (iii) guaranteed revenue debt. General obligation debt may be incurred to acquire, construct, develop, extend, enlarge or improve land, waters, properties, highways, buildings, structures, equipment or facilities of the State, its agencies, departments, institutions and certain State authorities, to provide educational facilities for county and independent school systems, to provide public library facilities for county and independent school systems, counties, municipalities, and boards of trustees of public libraries or boards of trustees of public library systems, and to make loans to counties, municipal corporations, political subdivisions, local authorities and other local government entities for water and sewage facilities or systems. Guaranteed revenue debt may be incurred by guaranteeing the payment of certain revenue obligations issued by an instrumentality of the State as set forth in its Constitution.

     Georgia may not incur debt at any time when the highest aggregate annual debt service requirements for the then current year or any subsequent year for outstanding general obligation debt and guaranteed revenue debt, including the proposed debt, and the highest aggregate annual payments for the then current year or any subsequent fiscal year of the State under certain contracts then in force, exceed 10% of the total revenue receipts, less refunds, of the State treasury in the fiscal year immediately preceding the year in which any such debt is to be incurred. No general obligation debt may be incurred at any time when the term of the debt is in excess of 25 years.

     The State Constitution also provides that Georgia counties, municipalities, and other political subdivisions may not incur debt (including debt incurred on behalf of any special district) in excess of 10% of the assessed value of all taxable property within such county, municipality, or political subdivisions. However, a separate provision of the State Constitution permits certain long-term, intergovernmental contracts for services and facilities. The Georgia Supreme Court has held that certain categories of intergovernmental contracts give rise to payment obligations which are not "debts" subject to the 10% debt limitation. It is possible that the intergovernmental contracts clause could be used by local governments to justify entering into transactions which increase their financial obligations, and such transactions could result in increasing the credit risk associated with debt obligations issued by such governmental units.

     Revenues and Expenditures. Georgia's major revenue sources are its sales tax and its income tax. The State also receives revenues from its motor fuels tax, from miscellaneous fees and sales, from other taxes (such as alcohol taxes, the inheritance tax, and license taxes), and from the State Lottery. Unaudited information from the Georgia Revenue Department indicates that revenues from these sources increased 4.81% in Fiscal 1998 from Fiscal 1997, and that these revenue sources generated the following percentages of total Georgia State revenue in Fiscal 1998:

          Sales Tax                 30.9%
          Income Tax                     49.0%
          Motor Fuels Tax                  4.4%
          Lottery                          4.5%
          Misc. Fees & Sales               5.2%
          Other Taxes                      6.0%
          TOTAL                    100.0%

     State expenditures are classified by the major policy category for budgetary purposes. In the Fiscal 1999 operating budget, Georgia expenditures for education, human services, public safety, and transportation amounted to 56.4%, 22.8%, 8.4%, and 4.5%, respectively, of total budgeted expenditures. Debt service for issued obligations accounts for 3.3% of total budgeted expenditures for Fiscal 1999.

     The aggregate general obligation debt and guaranteed revenue debt authorized by the State General Assembly as of June 30, 1999 was $9.4 billion and $200.0 million, respectively. The aggregate amount of general obligation debt and guaranteed revenue debt actually outstanding, as of October 31, 1998, was $5.1 billion. Of this outstanding debt, 26.5% is due and payable on or before October 31, 2003 and 59.3% is due and payable on or before October 31, 2008.

     Significant Contingent Liabilities. The State from time to time is named as a party in certain lawsuits, which may or may not have a material adverse impact on the financial position of the State if decided in a manner adverse to the State's interests. Certain of such lawsuits which could have a significant impact on the State's financial position are summarized below.

     Abbott Laboratories v. Georgia Department of Administrative Services, et al., Fulton Superior Court Civil Action No. E-65451. The plaintiff is seeking unspecified damages against the Department of Administrative Services ("DOAS") and the Department of Human Resources under breach of contract and promissory estoppel theories. The case arises out of DOAS' issuance of a notice of award to Abbott Laboratories, Ross Products Division in connection with the WIC Infant Formula Rebate Program. The Director of State Purchasing subsequently ordered cancellation of the notice of award and rebid because of conflicting information that created a contradiction in the bidding specifications. The damages sought are unspecified and speculative. Discovery is ongoing in this matter. The State intends to file a motion for summary judgment at the close of discovery.

     Age International, Inc. v. State (two cases), Fulton Superior Court Civil Action No. E-3793 and Fulton Superior Court Civil Action No. E-25073. Two suits for refund have been filed in state court against the State of Georgia by out-of-state producers of alcoholic beverages. The first suit for refund seeks $96.0 million in refunds of alcohol taxes, plus interest, imposed under Georgia's post-Bacchus (Bacchus Imports, Ltd. v. Herbert H. Dias, Director of Taxation of the State of Hawaii, 468 U.S. 263, 82 L.Ed.2d 200 (1984)) statute, O.C.G.A. 3-4-60, i.e., as amended in 1985. These claims constitute 99% of all such taxes paid during the three years preceding these claims. In addition, the claimants have filed a second suit for claims for refund of such type within the apparently applicable statute of limitations for the years in question, i.e., 1989 through January, 1993. The trial court has granted the State's motion for summary judgment, and 12 of the 23 claimants have appealed to the Georgia Supreme Court. The total principal amount of the claims for refund by the 12 Plaintiffs who did appeal now appears to be approximately $42.0 million. The total principal dollar amount of the claims for refund by the 11 Plaintiffs who did not appeal, which claims appear to be conclusively resolved in favor of the State by virtue of the trial court's judgment, now appears to be approximately $54.0 million.

     Cobb County, et al. v. Georgia, et al., Fulton Superior Court Civil Action No. E-67414 (filed March 5, 1998) and DeKalb County, et al. v. Georgia, et al., Fulton Superior Court Civil Action No. E-67520 (filed March 13, 1998). In related cases, each County and certain of its officials has sued the State of Georgia, the Department of Revenue, Zell Miller (in his capacity as Governor), T. Jerry Jackson (in his personal capacity and in his official capacity as Revenue Commissioner), Claude L. Vickers (in his personal capacity and in his official capacity as State Auditor), and the Department of Audits in connection with the State's collection and distribution of special local option sales taxes to the counties. In Cobb, the County sought an accounting, a writ of mandamus, injunctive relief and additional relief based upon theories of unjust enrichment and bailment. Cobb's claims related to the State's administration of state and local option sales taxes from April 1, 1995 to the present. Cobb sought $19.0 million in relief. In DeKalb, the County asserts similar grounds for relief with the addition of a claim for declaratory relief. DeKalb's claims relate to the State's administration of state and local option sales taxes from July 1, 1997 to the present. DeKalb seeks unspecified monetary relief but estimates a shortfall in distributions from the State of $15.0 million. The State filed motions to dismiss in both cases and additionally, in Cobb, filed a counterclaim against the County for $10.4 million. The trial court has granted the State's motions to dismiss in both actions. DeKalb County has appealed this ruling, claiming that certain of its claims were meritorious and seeking to litigate those claims. The State believes that the period for Cobb County to appeal has lapsed, although a motion by Cobb County remains pending in the trial court. The State intends to contest all claims against it vigorously. The State believes that the substance of Plaintiff's claims in both cases is unsubstantiated. This appeal has been fully briefed and argued, and a decision is awaited from the Supreme Court of Georgia.

     George Jackson, et al. v. Georgia Lottery Corporation, Fulton Superior Court Civil Action No. E-50303, filed August 26, 1996. Plaintiffs sought a court order declaring that two games sponsored by the Georgia Lottery Corporation, "Quick Cash" and "Cash Three," are unconstitutional and enjoining the lottery from further offering of these games. Plaintiffs also sought the return of all monies played on these games during a specified period, approximately $1,703,462,781. On an interlocutory appeal, the Georgia Court of Appeals ruled that the Lottery Corporation does not have sovereign immunity but ruled for the Corporation on the merits. The Plaintiffs petitioned for a writ of certiorari to the Supreme Court of Georgia, and the Supreme Court denied the petition. The remittitur of the Court of Appeals has been returned to the trial court.

     Georgia Department of Administrative Services, et al. v. Abbensett, et al., Gwinnett Superior Court Civil Action No. 96A-0395-16. This case arises in the context of a declaratory judgment action brought by the State of Georgia and counterclaims filed by the defendants. A young professional woman and mother was killed in an automobile accident when her car collided with another vehicle. The other vehicle was a state-owned vehicle driven by an employee of a for-profit corporation, which had contracted with Fulton County, Georgia, to provide a transportation service. Fulton County had a contract with the Atlanta Regional Commission concerning the transportation service program, and the Atlanta Regional Commission, in turn, had a contract with the Georgia Department of Human Resources. In June, 1996, the Georgia Department of Human Resources and the Georgia Department of Administrative Services brought declaratory judgment actions against the decedent's estate and others to assert the absence of any duty to insure the second driver. In August, 1996, the estate and other parties filed counterclaims for wrongful death. The State's self-insurance program and the State's vehicle insurer have settled with the decedent's estate in a total amount of $675,000; the State's share was $175,000. The State has reached a settlement of all remaining claims for a total of less than $200,000.

     W.J. Luke, an individual, v. Georgia Department of Natural Resources, et al., Fulton Superior Court Civil Action No. E-62384. This civil action was filed in October, 1997, on behalf of W.J. Luke and all other contributors to the Georgia Underground Storage Tank Trust Fund, established under the Georgia Underground Storage Tank Act, O.C.G.A. 12-13-1, et seq., for refund of all monies collected under that Act, interest, and attorney's fees. From the time of its inception in 1988 to the present, the Fund has collected approximately $82.0 million. The State believes that it has substantial defenses to assert and intends to defend the case vigorously. The State was granted a motion to dismiss the action, on the grounds that no justiciable controversy exists, and the Plaintiff has filed an appeal with the Georgia Supreme Court. The State filed a motion to transfer the case to the Georgia Court of Appeals, which was denied. The Supreme Court has heard oral arguments and a decision by the Court is pending.

     Year 2000 Compliance. Like other large organizations, the State and its agencies are subject to the costs and risks associated with what has come to be known as "Year 2000" compliance, which arises because many computer programs accept only two-digit entries in date code fields used for, among other things, calculation and report generation features. Wherever the State and its agencies use information systems, the resulting inability of such computer programs to distinguish between the years 1900 and 2000 presents a number of risks. Such risks include, for example, disruption of the collection of revenues, disruption of the distribution of State funds with respect to transfer payments, taxes, State payroll, and transfers to local government, and disruption of other information processing with respect to preparation of tax assessment notices and calculation of prisoner release dates, as well as the inefficiencies and delays caused by system-generated errors and potential litigation as a result of any of such disruptions or delays. In addition, the State's receipt of revenues from its various revenue sources, both in the public and private sectors, could be adversely affected by Year 2000 compliance problems experienced by such revenue sources.

     Accordingly, the State has instituted a series of planning and assessment activities aimed at Year 2000 compliance, which utilize the services of an independent consultant. The State, with the assistance of the independent consultant, has produced a status assessment and developed estimated costs of implementing remediation and replacement strategies to reduce and eliminate Year 2000 risks for the participating agencies. The State's approach of funding Year 2000 compliance has been to include such costs with those related to the State's ongoing goal of modernization and standardization of existing information systems. The State's 1998 Supplemental Budget authorized the expenditure of approximately $152,000,000 to address Year 2000 compliance, all of which has already been allocated to State agencies for their Year 2000 compliance efforts. The Department of Revenue has already received approximately $51,000,000 of such funds. The State is in the process of estimating additional funding requirements (including for nonparticipating State agencies submitting their independently produced Year 2000 compliance and system modernization funding requirements); however, actual costs may vary from the estimates and may be significantly higher. Presently, the State and its agencies are continuing these remediation and testing efforts in order that all information systems used by the State will function properly before, during and after the Year 2000, subject, however, to the General Assembly of the State appropriating the requested funds and the continued ability of the State to employ and retain sufficient information technology professionals to plan and implement remediation and replacement strategies. The Governor of the State has directed that all agencies of the State will have fixed, replaced and performed testing on all mission critical systems by March 31, 1999. In the event that an agency projects that it may not meet the March 31, 1999 deadline with respect to its mission critical systems, the Governor has directed that alternate business processes be defined by October 1, 1999 with full contingency plans in place by December 1, 1999. No assurance can be given at this time, however, that these efforts will be successful prior to the Year 2000.

     As discussed above, the State has taken and is continuing to take action to assess, plan and implement remediation and replacement strategies to reduce and eliminate Year 2000 risk. All of the potential risks and costs associated with the failure to remediate, however, cannot be accurately identified and quantified at this time. In particular, the adverse impact of the Year 2000 compliance problems on the revenues normally available to the State, both from private and public sectors, cannot be accurately quantified. No assurance can be given that the General Assembly will appropriate adequate funds to assure compliance, that other possible implementation delays or problems that may arise can be resolved on a timely basis, or that the State will not be exposed to potential claims resulting from Year 2000 noncompliance.

     The State has established a Year 2000 website at www.year2000.state.ga.us/ which provides information with respect to the State's Year 2000 compliance efforts. No representation is made, however, that the information in such website is accurate or includes all material information with respect to the State's Year 2000 compliance efforts. Furthermore, the State is under no obligation to update the website or to continue to make the website available.

Maryland Series

     Some of the significant financial and other considerations relating to the investments of the Maryland Series are summarized below. This information is derived principally from official statements released on or before February 24, 1999, relating to issues of State of Maryland general obligations and does not purport to be a complete description.

     The State of Maryland has a population of approximately 5.1 million, with employment based largely in services, trade, and government. Those sectors, along with finance, insurance, and real estate, were the largest contributors to the gross state product, according to the most recent Census. Population is concentrated around the Baltimore and Washington, D.C. PMSAs, and proximity to Washington D.C. influences the above average percentage of employees in government. Manufacturing, on the other hand, is a much smaller proportion of employment than for the nation as a whole. Annual unemployment rates have been below those of the national average for each of the last 20 years except 1979 and 1997. The unemployment figure for 1998 was 4.5% compared to a national rate for the same period of 4.5%. Total employment increased by 8.3% between 1991 and 1998. The State's personal income per capita was the fifth highest in the nation in 1997, according to the U.S. Department of Commerce, Bureau of Economic Analysis, at 113.3% of the national average.

     The State's total expenditures for the fiscal years ending June 30, 1996, June 30, 1997 and June 30, 1998 were $12,824 billion, $13,386 billion and $13,566 billion, respectively. The State Constitution mandates a balanced budget. The State enacts its budget annually. Revenues are derived largely from certain broad-based taxes, including state-wide income, sales, motor vehicle, and property taxes. Non-tax revenues are largely from the federal government for transportation, health care, welfare and other social programs. General fund revenues on a budgetary basis realized in the State's fiscal year ended June 30, 1998, exceeded estimates by about $105.1 million, or 1.3%. The State ended fiscal 1998 with a $419.8 million general fund balance on a budgetary basis of which $302.7 million was designated to fund fiscal year 1999 operations; this balance reflects a $391.9 million increase compared to the balance projected at the time the 1998 budget was enacted. In addition, there was a balance in the Revenue Stabilization Account of $617.9 million. On a GAAP basis, the fiscal 1998 unreserved general fund balance was $230.2 million, compared with $49.2 million at the end of fiscal year 1997. The total GAAP fund balance for fiscal year 1998 was $1,595.2 million compared with a total fund balance of $1,059.1 million for fiscal year 1997.

     Estimates for Fiscal 1999 project a total budget of $16.9 billion, a $1.4 billion increase over Fiscal 1998. The general fund accounts for approximately $8.5 billion, of which the largest expenditures are for health and education, which together represent nearly two-thirds of total general fund expenditures. General fund expenditures exclude transportation, which is funded with special fund revenues from the Transportation Trust Fund.

     Reserve funds consist of the Revenue Stabilization Fund and other reserve accounts, which together totaled $699.0 million at the end of Fiscal 1998. The Revenue Stabilization Fund was established to retain State revenues for future needs and to reduce the need for future tax increases. Current estimates for the close of Fiscal 1999 project a total reserve balance of $730.0 million, of which $646.0 million is projected to be in the Revenue Stabilization Fund. The projected balance in the Revenue Stabilization Fund represents 7.8% of estimated General Fund Revenues.

     The public indebtedness of the State of Maryland, and its instrumentalities, is divided into three basic types. The State issues general obligation bonds, to the payment of which the State ad valorem property tax is exclusively pledged, for capital improvements and for various State-sponsored projects. In addition, the Maryland Department of Transportation issues for transportation purposes its limited, special obligation bonds payable primarily from specific, fixed-rate excise taxes and other revenues related mainly to highway use. Certain authorities issue obligations payable solely from specific non-tax, enterprise fund revenues and for which the State has no liability and has given no moral obligation assurance. The State and certain of its agencies also have entered into a variety of lease purchase agreements to finance the acquisition of capital assets. These lease agreements specify that payments thereunder are subject to annual appropriation by the General Assembly.

     Since the end of the Civil War, the State has paid the principal of and interest on its general obligation bonds when due. There is no general debt limit imposed by the State Constitution or public general laws. Although the State has the authority to make short-term borrowings in anticipation of taxes and other receipts up to a maximum of $100 million, the State in the past 20 years has not issued short-term tax anticipation notes or made any other similar short-term borrowings for cash flow purposes. The State has not issued bond anticipation notes except in connection with a State program to ameliorate the impact of the failure of certain State-chartered savings and loans in 1985; all such notes were redeemed without the issuance of debt.

     According to recent available ratings, general obligation bonds of the State of Maryland are rated "Aaa" by Moody's and "AAA" by S&P, as are those of the largest county of the State, i.e., Montgomery County in the suburbs of Washington, D.C. General obligation bonds of Baltimore County, a separate political entity surrounding Baltimore City and the third largest county in the State, are also rated "Aaa" by Moody's and "AAA" by S&P. The general obligation bonds of those other counties of the State with populations in excess of 100,000 that are rated by Moody's carry an "A" rating or better. Baltimore City's general obligation bonds are rated "Al" by Moody's. The Washington Suburban Sanitary District, a bi-county agency providing water and sewage services in Montgomery and Prince George's Counties, issues general obligation bonds rated "Aal" by Moody's and "AA" by S&P.

     There can, of course, be no assurance that the ratings and other factors mentioned above will remain unchanged or that particular bond issues may not be adversely affected by changes in state or local economic or political conditions. Because the Maryland Fund favors investing in revenue bonds, its performance may be affected by economic developments and local legislation and policy changes impacting a specific facility or type of facility not described above.

Massachusetts Series

     The economy of The Commonwealth of Massachusetts is experiencing recovery following a slowdown that began in mid-1988. Massachusetts had benefited from an annual job growth rate of approximately 2% since the early 1980's, but by 1989 employment started to decline. Between 1988 and 1992, total employment in Massachusetts declined 10.7%. With the economic recovery that began in 1993, however, employment levels have increased. Since 1994, total employment levels have increased at yearly rates greater than or equal to 2.0%. In 1995, 1996 and 1997, total employment increased by 2.5%, 2.0% and 2.7%, respectively. Employment levels increased in all sectors, including manufacturing. Between 1990 and 1992, the Commonwealth's unemployment rate was considerably higher than the national average. However, unemployment rates in Massachusetts since 1993 have declined faster than the national average (4.0% compared to 4.9% in 1997) and the employment population ratio in Massachusetts in 1996 and 1997 was slightly above the national average (66.4% compared to 63.2% for 1996 and 66.2% compared with 63.8% for 1997).

     Massachusetts ended each of the fiscal years 1994 to 1998 with a positive closing fund balance in its budgeted operating funds, and expects to do so again at the close of Fiscal 1999.

     In recent years, health related costs have risen dramatically in Massachusetts and across the nation and the increase in the State's Medicaid and group health insurance costs reflects this trend. In Fiscal 1993, Medicaid was the largest item in Massachusetts' budget and has been one of the fastest growing budget items. However, the rate of increase has abated in recent years, due to a number of savings and cost-cutting initiatives, such as managed care and utilization review. During Fiscal years 1994, 1995, 1996, 1997 and 1998, Medicaid expenditures were $3.313 billion, $3.398 billion, $3.416 billion, $3.456 billion, and $3.666 billion, respectively. The average annual growth rate from Fiscal 1994 to Fiscal 1998 was 2.1%. It is estimated that in Fiscal 1999, Medicaid expenditures will be $3.892.7 billion, an increase of 6.2% from Fiscal 1998.

     Massachusetts' pension costs have risen as the State has appropriated funds to address in part the unfunded liabilities that had accumulated over several decades. Total pension costs increased at an average rate of 3.54% from $908.9 million in fiscal 1994 to $1.07 billion in Fiscal 1998. The pension costs in 1999 are estimated to be $990.8 billion.

     Payments for debt service on Massachusetts general obligation bonds and notes have risen at an average annual rate of 1.11% from $1.15 billion in Fiscal 1994 to $1.21 billion in Fiscal 1998. State law generally imposes a 10% limit on the total appropriations in any fiscal year that may be expended for payment of interest and principal on general obligation debt. As of April 1, 1999 the State had approximately $15.5 billion of long-term general obligation debt outstanding and short-term direct obligations of the Commonwealth totaled $464.2 million.

     Certain independent authorities and agencies within the State are statutorily authorized to use debt for which Massachusetts is directly, in whole or in part, or indirectly liable. The State's liabilities are either in the form of (i) a direct guaranty, (ii) State support through contract assistance payments for debt service, or (iii) indirect obligations. The State is indirectly liable for the debt of certain authorities through a moral obligation to maintain the funding of reserve funds which are pledged as security for the authorities' debt.

     In November 1980, voters in the Commonwealth approved a State-wide tax limitation initiative petition, commonly known as Proposition 22, to constrain levels of property taxation and to limit the charges and fees imposed on cities and towns by certain government entities, including county governments. The law is not a constitutional provision and accordingly is subject to amendment or repeal by the legislature. Proposition 22 limits the property taxes which a Massachusetts city or town may assess in any fiscal year to the lesser of (i) 2.5% of the full and fair cash value of real estate and personal property therein and (ii) 2.5% over the previous year's levy limit plus any growth in the tax base from certain new construction and parcel subdivisions. In addition, Proposition 22 limits any increase in the charges and fees assessed by certain governmental entities, including county governments, on cities and towns to the sum of
(i) 2.5% of the total charges and fees imposed in the preceding fiscal year, and (ii) any increase in charges for services customarily provided locally or services obtained by the city or town at its option. The law contains certain override provisions which require voter approval at a general or special election. Proposition 22 also limits any annual increase in the total assessments on cities and towns by any county, district, authority, the Commonwealth, or any other governmental entity except regional school districts and regional water and sewer districts whose budgets are approved by two-thirds of their member cities and towns. During the 1980's, Massachusetts increased payments to the cities, towns and regional school districts ("Local Aid") to mitigate the impact of Proposition 22 on local programs and services. In Fiscal 1999, approximately 21.2% of Massachusetts' budgeted expenditures were allocated to Local Aid.

     Many factors affect the financial condition of the Commonwealth and its cities, towns and public bodies, such as social, environmental, and economic conditions, many of which are not within the control of such entities. As is the case with most urban States, the continuation of many of Massachusetts' programs, particularly its human services programs, is in significant part dependent upon continuing federal reimbursements which have been steadily declining. The loss of grants to Massachusetts and its cities and towns could further slow economic development. To the extent that such factors may exist, they could have an adverse effect on economic conditions in Massachusetts, although what effects, if any, such factors would have on Massachusetts' Municipal Obligations cannot be predicted.

Michigan Series

     General. Recently, the State's economy has been undergoing certain basic changes in its underlying structure. These changes reflect a diversifying economy which is less reliant on the automobile industry. As a result, the State anticipates that its economy in the future will be less susceptible to cyclical swings and more resilient when national downturns occur. In 1998, approximately 78% of wage and salary employment was in the State's non-manufacturing sectors. In 1998, total employment was 4.835 million with manufacturing wage and salary employment totaling 965,700. Manufacturing employment remains below the peak employment level of 1,179,600 attained in 1978. Employment in the durable goods manufacturing industries was 724,900 and non-durable goods manufacturing employment was 240,800 in the State in 1998. The motor vehicle industry, which is still an important component in the State's economy, employed 273,700 in 1998. The State's average unemployment rate for calendar year 1996 was 4.9%, for 1997 was 4.2% and for 1998 was 3.9%.

     The State's general obligation bonds are rated "Aa1" by Moody's, "AA+" by S&P and "AA+" by Fitch. In January, 1998, the State received an upgrade from S&P from its prior rating of "AA." In March, 1998, the State received an upgrade from Moody's from its prior rating of "Aa2." In April 1998, the State received an upgrade from Fitch from its prior rating of "AA." Because most of the State Municipal Obligations are revenue or general obligations of local government or authorities, rather than general obligations of the State of Michigan itself, ratings on such State Municipal Obligations may be different from those given to the State of Michigan.

     State Constitutional Provisions Affecting Revenues and Expenditures. The State Constitution provides that proposed expenditures and revenues of any operating fund must be in balance and that any prior year's surplus or deficit must be included in the succeeding year's budget for that fund.

     In 1978, the State Constitution was amended to limit the amount of total State revenues raised from taxes and certain other sources. State revenues (excluding Federal aid and revenues for payment of principal and interest on general obligation bonds) in any fiscal year are limited to a fixed percentage of State personal income in the prior calendar year or average of the prior three calendar years, whichever is greater. The percentage is fixed by the amendment to equal the ratio of the 1978-79 fiscal year revenues to total calendar 1977 State personal income.

     If, in any fiscal year, revenues exceed the revenue limitation by 1% or more, the entire amount of such excess shall be rebated in the following fiscal year's personal income tax or single business tax. Any excess of less than 1% may be transferred to the State's Budget Stabilization Fund. The State may raise taxes in excess of the limit for emergencies when deemed necessary by the Governor and two-thirds of the members of each house of the Legislature.

     The State Constitution provides that the proportion of State spending paid to all units of local government to total State spending may not be reduced below the proportion in effect in the 1978-79 fiscal year. If such spending does not meet the required level in a given year, an additional appropriation for local governmental units is required by the following fiscal year. Spending for local units met this requirement for fiscal years 1990-91 through 1995-96.

     The State has settled litigation with Oakland County, Michigan in which Oakland County had alleged that the classification of State expenditures for certain mental health programs as spending for local units was improper. As part of the settlement, the State agreed to reclassify these expenditures, beginning in fiscal year 1992-93. As a result, the State determined that in fiscal year 1992-93 the proportion of State spending from State sources paid to local units of government was approximately $97.0 million less than constitutionally required and an amount at least this large was appropriated to the State's local government payment fund in the fiscal year 1996-97.

     The State Constitution also requires the State to finance any new or expanded activity of local governments mandated by State law. Any expenditures required by this provision would be counted as State spending for local units of government for the purpose of determining compliance with the provision cited above.

     Economic and Fiscal Condition. Legislation requires that the administration prepare two economic forecasts each year. These are presented to a Consensus Revenue Estimating Conference in January and May of each year. The May 1999 forecast is summarized below.

     The State's economic forecast for calendar years 1999 and 2000 projects healthy growth. Real GDP is projected to grow 3.9% in 1999 and 2.4% in 2000, on a calendar year basis. Car and light truck sales are expected to total 15.8 million units in 1999 and 15.5 million units in 2000.

     The forecast assumes moderate inflation, accompanied by steady interest rates. The U.S. Consumer Price Index is projected to increase by 2.0% in 1999 and 2.3% in 2000. Ninety-day T-Bill rates are expected to average 4.5% for both 1999 and 2000. The United States' unemployment rate is projected to average 4.3% for 1999 and 4.5% for 2000.

     The State's forecast for the Michigan economy reflects the above national outlook. Total wage and salary employment is projected to grow 1.6% in 1999 and 1.5% in 2000. This growth reflects the ongoing diversification of the Michigan economy. The unemployment rate is projected to average 3.9% in 1999 and 4.0% in 2000, continuing the recent trend of Michigan's unemployment rate being below the national average for seven consecutive years compared to the 27-year history of having higher unemployment than the nation.

     The Governor's Executive Budget for fiscal year 1999-2000 was submitted to the Legislature on February 11, 1999. The fiscal year 1999-2000 general fund, general purpose Executive Budget recommendation totaled $9.072 billion.

     Property Tax Reform Proposals. On August 19, 1993, the Governor signed into law Act 145, Public Acts of Michigan, 1993 ("Act 145"), a measure which would have significantly impacted financing of primary and secondary school operations and which has resulted in additional property tax and school finance reform legislation. Act 145 would have exempted all property in the State of Michigan from mileage levied for local and intermediate school districts operating purposes, other than mileage levied for community colleges, effective July 1, 1994. In order to replace local property tax revenues lost as a result of Act 145, the Michigan Legislature, in December 1993, enacted several statutes which address property tax and school finance reform.

     The property tax and school finance reform measures included a ballot proposal which was approved by the voters on March 15, 1994. Effective May 1, 1994, the State sales and use tax was increased from 4% to 6%, the State income tax was decreased from 4.6% to 4.4%, the cigarette tax was increased from $.25 to $.75 per pack and an additional tax of 16% of the wholesale price was imposed on certain other tobacco products. A 0.75% real estate transfer tax became effective January 1, 1995. Beginning in 1994, a State-wide property tax of 6 mills will be imposed on all real and personal property currently subject to the general property tax. The ability of school districts to levy property taxes for school operating purposes has been partially restored. A school board will, with voter approval, be able to levy up to the lesser of 18 mills or the number of mills levied in 1993 for school operating purposes, on non-homestead property and non-qualified agricultural property. The adopted ballot proposal contains additional provisions regarding the ability of local school districts to levy taxes as well as a limit on assessment increases for each parcel of property, beginning in 1995 to the lesser of 5% or the rate of inflation. When property is subsequently sold, its assessed value will revert to the current assessment level of 50% of true cash value. Under the adopted ballot proposal, much of the additional revenue generated by the new taxes will be dedicated to the State School Aid Fund.

     The adopted ballot proposal contains a system of financing local school operating costs relying upon a foundation allowance amount which may vary by district based upon historical spending levels. State funding will provide each school district an amount equal to the difference between their foundation allowance and the revenues generated by their local property tax levy. Local school districts will also be entitled to levy supplemental property taxes to generate additional revenue if their foundation allowance is less than their historical per pupil expenditures. The adopted proposal also contains provisions which allow for the levy of a limited number of enhancement mills on regional and local school district bases.

     The adopted ballot proposal shifts significant portions of the cost of local school operations from local school districts to the State and raises additional State revenues to fund these additional State expenditures.
These additional revenues will be included within the State's constitutional revenue limitations and may impact the State's ability to raise additional revenues in the future.

     Budget Stabilization Fund. In 1977, the Budget Stabilization Fund was established to accumulate balances during years of significant economic growth which may be utilized in years when the State's economy experiences cyclical downturns or unforeseen fiscal emergencies. Calculated on an accrual basis, the unreserved ending accrued balance of the Budget Stabilization Fund on September 30, 1995 was $987.9 million, on September 30, 1996 was $614.5 million (net of a $529.1 million reserve for future education funding), on September 30, 1997 was $579.8 million (net of a $572.6 million reserve for future education funding) and on September 30, 1998 was $1.001 billion.

     State and State-Related Indebtedness. The State Constitution limits State general obligation debt to (i) short-term debt for State operating purposes, (ii) short- and long-term debt for the purpose of making loans to school districts and (iii) voter-approved long-term debt.

     Short-term debt for operating purposes is limited to an amount not in excess of 15% of undedicated revenues received during the preceding fiscal year and must be issued only to meet obligations incurred pursuant to appropriation and repaid during the fiscal year in which incurred. Such debt does not require voter approval.

     Debt incurred by the State for the purpose of making loans to school districts may be issued in whatever amount required without voter approval. All other general obligation bonds issued by the State must be approved as to amount, purpose and method of repayment by a two-thirds vote of each house of the Legislature and by a majority vote of the public at a general election. There is no limitation as to number or size of such general obligation issues.

     There are also various State authorities and special purpose agencies created by the State which issue bonds secured by specific revenues. Such debt is not a general obligation of the State.

     The State has issued outstanding general obligation full faith and credit bonds and notes for Water Resources, Environmental Protection, Recreation Program, and School Loan purposes. As of September 30, 1998, the outstanding principal amount of all State general obligation bonds was approximately $874.0 million. On November 13, 1997, the State issued $900.0 million in short-term general obligation notes in order to meet cash flow requirements. These notes matured and were fully paid on September 30, 1998. On April 28, 1998, the State issued $160,000,000 in general obligation school loan bonds for school purposes. On June 3, 1998, the State issued $90,000,000 in general obligation environmental protection program bonds. In addition, the Governor proposed and the Legislature approved the issuance of approximately $675.0 million in general obligation indebtedness for environmental and other purposes. Issuance of such indebtedness was also approved by a majority of Michigan voters at the November 1998 elections.

     As of September 30, 1998, approximately $7.9 billion in principal amount of "qualified" bonds of local school districts was outstanding. In the past 30 years, the State has been required only once to advance monies from the State School Bond Loan Fund to make a debt service payment on behalf of a school district, other than for routine loans. In that case the tax collections available to the school district for payment of debt service were escrowed on the due date because of litigation. After the litigation was completed, the escrowed funds were repaid in full to the State School Bond Loan Fund.

     Year 2000 Compliance. On October 1, 1997, the State of Michigan created the Year 2000 Project office to provide guidance, coordinate oversight for applications software, manage Year 2000 funds, provide monitoring support, quality assurance and other matters. The State's goal is to have all critical applications operable by December 31, 1998 and all other applications operable by September 30, 1999. The State is currently on schedule to meet its objectives for Year 2000 compliance. The State currently believes that it will continue to meet the objectives and time frames set forth for the Year 2000 Project. There can, however, be no assurance that such completion will be done in a timely manner.

Minnesota Series

     State Government. The State of Minnesota was formally organized as a territory in 1849 and was admitted to the Union in 1858 as the 32nd state. Bordered by Canada on the north, Lake Superior and Wisconsin on the east, Iowa on the south, and North and South Dakota on the west, it is the 12th largest and 20th most populous state in the Union.

     The Minnesota Constitution organizes State government into three branches: Executive, Legislative and Judicial. The Legislative Branch is composed of a Senate and a House of Representatives. Fiscal administration is performed by the Department of Finance under the control and supervision of the Commissioner of Finance.

     State and State-Related Indebtedness. The Minnesota Constitution authorizes public debt to be incurred for the acquisition and betterment of public land, buildings and other improvements of a capital nature or for appropriations or loans to Minnesota State agencies or political subdivisions for this purpose, as the Legislature by the three-fifths vote of each House may direct, and to finance the development of agricultural resources of the State by extending credit on real estate security, as the Legislature may direct. All such debt is evidenced by the issuance of State of Minnesota bonds maturing within 20 years of their date of issue, for which the full faith and credit and taxing powers of the State are irrevocably pledged. There is no limitation as to the amount or interest rate of such general obligation issues.

     As of November 1, 1998, the outstanding principal amount of all Minnesota general obligation bonds was approximately $2.4 billion. The total amount of general obligation bonds authorized but unissued as of November 1, 1998, was approximately $740.0 million.

     The Minnesota Constitution limits Minnesota general obligation debt to
(i) short-term debt for Minnesota operating purposes, (ii) short-term debt for purposes of making loans to school districts and (iii) voter-approved long-term debt.

     Short-term debt for operating purposes is limited to an amount not in excess of 15% of undedicated revenues received during the preceding fiscal year and must be issued only to meet obligations incurred pursuant to appropriation and repaid during the fiscal year in which incurred. The April 1998, end of session cash flow analysis for Minnesota's Statutory General Fund indicates that Minnesota will have a positive cash flow balance during the Current Biennium which began on July 1, 1999 and ends June 30, 2001. Minnesota has no short-term debt outstanding and, therefore, Minnesota does not expect to do any short-term borrowing for cash flow purposes during the Current Biennium. Minnesota has not done any short-term borrowing since January, 1985.

     There are also various Minnesota authorities and special purpose agencies created by the state which issue bonds secured by specific revenues. Such debt is not a general obligation of the State of Minnesota.

     Constitutional and Statutory Provisions Relating to Minnesota and Local
Funding.   Revenues in Minnesota are generated primarily from individual income taxes, corporate franchise taxes, sales and use taxes, insurance gross earnings taxes, estate taxes, motor vehicle excise taxes, excise taxes on liquor and tobacco, mortgage taxes, deed taxes, legalized gambling taxes, rental motor vehicle taxes, 900 telephone service taxes, taconite and iron ore taxes, and health care provider taxes. In addition to the major taxes described above, other sources of non-dedicated revenue include minor taxes, 60% of Minnesota's lottery net proceeds, unrestricted grants, fees and charges of Minnesota State agencies and departments, and investment income. County, municipal and certain special purpose districts (such as water, flood or mosquito control districts) are authorized to levy property taxes within specified legislative limits. A portion of Minnesota's revenues is allocated from State government to other governmental units within Minnesota such as municipal and county governments, school districts and State agencies through a complex series of appropriations and financial aid formulas. This financial interdependency of the Minnesota State government with other units of government, subject all levels of government, in varying degrees, to fluctuations in Minnesota's overall economy.

     Minnesota's constitutionally prescribed fiscal period is a biennium, and Minnesota operates on a biennial budget basis with revenues created in the period in which they are collected and expenditures debited in the period in which the corresponding liabilities are incurred. The biennium begins on July 1st of the odd numbered year and runs through June 30th of the next odd numbered year.

     Minnesota's ability to appropriate funds is limited by the Minnesota Constitution, which directs that Minnesota government shall not in any biennium appropriate funds in excess of projected tax revenues from all sources. Minnesota is authorized to levy additional taxes to resolve any inadvertent shortfalls.

     Appropriations for each biennium are enacted during the final legislative session of the immediately preceding biennium. A revenue forecast is prepared during the legislative session to provide the legislature with updated information for the appropriations process. During each biennium, regular forecasts of revenues and expenditures are prepared.

     Minnesota's biennial appropriation process relies on revenue forecasting as the basis for establishing aggregate expenditure levels. Risks are inherent in the revenue and expenditure forecasts. Assumptions about U.S. economic activity and federal tax and expenditure policies underlie these forecasts. Any federal law changes that increase federal income taxes or reduce federal spending programs may adversely affect these forecasts. Finally, even if economic and federal tax assumptions are correct, revenue forecasts are still subject to some normal level of error. The correctness of revenue forecasts and the strength of Minnesota's overall economy may restrict future aid or appropriations from Minnesota government to other units of government.

     Prior to the Current Biennium, Minnesota law established a Budget Reserve and Cash Flow Account in the Accounting General Fund, which served two functions. However, in 1995 the Minnesota Legislature departed the Budget Reserve and Cash Flow Account into two separate accounts, the Cash Flow Account and the Budget Reserve Account, each having a different function. The Cash Flow Account was established in the General Accounting Fund for the purpose of providing sufficient cash balances to cover monthly revenue and expenditure imbalances. The use of funds from the Cash Flow Account is governed by statute. The Cash Flow Account balance is set for the Current Biennium at $350.0 million. No provision has been made for increasing the balance of the Cash Flow Account from increases in forecast revenues over forecast expenditures. The Budget Reserve Account was established in the Accounting General Fund for the purpose of reserving funds to cushion the State from an economic downturn. The use of funds from the Budget Reserve Account and the allocation of surplus forecast balances to the Budget Reserve Account are governed by statute. The Budget Reserve Account balance is set for the Current Biennium at $613.0 million. The Budget Reserve Account may increase to $622 million if there is sufficient additional revenue in the November 1998 revenue and expenditure forecast.

     For the fiscal year ended June 30, 1995, net revenues received were $8.984 billion. Total expenditures and net transfers were $8.894 billion for fiscal year 1995. For the fiscal year ended June 30, 1996, total net revenues were $9.617 billion. Total expenditures and net transfers were $9.301 billion. For the fiscal year ended June 30, 1997, total net revenues were $10.538 billion. Total expenditures and net transfers were $10.229 billion.

     As of May 1998 total revenues without taking into account any carry over balance from the previous biennium for the current biennium, which began on July 1, 1997 and ends on June 30, 1999, are estimated to be approximately $10.365 billion for fiscal year 1998 and $10.613 billion for fiscal year 1999. Revenue estimates for the next biennium will be available in the middle part of June 1999.

     In 1992, the Minnesota Legislature established the MinnesotaCarer program to provide subsidized health care insurance for long term uninsured Minnesotans; reform individual and small group health insurance regulations; create a health care analysis unit; to collect condition-specific data about health care practices in order to develop practice parameters for health care providers; implement certain cost containment measures into the system; and establish an office of rural health to ensure the health care needs of all Minnesotans are being met. The program is not part of the Accounting General Fund. A separate account, called the Health Care Access Fund, has been established in Minnesota's Special Reserve Fund to account for revenues and expenditures for the MinnesotaCarer program. Program expenditures are limited to revenues received in the Health Care Access Fund. Program revenues are derived from dedication of insurance premiums paid by individuals and permanent taxes including a 2% gross revenue tax on hospitals, health care providers, and wholesale drug distributors, a 2% use tax on prescription drugs and a 1% gross premium tax on nonprofit health service plans and HMOs. For Calendar years 1998 and 1999, these permanent taxes have been temporarily lowered to 1.5% and 0%, respectively. The taxes will be returned to previous levels or revised depending on the Fund's positive cash fund balance. The Commissioners of Finance and Revenue will determine the necessary tax levels, to be effective for calendar year 2000, in September, 1999.

     The 1993 Legislature adopted legislation establishing a school district credit enhancement program. The legislation authorizes and directs the Commissioner of Finance, under certain circumstances and subject to the availability of funds, to issue a warrant and authorize the Commissioner of Children, Families and Learning to pay debt service coming due on school district tax and state-aid anticipation certificates of indebtedness and school district general obligation bonds in the event that the school district notifies the Commissioner of Children, Families and Learning that it does not have sufficient money in its debt service fund for that purpose, or the paying agent informs the Commissioner of Children, Families and Learning that it has not received from the school district timely payment of moneys to be used to pay debt service. The legislation appropriates annually from the Accounting General Fund to the Commissioner of Children, Families and Learning the amount needed to pay any warrants which are issued. The amounts paid on behalf of any school district are required to be repaid, with interest, either through a reduction of subsequent state-aid payments or by the levy of an ad valorem tax which may be made with the approval of the Commissioner of Children, Families and Learning. As of October 1, 1998, there were approximately $103.0 million of certificates of indebtedness enrolled in the program, all of which will mature within a thirteen month period. The State has not had to make any debt service payments on behalf of school districts under the program and does not expect to make any payments in the future. The State expects that school districts will issue certificates of indebtedness in 1999 and will enroll these certificates in the program in about the same amount of principal as 1998.

     School districts may issue certificates of indebtedness or capital notes to purchase certain equipment. The certificates or notes may be issued by resolution of the Board, are payable from school district taxes levied within statutory limits and must be payable in not more than five years. As of October 1, 1998, there are approximately $17.0 million principal amount of certificates and notes enrolled in the program.

     School districts are authorized to issue general obligation bonds only when authorized by school district electors or special law, and only after levying a direct, irrevocable ad valorem tax on all taxable property in the school district for the years and in amounts sufficient to produce sums not less than 5% in excess of the principal of an interest on the bonds when due. As of October 1, 1998, the total amount of principal on certificates and capital notes issued for equipment and bonds, plus the interest on these obligations, through the year 2026, is approximately $5.3 billion.

     The amount of revenue generated by Minnesota's tax structure, because of the dependence on the income and sales taxes, is sensitive to the status of the national and local economy. There can be no assurance that the financial problems referred to or similar future problems will not affect the market value or marketability of the Minnesota Municipal Obligations or the ability of the issuers thereof to pay the interest or principal of such obligations.

     Minnesota general obligation bonds are rated "Aaa" by Moody's and "AAA" by S&P and "AAA" by Fitch.

     Tobacco Settlement. On May 8, 1998, the State entered into a settlement of a lawsuit, which it had initiated against several tobacco companies. The settlement requires the defendant tobacco companies to pay to the State an amount of $6.1 billion over a period of 25 years. This settlement will produce additional annual calendar year revenue to the State ranging from a low of approximately $204.0 million to a high of approximately $418.0 million. The allocation and use of most of these revenues has not been established. There has been federal congressional discussion about state Medicaid reimbursement out of state tobacco settlements. Federal legislative proposals have been introduced, but to date no federal legislation has been enacted.

     As of October, 1998 the State has received a settlement payment of $240.0 million from the defendant tobacco companies. Subject to challenge, the next payment to the State will be on January 4, 1999 in the amount of $220.8 million.

     Selected Economic and Demographic Factors. Diversity and a significant natural resource base are two important characteristics of Minnesota's economy. Minnesota's economy is being lifted by strong earnings growth in the service industry, rising housing construction, and job gains which are slowly firming up the labor market.

     When viewed in 1997 at a highly aggregative level of detail, the structure of Minnesota's economy parallels the structure of the U.S. economy as a whole. Minnesota employment in ten major industrial sectors was distributed in approximately the same proportions as national employment.
In all sectors, the share of total Minnesota employment was within two percentage points of national employment share.

     Minnesota's employment in the durable goods industries continues to be highly concentrated in industries specializing in the manufacturing of industrial machinery, fabricated metal, electronic equipment and instruments, and miscellaneous categories. This emphasis is partially explained by the location in Minnesota of computer-related equipment manufacturers. Further, manufacturers of food products, wood products, and printed and published materials joined the high technology manufacturing group which has led to significant business expansion in Minnesota in this decade.

     The importance of Minnesota's rich natural resource base for overall employment is apparent in the employment mix in non-durable goods industries. In 1997, approximately 30.3% of Minnesota's non-durable goods employment was concentrated in food and kindred industries, and approximately 16.8% in paper and allied industries. This compares to approximately 22.3% and 8.9%, respectively, for comparable sectors in the national economy.

     Both of these industries rely heavily on renewable resources in Minnesota. Over half of Minnesota's acreage is devoted to agricultural purposes and nearly one-third to forestry. Printing and publishing are also relatively more important in Minnesota than in the U.S.

     Mining is currently a less significant factor in the Minnesota economy than formerly. Mining employment, primarily in the iron ore or taconite industry, dropped from 17.3 per thousand in 1979 to 7.9 per thousand in 1997. It is not expected that mining employment will soon return to 1979 levels. However, Minnesota retains vast quantities of taconite as well as copper, nickel, cobalt, and peat which may be utilized in the future.

     While Minnesota's involvement in the defense industry is limited, as military procurement cuts continue, Minnesota employers may face challenges in maintaining employment and sales. More importantly, Minnesota firms producing electronic components, communication equipment, electrical equipment, chemicals, plastics, computers and software may face additional competition from companies converting from military to civilian production.

     Job expansion and business start-ups improved remarkably in this decade with an average rate for new businesses at 2%, while business dissolutions were on the decline.

     Minnesota resident population grew from 4,085,000 in 1980 to 4,387,000 in 1990 or, at an average annual compound rate of .7%. In comparison, U.S. population grew at an annual compound rate of .917% during this period. Minnesota population is currently forecast by the U.S. Department of Commerce to grow at an annual compound rate of .8% through 2005.

     Employment and Income Growth in Minnesota. In the period 1980 to 1990, overall employment growth in Minnesota lagged behind national growth. However, manufacturing has been a strong sector, with Minnesota employment outperforming its U.S. counterpart in both the 1980-1990 and 1990-1995 periods.

     In spite of the strong manufacturing sector, during the 1980 to 1990 period, total employment in Minnesota increased 17.9% as compared to 20.1% nationally. Most of Minnesota's slower growth can be associated with declining agricultural employment and two recessions in the U.S. economy in the early 1980's which were more severe in Minnesota than nationwide. Minnesota non-farm employment growth generally kept pace with the nation in the period after the 1981-82 recession ended in late 1982. In the period 1990 to 1997, non-farm employment growth in Minnesota exceeded national growth. Minnesota's non-farm employment grew 16.7% compared to 12.2% nationwide.

     Since 1980, Minnesota per capita personal income has been within six percentage points of national per capita personal income. The state's per capita income, which is computed by dividing personal income by total resident population, has generally remained above the national average in spite of the early 1980's recessions and some difficult years in agriculture. In 1997, Minnesota per capita personal income was 104.9% of its U.S. counterpart.

     Another measure of the vitality of Minnesota's economy is its unemployment rate. During 1996 and 1997, respectively, Minnesota's monthly unemployment rate was generally less than the national unemployment rate, averaging 3.3% in 1997, as compared to the national average of 4.9%.

New Jersey Series

     New Jersey's economic base is diversified, consisting of a variety of manufacturing, construction and service industries, supplemented by rural areas with selective commercial agriculture. New Jersey's principal manufacturing industries produce chemicals, pharmaceuticals, electrical equipment and instruments, printing machinery, business and health and retail trade, food products, and printing. Other economic activities include services, wholesale and retail trade, insurance, tourism, petroleum refining and truck farming.

     In its seventh year of expansion, New Jersey has benefitted and will continue to benefit from national growth. While the latest national indicators show that economic growth strongly accelerated in the first quarter of 1998, the inflation rate remained low. After a very robust economic growth of 5.5% in the first quarter for 1998, inflation-adjusted gross domestic product slowed to 1.4% in the second quarter. This second quarter pace is slower, but is positive and more sustainable.

     Business investment expenditures and consumer spending have increased substantially in the nation as well as in the State. Capital and consumer spending may continue to rise due to the sustained character of economic growth and the interest-sensitive homebuilding industry may continue to provide stimulus both nationally and in New Jersey. It is expected that the employment and income growth that has and is taking place will lead to further growth in consumer outlays. Reasons for continued optimism in New Jersey include increasing employment levels and higher-than-national level of per capita personal income. Also, several expansions of existing hotel-casinos and plans for several new casinos in Atlantic City will mean additional job creation.

     While growth is likely to be slower than in the nation, the advantages afforded by its geographic location that have served New Jersey well for many years will still be there. Structural changes that have been occurring for years can be expected to continue, with job creation concentrated most heavily in the service industries.

     In July 1991, S&P lowered New Jersey's general obligation bond rating from "AAA" to "AA+." As of June 30, 1997, S&P, Moody's and Fitch rate New Jersey's long-term general obligations "AA+," "Aa1" and "AA+," respectively.

     In 1998, New Jersey's employment growth of 2% drove employment to a level of 3.82 million, more than 116,000 jobs above the 1989 pre-recession high. Personal income grew 5.5%, better than the 5.3% growth in 1997. Real Gross State Product increased 3.5% in 1998, the highest growth in 10 years. Employment growth during 1997-1998 ranged between 1.7 and 2.4%.
Construction jobs grew 4.6% in 1998 continuing the 5% growth seen in 1997. Manufacturing jobs declined by 0.45% in 1998. In 1998, aggregate growth in the service sector remained at 3% for the second straight year.

     The revised estimate as shown in the Governor's fiscal year 2000 Budget forecasts Sales and Use Tax collections for fiscal year 1995 as $5.01 billion. The fiscal year 2000 estimate of $5.3 billion, is a 4.8% increase from the fiscal year 1999 estimate.

     The revised estimate as shown in the Governor's fiscal year 1999 Budget forecasts Gross Income Tax collections for fiscal year 1999 of $6.1 billion. The estimate for fiscal year 2000 as shown in the Governor's fiscal year 2000 Budget of $6.5 billion, is a 6.8% increase from the fiscal year 1999 estimate.

     The revised estimate as shown in the Governor's fiscal year 2000 Budget forecasts Corporation Business Tax collections for fiscal year 1999 of $1.5 billion. Included in the Corporation Business Tax forecast is a reduction in the Corporation Business Tax rate from 9.375% to 9.0% of net New Jersey income as well as two policy changes enacted into law in 1995 which (i) effective June 30, 1997, allow corporations with multi-state operations to allocate income to New Jersey using a formula which double weights the sales receipts factor to give a tax preference to corporations that have a higher concentration of payroll and facilities in New Jersey and (ii) provide a 7.5% rather than a 9% tax rate for corporations that have net income up to $100,000. The fiscal year 2000 forecast as shown in the Governor's Fiscal 2000 Budget of $1.6 billion, represents a 5.3% increase from the fiscal year 1999 estimate.

     Should revenues be less than the amount anticipated in the budget for a fiscal year, the Governor may, pursuant to statutory authority, prevent any expenditure under any appropriation. There are additional means by which the Governor may ensure that the State is operated efficiently and does not incur a deficit. No supplemental appropriation may be enacted after adoption of an appropriations act except where there are sufficient revenues on hand or anticipated, as certified by the Governor, to meet such appropriation. In the past when actual revenues have been less than the amount anticipated in the budget, the Governor has exercised her plenary powers leading to, among other actions, implementation of a hiring freeze for all State departments and the discontinuation of programs for which appropriations were budgeted but not yet spent.

     The State appropriated approximately $17.158 billion and $18.363 billion for Fiscal 1998 and 1999, respectively. Of the $18.363 billion appropriated in fiscal year 1999 from the General Fund, the Property Tax Relief Fund, the Casino Control Fund, the Casino Revenue Fund and Gubernatorial Elections Fund, $7.515 billion was appropriated for State aid to local governments, $5.014 billion was appropriated for grants-in-aid (payments to individuals or public or private agencies for benefits to which a recipient is entitled by law or for the provision of service on behalf of the State), $4.667 billion for Direct State services, $501.1 million for debt service on State general obligation bonds and $667.1 million for capital construction.

     Should tax revenues be less than the amount anticipated in the Budget for a fiscal year, the Governor may, pursuant to statutory authority, prevent any expenditure under any appropriation. The appropriations for fiscal year 1998 and for fiscal year 1999 reflect the amounts contained in the Governor's fiscal year 1999 Budget.

     The State has made appropriations for principal and interest payments for general obligation bonds for fiscal years 1996 through 1999 in the amounts of $446.3 million, $446.9 million, $483.7 million and $501.1 million, respectively. The Governor's fiscal year 2000 Budget for fiscal year 2000 includes an appropriation in the amount of $518.7 million for principal and interest payments for general obligations bonds.

North Carolina Series

     Economic Characteristics. The economic profile of North Carolina consists of a combination of industry, agriculture, and tourism. Non-agricultural wage and salary employment accounted for approximately 3,666,800 jobs in 1997, of which approximately 834,500 were in manufacturing. According to the North Carolina Bureau of Labor Statistics, in July, 1997, the State ranked tenth in non-agricultural employment and eighth in manufacturing employment. During the period from 1990 to 1997, per capita income in the State grew from $16,674 to $23,174, an increase of 38.9%. The North Carolina Employment Security Commission estimated the November 1998 seasonally adjusted unemployment rate to be 3.2%, as compared with a national unemployment rate of 4.1%.

     Agriculture is a basic element in North Carolina's economy. Gross agricultural income in 1997 reached over $8.3 billion, placing the State eighth in the nation in gross agricultural income. The poultry industry is the leading source of agricultural income, accounting for approximately 25% of gross agricultural income. Pork production accounts for approximately 24% of gross agricultural income. The tobacco industry remains important to North Carolina providing approximately 4% of gross agricultural income. In 1997, North Carolina ranked third in the nation in net farm income.

     North Carolina's agricultural diversity and a continuing emphasis on marketing efforts have protected farm income from some of the wide variations experienced in states where most of the agricultural economy is dependent on a small number of agricultural commodities. North Carolina has the third most diversified agricultural economy in the nation. In 1997, there were approximately 54,000 farms in the State. A strong agribusiness sector also supports farmers with farm inputs (agricultural chemicals and fertilizer, farm machinery, and building supplies) and processing of commodities produced by farmers (vegetable canning and cigarette manufacturing). North Carolina's agricultural industry, including food, fiber and forest, contributes over $46 billion annually to the State's economy.

     The labor force has undergone significant changes during recent years. The State has moved from an agricultural to a service and goods producing economy. According to the Employment Security Commission, the labor force has grown from 2,855,200 in 1980 to 3,884,100 in 1997, an increase of 35%.

     More than 734 international firms have established a presence in the State. Charlotte is the second largest financial center in the nation, based on assets of banks headquartered there. Bank of America, the nation's largest bank, is based in Charlotte. The strength of North Carolina's manufacturing sector also supports a growth in exports. The 1997 annual statistics showed $18.2 billion in exports, placing North Carolina tenth among the states in export trade.

     The Division of Tourism, Film and Sports Development of the North Carolina Department of Commerce has estimated that approximately $10.1 billion was spent on tourism in the State in 1997, an increase of approximately 4.1% over 1996. The Division of Tourism, Film and Sports Development estimates that approximately 171,000 people, or 4.7% of total non-agricultural employment, were employed in tourism-related jobs in the State.

     Revenue Structure. North Carolina's three major operating funds which receive revenues and from which monies are expended are the General Fund, the Highway Fund and the Highway Trust Fund. The 1989 General Assembly created the Highway Trust Fund to provide monies for a major highway construction program for the State. There are no prohibitions or limitations in the North Carolina Constitution on the State's power to levy taxes except an income tax rate limitation of 10% and a prohibition against a capitation or "poll" tax.

     A portion of North Carolina's tax revenue is generated from individual and corporate income taxes, sales and use taxes, highway use tax on certain short-term motor vehicle rentals, corporate franchise tax, excise taxes on piped natural gas, taxes on alcoholic beverages, tobacco products and soft drinks, estate taxes, insurance taxes levied on insurance companies and other taxes, which revenues are deposited into the State's General Fund. Additional tax revenue is generated from a motor fuels tax, a highway use tax on long term rentals and retail sales of motor vehicles and motor vehicle license tax, which revenue is deposited in the Highway Fund and Highway Trust Fund. Additional non-tax revenue deposited to the General Fund consists of (i) institutional and departmental receipts which are deposited with the State Treasurer, including fees, tuition payments, and Federal funds collected by State agencies, (ii) interest earned by the State Treasurer on investments of General Fund monies, and (iii) revenues from the judicial branch. Federal aid is an important source of non-tax revenue for the Highway Fund and Highway Trust Fund.

     State Budget. The North Carolina Constitution requires that the total expenditures of the State for the fiscal period covered by the budget not exceed the total of receipts during the fiscal period and the surplus remaining in the State Treasury at the beginning of the period.

     The budget is based upon estimated revenues and a multitude of existing and assumed State and non-State factors, including State and national economic conditions, international activity and federal government policies and legislation.

     The Executive Budget Act, adopted by the General Assembly in 1925, sets out the procedure by which the State's budget is adopted and administered. The Act requires the adoption of a balanced budget. North Carolina General Statute Section 143-25 provides that the Governor, as ex officio Director of the Budget, "may reduce all of said appropriations, pro rata when necessary, to prevent an overdraft or deficit to the fiscal period for which such appropriations are made. The purpose and policy of this Article is to provide and insure that there shall be no overdraft or deficit in the General Fund of the State at the end of the fiscal period, growing out of appropriations for maintenance, and the Director of the Budget is directed and required to so administer this Article so as to prevent any such overdraft or deficit. Prior to taking any action under this section to reduce appropriations pro rata, the Governor may consult with the Advisory Budget Commission." The Governor may take less drastic action to reduce expenditures to maintain a balanced budget before the need for across-the-board appropriations reduction arises.

     In November 1996, the voters of the State approved a Constitutional amendment giving the Governor the power to veto budgetary and certain other legislative matters.

     Actual General Fund tax revenue totaled $11,679,700,000 in 1997-98, an increase of 9.5% over 1996-97. General Fund tax and non-tax revenue totaled 12,097,200,000 in 1997-98, an increase of 8.1% over 1996-97. This tax and non-tax revenue total includes investment earnings of $447,700,000. The individual income tax personal exemption was increased from $2,000 to $2,250 for 1995 and further to $2,500 for 1996 and beyond. In addition, a $60 child tax credit was enacted beginning with the 1995 tax year. The remaining portion of the State intangibles tax was also repealed as of January 1, 1995.

     The State sales and use tax rate on food consumed at home was reduced from 3.0% to 2.0% beginning January 1, 1997, and has been repealed effective July 1, 1998. The State corporate income tax rate was reduced from 7.5% to 7.25% in 1998, 7.0% in 1999, and will be reduced to 6.9% in 2000 and thereafter. The State homestead exemption was increased, decreasing the ad valorem tax base for counties. Most privilege license taxes were eliminated as of January 1, 1997.

     The Highway Fund revenue collections totaled $1,778,900,000 in fiscal year 1997-98, an 8.0% increase over 1996-97. Sources of revenues for the Highway Fund include taxes on the sale of motor fuels as well as registration and licensing fees for motor vehicles. This gross revenue includes investment earnings in the amount of $18.5 million.

     The Highway Trust Fund is more dependent on consumption-based revenues, such as taxes and fees derived from sales of motor fuels and vehicles, than the Highway Fund, which draws upon more stable sources for its revenue, such as motor vehicle registration and licensing fees. The Highway Trust Fund revenue collections totaled $862,200,000 in fiscal year 1997-98, an 8.8% increase over 1996-97. This gross revenue includes investment earnings in the amount of $62.8 million.

     State Indebtedness. The North Carolina Constitution provides in substance that the State shall not contract a debt, other than refunding debt, by borrowing money in any biennium and pledge its faith and credit to the payment thereof for an amount in excess of two-thirds of the amount by which the outstanding debt of the State was reduced in the preceding biennium unless the proposed debt is submitted to and approved by the voters at an election.

     The State is authorized by the Constitution to borrow in anticipation of the collection of taxes due and payable within the current fiscal year to an amount not exceeding 50% of such taxes. The State has not borrowed in anticipation of taxes since fiscal year 1959-60.

     There are no bonds of the State outstanding which contemplate the appropriation by the General Assembly of such amount as may be necessary to make up any deficiency in a debt service reserve therefor. Furthermore, no legislation has been enacted by the General Assembly which would authorize the issuance of any such bonds.

     Litigation. The following are cases pending in which the State of North Carolina faces the risk of either a loss of revenue or an unanticipated expenditure but which, in the opinion of the Department of State Treasurer, would not materially adversely affect the State of North Carolina's ability to meet its financial obligations:

     1. Leandro, et al. v. State of North Carolina and State Board of Education - School Funding. On May 25, 1994 students and boards of education in five counties in the State filed suit in Superior Court requesting a declaration that the public education system of North Carolina, including its system of funding, violates the State constitution by failing to provide adequate or substantially equal educational opportunities and denying due process of law and violates various statutes relating to public education. Five other North Carolina counties intervened and now allege claims for relief on behalf of their students' rights to sound basic education on the basis of the high proportion of at risk students in the counties' systems.

     The suit is similar to a number of suits in other states, some of which resulted in holdings that the respective systems of public education funding were unconstitutional under the applicable state law. The State filed a motion to dismiss, which was denied at the trial court level. On appeal, the North Carolina Supreme Court upheld the present funding system against the claim that it unlawfully discriminated against low wealth counties but remanded the case for trial on the claim for relief based on the Court's conclusion that the North Carolina Constitution guarantees every child the opportunity to obtain a sound basic education. Trial on the claim of one plaintiff's County is set for August of 1999. The North Carolina Attorney General's Office believes that sound legal arguments support the State's position.

     2. Bailey/Emory/Patton cases -- State Tax Refunds-State and Federal Retirees. State and local government retirees filed a class action suit in 1990 as a result of the repeal of the income tax exemptions for state and local government retirement benefits. The original suit was dismissed after the North Carolina Supreme Court ruled in 1991 that the plaintiffs had failed to comply with state law requirements for challenging unconstitutional taxes and the United States Supreme Court denied review.
In 1992, many of the same plaintiffs filed a new lawsuit, Bailey, et. al. v. North Carolina, et. al., alleging essentially the same claims, including breach of contract, unconstitutional impairment of contract rights by the State in taxing benefits that were allegedly promised to be tax-exempt and violation of several state constitutional provisions.

     On May 31, 1995, the Superior Court of Wake County issued an order ruling in favor of the Bailey plaintiffs. On May 8, 1998 the North Carolina Supreme Court affirmed the Superior Court order in favor of the Bailey plaintiffs. Several additional cases, also named Bailey, et. al. v. North Carolina, et. al., and one named Emory, et. al. v. North Carolina, et. al., were filed by State and local government retirees to preserve their refund claims for subsequent tax years through tax year 1997. The outcome of these cases was controlled by the outcome of the initial Bailey case.

     In 1995, a group of federal government retirees filed a class action suit in Wake County Superior Court, Patton, et. al. v. North Carolina, et. al., seeking refunds of State taxes paid on federal pension income since 1989. The Patton plaintiffs alleged that, should the plaintiffs in Bailey prevail, such a result would re-establish the disparity of treatment between state and federal pension income which was held unconstitutional in Davis v. Michigan (1989). In Davis, the United States Supreme Court ruled that a Michigan income tax statute which taxed federal retirement benefits while exempting those paid by state and local governments violated the constitutional doctrine of intergovernmental tax immunity. At the time of the Davis decision, North Carolina law contained similar exemptions in favor of state and local retirees. Those exemptions were repealed prospectively, beginning with 1989 tax year, resulting in the Bailey case.

     On June 10, 1998, the North Carolina General Assembly reached an agreement settling the Bailey, Emory and Patton cases. The agreement, embodied in a consent order, provided that the State would pay $799,000,000 in two installments, one in 1998 and the other in 1999, to extinguish all liability for refunds for tax years 1989 through 1997 of taxes paid by federal, State and local government retirees who had five years of creditable service in their retirement system prior to August 12, 1989, the date of enactment of the statute repealing the exemptions from taxation of State and local government retirement benefits, or who had "vested" by that date in certain "defined contribution" plans such as the State's 401(k) and deferred compensation plans. The consent order was conditioned upon the North Carolina General Assembly appropriating the funds to make the payments set forth in the consent order and court approval of the settlement following notice to class members. The appropriation of the first installment of $400,000,000 was made, and the Superior Court approved the settlement on October 7, 1998.

     3. Smith/Shaver Cases - State Tax Refunds - Intangibles Tax. The Smith case is a class action tax refund lawsuit related to litigation in Fulton Corporation v. Faulkner, a case filed by a single taxpayer and decided by the United States Supreme Court in 1996 regarding the constitutionality of certain taxes previously collected by the State on intangible personal property. On July 7, 1995, while the Fulton case was pending before the United States Supreme Court, the Smith class action was commenced in North Carolina Superior Court on behalf of all other taxpayers who had paid the tax and had complied with the requirements of the North Carolina tax refund statute and would, therefore, be entitled to refunds if Fulton prevailed on its refund claim. These original plaintiffs were later designated Class A when a second group of plaintiffs were added. The new class, denominated Class B, consisted of taxpayers who had paid the tax but had failed to comply with the tax refund statute. On February 21, 1996, the United States Supreme Court held in Fulton that the State's intangibles tax on shares of stock in non-North Carolina corporations (by then repealed) violated the Commerce Clause of the United States Constitution because it discriminated against stock issued by corporations that do all or part of their business outside of North Carolina. It remanded the case to the North Carolina Supreme Court to consider remedial issues, including whether the offending provision in the statute (the taxable percentage deduction) was severable.

     On February 10, 1997, the Supreme Court of North Carolina in the Fulton remand proceeding severed the taxable deduction provision and invited the General Assembly to determine the appropriate remedy for the discriminatory tax treatment of eligible taxpayers who paid the tax but did not benefit from the deduction. While the General Assembly considered the remedial issues raised by the Fulton remand, the Smith plaintiffs moved for judgment on their refund claims. On June 11, 1997, the trial judge in Smith ordered refunds to be made for tax years 1991-1994 to the Class A plaintiffs and dismissed the Class B claims. Refunds to Class A taxpayers, totaling approximately $120,000,000 have been paid, with interest. The Class B plaintiffs appealed, and on December 4, 1998, the North Carolina Supreme Court reversed the dismissal of their claims. As a result of the Smith decision, the State will be required to pay refunds to the Class B plaintiffs. As of March 31, 1999, the State estimated that its liability for such tax refunds, with interest through June 30, 1999, would be approximately $350,000,000.

     A second class action tax refund lawsuit, Shaver, et. al. v. North Carolina, et. al., was filed on January 16, 1998, by the same taxpayers as the Class B plaintiffs in Smith asserting alternative theories of recovery for the same tax years 1991 through 1994 involved in the Smith case and claiming refunds for one additional tax year, 1990. Their additional claim for tax year 1990 totaled approximately $100,000,000.

     On July 12, 1999, the General Assembly approved a plan to settle all outstanding claims in the Smith and Shaver cases for a total sum of $440,000,000. Pursuant to the terms of the settlement plan, $200,000,000 will be appropriated by the State in October 1999, and the remaining $240,000,000 will be appropriated no later than July 2000. Final implementation of the settlement is contingent upon the entrance of a consent order by the presiding judge in the Smith and Shaver cases.

     4. N.C. School Boards Association, et. al. v. Harlan E. Boyles, State Treasurer, et. al. - Use of Administration Payments. On December 14, 1998, plaintiffs, including the county school boards of five counties, filed suit in Superior Court requesting a declaration that certain payments to State administrative agencies must be distributed to the public schools on the theory that such amounts are fines which under the North Carolina Constitution must be paid to the schools. For the last fiscal year for which information was available to them, plaintiffs allege liability of approximately $84,000,000. Until this matter is resolved, any refunds and interest will continue to accrue. The North Carolina Attorney General's office believes that sound legal arguments support the State's position on the outstanding claims.

     5. Faulkenbury v. Teachers' and State Employees' Retirement System, Peele v. Teachers' and State Employees' Retirement System and Woodard v. Local Governmental Employees' Retirement System - Disability Retirement Benefits. Plaintiffs are disability retirees who brought class actions in state court challenging changes in the formula for payment of disability retirement benefits and claiming impairment of contract rights, breach of fiduciary duty, violation of other federal constitutional rights, and violation of state constitutional and statutory rights. The Superior Court ruled in favor of plaintiffs. The Order was affirmed by the North Carolina Supreme Court in 1997. The case went back to the Superior Court for calculations of benefits and payment of retroactive benefits, along with determination of various remedial issues. As a result of the remedial proceedings, there are now two appeals pending in the appellate courts concerning calculation of retroactive benefits. The plaintiffs previously submitted documentation to the court asserting that the cost in damages and higher prospective benefit payments to the plaintiffs and class members would amount to $407.0 million. Calculations and payments so far indicate that retroactive benefits will be significantly less than estimated, depending in part on the pending appeals. Payments have been made by the State of approximately $73.0 million. The remaining liability for retroactive benefits is estimated by the State not to exceed $42.0 million. All retroactive payments and future benefit payments are payable from the funds of the Retirement systems.

Ohio Series

     State Economy and Budget. The "non-manufacturing" sector employs approximately 80% of all non-agricultural payroll workers in the State of Ohio. Economic activity in Ohio, as in many other industrially developed states, tends to be more cyclical than in some other states and in the nation as a whole. Agriculture and related agricultural sectors combined also is an important segment of the Ohio economy. The financial condition of the State has fluctuated in a pattern related to national economic conditions, with periods of prolonged stringency characterizing fiscal years 1980 through 1983. Additionally, the 1980-82 recession brought with it a substantial increase in bankruptcies and foreclosures. While the State's economy improved since 1983, the State experienced an economic slowdown in 1990-91, consistent with the national economic conditions during that period. In recent years the State has experienced an increase in economic activity, fueled in part by employment growth in the non-manufacturing sector, consistent with the national trend. This economic upswing served as a basis for temporary personal income tax reductions in 1996.

     The State constitution requires the Ohio General Assembly to "provide for raising revenue, sufficient to defray the expenses of the State, for each year, and also a sufficient sum to pay the principal and interest as they become due on the State debt." The State is effectively precluded by law from ending a fiscal year or a biennium in a "deficit" position. State borrowing to meet casual deficits or failures in revenues or to meet expenses not otherwise provided for is limited by the constitution to $750,000.

     The State finances most of its operations through the General Revenue Fund ("GRF") which receives general state revenues not otherwise dedicated pursuant to certain constitutional and statutory claims on state revenues. The GRF sources consist primarily of personal income and sales and use taxes. The GRF ending (June 30) biennial fund balance is reduced during less-favorable national economic periods and then increases during more favorable economic periods.

     The Office of Budget and Management ("OBM") reported positive $1,084.4 million and $1,649.0 million ending fund and cash balances, respectively, for the GRF for fiscal year ended June 30, 1998. As of June 10, 1999, the OBM reported an estimated positive $232.5 million ending fund balance for the GRF for the fiscal year ended June 30, 1999. In addition, as of June 1, 1999, the Budget Stabilization Fund ("BSF") had a cash balance of $906.9 million.

     The GRF appropriations act for the biennium beginning July 1, 1997 was passed on June 25, 1997 and promptly signed (after selective vetoes) by the Governor. That act provided for total GRF biennial expenditures of over $36.0 billion, an increase over those for the prior biennium. Subsequent legislation increased by approximately 2.73% the GRF fiscal year 1999 appropriation level for elementary and secondary education, to be funded in part by mandated small (0.5-3%) reductions in State appropriations for various State agencies and institutions; expressly exempt from those reductions are all appropriations for debt service including lease rental payments. The June 30, 1998 GRF ending fund balance guaranteed the availability of funds to support an income tax reduction for calendar year 1998 and educational projects in the State. In accordance with Ohio General Assembly direction, $701.4 million was transferred to the Income Tax Reduction Fund to provide a tax cut in the 1998 income tax rates; transfers of $170.0 million and $30.0 million were made to the Public School Building Assistance Fund and the School District Solvency Fund, respectively. In addition, $44.2 million was transferred from the GRF to the Budget Stabilization Fund.

     State statutory provisions provided for effective management by permitting the adjustment of payment schedules (as was done during some prior fiscal years) and the use of the Total Operating Fund ("TOF") to manage temporary GRF cash flow deficiencies. The State has not undertaken external revenue anticipation borrowing.

     TOF includes the total consolidated total cash balances, revenues, disbursements and transfers of the GRF and several other specified funds. TOF cash balance at June 30, 1998 was $6.3171 billion. These cash balances are consolidated only for the purpose of meeting cash flow requirements and, except for the GRF, a positive cash balance must be maintained for each discrete fund included in the TOF. The GRF is permitted to incur a temporary cash deficiency by drawing upon the available consolidated cash balance in the TOF. The amount of that permitted GRF cash deficiency at any time is limited to 10% of GRF revenues for the then-preceding fiscal year. GRF cash flow deficiencies occurred in five months of the fiscal year ending June 30, 1998, the highest being $742.1 million in December 1997. As of June 1, 1999, the OMB reported cash flow deficiencies in six months of the fiscal year ending June 30, 1999.

     State Debt. The Ohio Constitution prohibits the incurrence or assumption of debt by the State without a popular vote except to (i) cover causal deficits or failures in revenues limited in amount of $750,000 and
(ii) repel invasion, suppress insurrection or defend the State in war.

     From 1921 to June 1, 1999, the voters of Ohio, by fifteen constitutional amendments, have authorized the incurrence of state borrowing debt to which taxes or excises were pledged for payment, all of which related to capital facilities financing, except for three funding veterans' bonuses. The only such tax-supported debt still authorized to be incurred are highway, local infrastructure, coal development and natural resources general obligation bonds.

     A 1995 constitutional amendment authorized additional Highway Bonds (superseding a prior Highway Bond authorization, the authority to issue under which expired in 1996). The amendment authorizes not more than $1.2 billion to be outstanding at any time and not more than $220.0 million to be issued in a fiscal year. As of June 1, 1999, $375.0 million of Highway Bonds were issued, of which $315.0 million were outstanding. As of that same date, an additional $320 million of Highway Bonds are authorized in a pending appropriations bill.

     A 1985 constitutional amendment authorized up to $100.0 million in state full faith and credit obligations for coal research and development to be outstanding at any one time. In addition, the General Assembly has authorized the issuance of $150.0 million of Coal Development Bonds. As of June 1, 1999, $95.0 million of Coal Development Bonds were issued, of which $23.9 million were outstanding.

     A 1987 State constitutional amendment authorized the issuance of $1.2 billion of State full faith and credit obligations for general obligation Infrastructure Bonds to finance local infrastructure improvements of which no more than $120.0 million may be issued in any calendar year. A 1995 constitutional amendment extended this authority by authorizing an additional $1.2 billion of full faith and credit obligations to be issued over ten years, not more than $120.0 million to be issued in a fiscal year. As of June 1, 1999, approximately $1.3 billion of such obligations were issued, of which approximately $1.0 billion were outstanding.

     A constitutional amendment adopted in 1990 authorizes greater State and political subdivision participation in the provision of housing for individuals and families. This supplements the previously constitutionally authorized loans-for-lenders and other housing assistance programs, financed in part with State revenue bonds. The amendment authorizes the General Assembly to provide for State assistance for housing in a variety of ways. The General Assembly could authorize State borrowing for the purpose by the issuance of obligations secured by a pledge of all or such portion as it authorizes of State revenues or receipts, although the obligations may not be supported by the State's full faith and credit.

     A constitutional amendment approved by the voters in 1993 authorizes $200.0 million in state general obligation bonds to be outstanding for parks, recreation and natural resource purposes (no more than $50.0 million to be issued in any one fiscal year).

     A constitutional amendment approved at the November 1994 election pledges the full faith and credit and taxing power of the State to meet certain guarantees under the State's tuition credit program. That program provides for purchase of tuition credits, for the benefit of state residents, guaranteed to cover a specified amount when applied to the cost of higher education tuition. Under the amendment, to secure the tuition guarantees the General Assembly shall appropriate monies sufficient to offset any deficiency that may occur from time to time in the trust fund that provides for the guarantees and at any time necessary to make payment of the full amount of any tuition payment or refund required by a tuition payment contract.

     In addition, the State constitution authorizes the issuance, for certain purposes, of State obligations the owners or holders of which are not given the right to have taxes or excises levied by the General Assembly to pay principal and interest. Such special obligations include those issued by, among others, the Ohio Public Facilities Commission ("OPFC"), the Ohio Building Authority ("OBA") and certain obligations issued by the Treasurer of State. As of June 1, 1999, the OPFC had issued approximately $4.718 billion for higher education facilities, approximately $2.177 billion of which were outstanding, approximately $1.117 billion for mental health facilities, approximately $360.8 million of which were outstanding and $194.9 million for parks and recreation facilities, approximately $79.0 million of which were outstanding. As of that same date, the OBA had issued approximately $3.2 billion of special obligations, approximately $2.5 billion of which were outstanding. The special obligations were issued for facilities related to prisons, the Department of Youth Services, the Department of Administration Services, the Arts and Sports Facilities Commission, the Ohio Department of Transportation, the Department of Natural Resources, the Department of Public Safety and the Bureau of Workers' Compensation. Also as of June 1, 1999, the Treasurer of State had issued approximately $333.6 million for educational facilities, approximately $286.3 million of which were outstanding.

     A statewide economic development program assists, with loans and loan guarantees, the financing of facilities for industry, commerce, research and distribution. The law authorizes the issuance of state bonds and loan guarantees secured by a pledge of portions of the state profits from liquor sales. The General Assembly has authorized the issuance of these bonds by the State Treasurer, with a general maximum of $300 million currently authorized to be outstanding at any one time (excluding bonds issued to meet guarantees, but less any amount by which 4% of the unpaid principal amount of guaranteed loan payments exceeds the funded amount applicable to the guarantees). The aggregate amount from the liquor profits to be used in any fiscal year in connection with these bonds (except for bonds issued to meet guarantees) may not under present law exceed $25 million. The total of unpaid guaranteed loan amounts and unpaid principal of direct loans may not exceed $500 million. A 1996 issue of $168.74 million ($161.16 million outstanding) of taxable bonds refunded outstanding bonds and provided additional funds for the program. A 1998 issue of approximately $102.0 million of taxable forward purchase refunding bonds were issued to refund, as of 2006, term bonds of the 1996 issue stated to mature in 2016 and 2021. The highest future fiscal year debt service on the outstanding bonds of those issues, which are payable through 2021, is approximately $16.2 million in 2008.

     Only a portion of State capital needs can be met by direct GRF appropriations; therefore, additional State borrowing for capital purposes has been and will be required. Under present constitutional limitations, most of that borrowing has been and will continue to be primarily by lease-rental supported obligations such as those issued by OPFC and OBA and, in some cases, by the Treasurer.

     The capital appropriations act for the 1999-2000 biennium authorizes additional borrowing, including over $1.4 billion in lease rental obligations issued by OBA, OPFC and the Treasurer. It authorizes issuance by OPFC of obligations, in addition to those previously authorized by the General Assembly, in the amounts $555.6 million for higher education capital facilities projects (a substantial number of which are renovations of equipment and improvements to existing facilities), $64.0 million for mental health facilities projects (including local projects), and $31.2 million for parks and recreation facilities. It also authorizes the OBA to issue obligations in the amounts of $224.0 million for local jails and prisons, $25.0 million for Department of Youth Services facilities, $140.0 million for Department of Administrative Services facilities, $80.8 million for Ohio Arts and Sports Facilities Commission facilities. In addition, the Treasurer of State has been authorized to issue bonds to finance approximately $355.0 million of capital improvements for elementary and secondary public school facilities and $240.0 million for local infrastructure projects. As of June 1, 1999, the Commissioners of the Sinking Fund had additional General Assembly authorization for additional borrowing of $48.8 million for natural resources facilities.

     1997 legislation provided for two new categories of revenue-type financing. The Ohio Building Authority is authorized to issue lease revenue obligations to assist in the financing of up to 15% of the estimated cost of certain Ohio sports facilities. In addition, a revolving fund is created to assist in financing local transportation facilities, initially funded with a deposit of $30.0 million of GRF monies.

     A State law, originally enacted in 1986 and now amended (the "Rail Act"), authorizes the Ohio Rail Development Commission (replacing the prior Ohio High-Speed Rail Authority) to issue obligations to finance the cost of rail service projects within the State, either directly or by loans to other entities. The Rail Act originally was limited to inter-city passenger services. The amendments extend the authority to include freight and commuter service. The Rail Development Commission (or the predecessor Authority) from time to time has considered financing plan options and the general possibility of issuing bonds or notes. The Rail Act prohibits, without express approval by joint resolution of the General Assembly, the collapse of any escrow of financing proceeds for any purpose other than payment of the original financing, the substitution of any other security, and the application of any proceeds to loans or grants. The Rail Act authorizes the Rail Development Commission, but only with subsequent General Assembly action, to pledge the faith and credit of the State but not the State's power to levy and collect taxes (except ad valorem property taxes if subsequently authorized by the General Assembly) to secure debt service on any post-escrow obligations and, provided it obtains the annual consent of the State Controlling Board, to pledge to and use for the payment of debt service on any such obligations all excises, fees, fines and forfeitures and other revenues (except highway use receipts) of the State after provision for the payment of certain other State obligations. The Ohio Department of Transportation appropriations bill for the 1998-1999 biennium, repealed the "full faith and credit" and use of state revenue provisions.

     The General Assembly has placed on the November, 1999, general election ballot a proposed constitutional amendment dealing with State debt. If approved by the voters, it will authorize State general obligation debt to pay costs of facilities for a system of common schools throughout the State and facilities for state supported and assisted institutions of higher education. That and other debt represented by direct obligations of the State (such as that authorized by the OPFC and OBA) could not be issued if future fiscal year total debt service on those obligations to be paid from the GRF or net lottery proceeds exceeds 5% of total estimated revenues of the State for the GRF and from net State lottery proceeds during the fiscal year of issuance.

     The State and state agencies have issued revenue bonds that are payable from net revenues of or relating to revenue-producing facilities or categories of facilities, such as those issued by the Ohio Turnpike Commission. Under interpretations by Ohio courts, those revenue bonds are not "debt" within the meaning of the constitutional provisions prohibiting the incurrence of debt without popular vote. The Constitution also authorizes State bonds (issued by the Ohio Housing Finance Agency) for certain housing purposes; tax monies may not be obligated or pledged to those bonds.

     The State is a party to various legal proceedings seeking damages or injunctive relief. The State also is party to certain litigation questioning the constitutionality of the State's system of school funding. The Ohio Supreme Court concluded in 1997 that major aspects of the system are unconstitutional. It ordered the State to provide for and fund sufficiently a system complying with the Ohio Constitution, staying its order to permit time for responsive corrective actions by the General Assembly. The Court has indicated that property taxes may still play a role in, but "can no longer be the primary means" of, school funding. The Court remanded the case to the trial court to hear evidence and render an opinion on the constitutionality of the enacted legislation which opinion could then be appealed directly to the Ohio Supreme Court. A hearing in the trial court was subsequently held on the constitutionality of the legislation enacted since 1992 to enhance school funding consistent with the Supreme Court decision.

     In February 1999, the trial court ruled that the State continues to be not in compliance with the constitutional requirements, and ordered the State "forthwith to provide for and fund a system of funding public elementary and secondary education in compliance with the Ohio Constitution and the 1997 directive of the Ohio Supreme Court." The court also ordered the State Board of Education and the State Superintendent of Public Instruction to prepare and submit to the General Assembly proposals for compliance with the trial court orders and the Supreme Court directive.

     The State has filed with the Ohio Supreme Court a notice of appeal of the trial court's decision. The trial court has granted the State's request for a stay, pending appeal, of implementation of its order (except that portion calling for State agency proposals). It is not possible at this time to state what the results of any appeal might be, or, should plaintiffs prevail on appeal, the effect on the State's present school funding system.

     In addition, there is litigation pending in the Ohio Court of Claims which contests the Ohio Department of Human Services' (ODHS) prior Medicaid financial eligibility rules for married couples when one spouse is living in a nursing facility and the other resides in the community. ODHS promulgated new eligibility rules effective January 1, 1996. ODHS appealed an order of the federal court directing it to provide notice to persons potentially affected by the former rules from 1990 though 1995, and the court of appeals ruled in favor of ODHS; plaintiff's petition for certiorari was not granted by the U.S. Supreme Court. As to the Court of Claims case, it is not possible to state the period (beyond the current fiscal year) during which necessary additional Medicaid expenditures would have to be made.
Plaintiffs have estimated total additional Medicaid expenditures at $600,000,000 for the retroactive period and, based on current law, it is estimated that the State's share of those additional expenditures would be approximately $240,000,000. On April 15, 1999, the Court of Claims decertified the action there as a class action.

     Major offices of the State have had under way extensive efforts and programs to identify and assess, and remediate when necessary, year 2000 problems involving data processing systems and other systems and equipment critical to continued and uninterrupted State agency operations. Various remediation efforts are either under way or complete. For example, OBM is 100% complete as to the State accounting system. In addition to significant review and activity by the State Treasurer and State Auditor offices, a Year 2000 Competency Center has been operating in the Division of Computer Services in the Department of Administrative Services (DAS), serving cabinet-level agencies.

     Among the areas addressed by the State Treasurer's office are the paying agent and trustee relationships with respect to State bonds and investments (both State funds, and the STAR Ohio program for the State and local subdivisions). The State Auditor's efforts have in large part involved the State system of payments, compliance with various grant contracts, and efforts by local subdivisions to achieve a level of satisfactory compliance. The Treasurer's office and the Department of Taxation are involved directly in the collection and processing of State
taxes.   Particular emphasis has been placed on those areas.

     The DAS Year 2000 Competency Center has been reviewing detailed written plans and reporting on remediation project completion percentages and scheduled completion dates. As an example, by late February 1999, it reported that the Department of Taxation remediation of critical systems was 100% complete.

     Overall, those involved State offices and agencies are satisfied that material areas for which they are responsible and that may require remediation have been and are being identified and will be addressed timely and that the cost of that remediation will be within monies available and appropriated. The State's remediation efforts have been aimed primarily at ensuring the unimpeded and uninterrupted operation of State government, including tax collections, investments and timely payment of State obligations. The State expects to be in material compliance by January 1, 2000, in most cases. There are agencies outside the purview of these reviews and efforts, including the State universities and retirement systems, that are pursuing their own assessment and remediation activities. The success of remediation efforts by the State and by prominent outside parties will not be fully determined until the year 2000 and thereafter.

     The outstanding state bonds issued by the OPFC and the OBA are rated "AA-" by both S&P and Fitch and "Aa3" by Moody's. Certain recent or portions of issues of OPEC or OBA bonds are the object of municipal bond insurance procured by the original or subsequent purchasers and bear different ratings.

     The outstanding Highway Bonds issued by the Sinking Fund are rated "Aa1" by Moody's, "AA+" by Fitch and "AAA" by S&P. The outstanding Highway Obligation Bonds issued by the Sinking Fund are rated "Aa1" by Moody's, "AA+" by Fitch, and "AAA" by S&P.

     The outstanding Natural Resources Bonds and Coal Development Bonds issued by the Sinking Fund are rated "Aa1" by Moody's, "AA+" by S&P, and "AA+" by Fitch.

     State Employees and Retirement Systems. The State has established five public retirement systems to provide retirement, disability retirement and survivor benefits. The Public Employees Retirement System ("PERS"), the largest of the five, covers both State and local public employees. The State Teachers Retirement System ("STRS") and School Employees Retirement System ("SERS") primarily cover school district and public higher education employees. The Highway Patrol Retirement System ("HPRS") covers State troopers, and the Police and Firemen's and Disability and Pension Fund System ("PFDPS") covers local safety forces.

     As the most recent year reported by the particular system, the unfunded accrued liabilities of STRS and SERS were $7.262 billion and $624.0 million, respectively, and the unfunded accrued liabilities of PERS, HPRS and PFDPS were $2.098 billion, $26.7 million and $1.47 billion, respectively.

     State Municipalities. Ohio has a mixture of urban and rural population, that is approximately three-quarters urban. There are 943 incorporated cities and villages (municipalities with populations under 5,000) in the State; six cities have populations of over 100,000 and eighteen over 50,000.

     A 1979 act established procedures for identifying and assisting those few cities and villages experiencing defined "fiscal emergencies." A commission composed of state and local officials, and private sector members experienced in business and finance appointed by the Governor, is to monitor the fiscal affairs of a municipality facing substantial financial problems. That act requires the municipality to develop, subject to approval and monitoring by its commission, a financial plan to eliminate deficits and cure any defaults and otherwise remedy fiscal emergency conditions, and to take other actions required under its financial plan. It also provides enhanced protection for the municipality's bonds and notes and, subject to the act's stated standards and controls, permits the State to purchase limited amounts of the municipality's short-term obligations (used only once, in 1980).

     Over the years, the act's "fiscal emergency" provisions have been applied to 12 cities and to 14 villages. The situations in 10 cities and 10 villages have been resolved and their commissions terminated. Only the cities of East Cleveland and Uhrichsville and four villages remain under the procedure. A new preliminary "fiscal watch" status has recently been added, with two cities currently in this status.

     The fiscal emergency legislation was recently amended to extend its potential application to counties (88 in the State) and townships. This extension is on an "if and as needed" basis, and not aimed at particular identified existing fiscal problems of those subdivisions.

     New legislation addresses larger school districts in financial straits. It is similar to that for municipal "fiscal emergencies," but is particularly tailored to certain school districts and their present and potential fiscal problems. It has been applied to nine districts, and ten districts are currently on preliminary "fiscal watch" status.

     Federal courts have ruled that the State shared joint liability with the local school districts for segregation in Cincinnati, Cleveland, Columbus, Dayton and Lorain. Subsequent trial court orders directed that remedial costs be shared equally by the State and the respective local districts. For that purpose recent biennial appropriations were approximately $119.4 million in 1994-95, $144.8 million in 1996-97; $50.4 million is appropriated for each year of the current biennium. A recent settlement agreement in one desegregation case is reducing annual state payments to one district.

     Summary. Many factors affect or could affect the financial condition of the State and other issuers of debt obligations, many of which are not within the control of the State or such issuers. There can be no assurance that such factors and the resulting impact on State and local governmental finances will not affect adversely the market value of Ohio Municipal Obligations held in the portfolio of the Fund or the ability of the respective obligors to make required payments on such obligations.

Pennsylvania Series

     General. Pennsylvania historically has been dependent on heavy industry, although declines in the coal, steel and railroad industries have led to diversification of the Commonwealth's economy over the last thirty years. Recent sources of economic growth in Pennsylvania are in the service sector, including trade, medical and health services, education and financial institutions. Agriculture continues to be an important component of the Commonwealth's economic structure, with nearly one-third of the Commonwealth's total land area devoted to cropland, pasture and farm woodlands.

     In 1998, the population of Pennsylvania was 12 million, ranking fifth in the nation. According to the U.S. Bureau of the Census, Pennsylvania experienced a slight increase from the 1989 estimate of 11.87 million. Pennsylvania has a high proportion of persons 65 or older, and is highly urbanized, with almost 80% of the 1990 census population residing in the 15 Metropolitan Statistical Areas of the Commonwealth. The cities of Philadelphia and Pittsburgh, the Commonwealth's largest metropolitan statistical areas, together comprise approximately 44% of the Commonwealth's total population.

     The State's workforce is estimated at 5.9 million people, ranking as the sixth largest labor pool in the nation. Pennsylvania's average annual unemployment rate remained below the national average between 1986 and 1990. Slower economic growth caused the rate to rise to 7.0% in 1991 and 7.6% in 1992. The resumption of faster economic growth resulted in a decrease in the Commonwealth's unemployment rate to 7.1% in 1993. From 1994 through 1998, Pennsylvania's annual average unemployment rate was below that of the Middle Atlantic Region but slightly higher than that of the United States as a whole. Seasonally adjusted data for April 1999 shows an unemployment rate of 4.4%, compared to an unemployment rate of 4.3% for the United States as a whole.

     Financial Accounting. Pennsylvania utilizes the fund method of accounting and over 150 funds have been established for the purpose of recording receipts and disbursements, of which the General Fund is the largest. Most of the operating and administrative expenses are payable from the General Fund. The Motor License Fund is a special revenue fund that receives tax and fee revenues relating to motor fuels and vehicles, and except for one-half cent per gallon of the liquid fuels tax which is deposited in the Liquid Fuels Tax Fund for distribution to local municipalities, all such revenues are required to be used for highway purposes. Other special revenue funds have been established to receive specified revenues appropriated to specific departments, boards and/or commissions. Such funds include the Game, Fish, Boat, Banking Department, Milk Marketing, State Farm Products Show, State Racing and State Lottery Funds. The General Fund, all special revenue funds, the Debt Service Funds and the Capital Project Funds combine to form the Governmental Fund Types.

     The Tax Stabilization Reserve Fund was established in 1986 and provided with initial funding from General Fund appropriations. The Tax Stabilization Reserve Fund receives 15% of any budgetary basis fiscal year-end surplus of the General Fund and all proceeds from the disposition of assets of the Commonwealth not designated for deposit elsewhere. It is to be used for emergencies threatening the health, safety or welfare of citizens or to offset unanticipated revenue shortfalls due to economic downturns. Assets of the fund may be used upon recommendation by the Governor and an approving vote by two-thirds of the members of each house of the General Assembly. The fund balance is anticipated to be in excess of $932.0 million as of the close of the fiscal 1999.

     Enterprise funds are maintained for departments or programs operated like private enterprises. The largest of the Enterprise funds is the State Stores Fund, which is used for the receipts and disbursements of the Commonwealth's liquor store system. Sale and distribution of all liquor within Pennsylvania is a government enterprise.

     Financial information for the funds is maintained on a budgetary basis of accounting ("Budgetary"). Since 1984, the Commonwealth has also prepared financial statements in accordance with generally accepted accounting principles ("GAAP"). The GAAP statements have been audited jointly by the Auditor General of the Commonwealth and an independent public accounting firm. The Budgetary information is adjusted at fiscal year end to reflect appropriate accruals for financial reporting in conformity with GAAP. The Commonwealth maintains a June 30th fiscal year end.

     The Constitution of Pennsylvania provides that operating budget appropriations may not exceed the actual and estimated revenues and available surplus in the fiscal year for which funds are appropriated. Annual budgets are enacted for the General Fund and for certain special revenue funds which represent the majority of expenditures of the Commonwealth.

     Revenues and Expenditures. Pennsylvania's Governmental Fund Types receive over 57% of their revenues from taxes levied by the Commonwealth. Interest earnings, licenses and fees, lottery ticket sales, liquor store profits, miscellaneous revenues, augmentations and federal government grants supply the balance of the receipts to these funds. Revenues not required to be deposited in another fund are deposited in the General Fund. The major tax sources for the General Fund are the 6% sales and use tax (33.9% of General Fund revenues in fiscal 1998), the 2.8% personal income tax (34.4% of General Fund revenues in fiscal 1998) and the 9.99% corporate net income tax (9.4% of General Fund revenues in fiscal 1998). Tax and fee proceeds relating to motor fuels and vehicles are constitutionally dedicated to highway purposes and are deposited into the Motor License Fund. The major sources of revenues for the Motor License Fund include the liquid fuels tax and the oil company franchise tax. That Fund also receives revenues from fees levied on heavy trucks and from taxes on fuels used for aviation purposes. These latter revenues are restricted to the repair and construction of highway bridges and aviation programs, respectively. Revenues from lottery ticket sales are deposited in the State Lottery Fund and are reserved by statute for programs to benefit senior citizens.

     Pennsylvania's major expenditures include funding for education ($7.5 billion of fiscal 1998 expenditures, and $7.85 billion of the fiscal 1999 budget) and public health and human services ($13.5 billion of fiscal 1998 expenditures, and $15.1 billion of the fiscal 1999 budget).

     Governmental Fund Types: Financial Condition/Results of Operations (GAAP Basis). Financial conditions during fiscal years 1991 through 1995 were distinguished by slow economic growth and a rapid expansion of the costs of certain governmental programs that together produced a significant stress on the Commonwealth's budget. These problems were particularly evident during fiscal years 1990 and 1991 when revenues were significantly below projections, and expenditures, largely driven by demand for public welfare services, rose above budgeted amounts. Actions taken during fiscal 1992 to bring the General Fund back into balance, including tax increases and expenditure restraints, resulted in a $1.1 billion reduction to the unreserved-undesignated fund deficit for combined Governmental Fund Types and a return to a positive fund balance. The fund balance for the governmental fund types, as restated, increased during the 1994 through 1998 fiscal years. As of June 30, 1998, the fund balance totaled approximately $1,959 million, including an unreserved-undesignated fund balance of $497.0 million. In view of current budget projections showing higher expenditures and slower growth in future fiscal years, the fund balance is expected to decline in future years.

General Fund: Financial Condition/Results of Operations.

     Five Year Overview (GAAP Basis). For the five year period FY 1994 through FY 1998, total revenues and other sources rose at a 4.7% average annual rate while total expenditures and other uses grew by 4.0% annually. The majority of the increase in total revenues and other sources during this period occurred during fiscal 1998 due to tax and fee increases. Also, improved financial results and structural cash flow modifications contributed to lower borrowing.

     Fiscal 1997 Financial Results (GAAP Basis): For fiscal 1997, assets increased $563.4 million and liabilities declined $166.3 million to produce a $729.7 million increase in fund balance at June 30, 1997. The fund balance increase during fiscal 1997 has brought a restoration of an undesignated-unreserved balance. The $187.3 million undesignated-unreserved balance was the first recorded since fiscal 1994. Total revenues and other sources rose 3.5% for fiscal 1997. An increase of 5.5% in tax revenue aided by an improving State economy was partially offset by a $175.2 million decline in intergovernmental revenues. Expenditures and other uses increased 1.0% for the fiscal year. As in the past several fiscal years, expenditure increases were led by protection of persons and property program costs. Fiscal 1997 costs for this program rose by 4.7%, the largest increase for a program. General government program costs for fiscal 1997 declined by 14.3% from the fiscal year earlier. A reduction in estimated expenditures for maintaining the Commonwealth's self-insured worker's compensation program is largely responsible for the decline.

     Fiscal 1997 Financial Results (Budgetary Basis): The unappropriated balance of Commonwealth revenues increased during the 1997 fiscal year by $432.9 million; higher than estimated revenues and slightly lower expenditures than budgeted caused the increase. The unappropriated balance rose from an adjusted amount of $158.5 million at the beginning of fiscal 1997, to $591.4 million (prior to reserves for transfer to the Tax Stabilization Reserve Fund) at the close of the fiscal year. Transfers to the Tax Stabilization Reserve Fund for fiscal 1997 operations were $188.7 million, of which $88.7 million represents the normal 15% of the ending unappropriated balance, plus an additional $100.0 million authorized by the General Assembly when it enacted the fiscal 1998 budget. Commonwealth revenues (prior to tax refunds) during the fiscal year totaled $17.3206 billion, which was $576.1 million (3.4%) above the budget estimate. Revenue from taxes was the largest contributor to higher than estimated receipts. Tax revenue in fiscal 1997 grew 6.1% over tax revenues in fiscal 1996. Personal income collections were $236.3 million over estimate representing a 6.9% increase over fiscal 1996 receipts. Receipts of the sales and use tax were $185.6 million over estimate representing a 6.2% increase. Collections of corporate taxes also exceeded their estimates for the fiscal year. Non-tax revenues were $19.8 million (5.8%) over estimate mostly due to higher than anticipated interest earnings. Expenditures from Commonwealth revenues (excluding pooled financing expenditures) during fiscal 1997 totaled $16.3477 billion and were close to the estimate made in February 1997.

     Fiscal 1998 Financial Results (GAAP Basis): For fiscal 1998, general fund (including the Tax Stabilization Reserve Fund) assets increased $705.1 million and liabilities rose by $111.1 million during the fiscal year.
These changes contributed to a $310.3 million rise in the undesignated-unreserved balance for June 30, 1998, to $497.6 million, the highest level achieved since audited GAAP reporting was instituted in 1984. Fiscal 1998 total revenues and other sources rose 4.3% led by an 11.1% increase in other revenues, largely charges for sales and services and investment income. Tax revenues rose 4.2%. Expenditures and other uses during fiscal 1998 rose by 4.5%. Program areas with the largest percentage increase for the fiscal year were economic development and assistance (21.3%), transportation (19.3%) and general government (14.3%).

     Fiscal 1998 Financial Results (Budgetary Basis): Operations during the 1998 fiscal year increased the unappropriated balance of Commonwealth revenues during that period by $86.4 million to $488.7 million at June 30, 1998 (prior to transfers to the Tax Stabilization Reserve Fund). Higher than estimated revenues, offset in part by increased reserves for tax refunds and by slightly lower expenditures than budgeted were responsible for the increase. Transfers to the Tax Stabilization Reserve Fund for fiscal 1998 operations total $223.3 million consisting of $73.3 million representing the required transfer of 15% of the ending unappropriated surplus balance, plus an additional $150.0 million authorized by the General Assembly when it enacted the fiscal 1999 budget. With these transfers, the balance in the Tax Stabilization Reserve Fund exceeds $668.0 million and represents 3.7% of fiscal 1998 revenues. Commonwealth revenues (prior to tax refunds) during the fiscal year totaled $18.1232 billion, or $676.1 million (3.9%) above the estimate made at the time the budget was enacted. Tax revenue received in fiscal 1998 grew 4.8% over tax revenues received during fiscal 1997. This rate of increase includes the effect of legislated tax reductions that affected receipts during both fiscal years and therefore understates the actual underlying rate of growth of tax revenue during fiscal 1998. Personal income tax collections were $416.6 million over estimate representing an 8.5% increase over fiscal 1997 receipts. Sales and use tax receipts were $6.2 million over estimate representing a 1.9% increase. Aggregate receipts from corporate taxes also exceeded the estimate for the fiscal year. Non-tax revenues were $27.5 million (8.6%) over estimate, mostly due to greater than anticipated interest earnings for the fiscal year. Reserves established during fiscal 1998 for tax refunds totaled $910.0 million. This amount is a $370.0 million increase over tax refund reserves for fiscal 1997 representing an increase of 68.5% due to a change in which tax refund liabilities are recognized on a budgetary basis. Expenditures from all fiscal 1998 appropriations of Commonwealth revenues totaled $17,229.8 million, an increase of 4.5% over fiscal 1997 appropriation expenditures.

     Fiscal 1999 Budget (Budgetary Basis): At the time the budget for fiscal 1999 was enacted in April 1998, the official revenue estimate for fiscal year 1999 was established at $18.4566 billion. Enactment of tax legislation in November 1998 reduced estimated revenues by a net $2.4 million. The official revenue estimate, based on an economic forecast for national gross domestic product, forecasted slowing economic activity based on expectations that consumers would reduce their pace of spending, particularly on motor vehicles, housing and other durable goods. Business is also expected to trim its spending on fixed investments, and foreign demand for domestic goods is expected to decline in reaction to economic difficulties in Asia and Latin America, while an economic recovery in Europe is expected to proceed slowly. The underlying growth rate, excluding any effect of scheduled or proposed tax changes, for the General Fund fiscal 1999 official revenue estimate is 3.0% over actual fiscal 1998 revenues. When adjusted to include the estimated effect of enacted tax changes, fiscal 1999 Commonwealth revenues are projected to increase by 1.6% over actual Commonwealth revenues for fiscal 1998. Tax reductions enacted with the 1999 fiscal year budget totaled an estimated $241.0 million for fiscal 1999, including among other changes, a reduction of the capital stock and franchise tax rate from 12.75 mills to 11.99 mills ($72.5 million); elimination of the personal income tax on gains from the sale of an individual's residence ($30.0 million); extension of the time period from three to ten years over which net operating loss deductions may be taken for the corporate net income tax ($17.8 million); and expansion of various sales tax exemptions ($40.4 million).

     Appropriations enacted for fiscal 1999 were 4.1% ($713.2 million) above the appropriations enacted for fiscal 1998. Major increases in expenditures budgeted for fiscal 1999 included: $249.5 million in direct support of local school district education costs; $60.4 million for higher education; $56.5 million to fund the correctional system; $121.1 million for long-term care medical assistance costs; and $14.4 million for technology and Year 2000 investments. In May 1999, along with the adoption of the fiscal 2000 budget, supplemental fiscal 1999 appropriations totaling $357.8 million were enacted. Of this amount, $200.0 million was appropriated for general obligation debt service that will be available to retire outstanding debt and $90.0 million is proposed to pay additional medical assistance costs anticipated to occur in fiscal 1999. With these additional amounts, total appropriations for fiscal 1999 represent a 6.2% increase over fiscal 1998 appropriations. An anticipated $180.0 million of appropriation lapses and anticipated additional revenues provide the funding for the additional appropriations. Reserves for tax refunds for fiscal 1999 total $631.0 million, a $26.2 million increase over the budget as enacted. This amount includes $33.1 million of tax refunds anticipated from the enacted fiscal 1999 tax changes.

     Current revenue estimates for fiscal 1999 anticipate $722.0 million of receipts above the official estimate used at the time of enactment of the fiscal 1999 budget. As of the fiscal year through May 1999, revenues are $627.0 million over the official estimate, principally due to receipts from the sales tax and the personal income tax. The higher revenues will more than offset the planned draw down of the $265.4 million beginning unappropriated balance. The fiscal year-end unappropriated surplus is projected to rise by $364.3 million to $629.7 million, before transfers to the Tax Stabilization Reserve Fund but this amount should be exceeded. The transfer to the Tax Stabilization Reserve Fund for fiscal 1999 is currently estimated at $244.5 million, and with this anticipated transfer, the Fund will total approximately $932.0 million, representing 4.9% of General Fund reserves.

     Proposed Fiscal 2000 Budget: The General Fund budget for the 1999-2000 fiscal year was approved by the General Assembly in May 1999. The adopted budget includes estimated spending of $19.1038 billion and estimated revenues (net of estimated tax refunds and enacted tax changes) of $18.7185 billion. Funds to cover the $342.1 million difference between estimated revenues and projected spending will be obtained from a draw down of the projected fiscal 1999 year-end balance. The level of proposed spending represents an increase of 3.8% over the revised spending authorized for fiscal 1999 of $18.3603 billion. Enacted tax changes effective for fiscal 2000 total a net reduction of $380.2 million for the General Fund.

     The estimate of Commonwealth revenues for fiscal 1999 is based on an economic forecast for real gross domestic product to grow at a 1.4% rate. Growth of real gross domestic product is expected to be restrained by a slowing of the rate of consumer spending to a level consistent with personal income gains and by smaller gains in business investment in response to falling capacity utilization and profits. Slowing economic growth is expected to cause the unemployment rate to rise through the fiscal year but inflation is expected to remain moderate. Trends for the Pennsylvania economy are expected to maintain their close association with national economic trends. Personal income growth is anticipated to remain slightly below that of the U.S. while the Pennsylvania unemployment rate is anticipated to be very close to the national rate.

     Commonwealth revenues (excluding the estimated cost of enacted tax reductions) are projected to increase by 3.1% over revised fiscal 1999 estimates, with tax revenues expected to rise by 2.9%. Appropriations from Commonwealth funds increase by 3.8% over revised fiscal 1999 appropriations. Program areas that have been proposed to receive funding increases above the
2.9 % average include corrections, basic education, special education, and medical assistance. Enacted tax cuts for fiscal 2000 total an estimated $380.2 million in the General Fund. The major components of the tax reductions are: (i) the tax rate for the capital stock and franchise taxes by one mill to 10.99 mills ($91.6 million); (ii) repeal the gross receipts tax on regulated gas companies ($78.4 million); (iii) lower the current $300 minimum capital stock and franchise tax to $200 ($16.2 million); (iv) raise the annual cap on net operating loss credits per taxpayer from $1.0 million to $2.0 million ($35.5 million); (v) increase the weighting from 50% to 60% of the sales factor used in the apportionment formula to calculate Pennsylvania taxable income for corporate net income purposes ($31.5 million); (vi) restructure the public utility realty tax ($54.6 million); and (vii) expand the income limit to qualify for personal income tax forgiveness by $500 to $6,500 per dependent ($7.5 million). Most major changes are effective January 1, 1999.

     Motor License Fund: The State Constitution requires that all proceeds of motor fuels taxes, vehicle registration fees, license taxes, operators' license fees and other excise taxes imposed on products used in motor transportation shall be used exclusively for construction, reconstruction, maintenance and repair of and safety on highways and bridges and for the payment of debt service on obligations incurred for such purposes. The Motor License Fund is the fund through which most such revenues are accounted for and expended. Portions of certain taxes whose receipts are deposited into the Motor License Fund are legislatively restricted to specific transportation program. These receipts are accounted for in restricted accounts in the Motor License Fund and are not included in the budgetary basis presentations or discussion on the Motor License Fund. The Motor License Fund budgetary basis includes only unrestricted revenue available for annual appropriation for highway and bridge purposes.

     Commonwealth Debt. Current constitutional provisions permit Pennsylvania to issue the following types of debt: (i) debt to suppress insurrection or rehabilitate areas affected by disaster, (ii) electorate approved debt, (iii) debt for capital projects subject to an aggregate debt limit of 1.75 times the annual average tax revenues of the preceding five fiscal years, (iv) tax anticipation notes payable in the fiscal year of issuance. All debt except tax anticipation notes must be amortized in substantial and regular amounts.

     General obligation debt totaled $4,724.5 million at June 30, 1998, a decrease of $70.6 million from June 30, 1997. Over the 10-year period ended June 30, 1998, total outstanding general obligation debt increased at an annual rate of 0.1%, but for the five years ended June 30, 1998, it has decreased at the annual rate of 1.3%. All outstanding general obligation bonds of the Commonwealth are rated "AA" by Standard and Poor's Corporation, "Aa3" by Moody's Investors Service, and "AA" by Fitch Investors Service.
The ratings reflect only the views of the rating agencies.

     Pennsylvania engages in short-term borrowing to fund expenses within a fiscal year through the sale of tax anticipation notes, subject to applicable statutory and constitutional limitations generally imposed on bonds. The principal amount issued, when added to that already outstanding, may not exceed in aggregate 20% of the revenues estimated to accrue to the appropriate fund in the fiscal year. The Commonwealth is not permitted to fund deficits between fiscal years with any form of debt, and all year-end deficit balances must be funded within the succeeding fiscal year's budget. Pennsylvania issued a total of $225.0 million of tax anticipation notes for the account of the General Fund in fiscal 1998, and none in fiscal 1999.
The term of such borrowings may not exceed three years. As of April 30, 1999, there were $21.4 million of bond anticipation notes outstanding, all of which must mature by February 2, 2000.

     State-related Obligations. Certain state-created agencies have statutory authorization to incur debt for which no legislation providing for state appropriations to pay debt service thereon is required. The debt of these agencies is supported by assets of, or revenues derived from, the various projects financed and the debt of such agencies is not an obligation of Pennsylvania although some of the agencies are indirectly dependent on Commonwealth appropriations. The following agencies had debt currently outstanding as of June 30, 1998: Delaware River Joint Toll Bridge Commission ($51.4 million), Delaware River Port Authority ($504.1 million), Pennsylvania Economic Development Financing Authority ($1,106.4 million), Pennsylvania Energy Development Authority ($43.1 million), Pennsylvania Higher Education Assistance Agency ($1,633.8 million), Pennsylvania Higher Educational Facilities Authority ($3,057.6 million), Pennsylvania Industrial Development Authority ($394.5 million), Pennsylvania Infrastructure Investment Authority ($196.4 million), Pennsylvania Turnpike Commission ($1,127.9 million), Philadelphia Regional Port Authority ($59.5 million), and the State Public School Building Authority ($343.3 million). In addition, the Governor is statutorily required to place in the budget of the Commonwealth an amount sufficient to make up any deficiency in the capital reserve fund created for, or to avoid default on, bonds issued by the Pennsylvania Housing Finance Agency ($2,716.4 million of revenue bonds as of June 30, 1998), and an amount of funds sufficient to alleviate any deficiency that may arise in the debt service reserve fund for bonds issued by The Hospitals and Higher Education Facilities Authority of Philadelphia ($1.1 million of the loan principal was outstanding as of June 30, 1998.)

     Litigation. Certain litigation is pending against the Commonwealth that could adversely affect the ability of the Commonwealth to pay debt service on its obligations, including suits relating to the following matters: (i) Approximately 3,500 tort suits are pending against the Commonwealth pursuant to the General Assembly's 1978 approval of a limited waiver of sovereign immunity which permits recovery of damages for any loss up to $250,000 per person and $1,000,000 per accident ($20 million was appropriated from the Motor License Fund for fiscal 1999); (ii) The ACLU filed suit in April 1990 in federal court demanding additional funding for child welfare services (no estimates of potential liability are available), which the Commonwealth is seeking to have dismissed based on, among other things, the settlement in a similar Commonwealth Court action that provided for more funding in fiscal 1991 as well as a commitment to pay to counties $30.0 million over 5 years. In January 1992, the district court denied the ACLU's motion for class certification, but that ruling was overturned in 1994 by the Third Circuit. In July 1998, the plaintiffs entered into a settlement agreement with the City of Philadelphia and related parties, and the district court has preliminarily approved the settlement; (iii) In 1987, the Supreme Court of Pennsylvania held that the statutory scheme for county funding of the judicial system was in conflict with the Pennsylvania Constitution but stayed judgment pending enactment by the legislature of funding consistent with the opinion. In response to an action in mandamus filed by the State Association of County Commissioner, the Court appointed Senior Judge Frank J. Montemuro, Jr. as special master to devise and submit a plan for implementation of its order. In July 1997, Justice Montemuro filed the Interim Report of the Master wherein he recommends a four phase transition to state funding of a unified Judicial system, during each of which specified court employees would transfer into the state payroll system. Numerous objections to the report were filed by September 1, 1997, but the Court has taken no action on them. As Phase I of his proposed plan, Justice Montemuro recommended that the General Assembly provide for an administrative structure of local court administrators to be employed by the Administrative Office of Pennsylvania Courts, a state agency. In April 1998, the General Assembly enacted the General Appropriation Act of 1998, including an appropriation to the Supreme Court of approximately $12.0 million to enable the Commonwealth to implement Phase I of Justice Montemuro's plan; however, no funds may be expended until legislation has been approved by the General Assembly providing for the payment of Commonwealth compensation of county court administrators. Because no such legislation has yet been enacted, the $12.0 million appropriated to the Judicial Department cannot be used; (iv) Actions have been filed in both state and federal court by an association of rural and small schools and several individual school districts and parents challenging the constitutionality of the Commonwealth's system for funding local school districts. The federal case has been stayed pending resolution of the state case. After a lengthy trial, Judge Pellegrini on July 9, 1998, issued an opinion and decree nisi dismissing the petitioners' claim in its entirety, holding that Pennsylvania's system for funding public schools is constitutional under both the education clause and the equal protection clause of the Pennsylvania Constitution. The petitioners filed a timely motion for post-trial relief, taking exception to many of the findings of fact and conclusions of law, and also filed an application with the Supreme Court of Pennsylvania to assume extraordinary, plenary jurisdiction over the case to decide one legal issue. The Supreme Court accepted the case, and indicated that it will not hear oral argument but will decide the
petitioners' motion based on the briefs alone.   There is no available
estimate of potential liability; (v) Several banks have filed suit against the Commonwealth contesting the constitutionality of a 1989 law imposing a bank shares tax on banking institutions. After the Commonwealth Court ruled in favor of the Commonwealth, finding no constitutional deficiencies, Fidelity Bank, the Commonwealth, and certain intervenor banks filed Notices of Appeal to the Pennsylvania Supreme Court. Pursuant to a Settlement Agreement the Commonwealth agreed to enter a credit in favor of Fidelity in settlement of the constitutional and non-constitutional issues including interest. Pursuant to a separate Settlement Agreement the Commonwealth settled with the intervening banks, referred to as "New Banks." Although the described settlements have quantified the Commonwealth's exposure to Fidelity and the intervening banks, other banks filed protective Petitions, and Royal Bank pursued new constitutional challenges in the Commonwealth Court. In January 1998, the Commonwealth Court upheld the Act's constitutionality and in May 1999, the Supreme Court affirmed the ruling;
(vi) In November 1995, the Commonwealth and the Governor, along with the City of Philadelphia and its Mayor, were joined as additional respondents in an enforcement action commenced in Commonwealth Court in 1973 by the Pennsylvania Human Relations Commission against the School District of Philadelphia pursuant to the Pennsylvania Human Relations Act. The enforcement action was pursued to remedy unintentional conditions of segregation in the public schools of Philadelphia. The Commonwealth and the City were joined in the "remedial phase" of the proceeding to determine their liability, if any, and to pay additional costs necessary to remedy the unlawful conditions found to exist in the Philadelphia public schools.
After trial, Judge Smith issued an Opinion and Order, granting in relevant part, judgment in favor of the School District of Philadelphia and ASPIRA and against the Commonwealth and Governor. The Commonwealth appealed and requested the Supreme Court to enter judgments in favor of the Commonwealth and the Governor on all claims. In February 1998, the Supreme Court heard oral argument on these issues and took the matter under advisement; (vii)
In February 1997, five residents of the City of Philadelphia, on their own behalf and on behalf of their school-aged children, joined by the City of Philadelphia, the School District of Philadelphia, and two non-profit organizations, filed in the Commonwealth Court of Pennsylvania a civil action for declaratory judgment against the Commonwealth of Pennsylvania and several state officials. The petitioners claim, inter alia, that Pennsylvania's statutory financing and funding of the education system is unconstitutional as applied to the School District of Philadelphia. The respondents filed preliminary objections seeking dismissal of the action, and in March 1998, the Commonwealth Court sustained the respondents' preliminary objections and dismissed the case on the grounds that the issues presented are not justiciable. An appeal to the Supreme Court of Pennsylvania is pending and briefing is complete. The Court has indicated that it will decide the case based solely on the briefs; it will not hear oral argument; and (viii) In March 1997, Rite Aid filed in the U.S. District Court a civil action against the Secretary of Public Welfare (Secretary), alleging that the state regulation governing payment rates for prescription drugs and related services provided to recipients of benefits under the Pennsylvania Medical Assistance Program (Medicaid) violated various provisions of Title XIX of the Social Security Act (the Medicaid Act) and regulations of the U.S. Department of Health and Human Services, as well as provisions of state law and federal constitutional due process. After allowing the Pennsylvania Pharmacists Association (PPA) to intervene as a plaintiff, the district court granted motions of Rite Aid and PPA for summary judgment and denied a cross-motion of the Secretary. The court declared that the pharmacy reimbursement rates made effective after October 1, 1995, were adopted by the Secretary in violation of the Medicaid Act and enjoined the Secretary from using those rates for reimbursement of any prescription drugs and related services provided to Medicaid recipients after October 1, 1998. The Secretary timely appealed the district court's orders, and Rite Aid and PPA filed cross-appeals. On March 22, 1999, the U.S. Court of Appeals for the Third Circuit reversed the district court's order and remanded for further proceedings, holding inter alia that the Secretary had not violated the Medicaid Act in adopting rates in 1995. The plaintiffs have filed an application for rehearing.

     Philadelphia. The City of Philadelphia is the largest city in the Commonwealth, with an estimated population of 1,585,577 according to the 1990 Census. Philadelphia functions both as a city of the first class and a county for the purpose of administering various governmental programs.

     Legislation providing for the establishment of the Pennsylvania Intergovernmental Cooperation Authority ("PICA") to assist first class cities in remedying fiscal emergencies was enacted by the General Assembly and approved by the Governor in June 1991. PICA is designed to provide assistance through the issuance of funding debt to liquidate budget deficits and to make factual findings and recommendations to the assisted city concerning its budgetary and fiscal affairs. An intergovernmental cooperation agreement between Philadelphia and PICA was approved by City Council and the PICA Board and signed by the Mayor in January, 1992. At the present time, Philadelphia is operating under a five year fiscal plan approved by PICA on June 9, 1998.

     PICA has issued $2,371.7 million of its Special Tax Revenue Bonds.
This financial assistance has included the refunding of certain City general obligation bonds, funding of capital projects and the liquidation of the cumulative general fund balance deficit of Philadelphia as of June 30, 1992, of $224.9 million. The audited General Fund balance as of June 30, 1998, showed a surplus of approximately $169.2 million.

Texas Series

     General. Beginning in late 1982, the decline of the State's oil and gas industry, the devaluation of the Mexican peso and the generally soft national economy combined to cause a significant reduction in the rate of growth of State revenues. During late 1985 and early 1986, the price of oil fell dramatically worldwide. This drop in oil prices created a ripple that caused other sectors of the State's economy, such as real estate, to decline. As a result of an increase in non-performing loans in the energy and real estate sectors, major Texas bank holding companies, individual banks and savings and loans experienced losses or sharp downturns in profitability and many sought Federal assistance from the FDIC.

     Since the early 1990's, the State's economy has rebounded in several areas and has significantly improved its performance since the deep recession of the 1980's. As a result of budget trimming and increasing taxes, and the improving Texas economy, the State finished fiscal years 1990, 1991, 1992, 1993, 1994, 1995, 1996, 1997 and 1998 with surpluses in the General Revenue Fund of $767 million, $1.005 billion, $609 million, $1.623 billion, $2.225 billion, $2.101 billion, $2.270 billion, $2.685 billion and $3.330 billion, respectively.

     In the past decade, the Texas economy has seen a major shift from oil and gas industry reliance to diversification into the technology and computer industry. In 1981, the gas, oil and chemical industry accounted for 26% of the State's total output of goods and services. Today, those businesses account for less than 12% of the State's economy. Fifteen years ago, the Texas oil and gas industry was about six times as large as the State's high technology industry. Today, the oil and gas industry is only slightly larger than the high technology industry, and depending upon the definition of high technology that one employs, there are now more Texans employed in high technology industries than there are in oil and gas related mining and manufacturing activities.

     The State's unemployment rate fell for the sixth straight year in 1998, dropping to its lowest level since 1979. After climbing to an average of over 7.5% in 1992 the unemployment rate successively fell to 6.0% in 1995, 5.6% in 1996, and 5.4% in 1997, before shrinking even further to a rate of 4.8% in 1998. For the first quarter 1999, the rate stood at 4.6%. The new jobs in Texas are largely in industries perceived to have better-than-average prospects for continued growth, such as knowledge-based manufacturing and services. This mix of job growth in Texas should provide a strong base for sustainable growth in the future.

     In the overall race for new job growth, Texas has been the national leader for most of the 1990's, adding more jobs than any other state during that period, and accounting for nearly 12% of the nation's total job growth. Total employment in Texas has been steadily improving since 1991. After making seasonal adjustments, total non-farm employment stood at 8.774 million at the end of 1997. This was an increase of 375,000 non-farm jobs over the number recorded during the last month of 1996. By the end of 1998, the number had climbed again, reaching 9.077 million in December of that year.

     Over the past 12 months, 91% of the jobs added to Texas employment rolls were in service-oriented sectors. Service and wholesale and resale trade industries together account for over half the non-farm employment (51%), but recent numbers indicate the strongest growth exists in two other sectors. Fueled by high consumer confidence and a resulting increase in new housing starts, the construction sector continued to outpace all other categories in job growth during the 12 months between February 1998 and 1999. The sector's employment ranks rose to 518,000 persons over that period, for an increase of 36,400 jobs and a growth rate of 7.5%. Over the past three years, construction employment has increased at an average rate of 6.7% per year. The finance, insurance, and real estate (FIRE) sector followed construction to claim the second spot among sectors in terms of employment growth rate. The FIRE sector responded to strong investment and real estate markets, by adding 25,300 jobs for the 12 month period ending in February 1999. This addition yielded a growth rate of 5.2% and a total number of 510,200 jobs.

     Among other sectors, the rapid growth of Internet and cellular communications helped employment in the transportation, communication, and public utilities (TCPU) sector to grow 4.7% between February 1998 and February 1999. The number of jobs in the sector expanded from 532,500 in February 1998 to 557,400 jobs a year later. This result was achieved despite no gain in utilities where expected deregulation put the industry's hiring plans on hold. The ranks of the health, business, and miscellaneous services sector swelled to over 2.593 million persons during the highlighted period, adding 111,600 jobs between February 1998 and February 1999. This increase provided the single largest number of the new jobs in Texas, and yielded a growth rate of 4.5% for the sector.

     On a national scale, Texas was second in job creation during fiscal 1998, climbing one spot to 10th among the fifty states in terms of job growth (in percentage terms). High-tech manufacturing continues to provide diversification to the State's economy, along with notable increases in the financial services and telecommunication sector. Texas' economy, as measured by its gross State product, accounts for 7.5% of the total economy of the United States, and growth of the Texas economy has outpaced national GNP growth by more than a full percentage point for four of the last five years. The Comptroller of Public Accounts predicts healthy growth in the Texas economy during the next two years, as measured by increases in the gross state product, but at a slower, more normal pace of 3.6% per year, compared to an average annual growth rate of 5.4 % in 1997 and 1998. According to the Comptroller, even at this moderate growth rate, Texas' economic expansion should outpace the annual economic growth of the nation as a whole by 1.4 percentage points.

     State Debt. Except as specifically authorized, the Texas Constitution generally prohibits the creation of debt by or on behalf of the State, with two exceptions: (i) debt created to supply casual deficiencies in revenues which does not exceed in the aggregate, at any one time, $200,000 and (ii) debt to repel invasion, suppress insurrection, defend the State in war or pay existing debt. In addition, the State Constitution prohibits the Legislature from lending the credit of the State to or in aid of any person, including municipalities, or pledging the credit of the State in any manner for the payment of the liabilities of any individual, association of individuals, corporation or municipality. The limitations of the State Constitution do not prohibit the issuance of revenue bonds. Furthermore, obligations which are payable from funds expected to be available during the current budget period do not constitute "debt" within the meaning of the Texas Constitution. Short term obligations such as the Tax and Revenue Anticipation Notes issued by the State Comptroller, which mature within the biennium in which the notes were issued, are not deemed to be debt within the meaning of the state constitutional prohibition.

     At various times, State voters, by constitutional amendment, have authorized the issuance of debt by the State, including general obligation indebtedness for which the full faith and credit and the taxing power of the State may be pledged. In some cases, the authorized indebtedness may not be issued without the approval of the Legislature, but in other cases, the constitutional amendments are self-operating and the debt may be issued without specific legislative action. The total amount of general obligation bonds that have been authorized by the voters is in excess of $8.16 billion.

     Issuance of non-self-supporting Texas bonds declined by $96.5 million in 1998 from the previous fiscal year's total of $2.6463 billion. Conversely, the amount of non-self-supporting revenue (i.e., non-general obligation) bonds increased by $231.7 million during the same period for a total of $685.6 million. As a result of this net increase in the issuance of non-self-supporting bonds, Texas had $3.24 billion in outstanding bonds which must be paid back from the State's general revenue fund as of August 31, 1998. This number evidences a recent trend of increases in the State's total of non-self supporting bond (both general obligation and non-general obligation) debt. The number is up from the $3.10 billion figure for August 31, 1997, and the $3.04 billion and $3.08 billion figures registered on the same dates in 1996 and 1995, respectively.

     Two recent legislative developments regarding State debt should be noted. On November 4, 1997, a proposition was passed which incorporated the provisions of Texas Revised Civil Statutes Article 717k-7(8) into Article III of the Texas Constitution. The statute, which is now contained in
Section 49-j of Article III, prohibits the Legislature from authorizing additional state debt payable from general revenues, including authorized but unissued bonds and lease purchase contracts in excess of $250,000 or for a term of greater than five years, if the resulting annual debt service exceeds 5% of an amount equal to the average amount of general revenue for the three immediately preceding years, excluding revenues constitutionally dedicated for purposes other than payment of debt service. Self-supporting general obligation bonds, although backed by the full faith and credit of the State, are reasonably expected to be paid from other revenue sources and are not expected to create a general revenue draw. Also on November 4, 1997, voters passed a proposition to extend the State's full faith and credit to the Texas Tomorrow Fund, and established the fund as a constitutionally protected fund. The Texas Tomorrow fund is dedicated to the prepayment of higher education tuition and fees.

     Revenue Sources and Tax Collection. Historically, the primary sources of the State's revenues have been sales taxes, mineral severance taxes and federal grants. Due to the collapse of oil and gas prices and the resulting enactment by recent State Legislatures of new tax measures, including those increasing the rates of existing taxes and expanding the tax base and adding a component of the corporate (franchise) tax measured by income, there has been a reordering in the relative importance of the State's taxes in terms of their contribution to the State's revenue in any year. Because of the State's expansion in Medicaid spending and other Health and Human Services programs requiring federal matching revenues, federal grants are the State's single largest revenue source, accounting for approximately 28.3% of total revenue during fiscal year 1998. Sales taxes are the State's second largest source of revenues (and by far the largest source of tax revenue), accounting for approximately 28.0% of the State's total revenues during fiscal year 1998. Licenses, fees and permits, motor fuels taxes and net lottery proceeds, accounted for approximately 9.2%, 5.6% and 3.7%, respectively, of the State's total revenue in fiscal year 1998. The remainder of the State's revenues are derived primarily from other taxes. The State has no personal income tax. The State does impose a corporate franchise tax based on the greater of a corporation's capital or net earned surplus (i.e., income), from which it derived approximately 4.4% of total revenues in fiscal 1998. The earned surplus component of the corporate franchise tax is, in essence, based upon net income apportionable to the State, and thus works very much like a corporate income tax. The franchise tax has been an increasing source of revenue in recent years.

     Total net revenues and opening cash balances for fiscal years 1994, 1995, 1996, 1997, and 1998 amounted to approximately $40.684 billion, $43.657 billion, $44.696 billion, $49.655 billion, and $49.094 billion, respectively, while tax collections for the same period amounted to $18.106 billion, $18.859 billion, $19.763 billion, $21.188 billion, and $22.634 billion, respectively.

     The 76th State Legislature convened in January 1999 and before adjourning passed a budget for the 2000-2001 biennium. The 2000-2001 budget provides for appropriations totaling $61.4 billion from general revenue related funds and $98.1 billion from all fund sources. The 2000-2001 biennium budget increases general revenue funding by 15.6 %, while funding from all funding sources increased by 13.8% over the provisions of the 1998-1999 biennial budget. For the most part, the Texas legislature maintained its normal expenditure patterns, allocating agencies of education and health and human services 79.5% of 2000-2001 general revenue and dedicated general revenue funds. Public safety and criminal justice is the third largest expenditure of dedicated and non-dedicated general revenue and will consume 10.7% of these funds in 2000-2001. Texas education agencies will receive an increase of 19.3% over 1998-99 dedicated general revenue and non-dedicated general revenue funding levels. For health and human services, funding levels from these funds have increased by 4.2% over the previous biennium.

     Limitations on Taxing Powers. The State Constitution prohibits the State from levying ad valorem taxes on property for general revenue purposes. Property taxes are levied exclusively by county and local taxing authorities. There is also a constitutional prohibition on enacting a personal income tax unless approved by the majority of voters in a referendum.

     The State Constitution also limits the rate of growth of appropriations from tax revenues not dedicated by the Constitution during any biennium to the estimated rate of growth for the State's economy. The Legislature may avoid the constitutional limitation if it finds, by a majority vote of both houses, that an emergency exists. The State Constitution authorizes the Legislature to provide by law for the implementation of this restriction, and the Legislature, pursuant to such authorization, has defined the estimated rate of growth in the State's economy to mean the estimated increase in State personal income.

     Petroleum Production and Mining. The Texas economy and the oil and gas industry have been historically linked since the discovery of the Spindletop Field in southeast Texas in 1901. Dramatic increases in the price of oil in 1973-74 and 1979-81 propelled Texas into a leadership position in national economic growth. This situation, however, changed rapidly for Texas during the 1980's. The Texas economy reeled in 1982-83 and again in 1986 as the price of West Texas Intermediate crude oil declined over 50% from $30 per barrel in November 1985 to under $12 per barrel in July 1986. The 1986 crash in oil prices caused economic turmoil, but spawned rapid diversification in the state economy, and the shrunken importance of oil and gas has made the state's economy more similar to that of the nation as a whole. Still, at 12% of the State's gross product, oil and gas remains a major factor in the state's economic mix.

     During the first half of this decade, weak market prices, declining production from Texas fields, and the shifting of exploration activities overseas translated into job losses in the Texas oil and gas industry. Mining jobs bottomed out at 154,600 in November 1995, the lowest level since 1977. By February 1998, the oil and gas industry had taken advantage of firmer prices to increase its ranks to 170,400 employees in yet another of the endless cycles of this still rambunctious industry. In a continuing saga of economic cycles, oil prices fell to a monthly average price below $10.00 per barrel in December 1998 before heading upward again, but the low prices sent employment down to 158,900 by March of 1999.

     The status of the state's oil and gas industry is not represented well by employment numbers alone. Drilling technology and success rates have improved, thereby increasing the productivity per worker and causing a decrease in the number of workers needed to perform the same tasks. Also, because Texas is a headquarters center for exploration worldwide, the state often benefits from exploration beyond its borders. As a result, the inflation-adjusted gross product in the Texas mining industry is about the same size as it was during the 1981 energy boom, when oil and gas employment was nearly double today's number.

     Financial Institutions. Consolidations and mergers continue to shrink the number of Texas banks, but balance sheets in recent years have been predominantly positive. FDIC banking reports appear to show a large drop in Texas banking employment and assets during 1998, but the change is due primarily to a large Texas bank merger, which moved a major headquarters out of state. In general, after a decade of sharp contrasts, the Texas banking industry is enjoying relative stability and healthy returns on assets.
Texas banks have reduced unnecessary expenses, improved efficiency, enjoyed reduced deposit insurance premiums, and taken advantage of healthy growth in the State's economy over the past few years. Texas bank failures peaked in 1989, reaching 134 or two-thirds of all bank closing in the nation, but then declined to 29 in 1993. In the five years following 1993, only two banks failed in the State of Texas, both of which occurred in 1996.

     Overall, Texas financial institutions have been profitable in the 1990's. Net bank income has increased progressively in each year from $1.9 billion in 1994 to $2.64 billion in 1997. That number fell to $1.9 billion in 1998, but the drop was more a reflection of the reclassification of a bank headquarters to an out-of-state location than to an actual loss in banking income. For 1998, the Texas Department of Banking reported "low past-dues, high liquidity, strong profit margins, and substantial capital," resulting in an "excellent" general condition of the State's banking industry. The Texas banking industry has made substantial strides toward recovery during the 1990's. Total loans, total equity capital, and total assets rose in 1993, 1994, 1995, 1996, and 1997 before dropping in 1998 as the result of the relocation of a large bank headquarters. The ratio of net income to net assets represented an annualized return on assets of 1.7% in commercial banks at the end of 1998. The value of non-performing loans increased in 1996, reaching $2.7 billion, but then fell 5.9% in 1997 and an additional 12.2% in 1998 for a final figure of slightly over $2.2 billion. These loans have increased with growing defaults on credit cards, but represent only 2.3% of total loans.

     A consolidation of banks and other financial institutions is ongoing. As a result of the trend toward larger banks with multiple branches, Texas had 799 operating banks at the beginning of 1999, down from 1,125 at the beginning of 1992. It is expected that the number of banking organizations in the State will continue to shrink, but the number of branch locations will continue to rise.

     The trend toward consolidation is even more evident in the savings and loan industry. After the real estate debacle of the mid to late 1980's, thrift institutions were saddled with mountains of foreclosed property worth less than the original loan values. Texas had 273 savings and loans in 1984, but most of the State's thrifts lost money each year from 1986 to 1991, and the majority of them closed their doors. Texas had only 52 savings and loan institutions in operation at the end of 1998, despite the fact that profits have been healthy since 1991. Texas savings and loans, benefiting from loan income and a decline of non-performing assets to 1.0%, saw unprofitable institutions decline to 5.8% at the end of 1998. Total assets rose to $52.7 billion in 1998, up from $42.9 billion in 1992. Additionally, aggregate increases were seen in loans, deposits, and equity capital in 1998. The percentage yield on assets declined slightly, from 8.2% in 1997 to 7.8% in 1998.

     Property Values and Taxes. Various State laws place limits upon the amounts of tax that can be levied upon the property subject to ad valorem taxes within various taxing units, such as cities, counties and the districts which have ad valorem taxing powers (including [without limitation] school and hospital districts). Similarly, the amounts of sales and use taxes which can be levied and the types of property and services to which sales and use taxes apply are subject to legal restrictions.

     The total value of real and personal taxable property reached $708.9 billion as of January 1, 1997, according to records maintained by the Comptroller's property tax division. This represents a 2.3% increase in the tax base from the previous year, and the fifth consecutive year that total value rose after previous year-to-year value declines stretching back into the mid-1980's.

     The increase in value of taxable property was broad-based, with 11 of 13 categories of real property posting some increases from 1996 to 1997. Both single-family and multi-family residential property sectors displayed significant growth in 1997. The market value of single-family residential property climbed to $338.3 billion during 1997, a figure that was up 6.0% from 1996 levels. However, on a taxable basis, the value of single-family homes fell by 5.3% due to increased property tax exemptions. Also in 1997, the value of multi-family residences soared 8.2% over 1996 levels, reaching a figure of $34.1 billion, and the value of commercial and industrial real estate increased a strong 8.1% to $154.2 billion in the same period. The value of commercial and industrial personal property also climbed in 1997, reaching $113.6 billion for a growth rate of 6.4%. One of the strongest gains by any property category was seen in the value of oil, gas, and minerals properties, which rose to $37.1 billion, up 23.4% from 1996 levels. It should be cautioned however, that the strong growth rate in the value of this type of property occurred between 1996 and 1997, and does not reflect changes that have occurred in this volatile industry since then, including the steep drop in oil prices that occurred as recently as December 1998.

     Litigation. The State is a party to various legal proceedings relating to its operations and governmental functions, but unrelated to the bonds or the security for the Bonds. In the opinion of the State Comptroller of Public Accounts, based on information provided by the State Attorney General as to the existence and legal status of such proceedings, none of such proceedings, if finally decided adversely to the State, would have a materially adverse effect on the long-term financial condition of the State.

     After protracted litigation over property tax in the early 1990's, the Texas Legislature (in February 1993) approved proposed constitutional amendments that were intended to address the constitutional deficiencies in the State's system of funding public schools that have been noted by the courts. At an election held on May 1, 1993, the voters of the State rejected all of the proposed constitutional amendments.

     Legislation was enacted in late May 1993 (Senate Bill 7), which included provisions concerning the operation of school districts as well as creating a whole new funding system for public education in the State. This bill provided for a two-tiered education finance structure, known as the Foundation School Program. Tier I provides that each school district is entitled to a basic allotment of $2,300.00 per student, financed by ad valorem taxes of $.86 per $100.00 valuation on property within the district, with any deficiency to be made up by the state. Tier 2 provides that school districts may levy additional ad valorem taxes of as much as $.64 per $100.00 valuation. For every cent of the additional tax levy a district undertakes, the State guarantees of yield of $20.55 per student, regardless of how much tax revenue is actually collected. Senate Bill 7 also imposes a cap on a school district's taxable property at a level of $280,000 per student. School districts with property more valuable than $280,000 per student have various choices as to how their taxable property may be brought within the $280,000 cap.

     Senate Bill 7 was immediately challenged by numerous groups of plaintiffs, representing hundreds of school districts, both property-rich and property-poor, as well as many parents and local officials. After a trial on the consolidated actions in the case of Edgewood v. Meno, the district court held that Senate Bill 7 was constitutional, but found that the Legislature had failed to provide efficiently for facilities. The district court accordingly denied most of the relief sought by the plaintiffs but ordered by injunction that no bonds for any school district could be approved, registered, or guaranteed after September 1, 1995, unless the Legislature had provided for the efficient funding of educational facilities by that time. On appeal, the Texas Supreme Court affirmed the constitutionality of the public school finance system enacted in Senate Bill 7 in all respects. The Supreme Court modified the district court's judgment to provide that the relief requested by the plaintiffs was denied in all respects and that the district court's injunction was vacated. In all other respects, the Supreme Court affirmed the district court's judgment.

     There have been attempts to substantially reduce the overall property tax burden during the last two legislative sessions. These attempts met with only modest success. Although there were numerous minor changes, no major property tax reform occurred during the 1999 legislative session.

Virginia Series

     This series will invest primarily in Virginia Municipal Obligations. For this reason, the Series is affected by political, economic, regulatory or other developments that constrain the taxing, revenue-collecting and spending authority of Virginia issuers or otherwise affect the ability of Virginia issuers to pay interest, principal, or any premium. The following information constitutes only a brief summary of certain of these developments and does not purport to be a complete description of them. The information has been obtained from recent official statements prepared by the Commonwealth of Virginia relating to its securities, and no independent investigation has been undertaken to verify its accuracy. Moreover, the information relates only to the state itself and not to the numerous special purpose or local government units whose issues may also be held by the Series. The credits represented by such issues may be affected by a wide variety of local factors or structuring concerns, and no disclosure is made here relating to such matters.

     The rate of economic growth in the Commonwealth of Virginia has increased steadily over the past decade. Per capita income in Virginia has been consistently above national levels during that time. The services sector in Virginia generates the largest number of jobs, followed by wholesale and retail trade, state and local government and manufacturing. Because of Northern Virginia, with its proximity to Washington, D.C., and Hampton Roads, which has the nation's largest concentration of military installations, the Federal government has a greater economic impact on Virginia relative to its size than any states other than Alaska and Hawaii.

     According to statistics published by the U.S. Department of Labor, Virginia typically has one of the lowest unemployment rates in the nation. This is generally attributed to the balance among the various sectors represented in the economy. Virginia is one of twenty states with a right-to-work law and is generally regarded as having a favorable business climate marked by few strikes or work stoppages. Virginia is also one of the least unionized among the industrialized states.

     Virginia's state government operates on a two-year budget. The Constitution vests the ultimate responsibility and authority for levying taxes and appropriating revenue in the General Assembly, but the Governor has broad authority to manage the budgetary process. Once an appropriation act becomes law, revenue collections and expenditures are constantly monitored by the Governor, assisted by the Secretary of Finance and the Department of Planning and Budget, to ensure that a balanced budget is maintained. If projected revenue collections fall below amounts appropriated at any time, the Governor must reduce expenditures and withhold allotments of appropriations (other than for debt service and other specified purposes) to restore balance. An amendment to the State Constitution, effective January 1, 1993, established a Revenue Stabilization Fund. This Fund is used to offset a portion of anticipated shortfalls in revenues in years when appropriations based on previous forecasts exceed expected revenues in subsequent forecasts. The Revenue Stabilization Fund consists of an amount not to exceed 10% of Virginia's average annual tax revenues derived from taxes on income and retail sales for the three preceding fiscal years.

     General Fund revenues are principally composed of direct taxes. In recent fiscal years most of the total tax revenues have been derived from five major taxes imposed by Virginia on individual and fiduciary income, state sales and use, corporate income, public service corporations and premiums of insurance companies.

     In September 1991, the Debt Capacity Advisory Committee was created by the Governor through an executive order. The committee is charged with annually estimating the amount of tax-supported debt that may prudently be authorized consistent with the financial goals, capital needs and policies of Virginia. The committee annually reviews the outstanding debt of all agencies, institutions, boards and authorities of Virginia for which Virginia has either a direct or indirect pledge of tax revenues or moral obligation. The Committee provides its recommendations on the prudent use of such obligations to the Governor and the General Assembly.

     The Constitution of Virginia prohibits the creation of debt by or on behalf of Virginia that is backed by Virginia's full faith and credit, except as provided in Section 9 of Article X. Section 9 of Article X contains several different provisions for the issuance of general obligation and other debt, and Virginia is well within its limit for each:

     Section 9(a)(2) provides that the General Assembly may incur general obligation debt to meet certain types of emergencies, subject to limitations on amount and duration; to meet casual deficits in the revenue or in anticipation of the collection of revenues of Virginia; and to redeem a previous debt obligation of Virginia. Total indebtedness issued pursuant to this Section may not exceed 30% of an amount equal to 1.15 times the annual tax revenues derived from taxes on income and retail sales, as certified by the Auditor of Public Accounts for the preceding fiscal year.

     Section 9(b) provides that the General Assembly may authorize the creation of general obligation debt for capital projects. Such debt is required to be authorized by an affirmative vote of a majority of each house of the General Assembly and approved in a statewide election. The outstanding amount of such debt is limited to an amount equal to 1.15 times the average annual tax revenues derived from taxes on income and retail sales, as certified by the Auditor of Public Accounts for the three preceding fiscal years less the total amount of bonds outstanding. The amount of 9(b) debt that may be authorized in any single fiscal year is limited to 25% of the limit on all 9(b) debt less the amount of 9(b) debt authorized in the current and prior three fiscal years.

     Section 9(c) provides that the General Assembly may authorize the creation of general obligation debt for revenue-producing capital projects (so-called "double-barrel" debt). Such debt is required to be authorized by an affirmative vote of two-thirds of each house of the General Assembly and approved by the Governor. The Governor must certify before the enactment of the authorizing legislation and again before the issuance of the debt that the net revenues pledged are expected to be sufficient to pay principal of and interest on the debt. The outstanding amount of 9(c) debt is limited to an amount equal to 1.15 times the average annual tax revenues derived from taxes on income and retail sales, as certified by the Auditor of Public Accounts for the three preceding fiscal years. While the debt limits under Sections 9(b) and 9(c) are each calculated as the same percentage of the same average tax revenues, these debt limits are separately computed and apply separately to each type of debt.

     Section 9(d) provides that the restrictions of Section 9 are not applicable to any obligation incurred by Virginia or any of its institutions, agencies or authorities if the full faith and credit of Virginia is not pledged or committed to the payment of such obligation. There are currently outstanding various types of such 9(d) revenue bonds. Certain of these bonds, however, are paid in part or in whole from revenues received as appropriations by the General Assembly from general tax revenues, while others are paid solely from revenues of the applicable project. The debt repayments of the Virginia Public Building Authority, the Virginia Port Authority, the Virginia College Building Authority Equipment Leasing Program, the Virginia College Building Authority 21st Century Program, the Innovative Technology Authority and the Virginia Biotechnology Research Park Authority have been supported in large part by General Fund appropriations.

     The Commonwealth Transportation Board is a substantial issuer of bonds for highway projects. These bonds are secured by and payable from funds appropriated by the General Assembly from the Transportation Trust Fund for such purpose. The Transportation Trust Fund was established by the General Assembly in 1986 as a special non-reverting fund administered and allocated by the Transportation Board to provide increased funding for construction, capital and other needs of state highways, airports, mass transportation and ports. The Virginia Port Authority has also issued bonds which are secured by a portion of the Transportation Trust Fund.

     Virginia is involved in numerous leases that are subject to appropriation of funding by the General Assembly. Virginia also finances the acquisition of certain personal property and equipment through installment purchase agreements.

     Bonds issued by the Virginia Housing Development Authority, the Virginia Resources Authority and the Virginia Public School Authority are designed to be self-supporting from their individual loan programs. A portion of the Virginia Housing Development Authority, Virginia Public School Authority bonds and the Virginia Resources Authority bonds are secured in part by a moral obligation pledge of Virginia. Should the need arise, Virginia may consider funding deficiencies in the respective debt service reserves for such moral obligation debt. To date, none of these authorities has advised Virginia that any such deficiencies exist.

     Local government in Virginia is comprised of 95 counties, 40 incorporated cities, and 190 incorporated towns. Virginia is unique in that cities and counties are independent, and their land areas do not overlap. The largest expenditures by local governments in Virginia are for education, but local governments also provide other services such as water and sewer, police and fire protection and recreational facilities. The Virginia Constitution imposes numerous restrictions on local indebtedness, affecting both its incurrence and amount.

     In Davis v. Michigan (decided March 28, 1989), the United States Supreme Court ruled unconstitutional states exempting from state income tax the retirement benefits paid by the state or local governments without exempting retirement benefits paid by the federal government. At that time, Virginia exempted state and local retirement benefits but not federal retirement benefits. At a Special Session held in April 1989, the General Assembly repealed the exemption of state and local retirement benefits. Following Davis, at least five suits, some with multiple plaintiffs, for refunds of Virginia income taxes, were filed by federal retirees. These suits were consolidated under the name of Harper v. Virginia Department of Taxation.

     In a Special Session in 1994, the Virginia General Assembly passed emergency legislation to provide payments in five annual installments to federal retirees in settlement of their claims as a result of Davis. In 1995 and 1996, the General Assembly passed legislation allowing more retirees to participate in the settlement. As of June 30, 1997, the estimated total cost to Virginia for the settlement was approximately $316.2 million.

     On September 15, 1995, the Supreme Court of Virginia rendered its decision in Harper, reversing the judgment of the trial court, entering final judgment in favor of the taxpayers, directing that the amounts unlawfully collected be refunded with statutory interest. Virginia issued refund checks on November 9, 1995, to federal government pensioners who opted out of the settlement, and interest stopped accruing as of November 3, 1995. The cost of refunding all Virginia income taxes paid on federal government pensions for taxable years 1985, 1986, 1987 and 1988 was approximately $78.7 million, including interest earnings.

     The total cost of refunding all Virginia income taxes paid on federal pensions on account of the settlement (approximately $316.2 million) and the judgment ($78.7 million) is approximately $394.9 million, of which $329.0 million ($250.2 million in respect of the settlement and the entire $78.7 million in respect of the judgment) had been paid, as of June 30, 1998, leaving $66.0 million payable in respect of the settlement. During the 1998 Session of the General Assembly, legislation was passed providing for the early payment of the remaining balance on September 20, 1998 (subject to appropriation), provided the undesignated and unreserved general fund balances are met on August 15, 1998. Since such balances were not met, a special installment payment of 52.8592% of the remaining balance (or approximately $34.88 million) was made on September 30, 1998, with the payment of the final balance ($3.1 million) made on March 31, 1999.

     Most recently, Moody's has rated the long-term general obligation bonds of Virginia "Aaa," and Standard & Poor's has rated such bonds "AAA." There can be no assurance that the economic conditions on which these ratings are based will continue or that particular bond issues may not be adversely affected by changes in economic or political conditions.




                                 APPENDIX B

     Description of S&P, Moody's and Fitch ratings:

S&P

Municipal Bond Ratings

     An S&P municipal bond rating is a current assessment of the creditworthiness of an obligor with respect to a specific obligation.

     The ratings are based on current information furnished by the issuer or obtained by S&P from other sources it considers reliable, and will include:
(1) likelihood of default-capacity and willingness of the obligor as to the timely payment of interest and repayment of principal in accordance with the terms of the obligation; (2) nature and provisions of the obligation; and
(3) protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization or other arrangement under the laws of bankruptcy and other laws affecting creditors' rights.

                                     AAA

     Debt rated AAA is the highest rating assigned by S&P. Capacity to pay interest and repay principal is extremely strong.

                                     AA

     Debt rated AA has a very strong capacity to pay interest and repay principal and differs from the highest rated issues only in a small degree.

                                      A

     Principal and interest payments on bonds in this category are regarded as safe. This rating describes the third strongest capacity for payment of debt service. It differs from the two higher ratings because:

     General Obligations Bonds -- There is some weakness in the local economic base, in debt burden, in the balance between revenues and expenditures, or in quality of management. Under certain adverse circumstances, any one such weakness might impair the ability of the issuer to meet debt obligations at some future date.

     Revenue Bonds -- Debt service coverage is good, but not exceptional. Stability of the pledge revenues could show some variations because of increased competition or economic influences on revenues. Basic security provisions, while satisfactory, are less stringent. Management performance appears adequate.

                                     BBB

     Of the investment grade, this is the lowest.

     General Obligations Bonds -- Under certain adverse conditions, several of the above factors could contribute to a lesser capacity for payment of debt service. The difference between "A" and "BBB" ratings is that the latter shows more than one fundamental weakness, or one very substantial fundamental weakness, whereas the former shows only one deficiency among the factors considered.

     Revenue Bonds -- Debt coverage is only fair. Stability of the pledged revenues could show substantial variations, with the revenue flow possibly being subject to erosion over time. Basic security provisions are no more than adequate. Management performance could be stronger.

                              BB, B, CCC, CC, C

     Debt rated BB, B, CCC, CC or C is regarded as having predominantly speculative characteristics with respect to capacity to pay interest and repay principal. BB indicates the least degree of speculation and C the highest degree of speculation. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

                                     BB

     Debt rated BB has less near-term vulnerability to default than other speculative grade debt. However, it faces major ongoing uncertainties or exposure to adverse business, financial or economic conditions which could lead to inadequate capacity to meet timely interest and principal payment.

                                      B

     Debt rated B has a greater vulnerability to default but presently has the capacity to meet interest payments and principal repayments. Adverse business, financial or economic conditions would likely impair capacity or willingness to pay interest and repay principal.

                                     CCC

     Debt rated CCC has a current identifiable vulnerability to default, and is dependent upon favorable business, financial and economic conditions to meet timely payments of interest and repayment of principal. In the event of adverse business, financial or economic conditions, it is not likely to have the capacity to pay interest and repay principal.

                                     CC

     The rating CC is typically applied to debt subordinated to senior debt which is assigned an actual or implied CCC rating.

                                      C

     The rating C is typically applied to debt subordinated to senior debt which is assigned an actual or implied CCC- debt rating.

                                      D

     Bonds rated D are in default, and payment of interest and/or repayment of principal is in arrears.

     Plus (+) or minus (-): The ratings from AA to CCC may be modified by the addition of a plus or minus sign to show relative standing within the major ratings categories.

Municipal Note Ratings

                                    SP-1

     The issuers of these municipal notes exhibit very strong or strong capacity to pay principal and interest. Those issues determined to possess overwhelming safety characteristics are given a plus (+) designation.

                                    SP-2

     The issuers of these municipal notes exhibit satisfactory capacity to pay principal and interest.

                                    SP-3

The issuers of these municipal notes exhibit speculative capacity to pay principal and interest.

Commercial Paper Ratings

     An S&P commercial paper rating is a current assessment of the likelihood of timely payment of debt having an original maturity of no more than 365 days. Issues assigned an A rating are regarded as having the greatest capacity for timely payment. Issues in this category are delineated with the numbers 1, 2 and 3 to indicate the relative degree of safety.

                                     A-1

     This designation indicates that the degree of safety regarding timely payment is either overwhelming or very strong. Those issues determined to possess overwhelming safety characteristics are denoted with a plus sign (+) designation.

                                     A-2

     Capacity for timely payment on issues with this designation is strong. However, the relative degree of safety is not as high as for issues designated A-1.

                                     A-3

     Issues carrying this designation have a satisfactory capacity for timely payment. They are, however, somewhat more vulnerable to the adverse effects of changes in circumstances than obligations carrying the higher designations.

Moody's

Municipal Bond Ratings

                                     Aaa

     Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

                                     Aa

     Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what generally are known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

                                      A

     Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.




                                     Baa

     Bonds which are rated Baa are considered as medium-grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

                                     Ba

     Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate, and therefor not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

                                      B

     Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or maintenance of other terms of the contract over any long period of time may be small.

                                     Caa

     Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

                                     Ca

     Bonds which are rated Ca present obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

                                      C

     Bonds which are rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

     Generally, Moody's provides either a generic rating or a rating with a numerical modifier of 1 for bonds in each of the generic rating categories Aa, A, Baa, Ba and B. Moody's also provides numerical modifiers of 2 and 3 in each of these categories for bond issues in the health care, higher education and other not-for-profit sectors; the modifier 1 indicates that the issue ranks in the higher end of its generic rating category; the modifier 2 indicates that the issue is in the mid-range of the generic category; and the modifier 3 indicates that the issue is in the low end of the generic category.

Municipal Note Ratings

     Moody's ratings for state and municipal notes and other short-term loans are designated Moody's Investment Grade (MIG). Such ratings recognize the difference between short-term credit risk and long-term risk. Factors affecting the liquidity of the borrower and short-term cyclical elements are critical in short-term ratings, while other factors of major importance in bond risk, long-term secular trends for example, may be less important over the short run.

     A short-term rating may also be assigned on an issue having a demand feature. Such ratings will be designated as VMIG or, if the demand feature is not rated, as NR. Short-term ratings on issues with demand features are differentiated by the use of the VMIG symbol to reflect such characteristics as payment upon periodic demand rather than fixed maturity dates and payment relying on external liquidity. Additionally, investors should be alert to the fact that the source of payment may be limited to the external liquidity with no or limited legal recourse to the issuer in the event the demand is not met.

     Moody's short-term ratings are designated Moody's Investment Grade as MIG 1 or VMIG 1 through MIG 4 or VMIG 4. As the name implies, when Moody's assigns a MIG or VMIG rating, all categories define an investment grade situation.

                                MIG 1/VMIG 1

     This designation denotes best quality. There is present strong protection by established cash flows, superior liquidity support or demonstrated broad-based access to the market for refinancing.

                                MIG 2/VMIG 2

     This designation denotes high quality. Margins of protection are ample although not so large as in the preceding group.

                                MIG 3/VMIG 3

     This designation denotes favorable quality. All security elements are accounted for but there is lacking the undeniable strength of the preceding grades. Liquidity and cash flow protection may be narrow and market access for refinancing is likely to be less well established.

                                MIG 4/VMIG 4

     This designation denotes adequate quality. Protection commonly regarded as required of an investment security is present and although not distinctly or predominantly speculative, there is specific risk.

Commercial Paper Ratings

     The rating Prime-1 (P-1) is the highest commercial paper rating assigned by Moody's. Issuers of P-1 paper must have a superior capacity for repayment of short-term promissory obligations, and ordinarily will be evidenced by leading market positions in well established industries, high rates of return on funds employed, conservative capitalization structures with moderate reliance on debt and ample asset protection, broad margins in earnings coverage of fixed financial charges and high internal cash generation, and well established access to a range of financial markets and assured sources of alternate liquidity.

     Issuers (or related supporting institutions) rated Prime-2 (P-2) have a strong capacity for repayment of short-term promissory obligations. This ordinarily will be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, will be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

     Issuers (or related supporting institutions) rated Prime-3 (P-3) have an acceptable capacity for repayment of short-term promissory obligations. The effect of industry characteristics and market composition may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and the requirements for relatively high financial leverage. Adequate alternate liquidity is maintained.

Fitch

Municipal Bond Ratings

     The ratings represent Fitch's assessment of the issuer's ability to meet the obligations of a specific debt issue or class of debt. The ratings take into consideration special features of the issue, its relationship to other obligations of the issuer, the current financial condition and operative performance of the issuer and of any guarantor, as well as the political and economic environment that might affect the issuer's future financial strength and credit quality.

                                     AAA

     Bonds rated AAA are considered to be investment grade and of the highest credit quality. The obligor has an exceptionally strong ability to pay interest and repay principal, which is unlikely to be affected by reasonable foreseeable events.

                                     AA

     Bonds rated AA are considered to be investment grade and of very high credit quality. The obligor's ability to pay interest and repay principal is very strong, although not quite as strong as bonds rated AAA. Because bonds rated in the AAA and AA categories are not significantly vulnerable to foreseeable future developments, short-term debt of these issuers is generally rated F-1+.

                                      A

     Bonds rated A are considered to be investment grade and of high credit quality. The obligor's ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings.

                                     BBB

     Bonds rated BBB are considered to be investment grade and of satisfactory credit quality. The obligor's ability to pay interest and repay principal is considered to be adequate. Adverse changes in economic conditions and circumstances, however, are more likely to have an adverse impact on these bonds and, therefore, impair timely payment. The likelihood that the ratings of these bonds will fall below investment grade is higher than for bonds with higher ratings.

                                     BB

     Bonds rated BB are considered speculative. The obligor's ability to pay interest and repay principal may be affected over time by adverse economic changes. However, business and financial alternatives can be identified which could assist the obligor in satisfying its debt service requirements.

                                      B

     Bonds rated B are considered highly speculative. While bonds in this class are currently meeting debt service requirements, the probability of continued timely payment of principal and interest reflects the obligor's limited margin of safety and the need for reasonable business and economic activity throughout the life of the issue.

                                     CCC

     Bonds rated CCC have certain identifiable characteristics, which, if not remedied, may lead to default. The ability to meet obligations requires an advantageous business and economic environment.

                                     CC

     Bonds rated CC are minimally protected. Default payment of interest and/or principal seems probable over time.

                                      C

     Bonds rated C are in imminent default in payment of interest or principal.

                                DDD, DD and D

     Bonds rated DDD, DD and D are in actual or imminent default of interest and/or principal payments. Such bonds are extremely speculative and should be valued on the basis of their ultimate recovery value in liquidation or reorganization of the obligor. DDD represents the highest potential for recovery on these bonds and D represents the lowest potential for recovery.

     Plus (+) and minus (-) signs are used with a rating symbol to indicate the relative position of a credit within the rating category. Plus and minus signs, however, are not used in the AAA category covering 13-36 months or the DDD, DD, or D categories.

Short-Term Ratings

     Fitch's short-term ratings apply to debt obligations that are payable on demand or have original maturities of up to three years, including commercial paper, certificates of deposit, medium-term notes, and municipal and investment notes.

     Although the credit analysis is similar to Fitch's bond rating analysis, the short-term rating places greater emphasis than bond ratings on the existence of liquidity necessary to meet the issuer's obligations in a timely manner.

                                    F-1+

     Exceptionally Strong Credit Quality. Issues assigned this rating are regarded as having the strongest degree of assurance for timely payment.

                                     F-1

     Very Strong Credit Quality. Issues assigned this rating reflect an assurance of timely payment only slightly less in degree than issues rated F-1+.

                                     F-2

     Good Credit Quality. Issues carrying this rating have a satisfactory degree of assurance for timely payments, but the margin of safety is not as great as the F-1+ and F-1 categories.
_______________________________





                 DREYFUS PREMIER STATE MUNICIPAL BOND FUND

                         PART C. OTHER INFORMATION
                          _________________________

Item 23.  Exhibits
_______   ________

     (a) Registrant's Amended and Restated Agreement and Declaration of Trust is incorporated by reference to Exhibit (1) of Post-Effective Amendment No. 21 to the Registration Statement on Form N-1A, filed on August 11, 1995.

     (b) Registrant's By-Laws, as amended are incorporated by reference to Exhibit (2) of Post-Effective Amendment No. 21 to the Registration Statement on Form N-1A, filed on August 11, 1995.

     (d) Management Agreement is incorporated by reference to Exhibit (5) of Post-Effective No. 29 to the Registration Statement or Form N-1A, filed on July 16, 1998.

(e)(1)    Distribution Agreement is incorporated by reference to Exhibit
          (6)(a) of Post-Effective Amendment No. 21 to the Registration Statement on Form N-1A, filed on August 11, 1995.

(e)(2) Forms of Shareholder Services Plan Agreements are incorporated by reference to Exhibit (6)(b) of Post-Effective Amendment No. 21 to the Registration Statement on Form N-1A, filed on August 11, 1995.

(e)(3) Forms of Distribution Plan Agreements are incorporated by reference to Exhibit (6)(c) of Post-Effective Amendment No. 21 to the Registration Statement on Form N-1A, filed on August 11, 1995.

(g)(1) Custody Agreement is incorporated by reference to Exhibit (8)(a) of Post-Effective Amendment No. 28 to the Registration Statement on Form N-1A, filed on June 16, 1997.

(g)(2) Sub-Custodian Agreements are incorporated by reference to Exhibit (8)(b) of Post-Effective Amendment No. 20 to the Registration Statement on Form N-1A, filed on August 18, 1994.

     (h)  Shareholder Services Plan is incorporated by reference to Exhibit
          (9) of Post-Effective No. 29 to the Registration Statement or Form N-1A, filed on July 16, 1998.

     (i) Opinion and consent of Registrant's counsel is incorporated by reference to Exhibit (10) of Post-Effective Amendment No. 21 to the Registration Statement on Form N-1A, filed on August 11, 1995.


     (j)  Consent of Independent Auditors.



     (m)  Distribution Plan is incorporated by reference to Exhibit
          (15) of Post-Effective No. 29 to the Registration Statement or Form N-1A, filed on July 16, 1998.

     (o) Registrant's Rule 18f-3 Plan is incorporated by reference to Exhibit (18) of Post-Effective Amendment No. 24 to the
          Registration Statement on Form N-1A, filed on July 18, 1996.

          Other Exhibits
          ______________


               (a) Powers of Attorney of the Trustees and officers are incorporated by reference to Other Exhibits (a) of Post-Effective Amendment No. 31 to the Registration Statement on Form N-1A, filed on June 25, 1999.


               (b) Certificate of Assistant Secretary is incorporated by reference to Other Exhibits (b) of Post-Effective Amendment No. 31 to the Registration Statement on Form N-1A, filed on June 25, 1999.



Item 24.  Persons Controlled by or under Common Control with Registrant.
_______   ______________________________________________________________

          Not Applicable

Item 25.  Indemnification
_______   _______________

          Reference is made to Article VIII of the Registrant's Amended and Restated Declaration of Trust incorporated by reference to Exhibit
          (1) of Post-Effective Amendment  No. 21 to the
          Registration Statement on Form N-1A, filed on August 11, 1995.
          The application of these provisions is limited by Article 10 of the Registrant's By-Laws, as amended, incorporated by reference to Exhibit (2) of Post-Effective Amendment No. 21 to the Registration Statement on Form N-1A, filed on August 11, 1995, and by the following undertaking set forth in the rules promulgated by the Securities and Exchange Commission:

               Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to trustees, officers and controlling persons of the registrant pursuant to the foregoing provisions, or otherwise, the registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in such Act and is, therefore, unenforceable. In the event that a claim for indemnification is against such liabilities (other than the payment by the registrant of expenses incurred or paid by a trustee, officer or controlling person of the registrant in the successful defense of any such action, suit or proceeding) is asserted by such trustee, officer or controlling person in connection with the securities being registered, the registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in such Act and will be governed by the final adjudication of such issue.

          Reference is also made to the Distribution Agreement attached as Exhibit (6)(a) of Post-Effective Amendment No. 21 to the Registration Statement on Form N-1A, filed on August 11, 1995.

Item 26.  Business and Other Connections of Investment Adviser.
_______   ____________________________________________________

          The Dreyfus Corporation ("Dreyfus") and subsidiary companies comprise a financial service organization whose business consists primarily of providing investment management services as the investment adviser and manager for sponsored investment companies registered under the Investment Company Act of 1940 and as an investment adviser to institutional and individual accounts. Dreyfus also serves as sub-investment adviser to and/or administrator of other investment companies. Dreyfus Service Corporation, a wholly-owned subsidiary of Dreyfus, serves primarily as a registered broker-dealer. Dreyfus Investment Advisors, Inc., another wholly-owned subsidiary, provides investment management services to various pension plans, institutions and individuals.

ITEM 26.  Business and Other Connections of Investment Adviser (continued)

          Officers and Directors of Investment Adviser

Name and Position
With Dreyfus                     Other Businesses                               Position Held                    Dates

Christopher M. Condron           Franklin Portfolio Associates, LLC*            Director                         1/97 - Present
Chairman of the Board and
Chief Executive Officer
                                 TBCAM Holdings, Inc.*                          Director                         10/97 - Present
                                                                                President                        10/97 - 6/98
                                                                                Chairman                         10/97 - 6/98

                                 The Boston Company                             Director                         1/98 - Present
                                 Asset Management, LLC*                         Chairman                         1/98 - 6/98
                                                                                President                        1/98 - 6/98

                                 The Boston Company                             President                        9/95 - 1/98
                                 Asset Management, Inc.*                        Chairman                         4/95 - 1/98


                                 Pareto Partners                                Partner Representative           11/95 - 5/97
                                 271 Regent Street
                                 London, England W1R 8PP

                                 Franklin Portfolio Holdings, Inc.*             Director                         1/97 - Present


                                 Certus Asset Advisors Corp.**                  Director                         6/95 -Present

                                 Mellon Capital Management                      Director                         5/95 -Present
                                 Corporation***

                                 Mellon Bond Associates, LLP+                   Executive Committee              1/98 - Present
                                                                                Member

                                 Mellon Bond Associates+                        Trustee                          5/95 -1/98

                                 Mellon Equity Associates, LLP+                 Executive Committee              1/98 - Present
                                                                                Member

                                 Mellon Equity Associates+                      Trustee                          5/95 - 1/98

                                 Boston Safe Advisors, Inc.*                    Director                         5/95 - Present
                                                                                President                        5/95 - Present

                                 Mellon Bank, N.A. +                            Director                         1/99 - Present
                                                                                Chief Operating Officer          3/98 - Present
                                                                                President                        3/98 - Present
                                                                                Vice Chairman                    11/94 - 3/98

                                 Mellon Bank Corporation+                       Chief Operating Officer          1/99 - Present
                                                                                President                        1/99 - Present
                                                                                Director                         1/98 - Present
                                                                                Vice Chairman                    11/94 - 1/99

Christopher M. Condron           The Boston Company, Inc.*                      Vice Chairman                    1/94 - Present
Chairman and Chief                                                              Director                         5/93 - Present
Executive Officer
(Continued)                      Laurel Capital Advisors, LLP+                  Exec. Committee                  1/98 - 8/98
                                                                                Member

                                 Laurel Capital Advisors+                       Trustee                          10/93 - 1/98


                                 Boston Safe Deposit and Trust                  Director                         5/93 -Present
                                 Company*

                                 The Boston Company Financial                   President                        6/89 - Present
                                 Strategies, Inc. *                             Director                         6/89 - Present


Mandell L. Berman                Self-Employed                                  Real Estate Consultant,          11/74 -   Present
Director                         29100 Northwestern Highway                     Residential Builder and
                                 Suite 370                                      Private Investor
                                 Southfield, MI 48034

Burton C. Borgelt                DeVlieg Bullard, Inc.                          Director                         1/93 - Present
Director                         1 Gorham Island
                                 Westport, CT 06880

                                 Mellon Bank Corporation+                       Director                         6/91 - Present

                                 Mellon Bank, N.A. +                            Director                         6/91 - Present

                                 Dentsply International, Inc.                   Director                         2/81 - Present
                                 570 West College Avenue
                                 York, PA

                                 Quill Corporation                              Director                         3/93 - Present
                                 Lincolnshire, IL

Stephen E. Canter                Dreyfus Investment                             Chairman of the Board            1/97 - Present
President, Chief Operating       Advisors, Inc.++                               Director                         5/95 - Present
Officer, Chief Investment                                                       President                        5/95 - Present
Officer, and Director
                                 Newton Management Limited                      Director                         2/99 - Present
                                 London, England

                                 Mellon Bond Associates, LLP+                   Executive Committee              1/99 - Present
                                                                                Member

                                 Mellon Equity Associates, LLP+                 Executive Committee              1/99 - Present
                                                                                Member

                                 Franklin Portfolio Associates, LLC*            Director                         2/99 - Present

                                 Franklin Portfolio Holdings, Inc.*             Director                         2/99 - Present

                                 The Boston Company Asset                       Director                         2/99 - Present
                                 Management, LLC*

                                 TBCAM Holdings, Inc.*                          Director                         2/99 - Present

                                 Mellon Capital Management                      Director                         1/99 - Present
                                 Corporation***

Stephen E. Canter                Founders Asset Management, LLC                 Member, Board of                 12/97 - Present
President, Chief Operating       2930 East Third Ave.                           Managers
Officer, Chief Investment        Denver, CO 80206                               Acting Chief Executive           7/98 - 12/98
Officer, and Director                                                           Officer
(Continued)
                                 The Dreyfus Trust Company+++                   Director                         6/ 95 - Present

Thomas F. Eggers                 Dreyfus Service Corporation++                  Executive Vice President         4/96 - Present
Vice Chairman - Institutional                                                   Director                         9/96 - Present
and Director
                                 Founders Asset Management, LLC                 Member, Board of                 2/99 - Present
                                 2930 East Third Avenue                         Managers
                                 Denver, CO 80206

Steven G. Elliott                Mellon Bank Corporation+                       Senior Vice Chairman             1/99 - Present
Director                                                                        Chief Financial Officer          1/90 - Present
                                                                                Vice Chairman                    6/92 - 1/99
                                                                                Treasurer                        1/90 - 5/98

                                 Mellon Bank, N.A.+                             Senior Vice Chairman             3/98 - Present
                                                                                Vice Chairman                    6/92 - 3/98
                                                                                Chief Financial Officer          1/90 - Present

                                 Mellon EFT Services Corporation                Director                         10/98 - Present
                                 Mellon Bank Center, 8th Floor
                                 1735 Market Street
                                 Philadelphia, PA 19103

                                 Mellon Financial Services                      Director                         1/96 - Present
                                 Corporation #1                                 Vice President                   1/96 - Present
                                 Mellon Bank Center, 8th Floor
                                 1735 Market Street
                                 Philadelphia, PA 19103

                                 Boston Group Holdings, Inc.*                   Vice President                   5/93 - Present

                                 APT Holdings Corporation                       Treasurer                        12/87 - Present
                                 Pike Creek Operations Center
                                 4500 New Linden Hill Road
                                 Wilmington, DE 19808

                                 Allomon Corporation                            Director                         12/87 - Present
                                 Two Mellon Bank Center
                                 Pittsburgh, PA 15259

                                 Collection Services Corporation                Controller                       10/90 - 2/99
                                 500 Grant Street                               Director                         9/88 - 2/99
                                 Pittsburgh, PA 15258                           Vice President                   9/88 - 2/99
                                                                                Treasurer                        9/88 - 2/99

                                 Mellon Financial Company+                      Principal Exec. Officer          1/88 - Present
                                                                                Chief Financial Officer          8/87 - Present
                                                                                Director                         8/87 - Present
                                                                                President                        8/87 - Present

                                 Mellon Overseas Investments                    Director                         4/88 - Present
                                 Corporation+                                   Chairman                         7/89 - 11/97
                                                                                President                        4/88 - 11/97
                                                                                Chief Executive Officer          4/88 - 11/97

                                 Mellon International Investment                Director                         9/89 - 8/97
                                 Corporation+

Steven G. Elliott                Mellon Financial Services                      Treasurer                        12/87 - Present
Director (Continued)             Corporation # 5+

                                 Mellon Financial Markets, Inc.+                Director                         1/99 - Present

                                 Mellon Financial Services                      Director                         1/99 - Present
                                 Corporation #17
                                 Fort Lee, NJ

                                 Mellon Mortgage Company                        Director                         1/99 - Present
                                 Houston, TX

                                 Mellon Ventures, Inc. +                        Director                         1/99 - Present

Lawrence S. Kash                 Dreyfus Investment                             Director                         4/97 - Present
Vice Chairman                    Advisors, Inc.++
And Director
                                 Dreyfus Brokerage Services, Inc.               Chairman                         11/97 - Present
                                 401 North Maple Ave.                           Chief Executive Officer          11/97 - Present
                                 Beverly Hills, CA

                                 Dreyfus Service Corporation++                  Director                         1/95 - 2/99
                                                                                President                        9/96 - 3/99

                                 Dreyfus Precious Metals, Inc.++ +              Director                         3/96 - 12/98
                                                                                President                        10/96 - 12/98

                                 Dreyfus Service                                Director                         12/94 - Present
                                 Organization, Inc.++                           President                        1/97 -  Present

                                 Seven Six Seven Agency, Inc. ++                Director                         1/97 - Present

                                 Dreyfus Insurance Agency of                    Chairman                         5/97 - Present
                                 Massachusetts, Inc.++++                        President                        5/97 - Present
                                                                                Director                         5/97 - Present

                                 The Dreyfus Trust Company+++                   Chairman                         1/97 - 1/99
                                                                                President                        2/97 - 1/99
                                                                                Chief Executive Officer          2/97 - 1/99
                                                                                Director                         12/94 - Present

                                 The Dreyfus Consumer Credit                    Chairman                         5/97 - Present
                                 Corporation++                                  President                        5/97 - Present
                                                                                Director                         12/94 - Present

                                 Founders Asset Management, LLC                 Member, Board of                 12/97 - Present
                                 2930 East Third Avenue                         Managers
                                 Denver, CO. 80206

                                 The Boston Company Advisors,                   Chairman                         12/95 - Present
                                 Inc.                                           Chief Executive Officer          12/95 - Present
                                 Wilmington, DE                                 President                        12/95 - Present

                                 The Boston Company, Inc.*                      Director                         5/93 - Present
                                                                                President                        5/93 - Present

                                 Mellon Bank, N.A.+                             Executive Vice President         6/92 - Present

                                 Laurel Capital Advisors, LLP+                  Chairman                         1/98 - 8/98
                                                                                Executive Committee              1/98 - 8/98
                                                                                Member
                                                                                Chief Executive Officer          1/98 - 8/98
                                                                                President                        1/98 - 8/98

Lawrence S. Kash                 Laurel Capital Advisors, Inc. +                Trustee                          12/91 - 1/98
Vice Chairman                                                                   Chairman                         9/93 - 1/98
And Director (Continued)                                                        President and CEO                12/91 - 1/98

                                 Boston Group Holdings, Inc.*                   Director                         5/93 - Present
                                                                                President                        5/93 - Present

Martin G. McGuinn                Mellon Bank Corporation+                       Chairman                         1/99 - Present
Director                                                                        Chief Executive Officer          1/99 - Present
                                                                                Director                         1/98 - Present
                                                                                Vice Chairman                    1/90 - 1/99

                                 Mellon Bank, N. A. +                           Chairman                         3/98 - Present
                                                                                Chief Executive Officer          3/98 - Present
                                                                                Director                         1/98 - Present
                                                                                Vice Chairman                    1/90 - 3/98

                                 Mellon Leasing Corporation+                    Vice Chairman                    12/96 - Present

                                 Mellon Bank (DE) National                      Director                         4/89 - 12/98
                                 Association
                                 Wilmington, DE

                                 Mellon Bank (MD) National                      Director                         1/96 - 4/98
                                 Association
                                 Rockville, Maryland

                                 Mellon Financial                               Vice President                   9/86  - 10/97
                                 Corporation (MD)
                                 Rockville, Maryland

J. David Officer                 Dreyfus Service Corporation++                  Executive Vice President         5/98 - Present
Vice Chairman                                                                   Director                         3/99 - Present
And Director
                                 Dreyfus Insurance Agency of                    Director                         5/98 - Present
                                 Massachusetts, Inc.++++

                                 Seven Six Seven Agency, Inc.++                 Director                         10/98 - Present

                                 Mellon Residential Funding Corp. +             Director                         4/97 - Present

                                 Mellon Trust of Florida, N.A.                  Director                         8/97 - Present
                                 2875 Northeast 191st Street
                                 North Miami Beach, FL 33180

                                 Mellon Bank, NA+                               Executive Vice President         7/96 - Present

                                 The Boston Company, Inc.*                      Vice Chairman                    1/97 - Present
                                                                                Director                         7/96 - Present

                                 Mellon Preferred Capital                       Director                         11/96 - Present
                                 Corporation*

                                 RECO, Inc.*                                    President                        11/96 - Present
                                                                                Director                         11/96 - Present

                                 The Boston Company Financial                   President                        8/96 - Present
                                 Services, Inc.*                                Director                         8/96 - Present

                                 Boston Safe Deposit and Trust                  Director                         7/96 - Present
                                 Company*                                       President                        7/96 - 1/99

J. David Officer                 Mellon Trust of New York                       Director                         6/96 - Present
Vice Chairman and                1301 Avenue of the Americas
Director (Continued)             New York, NY 10019

                                 Mellon Trust of California                     Director                         6/96 - Present
                                 400 South Hope Street
                                 Suite 400
                                 Los Angeles, CA 90071

                                 Mellon Bank, N.A.+                             Executive Vice President         2/94 - Present

                                 Mellon United National Bank                    Director                         3/98 - Present
                                 1399 SW 1st Ave., Suite 400
                                 Miami, Florida

                                 Boston Group Holdings, Inc.*                   Director                         12/97 - Present

                                 Dreyfus Financial Services Corp. +             Director                         9/96 - Present

                                 Dreyfus Investment Services                    Director                         4/96 - Present
                                 Corporation+

Richard W. Sabo                  Founders Asset Management LLC                  President                        12/98 - Present
Director                         2930 East Third Avenue                         Chief Executive Officer          12/98 - Present
                                 Denver, CO. 80206

                                 Prudential Securities                          Senior Vice President            07/91 - 11/98
                                 New York, NY                                   Regional Director                07/91 - 11/98

Richard F. Syron                 American Stock Exchange                        Chairman                         4/94 - Present
Director                         86 Trinity Place                               Chief Executive Officer          4/94 - Present
                                 New York, NY 10006

Ronald P. O'Hanley               Franklin Portfolio Holdings, Inc.*             Director                         3/97 - Present
Vice Chairman
                                 TBCAM Holdings, Inc.*                          Chairman                         6/98 - Present
                                                                                Director                         10/97 - Present

                                 The Boston Company Asset                       Chairman                         6/98 - Present
                                 Management, LLC*                               Director                         1/98 - 6/98

                                 The Boston Company Asset                       Director                         2/97 - 12/97
                                 Management, Inc. *

                                 Boston Safe Advisors, Inc.*                    Chairman                         6/97 - Present
                                                                                Director                         2/97 - Present

                                 Pareto Partners                                Partner Representative           5/97 - Present
                                 271 Regent Street
                                 London, England W1R 8PP

                                 Mellon Capital Management                      Director                         5/97 -Present
                                 Corporation***

                                 Certus Asset Advisors Corp.**                  Director                         2/97 - Present

                                 Mellon Bond Associates+                        Trustee                          2/97 - Present
                                                                                Chairman                         2/97 - Present

                                 Mellon Equity Associates+                      Trustee                          2/97 - Present
                                                                                Chairman                         2/97 - Present

                                 Mellon-France Corporation+                     Director                         3/97 - Present

Ronald P. O'Hanley               Laurel Capital Advisors+                       Trustee                          3/97 - Present
Vice Chairman (Continued)

Mark N. Jacobs                   Dreyfus Investment                             Director                         4/97 - Present
General Counsel,                 Advisors, Inc.++                               Secretary                        10/77 - 7/98
Vice President, and
Secretary                        The Dreyfus Trust Company+++                   Director                         3/96 - Present

                                 The TruePenny Corporation++                    President                        10/98 - Present
                                                                                Director                         3/96 - Present

                                 Dreyfus Service                                Director                         3/97 - Present
                                 Organization, Inc.++


William H. Maresca               The Dreyfus Trust Company+++                   Director                         3/97 - Present
Controller
                                 Dreyfus Service Corporation++                  Chief Financial Officer          12/98 - Present

                                 Dreyfus Consumer Credit Corp. ++               Treasurer                        10/98 -Present

                                 Dreyfus Investment                             Treasurer                        10/98 - Present
                                 Advisors, Inc. ++

                                 Dreyfus-Lincoln, Inc.                          Vice President                   10/98 - Present
                                 4500 New Linden Hill Road
                                 Wilmington, DE 19808

                                 The TruePenny Corporation++                    Vice President                   10/98 - Present

                                 Dreyfus Precious Metals, Inc. +++              Treasurer                        10/98 - 12/98

                                 The Trotwood Corporation++                     Vice President                   10/98 - Present

                                 Trotwood Hunters Corporation++                 Vice President                   10/98 - Present

                                 Trotwood Hunters Site A Corp. ++               Vice President                   10/98 - Present

                                 Dreyfus Transfer, Inc.                         Chief Financial Officer          5/98 - Present
                                 One American Express Plaza,
                                 Providence, RI 02903

                                 Dreyfus Service                                Assistant  Treasurer             3/93 - Present
                                 Organization, Inc.++

                                 Dreyfus Insurance Agency of                    Assistant Treasurer              5/98 - Present
                                 Massachusetts, Inc.++++

William T. Sandalls, Jr.         Dreyfus Transfer, Inc.                         Chairman                         2/97 - Present
Executive Vice President         One American Express Plaza,
                                 Providence, RI 02903

                                 Dreyfus Service Corporation++                  Director                         1/96 - Present
                                                                                Executive Vice President         2/97 - Present
                                                                                Chief Financial Officer          2/97-12/98

                                 Dreyfus Investment                             Director                         1/96 - Present
                                 Advisors, Inc.++                               Treasurer                        1/96 - 10/98


William T. Sandalls, Jr.         Dreyfus-Lincoln, Inc.                          Director                         12/96 - Present
Executive Vice President         4500 New Linden Hill Road                      President                        1/97 - Present
(Continued)                      Wilmington, DE 19808

                                 Seven Six Seven Agency, Inc.++                 Director                         1/96 - 10/98
                                                                                Treasurer                        10/96 - 10/98

                                 The Dreyfus Consumer                           Director                         1/96 - Present
                                 Credit Corp.++                                 Vice President                   1/96 - Present
                                                                                Treasurer                        1/97 - 10/98

                                 Dreyfus Partnership                            President                        1/97 - 6/97
                                 Management, Inc.++                             Director                         1/96 - 6/97

                                 Dreyfus Service Organization,                  Director                         1/96 - 6/97
                                 Inc.++                                         Executive Vice President         1/96 - 6/97
                                                                                Treasurer                        10/96- Present

                                 Dreyfus Insurance Agency of                    Director                         5/97 - Present
                                 Massachusetts, Inc.++++                        Treasurer                        5/97- Present
                                                                                Executive Vice President         5/97 - Present

Diane P. Durnin                  Dreyfus Service Corporation++                  Senior Vice President -          5/95 - 3/99
Vice President - Product                                                        Marketing and Advertising
Development                                                                     Division

Patrice M. Kozlowski             None
Vice President - Corporate
Communications

Mary Beth Leibig                 None
Vice President -
Human Resources

Theodore A. Schachar             Dreyfus Service Corporation++                  Vice President -Tax              10/96 - Present
Vice President - Tax
                                 Dreyfus Investment Advisors, Inc.++            Vice President - Tax             10/96 - Present

                                 Dreyfus Precious Metals, Inc. +++              Vice President - Tax             10/96 - 12/98

                                 Dreyfus Service Organization, Inc.++           Vice President - Tax             10/96 - Present

Wendy Strutt                     None
Vice President

Richard Terres                   None
Vice President

Andrew S. Wasser                 Mellon Bank Corporation+                       Vice President                   1/95 - Present
Vice-President -
Information Systems

James Bitetto                    The TruePenny Corporation++                    Secretary                        9/98 - Present
Assistant Secretary
                                 Dreyfus Service Corporation++                  Assistant Secretary              8/98 - Present

                                 Dreyfus Investment                             Assistant Secretary              7/98 - Present
                                 Advisors, Inc.++

                                 Dreyfus Service                                Assistant Secretary              7/98 - Present
                                 Organization, Inc.++

Steven F. Newman                 Dreyfus Transfer, Inc.                         Vice President                   2/97 - Present
Assistant Secretary              One American Express Plaza                     Director                         2/97 - Present
                                 Providence, RI 02903                           Secretary                        2/97 - Present

                                 Dreyfus Service                                Secretary                        7/98 - Present
                                 Organization, Inc.++                           Assistant Secretary              5/98 - 7/98



_______________________________
*    The address of the business so indicated is One Boston Place, Boston, Massachusetts, 02108.
**   The address of the business so indicated is One Bush Street, Suite 450, San Francisco, California 94104.
***  The address of the business so indicated is 595 Market Street, Suite 3000, San Francisco, California 94105.
+    The address of the business so indicated is One Mellon Bank Center, Pittsburgh, Pennsylvania 15258.
++   The address of the business so indicated is 200 Park Avenue, New York, New York 10166.
+++  The address of the business so indicated is 144 Glenn Curtiss Boulevard, Uniondale, New York 11556-0144.
++++ The address of the business so indicated is 53 State Street, Boston, Massachusetts 02109.

Item 27.  Principal Underwriters
________  ______________________

     (a) Other investment companies for which Registrant's principal underwriter (exclusive distributor) acts as principal underwriter or exclusive distributor:

     1)     Comstock Partners Funds, Inc.
     2)     Dreyfus A Bonds Plus, Inc.
     3)     Dreyfus Appreciation Fund, Inc.
     4)     Dreyfus Asset Allocation Fund, Inc.
     5)     Dreyfus Balanced Fund, Inc.
     6)     Dreyfus BASIC GNMA Fund
     7)     Dreyfus BASIC Money Market Fund, Inc.
     8)     Dreyfus BASIC Municipal Fund, Inc.
     9)     Dreyfus BASIC U.S. Government Money Market Fund
     10)    Dreyfus California Intermediate Municipal Bond Fund
     11)    Dreyfus California Tax Exempt Bond Fund, Inc.
     12)    Dreyfus California Tax Exempt Money Market Fund
     13)    Dreyfus Cash Management
     14)    Dreyfus Cash Management Plus, Inc.
     15)    Dreyfus Connecticut Intermediate Municipal Bond Fund
     16)    Dreyfus Connecticut Municipal Money Market Fund, Inc.
     17)    Dreyfus Florida Intermediate Municipal Bond Fund
     18)    Dreyfus Florida Municipal Money Market Fund
     19)    The Dreyfus Fund Incorporated
     20)    Dreyfus Global Bond Fund, Inc.
     21)    Dreyfus Global Growth Fund
     22)    Dreyfus GNMA Fund, Inc.
     23)    Dreyfus Government Cash Management Funds
     24)    Dreyfus Growth and Income Fund, Inc.
     25)    Dreyfus Growth and Value Funds, Inc.
     26)    Dreyfus Growth Opportunity Fund, Inc.
     27)    Dreyfus Debt and Equity Funds
     28)    Dreyfus Index Funds, Inc.
     29)    Dreyfus Institutional Money Market Fund
     30)    Dreyfus Institutional Preferred Money Market Fund
     31)    Dreyfus Institutional Short Term Treasury Fund
     32)    Dreyfus Insured Municipal Bond Fund, Inc.
     33)    Dreyfus Intermediate Municipal Bond Fund, Inc.
     34)    Dreyfus International Funds, Inc.
     35)    Dreyfus Investment Grade Bond Funds, Inc.
     36)    Dreyfus Investment Portfolios
     37)    The Dreyfus/Laurel Funds, Inc.
     38)    The Dreyfus/Laurel Funds Trust
     39)    The Dreyfus/Laurel Tax-Free Municipal Funds
     40)    Dreyfus LifeTime Portfolios, Inc.
     41)    Dreyfus Liquid Assets, Inc.
     42)    Dreyfus Massachusetts Intermediate Municipal Bond Fund
     43)    Dreyfus Massachusetts Municipal Money Market Fund
     44)    Dreyfus Massachusetts Tax Exempt Bond Fund
     45)    Dreyfus MidCap Index Fund
     46)    Dreyfus Money Market Instruments, Inc.
     47)    Dreyfus Municipal Bond Fund, Inc.
     48)    Dreyfus Municipal Cash Management Plus
     49)    Dreyfus Municipal Money Market Fund, Inc.
     50)    Dreyfus New Jersey Intermediate Municipal Bond Fund
     51)    Dreyfus New Jersey Municipal Bond Fund, Inc.
     52)    Dreyfus New Jersey Municipal Money Market Fund, Inc.
     53)    Dreyfus New Leaders Fund, Inc.
     54)    Dreyfus New York Insured Tax Exempt Bond Fund
     55)    Dreyfus New York Municipal Cash Management
     56)    Dreyfus New York Tax Exempt Bond Fund, Inc.
     57)    Dreyfus New York Tax Exempt Intermediate Bond Fund
     58)    Dreyfus New York Tax Exempt Money Market Fund
     59)    Dreyfus U.S. Treasury Intermediate Term Fund
     60)    Dreyfus U.S. Treasury Long Term Fund
     61)    Dreyfus 100% U.S. Treasury Money Market Fund
     62)    Dreyfus U.S. Treasury Short Term Fund
     63)    Dreyfus Pennsylvania Intermediate Municipal Bond Fund
     64)    Dreyfus Pennsylvania Municipal Money Market Fund
     65)    Dreyfus Premier California Municipal Bond Fund
     66)    Dreyfus Premier Equity Funds, Inc.
     67)    Dreyfus Premier International Funds, Inc.
     68)    Dreyfus Premier GNMA Fund
     69)    Dreyfus Premier Worldwide Growth Fund, Inc.
     70)    Dreyfus Premier Municipal Bond Fund
     71)    Dreyfus Premier New York Municipal Bond Fund
     72)    Dreyfus Premier State Municipal Bond Fund
     73)    Dreyfus Premier Value Equity Funds
     74)    Dreyfus Short-Intermediate Government Fund
     75)    Dreyfus Short-Intermediate Municipal Bond Fund
     76)    The Dreyfus Socially Responsible Growth Fund, Inc.
     77)    Dreyfus Stock Index Fund, Inc.
     78)    Dreyfus Tax Exempt Cash Management
     79)    The Dreyfus Third Century Fund, Inc.
     80)    Dreyfus Treasury Cash Management
     81)    Dreyfus Treasury Prime Cash Management
     82)    Dreyfus Variable Investment Fund
     83)    Dreyfus Worldwide Dollar Money Market Fund, Inc.
     84)    Founders Funds, Inc.
     85)    General California Municipal Bond Fund, Inc.
     86)    General California Municipal Money Market Fund
     87)    General Government Securities Money Market Fund, Inc.
     88)    General Money Market Fund, Inc.
     89)    General Municipal Bond Fund, Inc.
     90)    General Municipal Money Market Funds, Inc.
     91)    General New York Municipal Bond Fund, Inc.
     92)    General New York Municipal Money Market Fund

(b)
                                                       Positions and
Name and principal   Positions and offices with        offices with
business address     the Distributor                   Registrant
__________________   ___________________________       _____________

Marie E. Connolly+   Director, President, Chief        President and
                     Executive Officer and Chief       Treasurer
                     Compliance Officer

Joseph F. Tower, III+    Director, Senior Vice President,   Vice President
                         Treasurer and Chief Financial      and Assistant
                         Officer                            Treasurer

Mary A. Nelson+      Vice President                    Vice President and
                                                       Assistant Treasurer

Jean M. O'Leary+     Assistant Vice President,         None Assistant
                     Secretary and
                     Assistant Clerk

William J. Nutt+     Chairman of the Board             None

Stephanie D. Pierce++   Vice President                 Vice President,
                                                       Assistant Secretary
                                                       and Assistant
                                                       Treasurer

Patrick W. McKeon+   Vice President                    None

Joseph A. Vignone+   Vice President                    None


________________________________
 +  Principal business address is 60 State Street, Boston, Massachusetts
    02109.
++  Principal business address is 200 Park Avenue, New York, New York
    10166.
Item 28.   Location of Accounts and Records
_______        ________________________________


                 1.  The Bank of New York
                     90 Washington Street
                     New York, New York, 10286

                 2.  Dreyfus Transfer, Inc.
                     P.O. Box 9671
                     Providence, Rhode Island 02940-9671

                 3.  The Dreyfus Corporation
                     200 Park Avenue
                     New York, New York 10166



Item 29.   Management Services
_______    ___________________

           Not Applicable

Item 30.   Undertakings
_______    ____________

              None

                                 SIGNATURES


     Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all of the requirements for effectiveness of this Amendment to the Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this Amendment to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York, and State of New York on the 27th day of August, 1999.



                              DREYFUS PREMIER STATE MUNICIPAL BOND FUND

                         BY:  /s/Marie E. Connolly*
                              ----------------------------
                              Marie E. Connolly, PRESIDENT

     Pursuant to the requirements of the Securities Act of 1933, this Amendment to the Registration Statement has been signed below by the following persons in the capacities and on the date indicated.

         Signatures                        Title               Date
___________________________    ______________________________  ___________



/s/Marie E. Connolly*          President (Principal
______________________________ Executive                       8/27/99
Marie E. Connolly              Officer)

/s/Joseph F. Tower, III*       Assistant Treasurer (Principal  8/27/99
______________________________ Accounting and Financial Officer)
Joseph F. Tower, III

/s/Clifford L. Alexander, Jr.* Director                        8/27/99
______________________________
Clifford L. Alexander, Jr.

/s/Peggy C. Davis*             Director                        8/27/99
______________________________
Peggy C. Davis

/s/Joseph S. DiMartino*        Chairman of the Board of        8/27/99
______________________________ Directors
Joseph S. DiMartino

/s/Ernst Kafka*                Director                        8/27/99
______________________________
Ernest Kafka

/s/Saul B. Klaman*             Director                        8/27/99
______________________________
Saul B. Klaman

/s/Nathan Leventhal*           Director                        8/27/99
______________________________
Nathan Leventhal



*BY: __________________________
     Elba Vasquez,
     Attorney-in-Fact

        INDEX OF EXHIBITS
        __________________


        ITEM 23                                                 PAGE
        _______                                                 ____


        (j)             Consent of Independent Auditors